1933 Act Registration No. 333-

                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   Form N-14AE

                        REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933

[ ]      Pre-Effective                      [ ]  Post-Effective
         Amendment No.                           Amendment No.

                            EVERGREEN MUNICIPAL TRUST
                      (Evergreen Tax-Free High Income Fund)
               [Exact Name of Registrant as Specified in Charter]

                 Area Code and Telephone Number: (617) 210-3200

                               200 Berkeley Street
                           Boston, Massachusetts 02116
                        -----------------------------------
                    (Address of Principal Executive Offices)

                             Michael H. Koonce, Esq.
                     Evergreen Investment Management Company
                               200 Berkeley Street
                           Boston, Massachusetts 02116
                    -----------------------------------------
                     (Name and Address of Agent for Service)

                        Copies of All Correspondence to:
                             Robert N. Hickey, Esq.
                            Sullivan & Worcester LLP
                          1025 Connecticut Avenue, N.W.
                             Washington, D.C. 20036

         Approximate date of proposed public offering: As soon as possible after the effective date of this Registration Statement.

         The Registrant has registered an indefinite amount of securities under the Securities Act of 1933 pursuant to Section 24(f) under the Investment Company Act of 1940 (File No. 333- 36033); accordingly, no fee is payable herewith. Pursuant to Rule 429, this Registration Statement relates to the aforementioned registration on Form N-1A. A Rule 24f-2 Notice for the Registrant's fiscal year ended May 31, 1999 will be filed with the Commission on or about August 31, 1999.

         It is proposed that this filing will become effective on January 18, 2000 pursuant to Rule 488 of the Securities Act of 1933.

                         DAVIS TAX-FREE HIGH INCOME FUND
                                 124 EAST MARCY
                           SANTA FE, NEW MEXICO 87501


January 18, 2000

Dear Shareholder,

At a board meeting held December 7, 1999, the Board of Directors determined that it is in the best interests of shareholders for Davis Tax-Free High Income Fund to merge into Evergreen Tax-Free High Income Fund. I am writing to inform you of a Special Shareholders' meeting to be held in the Fund's offices at 124 East Marcy Street, Santa Fe New Mexico 87501 at 11:00 a.m. on March 10, 2000. Before that meeting, I would like your vote on the important issues affecting your Fund as described in the attached Prospectus/Proxy Statement.

The Prospectus/Proxy Statement includes a proposal requesting that shareholders consider and act upon an Agreement and Plan of Reorganization whereby all of the assets of the Fund would be acquired by Evergreen Tax-Free High Income Fund in exchange for shares of Evergreen Tax-Free High Income Fund and the assumption by Evergreen Tax-Free High Income Fund of the identified liabilities of the Fund. You will receive Class A, B, C, or Y shares of Evergreen Tax-Free High Income Fund having an aggregate net asset value equal to the aggregate net asset value of your Davis Tax-Free High Income Fund's Class A, B, C, or Y shares. Details about Evergreen Tax-Free High Income Fund's investment objective, performance, and management team are contained in the attached Prospectus/Proxy Statement. For federal income tax purposes, the transaction is a non-taxable event for shareholders.

The Board of Directors has approved the proposal and recommends that you vote FOR this proposal.

I realize that this Prospectus/Proxy Statement will take time to review, but your vote is very important. Please take the time to familiarize yourself with the proposal. If you attend the meeting, you may vote your shares in person. If you do not expect to attend the meeting, either complete, date, sign and return the enclosed proxy card in the enclosed postage-paid envelope, or vote by calling toll free 1-800-769-4414, 24 hours a day. You may also fax your completed and signed proxy card (both front and back sides) to us at 1-800-________. Instructions on how to complete the proxy card or vote by telephone are included immediately after the Notice of Special Meeting.

If you have any questions about the proxy please call the Davis Funds at 1-800-279-0279 or our proxy solicitor, D.F. King & Co., Inc., at 1-800-769-4414.
If we do not receive your completed proxy card or your telephone vote within several weeks, you may be contacted by D.F. King & Co., Inc., who will remind you to vote your shares.

Thank you for taking this matter seriously and participating in this important process.

Sincerely,

Shelby M.C. Davis
President
Davis Tax-Free High Income Fund, Inc.

                         DAVIS TAX-FREE HIGH INCOME FUND
                              124 EAST MARCY STREET
                           SANTA FE, NEW MEXICO 87501

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON MARCH 10, 2000

Notice is hereby given that a Special Meeting (the "Meeting") of Shareholders of Davis Tax-Free High Income Fund (the "Fund"), a series of Davis Tax-Free High Income Fund, Inc., will be held at the Fund's offices at 124 East Marcy Street, Santa Fe, New Mexico 87501, on March 10, 2000 at 11:00 a.m. for the following purposes:

1. To consider and act upon the Agreement and Plan of Reorganization (the "Plan") providing for the acquisition of all of the assets of the Fund by Evergreen Tax-Free High Income Fund ("Evergreen Tax Free Fund"), a series of Evergreen Municipal Trust, in exchange for shares of Evergreen Tax Free Fund and the assumption by Evergreen Tax Free Fund of the identified liabilities of the Fund. The Plan also provides for distribution of these shares of Evergreen Tax Free Fund to shareholders of the Fund in liquidation and subsequent termination of the Fund. A vote in favor of the Plan is a vote in favor of the liquidation and termination of the Fund.

2. To transact any other business which may properly come before the Meeting or any adjournment or adjournments thereof.

On behalf of the Fund, the Board of Directors has fixed the close of business on January 10, 2000 as the record date for the determination of shareholders of the Fund entitled to notice of and to vote at the Meeting or any adjournment thereof.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND IN PERSON ARE URGED TO SIGN AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE WITHOUT DELAY, WHICH REQUIRES NO POSTAGE, SO THAT THEIR SHARES MAY BE REPRESENTED AT THE MEETING. YOUR PROMPT ATTENTION TO THE ENCLOSED PROXY WILL HELP TO AVOID THE EXPENSE OF FURTHER SOLICITATION.

                                      By Order of the Board of Directors


                                   Thomas Tays
                                    Secretary
                                January 18, 2000

                     INSTRUCTIONS FOR PROXY CARD ENDORSEMENT

Please review the following information regarding valid endorsement of your proxy card. If your endorsement, or signature, does meet these guidelines, your proxy card will be returned to you.

1. INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the registration on the proxy card.

2. JOINT ACCOUNTS: Either party may sign but the name of the party signing should conform exactly to a name shown in the registration on the proxy card.

3. MINOR'S ACCOUNTS: The custodian listed in the registration must sign the proxy card. If the minor has reached the age of majority in his or her state, please contact the customer service department.

4. ALL OTHER ACCOUNTS: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration.

Please  review  the  following  example   registrations  and  the  corresponding
signature required:


REGISTRATION EXAMPLE                                         TYPE OF ACCOUNT/SIGNATURE

1. AARON M. SMITH                                            1.       "INDIVIDUAL ACCOUNT"
         124 E. MARCY STREET
         SANTA FE NM 87501-2019                                       Signature: Aaron M. Smith
2.  ANDREA E. MALONEY                                        2.       "JOINT TENANT ACCOUNT"
         MICHAEL T MALONEY JT WROS
         124 E. MARCY STREET                                          Signature: Andrea E. Maloney
         SANTA FE, NM 87501-2019                                      Or            Michael T. Maloney
3.  ALBERT N ANDERSON CUST                                   3.       "MINOR'S ACCOUNT"
         ASHLEY H ANDERSON
         UNIF TRANSFER MIN ACT MD
         124 E. MARCY STREET
         MECHANICSVILLE MD 20659-3478                                 Signature:  Albert N. Anderson, Custodian
4.  NASOYA CORPORATION                                       4.       "CORPORATE ACCOUNT"
         TOMMY NAKIJIMA PRES.
         FRED T. FARKLE TREAS.
         124 E. MARCY STREET                                          Signature:  Tommy Nakijima, President
         BROCKTON MA 02302-1901                                       Or             Fred T. Farkle, Treasurer


                                                        -1-




REGISTRATION EXAMPLE                                         TYPE OF ACCOUNT/SIGNATURE
5.  H. WAGNER & J. GUMENICK TTEE                             5.       "TRUST ACCOUNT"
         GEROME GUMENICK TRUST

         U/A DTD JUL 09 91                                            Signature:  H. Wagner, Trustee
         124 EAST MARCY STREET                                        Or             J. Gumenick, Trustee
         LAKE WORTH FL 33467-8852



If you have a different registration type or you are unable to contact the legal owner of the account, please contact our customer service department at 1-800-279-0279 during New York Stock Exchange business days between the hours of 7:00 a.m. and 4:00 p.m. Mountain Time.


                        INSTRUCTIONS FOR TELEPHONE VOTING

To vote by telephone follow the three easy steps below:

1.       Call 1-800-769-4414.
2. Please have your Proxy Card at hand when you call.
3. Enter the twelve-digit "Control No." found on the card, then follow the simple recorded instructions.

                           PROSPECTUS/PROXY STATEMENT
                                January 18, 2000

                            Acquisition of Assets of

                         DAVIS TAX-FREE HIGH INCOME FUND
                                   a series of
                      Davis Tax-Free High Income Fund, Inc.
                              124 East Marcy Street
                           Santa Fe, New Mexico 87501

                        By and in Exchange for Shares of

                       EVERGREEN TAX-FREE HIGH INCOME FUND
                                   a series of
                            Evergreen Municipal Trust
                               200 Berkeley Street
                           Boston, Massachusetts 02116

This  Prospectus/Proxy  Statement is being  furnished to  shareholders  of Davis
Tax-Free High Income Fund ("Davis Tax Free Fund") in connection with the Agreement and Plan of Reorganization (the "Plan") to be submitted to shareholders of Davis Tax Free Fund for consideration at a Special Meeting of Shareholders to be held on March 10, 2000 at 11:00 a.m. at the Fund's offices at 124 East Marcy Street, Santa Fe, New Mexico, 87501 and any adjournments thereof (the "Meeting"). The Plan provides for all of the assets of Davis Tax Free Fund to be acquired by Evergreen Tax-Free High Income Fund ("Evergreen Tax Free Fund") in exchange for shares of Evergreen Tax Free Fund and the assumption by Evergreen Tax Free Fund of the identified liabilities of Davis Tax Free Fund (hereinafter referred to as the "Reorganization"). Evergreen Tax Free Fund is a new fund organized specifically to receive all the assets of Davis Tax Free Fund and to carry on the business of Davis Tax Free Fund. Evergreen Tax Free Fund and Davis Tax Free Fund are sometimes hereinafter referred to individually as the "Fund" and collectively as the "Funds."

The investment objectives and investment strategies of Evergreen Tax Free Fund are substantially identical to those of Davis Tax Free Fund. Both Funds primarily seek to provide current income free from federal income tax by investing  in  municipal  obligations.  Both  Funds  pursue  this  objective  by investing primarily in tax-exempt securities issued by state and local government entities, the most common form being municipal bonds and municipal notes. During normal market conditions, at least 80% of the Funds' assets are invested in tax-exempt securities. Both Funds may invest all of their assets in securities rated below investment grade. B. Clark Stamper, President of Stamper Capital and Investments, Inc., the Fund's sub-adviser, has served as the portfolio manager of Davis Tax Free Fund since June 1990. Following the Reorganization, Mr. Stamper will serve as the portfolio manager of the Evergreen Tax Free Fund.

Following the Reorganization, shares of Evergreen Tax Free Fund will be distributed to shareholders of Davis Tax Free Fund in liquidation of Davis Tax Free Fund and such Fund will be terminated. Holders of Class A, B, C or Y shares of Davis Tax Free Fund will receive the same number of full and fractional Class A, B, C, or Y shares of Evergreen Tax Free Fund having an aggregate net asset value equal to the aggregate net asset value of the shares they currently hold of Davis Tax Free Fund. Each such class of shares of Evergreen Tax Free Fund has substantially identical Rule 12b-1 distribution-related fees, if any, as the shares of the respective class of Davis Tax Free Fund held by them prior to the Reorganization. No sales charge will be imposed in connection with Class A shares of Evergreen Tax Free Fund received by holders of Class A shares of Davis Tax Free Fund. In addition, no contingent deferred sales charge ("CDSC") will be deducted at the time of the Reorganization in connection with Class B or Class C shares of Evergreen Tax Free Fund received by holders of Class B or Class C shares of Davis Tax Free Fund. Holders of Class B shares of Evergreen Tax Free Fund received in the Reorganization will be subject to the schedule of CDSCs currently applicable to the Class B shares of Davis Tax Free Fund and not the schedule of CDSCs applicable to Class B shares of Evergreen Tax Free Fund. The CDSC schedule with respect to the Class C shares of each Fund is the same. The Reorganization is being structured as a tax-free reorganization for federal income tax purposes.

Evergreen Tax Free Fund is a separate series of Evergreen Municipal Trust, an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). Evergreen Tax Free Fund was recently organized and has no operations to date.

This Prospectus/Proxy Statement, which should be retained for future reference, sets forth concisely the information about Evergreen Tax Free Fund that shareholders of Davis Tax Free Fund should know before voting on the Reorganization. Certain relevant documents listed below, which have been filed with the Securities and Exchange Commission ("SEC"), are incorporated in whole or in part by reference. A Statement of Additional Information dated January 18, 2000, relating to this Prospectus/Proxy Statement and the Reorganization which includes the financial statements of Davis Tax Free Fund dated September 30, 1999 (Evergreen Tax Free Fund is new and has not yet issued financial statements), has been filed with the SEC and is incorporated by reference in its entirety into this Prospectus/Proxy Statement. A copy of such Statement of Additional Information is available upon request and without charge by writing to Evergreen Tax Free Fund at 200 Berkeley Street, Boston, Massachusetts 02116 or by calling the Fund toll-free at 1-800-343-2898.

The Prospectus of Evergreen Tax Free Fund which pertains to Class A, B, C and Class Y shares, dated January 10, 2000 is incorporated herein by reference in its entirety. Shareholders of Davis Tax Free Fund will receive, with this Prospectus/Proxy Statement, a copy of the Prospectus of Evergreen Tax Free Fund
 . Additional information about Evergreen Tax Free Fund is contained in its Statement of Additional Information also dated January 10, 2000 which has been filed with the SEC and which is available upon request and without charge by writing to or calling Evergreen Tax Free Fund at the address or telephone number listed in the preceding paragraph.

The two Prospectuses of Davis Tax Free Fund which pertain (i) to Class A, B, and C shares and (ii) to Class Y shares, each dated February 1, 1999, are incorporated herein in their entirety by reference. Copies of the Prospectuses, related Statement of Additional Information dated February 1, 1999 and the Annual Report for the fiscal year ended September 30, 1999, are available upon request and without charge by writing to Davis Tax Free Fund at the address listed on the cover page of this Prospectus/Proxy Statement or by calling the Fund toll-free at 1-800-279-0279.

A copy of the Plan is included as Exhibit A to this Prospectus/Proxy Statement.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAVE THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The shares offered by this Prospectus/Proxy Statement are not deposits or obligations of any bank and are not insured or otherwise protected by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency and involve investment risk, including possible loss of capital.

                                TABLE OF CONTENTS



COMPARISON OF FEES AND EXPENSES......................................................................6
SUMMARY..............................................................................................11
Proposed Plan of Reorganization......................................................................12
Tax Consequences.....................................................................................13
Investment Objectives and Investment Strategies of the Funds.........................................13
Comparative Performance Information..................................................................14
Management of the Funds..............................................................................15
Investment Advisers and the Sub-Adviser..............................................................16
Administrator........................................................................................16
Portfolio Management.................................................................................17
Distribution of Shares...............................................................................17
Purchase and Redemption Procedures...................................................................20
Exchange Privileges..................................................................................20
Dividend Policy......................................................................................20
Risks................................................................................................21

REASONS FOR THE REORGANIZATION.......................................................................23
Agreement and Plan of Reorganization.................................................................26
Federal Income Tax Consequences......................................................................27
Pro-forma Capitalization.............................................................................28
Shareholder Information..............................................................................29

COMPARISON OF INVESTMENT OBJECTIVES AND STRATEGIES OF THE FUNDS......................................31

COMPARATIVE INFORMATION ON SHAREHOLDERS' RIGHTS......................................................33
Forms of Organization................................................................................33
Capitalization.......................................................................................33
Shareholder Liability................................................................................34
Shareholder Meetings and Voting Rights...............................................................34
Liquidation..........................................................................................35
Liability and Indemnification of Trustees............................................................35

ADDITIONAL INFORMATION...............................................................................36

VOTING INFORMATION CONCERNING THE MEETING............................................................36

FINANCIAL STATEMENTS AND EXPERTS.....................................................................38

                                                        -4-




LEGAL MATTERS........................................................................................39

OTHER BUSINESS.......................................................................................39

EXHIBIT A:  Agreement and Plan of  Reorganization....................................................A-1


                         COMPARISON OF FEES AND EXPENSES


The amounts for Class A, B, C and Y shares of Davis Tax Free Fund set forth in the following tables and in the examples are based on the expenses for Davis Tax Free Fund for the fiscal year ended September 30, 1999.

Evergreen Tax Free Fund is newly organized and has not had any operations to date. The amounts for Class A, B, C, and Y shares of Evergreen Tax Free Fund set forth in the following tables and in the examples are based on the estimated expenses of Evergreen Tax Free Fund pro forma for the period ending May 31, 2000 as set forth in the current Prospectus of Evergreen Tax Free Fund.

The following tables show for Davis Tax Free Fund, Evergreen Tax Free Fund, and Evergreen Tax Free Fund pro forma, assuming consummation of the Reorganization, the shareholder transaction expenses and annual fund operating expenses associated with an investment in the Class A, B, C, and Y shares of Evergreen Tax Free Fund and Davis Tax Free Fund.


                                  Comparison of
              Evergreen Tax Free Fund's Class A, B, C, and Y shares
                                      With
                Davis Tax Free Fund's Class A, B, C, and Y shares

Shareholder Transaction Expenses


                                                                      Davis Tax Free Fund
                                                             Class A         Class B         Class C        Class Y

Shareholder Transaction Expenses
Maximum Sales Load Imposed on Purchases
(as a percentage of offering price).....................     4.75%           None            None           None


                                                        -6-


Maximum Deferred Sales Charge (as a
percentage of original purchase price or
redemption proceeds, whichever is lower)................     None(1)         4.00% in        1.00% in       None
                                                                             the first       the first
                                                                             year            year and
                                                                             declining       0.00%
                                                                             to 1.00%        thereafter
                                                                             in the
                                                                             sixth
                                                                             year and
                                                                             0.00%
                                                                             thereafter
Annual Fund Operating Expenses (as a
percentage of average daily net assets)
Management Fee..........................................     0.63%           0.63%           0.63%          0.63%
12b-1 Fees..............................................     0.25%           1.00%           1.00%          None
Other Expenses..........................................     0.18%           0.19%           0.20%          0.30%
                                                             ----            ----            ----           ----
Annual Fund Operating Expenses..........................     1.06%           1.82%           1.83%          0.93%
                                                             ====            ====            ====           ====




                                                                                Evergreen Tax Free Fund
                                                             Class A         Class B         Class C        Class Y

Shareholder Transaction Expenses
Maximum Sales Load Imposed on Purchases
(as a percentage of offering price).....................     4.75%           None            None           None


                                                        -7-



Maximum Deferred Sales Charge (as a
percentage of original purchase price or
redemption proceeds, whichever is lower)................     None(1)         5.00% in        1.00% in       None
                                                                             the first       the first
                                                                             year            year and
                                                                             declining       0.00%
                                                                             to 1.00%        thereafter
                                                                             in the
                                                                             sixth
                                                                             year and
                                                                             0.00%
                                                                             thereafter
Annual Fund Operating Expenses (as a
percentage of average daily net assets)
Management Fee..........................................     0.53%           0.53%           0.53%          0.53%
12b-1 Fees(2)...........................................     0.25%           1.00%           1.00%          None
Other Expenses..........................................     0.25%           0.25%           0.25%          0.25%
                                                             ----            ----            ----           ----
Annual Fund Operating Expenses..........................     1.03%           1.78%           1.78%          0.78%
                                                             ====            ====            ====           ====



                        Evergreen Tax Free Fund Pro Forma


                                                             Class A         Class B         Class C        Class Y
                                                                             (3)

Shareholder Transaction Expenses
Maximum Sales Load Imposed on Purchases
(as a percentage of offering price).....................     4.75%           None            None           None


                                                        -8-





Maximum Deferred Sales Charge (as a
percentage of original purchase price or
redemption proceeds, whichever is lower)................     None(1)         5.00% in        1.00% in       None
                                                                             the first       the first
                                                                             year            year and
                                                                             declining       0.00%
                                                                             to 1.00%        thereafter
                                                                             in the
                                                                             sixth
                                                                             year and
                                                                             0.00%
                                                                             thereafter
Annual Fund Operating Expenses (as a
percentage of average daily net assets)
Management Fee..........................................     0.53%           0.53%           0.53%          0.53%
12b-1 Fees(2)...........................................     0.25%           1.00%           1.00%          None
Other Expenses..........................................     0.25%           0.25%           0.25%          0.25%
                                                             ----            ----            ----           ----
Annual Fund Operating Expenses(4).......................     1.03%           1.78%           1.78%          0.78%
                                                             ====            ====            ====           ====

------------------------------
(1) Investments of $1 million or more are not subject to a front-end sales charge, but may be subject to a contingent deferred sales charge of 1.00% (0.75% in the case of Davis Tax Free Fund) upon redemption within one year after the month of purchase.
(2) Class A shares of Evergreen Tax Free Fund can pay up to 0.75% of average daily net assets as a 12b-1 fee. For the foreseeable future, the Class A 12b-1 fees will be limited to 0.25% of average daily net assets.
(3) Class B shares of Evergreen Tax Free Fund received in the Reorganization will be subject to the schedule of CDSCs currently applicable to Class B shares of Davis Tax Free Fund and not to the schedule of CDSCs applicable to Class B shares of Evergreen Tax Free Fund.
(4) In connection with the Reorganization, the investment adviser to Evergreen Tax Free Fund has contractually agreed for a period of at least two years to limit the Fund's Annual Operating Expenses to the pro forma amounts presented in the table.

Examples: The following tables show for Davis Tax Free Fund, for Evergreen Tax Free Fund and for Evergreen Tax Free Fund pro forma, assuming consummation of the Reorganization, examples of the cumulative effect of shareholder transaction expenses and annual fund operating expenses indicated above on a $10,000 investment in each class of shares for the periods specified, assuming (i) a 5% annual return and (ii) redemption at the end of such period. For Class B and C shares, the tables also show the effect if the shares are not redeemed. In the case of Evergreen Tax Free pro forma, the examples for Class B shares reflect, as described in footnote 3 above, the CDSC schedule applicable to Class B shares of Davis Tax Free Fund and convert to Class A shares after eight years. All tables assume reinvestment of dividends and capital gain distributions.


                               Davis Tax Free Fund


                                               One Year        Three Years        Five Years        Ten Years

Class A shares                                 $578            $796               $1,032            $1,708
Class B shares (assuming                       $585            $873               $1,185            $1,938
redemption at the end of the period)
Class B shares (assuming no                    $185            $573               $985              $1,938
redemption at the end of the period)
Class C shares (assuming                       $286            $576               $990              $2,148
redemption at the end of the period)
Class C shares (assuming no                    $186            $576               $990              $2,148
redemption at the end of the period)
Class Y shares                                 $95             $296               $515              $1,143

                             Evergreen Tax Free Fund


                                               One Year        Three Years        Five Years        Ten Years

Class A shares                                 $575            $787               $1,017            $1,675
Class B shares (assuming                       $681            $860               $1,164            $1,804
redemption at the end of the period)
Class B shares (assuming no                    $181            $560               $964              $1,804
redemption at the end of the period)
Class C shares (assuming                       $281            $560               $964              $2,095
redemption at the end of the period)
Class C shares (assuming no                    $181            $560               $964              $2,095
redemption at the end of the period)


                                                       -10-

Class Y shares                                 $80             $249               $433              $966


                             Evergreen Tax Free Fund
                                    Pro Forma

                                               One Year        Three Years        Five Years        Ten Years

Class A shares                                 $575            $787               $1,017            $1,675
Class B shares (assuming                       $581            $860               $1,164            $1,897
redemption at the end of the period)
Class B shares (assuming no                    $181            $560               $964              $1,897
redemption at the end of the period)
Class C shares (assuming                       $281            $560               $964              $2,095
redemption at the end of the period)
Class C shares (assuming no                    $181            $560               $964              $2,095
redemption at the end of the period)
Class Y shares                                 $80             $249               $433              $966


The purpose of the foregoing examples is to assist Davis Tax Free Fund shareholders in understanding the various costs and expenses that an investor in Evergreen Tax Free Fund, as a result of the Reorganization, would bear directly and indirectly, as compared with the various direct and indirect expenses currently borne by a shareholder in Davis Tax Free Fund. These examples should not be considered a representation of past or future expenses or annual return. Actual expenses may be greater or less than those shown.


                                     SUMMARY

This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Prospectus/Proxy Statement, the Prospectus of Evergreen Tax Free Fund dated January 10, 2000, the Prospectuses of Davis Tax Free Fund dated February 1, 1999 (which are incorporated herein by reference), and the Plan, the form of which is attached to this Prospectus/Proxy Statement as Exhibit A.

Proposed Plan of Reorganization

The Plan provides for the transfer of all of the assets of Davis Tax Free Fund in exchange for shares of Evergreen Tax Free Fund and the assumption by Evergreen Tax Free Fund of the identified liabilities of Davis Tax Free Fund. The identified liabilities consist only of those liabilities reflected on the Fund's statement of assets and liabilities determined immediately preceding the Reorganization. The Plan also calls for the distribution of shares of Evergreen Tax Free Fund to Davis Tax Free Fund shareholders in liquidation of Davis Tax Free Fund as part of the Reorganization. As a result of the Reorganization, the holders of Davis Tax Free Fund Class A, B, C and Y shares will become the owners of the same number of full and fractional Class A, B, C, and Y shares, respectively, of Evergreen Tax Free Fund having an aggregate net asset value equal to the aggregate net asset value of the shareholders' shares of Davis Tax Free Fund as of the close of business immediately prior to the date that Davis Tax Free Fund's assets are exchanged for shares of Evergreen Tax Free Fund. See "Reasons for the Reorganization Agreement and Plan of Reorganization."

The Directors of Davis Tax-Free High Income Fund, Inc., including the Directors who are not "interested persons," as such term is defined in the 1940 Act (the "Independent Directors"), have concluded that the Reorganization would be in the best interests of shareholders of Davis Tax Free Fund, and that the interests of the shareholders of Davis Tax Free Fund will not be diluted as a result of the transactions contemplated by the Reorganization. Accordingly, the Directors have submitted the Plan for the approval of Davis Tax Free Fund's shareholders.

THE BOARD OF DIRECTORS RECOMMENDS APPROVAL BY SHAREHOLDERS OF DAVIS TAX FREE FUND OF THE PLAN EFFECTING THE REORGANIZATION.

The Trustees of Evergreen Municipal Trust have also approved the Plan and accordingly, Evergreen Tax Free Fund's participation in the Reorganization.

Approval of the Reorganization on the part of Davis Tax Free Fund will require the affirmative vote of a majority of the dollar value (each dollar of net asset value per share is entitled to one vote ) of Davis Tax Free Fund's shares outstanding and entitled to vote. All classes will vote together as a single class at a Meeting at which a quorum of the Fund's shares is present. Fifty percent of the dollar value of the outstanding shares, represented in person or by proxy, is required to constitute a quorum at the Meeting. See "Voting Information Concerning the Meeting."

If approved by shareholders of the Fund, it is currently contemplated that the Reorganization will become effective on or about the close of business on March 10, 2000. However, the Reorganization may become effective at another time and date should the Meeting be adjourned to a later date or should any other condition to the Reorganization not be satisfied at that time. Notwithstanding prior shareholder approval, the Plan may be terminated at any time prior to its implementation by the mutual agreement of the parties thereto.

If the shareholders of Davis Tax Free Fund do not vote to approve the Reorganization, the Directors will consider other possible courses of action in the best interests of shareholders.

Tax Consequences

Prior to or at the completion of the Reorganization, Davis Tax Free Fund will have received an opinion of KPMG LLP that the Reorganization has been structured so that no gain or loss will be recognized by the Fund or its shareholders for federal income tax purposes as a result of the receipt of shares of Evergreen Tax Free Fund in the Reorganization. The holding period and aggregate tax basis of shares of Evergreen Tax Free Fund that are received by Davis Tax Free Fund's shareholders will be the same as the holding period and aggregate tax basis of shares of the Fund previously held by such shareholders, provided that shares of the Fund are held as capital assets. In addition, the holding period and tax basis of the assets of Davis Tax Free Fund in the hands of Evergreen Tax Free Fund as a result of the Reorganization will be the same as in the hands of the Fund immediately prior to the Reorganization, and no gain or loss will be recognized by Evergreen Tax Free Fund upon the receipt of the assets of the Fund in exchange for shares of Evergreen Tax Free Fund and the assumption by Evergreen Tax Free Fund of the identified liabilities of Davis Tax Free Fund.

Investment Objectives and Investment Strategies of the Funds

The investment objectives and investment strategies of Evergreen Tax Free Fund are substantially identical to those of Davis Tax Free Fund. Evergreen Tax Free Fund seeks to provide current income free from federal income tax. Davis Tax Free Fund's investment objective is to provide current income free from federal income tax by investing in municipal obligations. Municipal obligations are debt securities, such as municipal bonds and municipal notes, issued by state and local governments or their agencies or instrumentalities.

Both Funds pursue their investment objective by investing primarily in tax-exempt securities issued by state and local government entities, the most common form being municipal bonds and municipal notes. During normal market conditions, at least 80% of the Funds' assets are invested in tax-exempt securities. Both Funds may invest up to 100% of their assets in below investment grade, or high-yield high-risk, securities.

Following the Reorganization Evergreen Tax Free Fund will have the same sub-adviser that has managed Davis Tax Free Fund since June 1990 and Mr. B. Clark Stamper will continue to serve as portfolio manager.

See "Comparison of Investment Objectives and Strategies" below.

Comparative Performance Information

Discussions of the manner of calculation of total return are contained in the respective Prospectuses and Statements of Additional Information of the Funds. Past performance is not an indication of future results. The calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment date.

Evergreen Tax Free Fund has been recently organized and has not yet engaged in any operations; consequently, it does not have an investment performance record. After the Reorganization Evergreen Tax Free Fund, as the successor to Davis Tax Free Fund, will assume and publish Davis Tax Free Fund's investment performance record.

The chart below shows the percentage gain or loss in each of the past ten calendar years for Class B shares of Davis Tax Free Fund. It should give you a general idea of how the Fund's return has varied from year-to-year. The graph includes the effects of Fund expenses, but not sales charges. Returns would be lower if any applicable sales charges were included. The return for the other classes of shares offered by this Prospectus/Proxy Statement will differ from the Class B returns shown in the chart, depending on the expenses of that class.


       Year-by-Year Total Return for Class B Shares of Davis Tax Free Fund


50%
45%
40%
35%
30%
25%
20%
15%                  11.73%
10%                                 8.45%         8.32%                     7.97%       5.54%        6.95%
 5%     2.81%                                                  2.18%                                            3.85%     ___%
 0%

        90           91             92            93           94           95          96           97         98        99

Best Quarter:              _______          Quarter 199_      %
Worst Quarter:             _______          Quarter 199_      %

                                                       -14-

Class B shares yield  (as of December 31, 1999):
30-Day SEC Yield -         %
Tax-Equivalent Yield -   %

         The next table lists the average year-by-year return of the Class A, Class B, Class C and Class Y shares of Davis Tax Free Fund for the 1-year period, 5-year period, 10 year period, if applicable, and since inception (through 12/31/99), including any applicable sales charges for Class A, B and C shares. This table is intended to provide you with some indication of the risks of investing in the Fund. At the bottom of the table you can compare the Fund's performance with the Lehman Brothers 10 Year Revenue Bond Index ("Lehman Revenue Bond Index"). The Lehman Revenue Bond Index is an unmanaged index tracking the performance of municipal bonds. An index does not include transaction costs associated with buying and selling securities nor any management fees. It is not possible to invest directly in an index.


                           Average Annual Total Return
                             of Davis Tax Free Fund



                                 1 Year             5 Years           10 Years           From
                                 Ended              Ended             Ended              Inception to
                                 December           December          December           December           Inception
                                 31, 1999           31, 1999          31, 1999           31, 1999           Date
                                 -----------        ----------        ----------         ------------       ----

Class A shares                               %           N/A                 N/A                      %     12/1/94
Class B shares                               %                 %                   %                  %     3/21/85
Class C shares                                                                                              8/18/97
                                             %            N/A                N/A                      %
Class Y shares                                                                                              10/6/97
                                             %            N/A                N/A                       %
Lehman Brothers
Revenue Bond Index
                                             %                   %                  %                  %*

*        Performance since 8/31/97.


Management of the Funds

The overall management of Evergreen Tax Free Fund and of Davis Tax Free Fund is the responsibility of, and is supervised by the Board of Trustees of Evergreen Municipal Trust and the Board of Directors of Davis Tax-Free High Income Fund, Inc., respectively.

Investment Advisers and the Sub-Adviser

Evergreen Investment Management Company ("EIMC") serves as the investment adviser for Evergreen Tax Free Fund. EIMC is located at: 200 Berkeley Street, Boston, Massachusetts 02116-5034. EIMC is an indirect subsidiary of First Union National Bank ("FUNB") which is itself a subsidiary of First Union Corporation, the sixth largest bank holding company in the United States based on total assets as of September 30, 1999. FUNB and its affiliates manage the Evergreen family of mutual funds with assets of approximately $___ billion as of December 31, 1999.

Davis Selected Advisers, LP ("DSA") serves as the investment adviser for Davis Tax Free Fund. As investment adviser DSA has overall responsibility for management of the Fund and its daily business affairs.

The investment adviser of Davis Tax Free Fund is entitled to a fee at the annual rate based on average net assets, as follows: 0.65% on average net assets up to $250 million, 0.60% on the next $250 million of average net assets and 0.55% on average net assets over $500 million. The investment adviser of Evergreen Tax Free Fund is entitled to a fee at the annual rate based on average net assets, as follows: 0.55% on average net assets up to $250 million, 0.50% on the next $250 million of average net assets and 0.45% on average net assets over $500 million. For each of the Funds, advisory fees are allocated among each class of shares in proportion to each classes' relative total net assets.

Stamper Capital & Investments, Inc. ("Stamper"), 1101-A 41st Avenue, Santa Cruz, California 95062 has served as the Davis Tax Free Fund's sub-adviser since June 1990 under a sub-advisory agreement with DSA. The sub-adviser manages the day to day investment operations of the Fund, subject to DSA's overall supervision. All the fees paid to Stamper are paid by DSA and not the Fund.

Effective on the date of the Reorganization, EIMC will enter into a sub-advisory agreement with Stamper whereby the sub-adviser will manage the day-to-day investment operations of Evergreen Tax Free Fund. As with its sub-advisory arrangement with DSA, all fees paid to Stamper will be paid by EIMC and not the Fund.

Administrator

Evergreen Investment Services, Inc. ("EIS") serves as administrator to Evergreen Tax Free Fund, subject to the supervision and control of the Evergreen Municipal Trust's Board of Trustees. EIS provides the Fund with facilities, equipment and personnel and is entitled to receive an annual fee from the Fund at a rate of 0.10% of the Fund's average daily net assets.

DSA provides certain administrative services at cost to Davis Tax Free Fund for which it is reimbursed by the Fund.

Portfolio Management

B. Clark Stamper, President of Stamper, has served as the portfolio manager of Davis Tax Free Fund since June, 1990. Mr. Stamper also served as portfolio manager of Davis Intermediate Investment Grade Bond Fund (formerly Davis High Income Fund) from June 1990 until October 1998; as portfolio manager of Davis Government Bond Fund from June 1990 until April 1995, and as portfolio manager of Selected Capital Preservation Trust's U.S. Government Income Fund from May 1993 until April 1995.

If the Reorganization is approved, Mr. Stamper will become portfolio manager of Evergreen Tax Free Fund.

Distribution of Shares

Evergreen Distributor, Inc. ("EDI"), an affiliate of BISYS Fund Services, acts as underwriter of Evergreen Tax Free Fund's shares. EDI distributes the Fund's shares directly or through broker-dealers, banks (including FUNB), or other financial intermediaries. Evergreen Tax Free Fund offers Class A, B, C and Y shares. Each class has separate distribution arrangements. (See "Distribution-Related and Shareholder Servicing-Related Expenses" below.) No class bears the distribution expenses relating to the shares of any other class.

In the proposed Reorganization, Davis Tax Free Fund Class A, B, C and Y shareholders will receive Evergreen Tax Free Fund Class, A, B, C, or Y shares, respectively. Each Class of Evergreen Tax Free Fund shares has substantially similar arrangements with respect to the imposition of Rule 12b-1 distribution and service fees as the identically designated class of Davis Tax Free Fund shares. Because the Reorganization will be effected at net asset value without the imposition of a sales charge, Evergreen Tax Free Fund shares acquired by shareholders of Davis Tax Free Fund pursuant to the proposed Reorganization will not be subject to any new initial sales charges or CDSC as a result of the Reorganization. However, Class B and C shares acquired as a result of the Reorganization would continue to be subject to a CDSC upon subsequent redemption to the same extent as if shareholders had continued to hold their shares of Davis Tax Free Fund. The CDSC schedule applicable to the Class B shares of Evergreen Tax Free Fund received in the Reorganization will be the CDSC schedule of Class B shares of Davis Tax Free Fund in effect at the time Class B shares of Davis Tax Free Fund were originally purchased. The CDSC schedule with respect to the Class C shares of each Fund is the same.

The following is a summary description of charges and fees for Evergreen Tax Free Fund Class A, B, C and Y shares which will be received by Davis Tax Free Fund shareholders in the Reorganization. More detailed descriptions of the distribution arrangements applicable to the classes of shares are contained in the Evergreen Tax Free Fund Prospectus and the Davis Tax Free Fund Prospectuses and in each Fund's Statement of Additional Information.

NO FRONT-END OR CONTINGENT DEFERRED SALES CHARGE WILL BE IMPOSED ON ANY OF THE SHAREHOLDERS IN CONNECTION WITH THE REORGANIZATION.

Class A Shares. Class A Shares are sold at net asset value plus an initial sales charge and, as indicated below, are subject to distribution-related fees. The initial maximum sales charges applicable to purchases of Class A shares is 4.75%. No initial sales charge will be imposed on Class A shares of Evergreen Tax Free Fund received by Davis Tax Free Fund's shareholders in the Reorganization. Subsequent purchases of Class A shares will be subject to initial sales charges. For further discussion of the initial sales charges applicable to purchases of Class A shares, see "How to Choose the Share Class that Best Suits You" in the Prospectus of Evergreen Tax Free Fund.

Class B Shares. Class B shares are sold without an initial sales charge but are subject to a CDSC, which ranges from 5% to 1%, if shares are redeemed during the first six years after the month of purchase. In addition, Class B shares are subject to distribution-related fees and shareholder servicing-related fees as described below. Class B shares issued in the Reorganization will automatically convert to Class A shares after eight years after the month of initial purchase in accordance with the terms of conversion applicable to Class B shares of Davis Tax Free Fund rather than in seven years after the month of purchase in accordance with the conversion terms applicable to Class B shares of Evergreen Tax Free Fund. For purposes of determining when Class B shares issued in the Reorganization to shareholders of Davis Tax Free Fund will convert to Class A shares, such shares will be deemed to have been purchased as of the date Class B shares of Davis Tax Free Fund were originally purchased.

Class B shares are subject to higher distribution-related fees than the corresponding Class A shares on which a front-end sales charge is imposed (until they convert to Class A shares). The higher fees mean a higher expense ratio, so Class B shares pay correspondingly lower dividends and may have a lower net asset value than Class A shares of the Fund.

Class C Shares. Class C shares are sold without initial sales charges and are subject to distribution-related and shareholder servicing-related fees. Class C shares are subject to a 1.00% CDSC if such shares are redeemed during the month of purchase and the 12-month period following the month of purchase. No CDSC is imposed on amounts redeemed thereafter. Class C shares incur higher distribution-related and shareholder servicing-related fees than Class A shares, and do not convert to any other class of shares.

Class Y Shares. Class Y shares are sold at net asset value without any initial or deferred sales charge and are not subject to distribution-related or shareholder servicing-related fees. Class Y shares are only available to certain classes of investors as is more fully described in the Prospectus of Evergreen Tax Free Fund. Davis Tax Free Fund shareholders who receive Evergreen Tax Free Fund Class Y shares in the Reorganization and who wish to make subsequent purchases of Evergreen Tax Free Fund will be able to purchase Class Y shares.

Additional information regarding the classes of shares of the Funds are included in their respective Prospectuses and Statements of Additional Information.

Distribution-Related and Shareholder Servicing-Related Expenses. Evergreen Tax Free has adopted a Rule 12b-1 Plan with respect to their Class A shares under which the Class may pay for distribution-related expenses at an annual rate which may not exceed 0.75% of average daily net assets attributable to the Class. Payments with respect to Class A shares are currently limited to 0.25% of average daily net assets attributable to the Class. This amount may be increased to the full plan rate for each Fund by the Trustees without shareholder approval at any time, although there is no intention or expectation that the rate at which payments are made under the plan will be increased.

Davis Tax Free Fund has adopted a Rule 12b-1 Plan with respect to its Class A shares under which the Class may pay for distribution and shareholder servicing-related expenses at an annual rate of 0.25% of the average daily net assets attributable to the Class.

Both Funds have adopted a Rule 12b-1 Plan with respect to their Class B and Class C shares, respectively, under which the Class may pay for distribution-related and shareholder servicing- related expenses at an annual rate which may not exceed 1.00% of average daily net assets attributable to the Class.

The Class B and Class C Rule 12b-1 Plans of the Evergreen Tax Free Fund provide that, of the total 1.00% 12b-1 fee, up to 0.25% may be for payment in respect of shareholder services. Consistent with the requirements of Rule 12b-1 and the applicable rules of the National Association of Securities Dealers, Inc.,
following the Reorganization the Evergreen Tax Free Fund may make distribution-related and shareholder and shareholder servicing-related payments with respect to Fund shares sold prior to the Reorganization including payments to Davis Tax Free Fund's former underwriter.

Neither Evergreen Tax Free Fund nor Davis Tax Free Fund has adopted a Rule 12b-1 Plan or a shareholder servicing plan with respect to its Class Y shares. A Rule 12b-1 Plan can only be adopted with shareholder approval.

Additional  information  regarding  the Rule 12b-1 plans adopted by the Funds is
included  in  their   respective   Prospectuses  and  Statements  of  Additional
Information.

Purchase and Redemption Procedures

Information concerning applicable sales charges and distribution-related and shareholder servicing-related fees is provided above. Investments in the Funds are not insured. The minimum initial purchase requirement for regular accounts for both Funds is $1,000. There is no minimum for subsequent purchases of shares of Evergreen Tax Free Fund. The minimum for subsequent purchases of Davis Tax Free Fund is $25. Each Fund provides for telephone, mail or wire redemption of shares at net asset value as next determined after receipt of a redemption request on each day the New York Stock Exchange ("NYSE") is open for trading. Additional information concerning purchases and redemptions of shares, including how each Fund's net asset value is determined, is contained in the respective Prospectuses for each Fund. All funds invested in each Fund are invested in full and fractional shares. Each Fund may involuntarily redeem shareholders' accounts if less than $1,000 for Evergreen Tax Free Fund and if less than $250 for Davis Tax Free Fund. The Funds reserve the right to reject any purchase order.

Exchange Privileges

Class A, B, C, and Y shares of either Fund generally may exchange their shares for shares of the same class of any other Davis Fund or Evergreen Fund. Evergreen Tax Free Fund limits exchanges to five per calendar year and three per calendar quarter. No sales charge is imposed on an exchange. An exchange which represents an initial investment in another Davis Fund or Evergreen Fund must amount to at least $1,000. The Evergreen Fund family for which this exchange privilege is available currently consists of approximately 60 funds including 24 equity funds, 20 fixed income funds and 16 money market funds. These funds have different investment objectives and policies. The current exchange privileges, and the requirements and limitations attendant thereto, are described in the Funds' respective Prospectuses and Statements of Additional Information.

Dividend Policy

Davis Tax Free Fund declares and pays dividends monthly. Dividends are paid from estimated net investment income and short-term capital gains on investments. Evergreen Tax Free Fund distributes dividends from its net investment income (the dividends, interest and other income on the securities in which it invests) monthly and any short-term capital gains annually. Distributions of any net realized long-term gains of each Fund will be made at least annually. Shareholders begin to earn dividends on the first business day after shares are purchased unless shares were not paid for, in which case dividends are not earned until the next business day after payment is received. Dividends and distributions are reinvested in additional shares of the same class of the respective Fund, or paid in cash as a shareholder has elected. See the respective Prospectuses of the Funds for further information concerning dividends and distributions.

After the Reorganization, shareholders of Davis Tax Free Fund who have elected to have their dividends and/or distributions reinvested will have dividends and/or distributions received from Evergreen Tax Free Fund reinvested in shares of Evergreen Tax Free Fund. Shareholders of Davis Tax Free Fund who have elected to receive dividends and/or distributions in cash will receive dividends and/or distributions from Evergreen Tax Free Fund in cash after the Reorganization, although they may, after the Reorganization, elect to have such dividends and/or distributions reinvested in additional shares of Evergreen Tax Free Fund.

Evergreen Tax Free Fund intends to qualify, and Davis Tax Free Fund has qualified, and intends to continue to qualify in the future, to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). While so qualified, so long as each Fund distributes all of its net investment company taxable income and any net realized gains to shareholders, it is expected that a Fund will not be required to pay any federal income taxes on the amounts so distributed. A 4% nondeductible excise tax will be imposed on amounts not distributed if a Fund does not meet certain distribution requirements by the end of each calendar year. Each Fund anticipates meeting such distribution requirements.

Risks

Because the investment objectives and investment strategies of Evergreen Tax Free Fund are substantially identical to those of Davis Tax Free Fund, the risks associated with the particular investment policies and strategies that each Fund are authorized to employ also are substantially identical. There is no assurance that investment performance will be positive and that the Funds will meet their investment objectives. For a discussion of each Fund's objectives and policies, see "Comparison of Investment Objectives and Strategies of the Funds."

The Funds both seek to provide current income free from federal income tax by investing primarily in tax-exempt securities issued by state and local government entities, the most common form being municipal bonds. During normal market conditions, at least 80% of the Funds' assets are invested in tax-exempt securities (up to 100% of their assets in may be invested in below investment grade securities). Interest earned on tax-exempt securities may still be subject to other forms of taxation, including state and local taxes and federal alternative minimum taxes.

Risks of Municipal Bond Market. The Funds' ability to achieve their objective depends partially on the prompt payment by issuers of the interest on and principal of the municipal bonds held by the Funds. A moratorium, default, or other non-payment of interest or principal when due on any municipal bond, in addition to affecting the market value and liquidity of that particular security, could affect the market value and liquidity of other municipal bonds held by the Funds. In addition, the market for municipal bonds is often thin and can be temporarily affected by large purchases and sales, including those by the Funds.

The Funds invest primarily in debt securities. The risks of investing in debt securities are:

Interest Rate Risk. When interest rates go up, the value of debt securities tends to fall. Since the Funds both invest substantially all of their portfolios in debt securities, if interest rates rise, then the value of a shareholder's investment in the Funds may decline. When interest rates go down, interest earned by the Funds on their debt securities may also decline, which could cause the Funds to reduce the dividends they pay.

Credit Risk. The value of a debt security is directly affected by the issuer's ability to repay principal and pay interest on time. Since the Funds invest in debt securities, the value of a shareholder's investment in the Funds may decline if an issuer fails to pay an obligation on a timely basis.

Below Investment Grade Security Risk. Below investment grade securities are commonly referred to as "junk bonds" or high-yield, high-risk securities because they are usually backed by issuers of less proven or questionable financial strength. Such issuers are more vulnerable to financial setbacks and less certain to pay interest and principal than issuers of bonds offering lower yields and risk. Markets may react to unfavorable news about issuers of below investment grade securities, causing sudden and steep declines in value.

In addition, issuers of below investment grade tax-exempt securities are likely to have a substantial amount of other debt. Most, if not all, of this other debt will be "senior" to the below investment grade tax-exempt securities; an issuer must be current on its senior obligations before it can pay lower-ranking obligations. In addition, some of the other debt may be secured by the issuer's primary assets. If the issuer defaults on those other debts, the lenders may seize their collateral -- possibly forcing the issuer into bankruptcy. Furthermore, such securities may also be difficult to resell because many investors do not want below investment grade tax-exempt securities, and others are prohibited from buying them.

Below investment grade securities are also subject to call or income risk, which is the possibility that securities with high interest rates will be prepaid (or called) by the issuer prior to maturity during periods of falling interest rates. This would require a Fund to invest the resulting proceeds elsewhere at generally lower interest rates.

Changes in Debt Rating. If a rating agency gives a tax-exempt security a low rating, the value of the security will decline because investors will demand a higher rate of return. Neither Fund is required to sell or otherwise dispose of any security that loses its rating or has its rating reduced after the Fund has purchased it.

Legislative Risk. The special tax status of tax-exempt securities may be undermined or changed by future federal or state legislation.

Portfolio Maturity. The Funds' portfolios are invested in long-term obligations with an average maturity of 20 years or more since such securities generally produce higher yields than shorter-term obligations. Prices of longer-term bonds tend to be more volatile in periods of changing interest rates than prices of shorter-term securities.


                         REASONS FOR THE REORGANIZATION

On November 19, 1999, EIMC, DSA, and Venture Advisors, Inc., DSA's sole general partner, executed an Asset Purchase Agreement providing for the purchase by EIMC of certain assets of DSA and Venture Advisors, Inc. relating to the Davis Tax Free Fund (the "Asset Purchase Agreement"). Pursuant to the Asset Purchase Agreement, EIMC agreed to purchase from DSA certain assets including books and records, investment research reports and files, prepaid commissions relating to Class B and C shares, and lists of brokers and financial advisers. For the payment of assets other than deferred commissions, the purchase price will be based on a formula, which when calculated, will total approximately $_________. For deferred commission assets, the purchase price will be based on book value. DSA also agreed not to engage in certain activities which might be detrimental to EIMC's continued management of Evergreen Tax Free Fund after the Reorganization.

If the Reorganization is approved by shareholders, the assets of Davis Tax Free Fund will be transferred in exchange for shares of Evergreen Tax Free Fund. The historical activities of the Davis Tax Free Fund will be carried out by the newly created Evergreen Tax Free Fund, as a part of the larger Evergreen family of funds (the "Evergreen Funds").

The Evergreen Funds trace their roots to 1932 and EIMC's predecessor launched the first fixed-income mutual funds ever in 1935. Today, FUNB and its affiliates manage over $75 billion in assets for more than 3 million shareholders in over 70 different mutual funds, including 33 bond funds with $12 billion in assets (corporate bond-$5.9 billion, tax free bond-$5.0 billion, and specialty income-$1.0 billion). Evergreen Funds offer a wide array of fixed-income funds, from high quality to high yield, and from taxable to tax exempt, so investors can find well-diversified income funds whatever their goals.

The Evergreen Funds name may be more successful in attracting continuing shareholder investment in the former Davis Tax Free Fund. The resulting positive cash flows and resulting increase in net assets from additional shareholders may lead to greater economies of scale, lower expenses and improved investment performance. A positive cash flow from continuing shareholder investments would contribute to the Fund's investment performance by allowing the Fund to take advantage of investment opportunities and invest for the long-term by meeting routine shareholder redemptions from the sale of fund shares rather than by liquidating portfolio securities.

The  Reorganization  is  structured  to comply with the safe harbor  provided by
Section 15(f) of the 1940 Act which provides that in the event of a change of control of an investment adviser, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection therewith under certain conditions. While the Reorganization does not involve a change in control of DSA, following the Section 15(f) conditions provides additional assurance that Davis Tax Free Fund shareholders will be treated fairly.

One condition imposed by Section 15(f) of the 1940 Act is that for three years thereafter, at least 75% of the board of directors of a surviving investment company are not "interested persons" of the company's investment adviser or of the investment adviser of the terminating investment company. The Board of Trustees of Evergreen Municipal Trust currently complies with this condition and intends to continue to comply with this condition for a period of three years after the Reorganization.

Another condition is that no "unfair burden" is imposed on the investment company as a result of the transactions or any terms, conditions or understandings applicable to them. The term "unfair burden" is considered under the 1940 Act to include any arrangement during the two-year period after the transaction whereby the investment adviser (or predecessor or successor adviser) or any "interested person" of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than fees for bona fide principal underwriting services). Davis Tax-Free High Income Fund, Inc.'s Board of Directors have been informed by DSA and EIMC that they were not aware of any circumstances relating to the Reorganization that might result in the imposition of an "unfair burden" on Davis Tax Free Fund.

Davis Tax-Free High Income Fund, Inc.'s Board of Directors considered the proposed Reorganization at meetings held on September 24, 1999 and December 7, 1999 at which the Directors reviewed and discussed materials supplied by DSA and EIMC, and met with representatives of EIMC. The Directors relied upon counsel to the Independent Directors to assist them in their deliberations. The Board of Directors gave final approval to the Reorganization at the December 7, 1999 meeting.

The Board of Directors, including the Independent Directors, determined that the Reorganization is in the best interests of shareholders of Davis Tax Free Fund and that the interests of existing shareholders of Davis Tax Free Fund will not be diluted as a result of the transaction.

In approving the Plan, the Board of Directors of Davis Tax Free Fund (including the Independent Directors voting separately) considered the following factors, among others:

(i)      The Asset Purchase arrangements;

(ii)     The terms and conditions of the Reorganization;

(iii) The fact that shareholder interests will not be diluted as a result of the Reorganization;

(iv) The expected federal income tax consequences of the Reorganization (the Reorganization is structured to qualify as a tax-free exchange);

(v) The Reorganization provides continuity of money management for shareholders due to the fact that Stamper will act as the sub-adviser and Mr. Stamper will continue as portfolio manager of the Evergreen Tax Free Fund;

(vi)     The  fact  that  the  two  Funds'  investment   objectives  and
         investment strategies are substantially identical;

(vii) The investment advisory and other fees and expenses of Evergreen Tax Free Fund and Davis Tax Free Fund;

(viii) The investment experience, expertise and resources of EIMC, the investment adviser for Evergreen Tax Free Fund;

(ix)     The service and distribution resources available to the Evergreen Funds
         and  the  broad  array  of   investment   alternatives   available   to
         shareholders of the Evergreen Funds;

(x) The personnel and financial resources of First Union Corporation (the parent of EIMC) and its affiliates;

(xi) The fact that EIMC has contractually agreed for a period of two years to limit the Fund's Annual Operating Expenses (see "Comparison of Fees and Expenses");

(xii) The fact that Evergreen Tax Free Fund will assume the identified liabilities of Davis Tax Free Fund; and

(xiii) The fact that DSA will bear the expenses incurred by Davis Tax Free Fund in connection with the Reorganization and that FUNB will bear the expenses incurred by Evergreen Tax Free Fund in the Reorganization.

After consideration of the factors listed above, together with other factors and information considered to be relevant, Davis Tax-Free High Income Fund, Inc.'s Board of Directors unanimously approved the Plan and directed that the Plan be submitted to the shareholders of Davis Tax Free Fund for approval.

        THE DIRECTORS OF DAVIS TAX-FREE HIGH INCOME FUND, INC. RECOMMEND
             THAT THE SHAREHOLDERS OF THE FUND APPROVE THE PROPOSED
                                 REORGANIZATION.

The Trustees of Evergreen Municipal Trust also concluded at a meeting on December 6, 1999 that the proposed Reorganization would be in the best interests of shareholders of Evergreen Tax

Free Fund and that the interests of the shareholders of Evergreen Tax Free Fund would not be diluted as a result of the transactions contemplated by the Reorganization.

Agreement and Plan of Reorganization

The following summary is qualified in its entirety by reference to the Plan (Exhibit A hereto).

The Plan provides that Evergreen Tax Free Fund will acquire all of the assets of Davis Tax Free Fund in exchange for shares of Evergreen Tax Free Fund and the assumption by Evergreen Tax Free Fund of the identified liabilities of Davis Tax Free Fund on or about March 10, 2000 or such other date as may be agreed upon by the parties (the "Closing Date"). Prior to the Closing Date, Davis Tax Free Fund will endeavor to discharge all of its known liabilities and obligations. Evergreen Tax Free Fund will not assume any liabilities or obligations of Davis Tax Free Fund other than those reflected in an unaudited statement of assets and liabilities of Davis Tax Free Fund prepared as of the close of regular trading on the NYSE, currently 4:00 p.m. Eastern time, on the business day immediately prior to the Closing Date. Shareholders of Davis Tax Free Fund will receive the number of full and fractional shares of each class of Evergreen Tax Free Fund equal to the number of shares of each corresponding class as they currently hold of Davis Tax Free Fund. The aggregate net asset value of the Evergreen Tax Free Fund shares received will equal the aggregate net asset value of each shareholder's Davis Tax Free Fund shares. Such computations will take place as of the close of regular trading on the NYSE on the business day immediately prior to the Closing Date. The net asset value per share of each class will be determined by dividing assets, less liabilities, in each case attributable to the respective class, by the total number of outstanding shares.

State Street Bank and Trust Company, the custodian for both Funds , will compute the value of Davis Tax Free Fund's portfolio securities. The method of valuation employed will be consistent with the procedures set forth in the Prospectus and Statement of Additional Information of Evergreen Tax Free Fund, Rule 22c-1 under the 1940 Act, and with the interpretations of such Rule by the SEC's Division of Investment Management.

As soon after the Closing Date as conveniently practicable, Davis Tax Free Fund will liquidate and distribute pro rata to shareholders of record as of the close of business on the Closing Date the full and fractional shares of Evergreen Tax Free Fund received by Davis Tax Free Fund. Such liquidation and distribution will be accomplished by the establishment of accounts in the names of the Fund's shareholders on Evergreen Tax Free Fund's share records of its transfer agent. Each account will represent the respective pro rata number of full and fractional shares of Evergreen Tax Free Fund due to the Fund's shareholders. All issued and outstanding shares of Davis Tax Free Fund, including those represented by certificates, will be canceled. The shares of Evergreen Tax Free Fund to be issued will have no preemptive or conversion rights. After these distributions and the winding up of its affairs, Davis Tax Free Fund will be terminated.

The consummation of the Reorganization is subject to the conditions set forth in the Plan, including approval by Davis Tax Free Fund's shareholders, accuracy of various representations and warranties and receipt of opinions of counsel, including opinions with respect to those matters referred to in "Federal Income Tax Consequences" below. Notwithstanding approval of Davis Tax Free Fund's shareholders, the Plan may be terminated (a) by the mutual agreement of Davis Tax Free Fund and Evergreen Tax Free Fund; or (b) at or prior to the Closing Date by either party (i) because of a breach by the other party of any representation, warranty, or agreement contained therein to be performed at or prior to the Closing Date if not cured within 30 days, or (ii) because a condition to the obligation of the terminating party has not been met and it reasonably appears that it cannot be met.

The expenses of Davis Tax Free Fund and Evergreen Tax Free Fund in connection with the Reorganization (including the cost of any proxy soliciting agent) will be borne by DSA and FUNB, respectively, whether or not the Reorganization is consummated. No portion of such expenses will be borne directly or indirectly by Davis Tax Free Fund, or Evergreen Tax Free Fund or their shareholders.

If the Reorganization is not approved by shareholders of Davis Tax Free Fund, Davis Tax-Free High Income Fund, Inc.'s Board of Directors will consider other possible courses of action in the best interests of shareholders.

Federal Income Tax Consequences

The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under section 368(a) of the Code. As a condition to the closing of the Reorganization, Davis Tax Free Fund will receive an opinion of KPMG LLP to the effect that, on the basis of the existing provisions of the Code, U.S. Treasury regulations issued thereunder, current administrative rules, pronouncements and court decisions, for federal income tax purposes, upon consummation of the Reorganization:

 (1) The transfer of all of the assets of Davis Tax Free Fund solely in exchange for shares of Evergreen Tax Free Fund and the assumption by Evergreen Tax Free Fund of the identified liabilities of Davis Tax Free Fund, followed by the distribution of Evergreen Tax Free Fund's shares by Davis Tax Free Fund in dissolution and liquidation of Davis Tax Free Fund , will constitute a "reorganization" within the meaning of section 368(a)(1)(F) of the Code, and Evergreen Tax Free Fund and Davis Tax Free Fund will each be a "party to a reorganization" within the meaning of section 368(b) of the Code;

(2) No gain or loss will be recognized by Davis Tax Free Fund on the transfer of all of its assets to Evergreen Tax Free Fund solely in exchange for Evergreen Tax Free Fund shares and the assumption by Evergreen Tax Free Fund of the identified liabilities of Davis Tax Free Fund or upon the distribution of Evergreen Tax Free Fund's shares to Davis Tax Free Fund's shareholders in exchange for their shares of Davis Tax Free Fund;

(3) The tax basis of the assets transferred will be the same to Evergreen Tax Free Fund as the tax basis of such assets to Davis Tax Free Fund immediately prior to the Reorganization, and the holding period of such assets in the hands of Evergreen Tax Free Fund will include the period during which the assets were held by Davis Tax Free Fund;

(4) No gain or loss will be recognized by Evergreen Tax Free Fund upon the receipt of the assets from Davis Tax Free Fund solely in exchange for the shares of Evergreen Tax Free Fund and the assumption by Evergreen Tax Free Fund of the identified liabilities of Davis Tax Free Fund;

(5) No gain or loss will be recognized by Davis Tax Free Fund's shareholders upon the issuance of the shares of Evergreen Tax Free Fund to them, provided they receive solely such shares (including fractional shares) in exchange for their shares of Davis Tax Free Fund; and

(6) The aggregate tax basis of the shares of Evergreen Tax Free Fund , including any fractional shares, received by each of the shareholders of Davis Tax Free Fund pursuant to the Reorganization will be the same as the aggregate tax basis of the shares of Davis Tax Free Fund held by such shareholder immediately prior to the Reorganization. The holding period of the shares of Evergreen Tax Free Fund , including fractional shares, received by each such shareholder will include the period during which the shares of Davis Tax Free Fund exchanged therefor were held by such shareholder (provided that the shares of Davis Tax Free Fund were held as a capital asset on the Closing Date).

Opinions of counsel are not binding upon the Internal Revenue Service or the courts. If the Reorganization is consummated but does not qualify as a tax-free reorganization under the Code, a shareholder of Davis Tax Free Fund would recognize a taxable gain or loss equal to the difference between his or her tax basis in his or her Fund shares and the fair market value of Evergreen Tax Free Fund shares he or she received. Shareholders of Davis Tax Free Fund should consult their tax advisers regarding the effect, if any, of the proposed Reorganization in light of their individual circumstances. Since the foregoing discussion relates only to the federal income tax consequences of the Reorganization, shareholders of Davis Tax Free Fund should also consult their tax advisers as to the state and local tax consequences, if any, of the Reorganization.

Pro-forma Capitalization

The following table sets forth the capitalization of Davis Tax Free Fund as of September 30, 1999, and the capitalization of Evergreen Tax Free Fund on a pro forma basis as of that date, giving effect to the proposed acquisition of assets at net asset value. The pro forma data reflects an exchange ratio of 1.00 for each Class A, B, C, and Y share of Evergreen Tax Free Fund issued for each corresponding Class A, B, C, and Y share, respectively, of Davis Tax Free Fund.

                      Capitalization of Davis Tax Free Fund
                     and Evergreen Tax Free Fund (Pro Forma)


                                                      Evergreen Tax Free
                               Davis Tax Free         Fund (After
                               Fund                   Reorganization)

Net Assets
  Class A shares:              174,440,651            174,440,651
  Class B shares:              228,440,224            228,440,224
  Class C shares:                41,642,045             41,642,045
  Class Y shares:                  1,291,881              1,291,881
                               ---------------        ---------------
Total Net Assets               $445,814,801           $445,814,801
Net Asset Value Per
Share
  Class A shares:              8.66                   8.66
  Class B shares:              8.63                   8.63
  Class C shares:              8.69                   8.69
  Class Y shares:              8.66                   8.66
Shares Outstanding
  Class A shares:              20,139,569             20,139,569
  Class B shares:              26,470,666             26,470,666
  Class C shares:                4,794,090              4,794,090
  Class Y shares:                   149,099                149,099
                               --------------         --------------
All Classes                    51,553,424             51,553,424

The table set forth above should not be relied upon to reflect the number of shares to be received in the Reorganization; the actual number of shares to be received will depend upon the net asset value and number of shares outstanding of each Fund at the time of the Reorganization.

Shareholder Information

As of January 10, 2000 (the "Record Date"), the following number of each class of shares of Davis Tax Free Fund was outstanding:





                                                                                          Voting Power (one
                                             Number of             Net Asset              vote for each $ of
Class of Shares                              Shares                Value Per Share        NAV)

  Class A shares:
  Class B shares:
  Class C shares:
  Class Y shares:                            _______               _______                _______
All Classes


As of November 30, 1999, the officers and Directors of Davis Tax-Free High Income Fund, Inc. beneficially owned as a group less than 1% of the outstanding shares of Davis Tax Free Fund. To Davis Tax Free Fund's knowledge, the following persons owned beneficially or of record more than 5% of any class of Davis Tax Free Fund's outstanding shares as of November 30, 1999:



                                                                           Percentage of          Percentage of
                                                                           Shares of Class        Shares of
                                                                           Before                 Class After
Name and Address                                    No. of Shares          Reorganization         Reorganization

Class A shares

Merrill Lynch Pierce Fenner & Smith                                            5.28%                   5.28%
Mutual Fund Operations
4800 Deerlake Drive East, 2nd  Floor
Jacksonville, FL 32246-6484

Charles Schwab & Co. Inc.                                                      6.34%                  6.34%
Special Custody Account
For the Benefits of its Customers
101 Montgomery Street
San Francisco, CA 94104-4122



                                                       -29-





Class B shares

Merrill Lynch Pierce Fenner & Smith                                            22.19%               22.19%
Mutual Fund Operations
4800 Deerlake Drive East, 2nd Floor
Jacksonville, FL 32246-6484
Class C shares

Merrill Lynch Pierce Fenner & Smith                                            41.82%               41.82%
Mutual Fund Operations
4800 Deerlake Drive East, 2nd Floor
Jacksonville, FL 32246-6484
Class Y shares

Merrill Lynch Pierce Fenner & Smith                                            29.70%               29.70%
Mutual Fund Operations
4800 Deerlake Drive East, 2nd Floor
Jacksonville, FL 32246-6484

National Investor Services FBO                                                 70.29%               70.29%
511-10935-21
55 Water Street, 32nd Floor
New York, NY 10041-3299



            COMPARISON OF INVESTMENT OBJECTIVES AND STRATEGIES OF THE FUNDS

The following discussion is based upon and qualified in its entirety by the descriptions of the respective investment objectives, strategies, policies and restrictions set forth in the respective Prospectuses and Statement of Additional Information of the Funds.

The investment objective, strategies, policies and restrictions of Evergreen Tax Free Fund can be found in the Prospectus of Evergreen Tax Free Fund under the captions "Investment Goal", "Investment Strategy" and in the Statement of Additional Information under the captions "Investment Policies" and "Other Securities and Practices".

The investment objective, policies and restrictions of Davis Tax Free Fund can be found in the Prospectus of the Fund under the caption "Investment Objectives and Strategy" and in the Statement of Additional Information under the captions "Investment Objectives and Policies, " "Other Investment Policies," and "Investment Restrictions".

The investment objective of Davis Tax Free Fund is fundamental and may only be changed by a vote of shareholders. The investment objective of Evergreen Tax Free Fund is non- fundamental and can be changed by the Board of Trustees without shareholder approval.

The investment objectives and investment strategies of Evergreen Tax Free Fund are substantially identical to those of Davis Tax Free Fund. Evergreen Tax Free Fund seeks to provide current income free from federal income tax. Davis Tax Free Fund's investment objective is to provide current income free from federal income tax by investing in municipal obligations. Following the Reorganization Evergreen Tax Free Fund will have the same sub-adviser and portfolio manager that has managed Davis Tax Free Fund since June 1990.

The Funds pursue their investment objectives by investing principally in a diversified portfolio of municipal obligations which are debt securities, such as municipal bonds and municipal notes, issued by state and local governments or their agencies or instrumentalities. During normal market conditions, at least 80% of the Funds' assets are invested in tax-exempt securities . Interest earned on tax-exempt securities may still be subject to other forms of taxation, including state and local taxes and federal alternative minimum taxes. Each Fund will normally have at least 80% of its net assets invested in municipal obligations without limitation as to quality ratings or types of issuers. Each Fund's portfolio will be invested in long-term obligations with an average maturity of 20 years or more since such securities generally produce higher yields than shorter-term obligations. The Funds' portfolio manager seeks tax-exempt securities which offer yields which fully compensate for the risk of owning the securities. The Funds may invest up to 100% of their assets in high-yield, high-risk tax-exempt securities. The Funds' portfolio manager purchases high-yield, high-risk tax-exempt securities with the belief that the potential earnings justify holding a security that is not investment grade.

In choosing the Fund's investments, the portfolio manager uses research which focuses on factors effecting the creditworthiness of the issuing municipality, including the economic vitality of the region, and the collateral and revenues supporting the tax-exempt security.

Each Fund may temporarily invest up to 100% of its assets in high quality money market instruments in response to adverse economic, political or market conditions. This strategy is inconsistent with the Funds' principal investment strategies and investment goals and, if employed, could result in a lower return and loss of market opportunity. Many short-term investments do not earn interest free from federal income tax.

Because the two Funds have substantially similar investment objectives and investment strategies, it is not anticipated that the securities of Davis Tax Free Fund will be sold in significant amounts in order to comply with the policies and investment practices of Evergreen Tax Free Fund.

The characteristics of each investment policy and the associated risks are described in the Funds' respective Prospectuses and Statements of Additional Information. The Funds have other investment policies and restrictions which are also set forth in the Prospectuses and Statements of Additional Information of the Funds.

                 COMPARATIVE INFORMATION ON SHAREHOLDERS' RIGHTS

Forms of Organization

Evergreen Tax Free Fund is a series of Evergreen Municipal Trust, a Delaware business trust. Davis Tax Free Fund is the only series of Davis Tax-Free High Income Fund, Inc., a Maryland corporation. Both Evergreen Municipal Trust and Davis Tax-Free High Income Fund, Inc. are open-end management investment companies registered with the SEC under the 1940 Act, which continuously offer shares to the public. Evergreen Municipal Trust is governed by its Declaration of Trust, By-Laws and a Board of Trustees. Davis Tax-Free High Income Fund, Inc. is governed by its Articles of Incorporation, By-Laws, and a Board of Directors. Each entity is also governed by applicable Delaware or Maryland and federal law.

Capitalization

The beneficial interests in Evergreen Tax Free Fund are represented by an unlimited number of transferable shares of beneficial interest, $.001 par value per share. The beneficial interests in Davis Tax Free Fund are represented by 1 billion authorized shares with a par value of $0.01. Both Evergreen Municipal Trust's Agreement and Declaration of Trust and Davis Tax-Free High Income Fund, Inc.'s Articles of Incorporation permit the respective Boards to allocate shares into an unlimited number of series, and classes thereof, with rights determined by the respective Boards, all without shareholder approval. Fractional shares may be issued by either Fund. Each Fund's shares represent equal proportionate interests in the assets belonging to the Fund. Shareholders of each Fund are entitled to receive dividends and other amounts as determined by the respective Boards. Shareholders of each Fund vote separately, by class as to matters, such as approval of or amendments to Rule 12b-1 distribution plans, that affect only their particular class. Shareholders of each Fund vote by Fund as to matters, such as approval of or amendments to investment advisory agreements or proposed reorganizations, that affect only their particular Fund.

Shareholder Liability

Under Delaware law, shareholders of a Delaware business trust are entitled to the same limitation of personal liability extended to stockholders of Delaware corporations. Other than Ohio, no similar statutory or other authority limiting business trust shareholder liability exists in any other state. As a result, to the extent that Evergreen Municipal Trust or a shareholder is subject to the jurisdiction of courts in those states, it is possible that a court may not apply Delaware law, and may thereby subject shareholders of Evergreen Municipal Trust to liability. To guard against this risk, the Declaration of Trust of Evergreen Municipal Trust (a) provides that any written obligation of the Trust may contain a statement that such obligation may only be enforced against the assets of the Trust or the particular series in question and the obligation is not binding upon the shareholders of the Trust; however, the omission of such a disclaimer will not operate to create personal liability for any shareholder; and (b) provides for indemnification out of Trust property of any shareholder held personally liable for the obligations of the Trust. Accordingly, the risk of a shareholder of Evergreen Municipal Trust incurring financial loss beyond that shareholder's investment because of shareholder liability is limited to circumstances in which: (i) the court refuses to apply Delaware law; (ii) no contractual limitation of liability was in effect; and (iii) the Trust itself is unable to meet its obligations. In light of Delaware law, the nature of the Trust's business, and the nature of its assets, the risk of personal liability to a shareholder of Evergreen Municipal Trust is remote.

Under Maryland corporate law shareholders are not held personally liable for the obligations of the corporation. Similar statutory authority limiting corporate shareholder liability exists in every state within the United States. As a result, shareholders in every jurisdiction should be protected against being held personally liable for the corporation's liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote.

Shareholder Meetings and Voting Rights

Neither Evergreen Municipal Trust on behalf of Evergreen Tax Free Fund nor Davis Tax-Free High Income Fund, Inc. on behalf of Davis Tax Free Fund is required to hold annual meetings of shareholders. However, each is required to call a meeting of shareholders for the purpose of electing Trustees or Directors if, at any time, less than a majority of the Trustees or Directors then holding office were elected by shareholders. Neither Fund permits cumulative voting, therefore, the holders of more than 50% of the voting power of the Fund can elect all of the Trustees or Directors of the Trust or Fund, respectively. Neither Evergreen Municipal Trust nor Davis Tax-Free High Income Fund, Inc. currently intends to hold regular shareholder meetings.

Except when a larger quorum is required by applicable law, with respect to Evergreen Tax Free Fund, twenty-five percent (25%) of the outstanding shares entitled to vote, and with respect to Davis Tax Free Fund, fifty percent (50%) of the outstanding voting shares entitled to vote constitutes a quorum for consideration of such matter. For either Fund, a majority of the votes cast and entitled to vote is sufficient to act on a matter (unless otherwise specifically required by the applicable governing documents or other law, including the 1940 Act).

Both Funds provide that each share of the respective Fund will be entitled to one vote for each dollar of net asset value applicable to each share.

Liquidation

In the event of the liquidation of Davis Tax Free Fund or Evergreen Tax Free Fund, the shareholders are entitled to receive, when and as declared by the respective Boards, the excess of the assets belonging to such Fund or attributable to the class over the liabilities belonging to the Fund or attributable to the class. In either case, the assets so distributable to shareholders of the Fund will be distributed among the shareholders in proportion to the number of shares of a class of the Fund held by them and recorded on the books of the Fund.

Liability and Indemnification of Directors or Trustees

Davis Tax-Free High Income Fund Inc.'s Articles of Incorporation provides that a Director shall be liable only for his own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, and shall not be liable for errors of judgment or mistakes of fact or law. Davis Tax-Free High Income Fund Inc.'s Articles of Incorporation also provide that Directors and officers are entitled to indemnification against liabilities and expenses with respect to claims related to their position with the corporation unless it has been determined that such Director or officer acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Under the Declaration of Trust of Evergreen Municipal Trust, a Trustee is liable to the Trust and its shareholders only for such Trustee's own willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office of Trustee or the discharge of such Trustee's functions. As provided in the Declaration of Trust, each Trustee of the Trust is entitled to be indemnified against all liabilities against him or her, including the costs of litigation, unless it is determined that the Trustee
(i) did not act in good faith in the reasonable belief that such Trustee's action was in or not opposed to the best interests of the Trust; (ii) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of such Trustee's duties; and (iii) in a criminal proceeding, had reasonable cause to believe that such Trustee's conduct was unlawful (collectively, "disabling conduct"). A determination that the Trustee did not engage in disabling conduct and is, therefore, entitled to indemnification may be based upon the outcome of a court action or administrative proceeding or by (a) a vote of a majority of those Trustees who are neither "interested persons" within the meaning of the 1940 Act nor parties to the proceeding or (b) an independent legal counsel in a written opinion. The Trust may also advance money for such litigation expenses provided that the Trustee undertakes to repay the Trust if his or her conduct is later determined to preclude indemnification and certain other conditions are met.

The foregoing is only a summary of certain characteristics of the operations of the Declaration of Trust of Evergreen Municipal Trust, the Articles of Incorporation of Davis Tax-Free High Income Fund, Inc., Delaware and Maryland law and is not a complete description of those documents or law. Shareholders should refer to the provisions of the Agreement and Declaration of Trust, Articles of Incorporation, Delaware and Maryland law directly for more complete information.

                             ADDITIONAL INFORMATION

 Evergreen Tax Free Fund. Information concerning the operation and management of Evergreen Tax Free Fund is incorporated herein by reference from the Prospectus dated January 10, 2000 a copy of which is enclosed, and Statement of Additional Information of the same date. A copy of such Statement of Additional Information is available upon request and without charge by writing to Evergreen Tax Free Fund at the address listed on the cover page of this Prospectus/Proxy Statement or by calling the Fund toll-free at 1- 800-343-2898.

Davis Tax Free Fund. Information about the Fund is included in its current Prospectuses dated February 1, 1999, and in the Statement of Additional Information of the same date, that have been filed with the SEC, all of which are incorporated herein by reference. Copies of the Prospectuses and Statement of Additional Information are available upon request and without charge by writing to Davis Tax Free Fund at the address listed on the cover page of this Prospectus/Proxy Statement or by calling the Fund toll-free at 1-800-279-0279.

Evergreen Tax Free Fund and Davis Tax Free Fund are each subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith file reports and other information including proxy material, and charter documents with the SEC. These items can be inspected and copies obtained at the Public Reference Room maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549 and at the SEC's Regional offices located at Northwest Atrium Center, 500 West Madison Street, Chicago, Illinois 60661-2511 and Seven World Trade Center, Suite 1300, New York, New York 10048.

The SEC maintains a Web site (http://www.sec.gov) that contains each Fund's Statement of Additional Information and other material incorporated by reference herein together with other information regarding Evergreen Tax Free Fund and Davis Tax Free Fund.

                    VOTING INFORMATION CONCERNING THE MEETING

This Prospectus/Proxy Statement is furnished in connection with a solicitation of proxies by the Directors of Davis Tax-Free High Income Fund, Inc. to be used at the Special Meeting of Shareholders to be held at 11:00 a.m., March 10, 2000, at the Fund's offices, 124 East Marcy Street, Santa Fe, New Mexico, 87501, and at any adjournments thereof. This Prospectus/Proxy Statement, along with a Notice of the Meeting and a proxy card, is first being mailed to shareholders of Davis Tax Free Fund on or about January 24, 2000. Only shareholders of record as of the close of business on the Record Date will be entitled to notice of, and to vote at, the Meeting or any adjournment thereof. The holders of 50% of the outstanding voting power (each eligible outstanding share is entitled to one vote for each dollar of net asset value) at the close of business on the Record Date present in person or represented by proxy will constitute a quorum for the Meeting.

If the enclosed form of proxy is properly executed and returned in time to be voted at the Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Unmarked proxies will be voted FOR the proposed Reorganization and FOR any other matters deemed appropriate. Proxies that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and
(ii) the broker or nominee does not have discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but will have the effect of being counted as votes against the Plan which must be approved by a majority of the outstanding voting power entitled to vote.

 Each share present and entitled to vote shall be accorded one vote for each dollar of net asset value and each fractional share is entitled to a proportionate share of one vote. A proxy may be revoked at any time on or before the Meeting by written notice to the Secretary of Davis Tax-Free High Income Fund, Inc. at the address set forth on the cover of this Prospectus/Proxy Statement. Unless revoked, all valid proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, FOR approval of the Plan and the Reorganization contemplated thereby.

Approval of the Plan will require the affirmative vote of a majority of the outstanding voting power entitled to vote, with all classes voting together as a single class at the Meeting at which a quorum of the Fund's shares is present.

Proxy solicitations will be made primarily by mail, but proxy solicitations may also be made by telephone or personal solicitations conducted by officers and employees of EIMC or DSA, their affiliates or other representatives of Davis Tax Free Fund (who will not be paid for their solicitation activities). D.F. King & Co., Inc. and its agents have been engaged by Davis Tax Free Fund to assist in soliciting proxies. DSA (and not the Funds) will pay for their proxy soliciting activities.

If you wish to participate in the Meeting, you may submit the proxy card included with this Prospectus/Proxy Statement, vote by fax, vote by telephone or attend in person. Any proxy given by you is revocable.

In the event that sufficient votes to approve the Reorganization are not received by March 10, 2000, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any such adjournment will require an affirmative vote by the holders of a majority of the shares present in person or by proxy and entitled to vote at the Meeting. The persons named as proxies will vote upon such adjournment after consideration of all circumstances which may bear upon a decision to adjourn the Meeting.

A shareholder who objects to the proposed Reorganization will not be entitled under either Maryland law or the Articles of Incorporation of Davis Tax-Free High Income Fund, Inc. to demand payment for, or an appraisal of, his or her shares. However, shareholders should be aware that the Reorganization as proposed is not expected to result in recognition of gain or loss to shareholders for federal income tax purposes and that, if the Reorganization is consummated, shareholders will be free to redeem the shares of Evergreen Tax Free Fund which they receive in the transaction at their then-current net asset value. Shares of Davis Tax Free Fund may be redeemed at any time prior to the consummation of the Reorganization. Shareholders of Davis Tax Free Fund may wish to consult their tax advisers as to any differing consequences of redeeming Fund shares prior to the Reorganization or exchanging such shares in the Reorganization.

Davis Tax Free Fund does not hold annual shareholder meetings. If the Reorganization is not approved, shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of Davis Tax-Free High Income Fund, Inc. at the address set forth on the cover of this Prospectus/Proxy Statement such that they will be received by the Fund in a reasonable period of time prior to any such meeting.

The votes of the shareholders of Evergreen Tax Free Fund are not being solicited by this Prospectus/Proxy Statement and are not required to carry out the Reorganization.

             NOTICE TO BANKS, BROKER-DEALERS AND VOTING TRUSTEES AND THEIR
                                            NOMINEES.

Please advise Davis Tax Free Fund whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of this Prospectus/Proxy Statement needed to supply copies to the beneficial owners of the respective shares.

                        FINANCIAL STATEMENTS AND EXPERTS

The Annual Report of Davis Tax Free Fund as of September 30, 1999 and the financial highlights and financial statements for the two years then ended, have been incorporated by reference herein and in the Registration Statement in reliance upon the report of KPMG LLP, independent certified public accountants, incorporated by reference herein, and upon the authority of said firm as experts in auditing and accounting.

                                  LEGAL MATTERS

Certain legal matters concerning the issuance of shares of Evergreen Tax Free Fund will be passed upon by Sullivan & Worcester LLP, Washington, D.C.

                                 OTHER BUSINESS

The Directors of Davis Tax-Free High Income Fund, Inc. do not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

THE DIRECTORS OF DAVIS TAX-FREE HIGH INCOME FUND, INC. RECOMMEND APPROVAL OF THE PLAN, AND ANY UNMARKED PROXIES WITHOUT INSTRUCTIONS TO THE CONTRARY WILL BE VOTED IN FAVOR OF APPROVAL OF THE PLAN.

January 18, 2000

                                                                  EXHIBIT A

                      AGREEMENT AND PLAN OF REORGANIZATION

         THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this ____ day of ________, 1999, by and between Evergreen Municipal Trust, a Delaware business trust, with its principal place of business at 200 Berkeley Street, Boston, Massachusetts 02116 (the "Trust"), with respect to its Evergreen Tax-Free High Income Fund series (the "Acquiring Fund"), and Davis Tax-Free High Income Fund, Inc., a Maryland corporation with its principal place of business at 124 East Marcy Street, Santa Fe, New Mexico 87501 ("Davis"), with respect to its Davis Tax-Free High Income Fund series (the "Selling Fund").

         This Agreement is intended to be, and is adopted as, a plan of reorganization and liquidation within the meaning of Section 368(a)(1)(F) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of (i) the transfer of all of the assets of the Selling Fund in exchange solely for Class A, Class B, Class C and Class Y shares of beneficial interest, $.001 par value per share, of the Acquiring Fund (the "Acquiring Fund Shares"); (ii) the assumption by the Acquiring Fund of the identified liabilities of the Selling Fund; and (iii) the distribution, after the Closing Date hereinafter referred to, of the Acquiring Fund Shares to the shareholders of the Selling Fund in liquidation of the Selling Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

         WHEREAS, the Selling Fund and the Acquiring Fund are each a separate investment series of an open-end, registered investment company of the management type and the Selling Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

         WHEREAS, both Funds are authorized to issue their shares of beneficial interest or shares of common stock, as the case may be;

         WHEREAS, the Trustees of the Trust have determined that the exchange of all of the assets of the Selling Fund for Acquiring Fund Shares and the assumption of the identified liabilities of the Selling Fund by the Acquiring Fund on the terms and conditions hereinafter set forth are in the best interests of the Acquiring Fund's shareholders;

         WHEREAS, the Directors of Davis have determined that the Selling Fund should exchange all of its assets and the identified liabilities for Acquiring Fund Shares and that the interests of the existing shareholders of the Selling Fund will not be diluted as a result of the transactions contemplated herein;

         NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

                                    ARTICLE I

         TRANSFER OF ASSETS OF THE SELLING FUND IN EXCHANGE FOR
            THE ACQUIRING FUND SHARES AND ASSUMPTION OF SELLING FUND
                 LIABILITIES AND LIQUIDATION OF THE SELLING FUND

         1.1 THE EXCHANGE. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Selling Fund agrees to transfer all of the Selling Fund's assets as set forth in paragraph 1.2 to the Acquiring Fund. The Acquiring Fund agrees in exchange therefor (i) to deliver to the Selling Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, computed in the manner and as of the time and date set forth in paragraphs 2.2 and 2.3; and (ii) to assume the identified liabilities of the Selling Fund, as set forth in paragraph 1.3. Such transactions shall take place on the Closing Date provided for in paragraph 3.1.

         1.2 ASSETS TO BE ACQUIRED. The assets of the Selling Fund to be acquired by the Acquiring Fund shall consist of all property, including, without limitation, all cash, securities, commodities, interests in futures and dividends or interest receivables, that is owned by the Selling Fund and any deferred or prepaid expenses shown as an asset on the books of the Selling Fund on the Closing Date.

         The Selling Fund has provided the Acquiring Fund with its most recent audited financial statements, which contain a list of all of Selling Fund's assets as of the date thereof. The Selling Fund hereby represents that as of the date of the execution of this Agreement there have been no changes in its financial position as reflected in said financial statements other than those occurring in the ordinary course of its business in connection with the purchase and sale of securities and the payment of its normal operating expenses. The Selling Fund reserves the right to sell any of such securities, but will not, without the prior written approval of the Acquiring Fund, acquire any additional securities other than securities of the type in which the Acquiring Fund is permitted to invest.

         The Acquiring Fund will, within a reasonable time prior to the Closing Date, furnish the Selling Fund with a list of the securities, if any, on the Selling Fund's list referred to in the second sentence of this paragraph that do not conform to the Acquiring Fund's investment objectives, policies, and restrictions. The Selling Fund will, within a reasonable period of time (not less than 30 days) prior to the Closing Date, furnish the Acquiring Fund with a list of its portfolio securities and other investments. In the event that the Selling Fund holds any investments that the Acquiring Fund may not hold, the Selling Fund, if requested by the Acquiring Fund, will dispose of such securities prior to the Closing Date. In addition, if it is determined that the Selling Fund and the Acquiring Fund portfolios, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the Selling Fund if requested by the Acquiring Fund will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date. Notwithstanding the foregoing, nothing herein will require the Selling Fund to dispose of any investments or securities if, in the reasonable judgment of the Selling Fund, such disposition would adversely affect the tax-free nature of the Reorganization or would violate the Selling Fund's fiduciary duty to its shareholders.

         1.3 LIABILITIES TO BE ASSUMED. The Selling Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Fund shall assume only those liabilities, expenses, costs, charges and reserves reflected on a Statement of Assets and Liabilities of the Selling Fund prepared on behalf of the Selling Fund, as of the Valuation Date (as defined in paragraph 2.1), in accordance with generally accepted accounting principles consistently applied from the prior audited period. The Acquiring Fund shall assume only those liabilities of the Selling Fund reflected in such Statement of Assets and Liabilities and shall not assume any other liabilities, whether absolute or contingent, known or unknown, accrued or unaccrued, all of which shall remain the obligation of the Selling Fund.

         In addition, upon completion of the Reorganization, for purposes of calculating the maximum amount of sales charges (including asset based sales charges) permitted to be imposed by the Acquiring Fund under the National Association of Securities Dealers, Inc. Conduct Rule 2830 ("Aggregate NASD Cap"), the Acquiring Fund will add to its Aggregate NASD Cap immediately prior to the Reorganization the Aggregate NASD Cap of the Selling

Fund immediately prior to the Reorganization, in each case calculated in accordance with such Rule 2830.

         1.4 LIQUIDATION AND DISTRIBUTION. On or as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), (a) the Selling Fund will liquidate and distribute pro rata to the Selling Fund's shareholders of record, determined as of the close of business on the Valuation Date (the "Selling Fund Shareholders"), the Acquiring Fund Shares received by the Selling Fund pursuant to paragraph 1.1; and (b) the Selling Fund will thereupon proceed to dissolve as set forth in paragraph 1.8 below. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Selling Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Selling Fund Shareholders and representing the respective pro rata number of the Acquiring Fund Shares due such shareholders. All issued and outstanding shares of the Selling Fund will simultaneously be canceled on the books of the Selling Fund. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

         1.5 OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Shares of the Acquiring Fund will be issued in the manner described in the Prospectus/Proxy Statement on Form N-14 which has been distributed to shareholders of the Selling Fund as described in paragraph 4.1(o).

         1.6 TRANSFER TAXES. Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Selling Fund shares on the books of the Selling Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

         1.7 REPORTING RESPONSIBILITY. Any reporting responsibility of the Selling Fund is and shall remain the responsibility of the Selling Fund up to and including the Closing Date and such later date on which the Selling Fund is terminated.

         1.8  TERMINATION.   The  Selling  Fund  shall  be  terminated  promptly
following the Closing Date and the making of all distributions pursuant to paragraph 1.4.

                                   ARTICLE II

                                    VALUATION

         2.1 VALUATION OF ASSETS. The value of the Selling Fund's assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets computed as of the close of business on the New York Stock Exchange on the business day next preceding the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Trust's Declaration of Trust and the Acquiring Fund's then current prospectuses and statement of additional information or such other valuation procedures as shall be mutually agreed upon by the parties.

         2.2 VALUATION OF SHARES. The net asset value per share of the Acquiring Fund Shares shall be the net asset value per share computed as of the close of business on the New York Stock Exchange on the Valuation Date, using the valuation procedures set forth in the Trust's Declaration of Trust and the Acquiring Fund's then current prospectuses and statement of additional information.

         2.3 SHARES TO BE ISSUED. The number of the Acquiring Fund Shares of each class to be issued (including fractional shares, if any) in exchange for the Selling Fund's assets shall be determined by multiplying the shares outstanding of each class of the Selling Fund by the ratio computed by dividing the net asset value per share of the Selling Fund attributable to each of its classes by the net asset value per share of the respective classes of the Acquiring Fund determined in accordance with paragraph 2.2. Holders of Class A, Class B, Class C and Class Y shares of the Selling Fund will receive Class A, Class B, Class C and Class Y shares, respectively, of the Acquiring Fund.

         2.4 DETERMINATION OF VALUE. All computations of value shall be made by State Street Bank and Trust Company in accordance with its regular practice in pricing the shares and assets of the Acquiring Fund.

                                   ARTICLE III

                            CLOSING AND CLOSING DATE

         3.1 CLOSING DATE. The closing of the Reorganization (the "Closing") shall take place on or about March 10, 2000 or such other date as the parties may agree to in writing (the "Closing Date"). All acts taking place at the Closing shall be deemed to take place simultaneously immediately prior to the opening of business on the Closing Date unless otherwise provided. The Closing shall be held as of 9:00 a.m. at the offices of the Evergreen Funds, 200 Berkeley Street, Boston, MA 02116, or at such other time and/or place as the parties may agree.

         3.2 CUSTODIAN'S CERTIFICATE. State Street Bank and Trust Company, as custodian for the Selling Fund (the "Custodian"), shall deliver at the Closing a certificate of an authorized officer stating that (a) the Selling Fund's portfolio securities, cash, and any other assets have been delivered in proper form to the Acquiring Fund on the Closing Date; and (b) all necessary taxes including all applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment have been made, in conjunction with the delivery of portfolio securities by the Selling Fund.

         3.3 EFFECT OF SUSPENSION IN TRADING. In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Selling Fund shall be closed to trading or trading thereon shall be restricted; or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Selling Fund is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

         3.4 TRANSFER AGENT'S CERTIFICATE. Evergreen Service Company, as transfer agent for the Selling Fund at the Closing Date, shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Selling Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver or cause Evergreen Service Company, its transfer agent, to issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Secretary of Davis or provide evidence satisfactory to the Selling Fund that such Acquiring Fund Shares have been credited to the Selling Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts and other documents as such other party or its counsel may reasonably request.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

         4.1 REPRESENTATIONS OF THE SELLING FUND. The Selling Fund represents and warrants to the Acquiring Fund as follows:

                  (a) The Selling Fund is a separate investment series of a corporation duly organized, validly existing, and in good standing under the laws of the State of Maryland.

                  (b) The Selling Fund is a separate investment series of a Maryland corporation that is registered as an investment company classified as a management company of the open-end type, and its registration with the Securities and Exchange Commission (the "Commission") as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), is in full force and effect.

                  (c) The current prospectuses and statement of additional information of the Selling Fund conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (d) The Selling Fund is not, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result, in violation of any provision of Davis' Articles of Incorporation or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Selling Fund is a party or by which it is bound.

                  (e) The Selling Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it prior to the Closing Date, except for liabilities, if any, to be discharged or reflected in the Statement of Assets and Liabilities as provided in paragraph 1.3 hereof.

                  (f) Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Selling Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Selling Fund to carry out the transactions contemplated by this Agreement. The Selling Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

                  (g) The financial statements of the Selling Fund at September 30, 1999 are in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Selling Fund as of such date, and there are no known contingent liabilities of the Selling Fund as of such date not disclosed therein.

                  (h) Since September 30, 1999 there has not been any material adverse change in the Selling Fund's financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Selling Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this subparagraph (h), a decline in the net asset value of the Selling Fund shall not constitute a material adverse change.

                  (i) At the Closing Date, all federal and other tax returns and reports of the Selling Fund required by law to have been filed by such dates shall have been filed, and all federal and other taxes shown due on said returns and reports shall have been paid, or provision shall have been made for the payment thereof. To the best of the Selling Fund's knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

                  (j) For each fiscal year of its operation, the Selling Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and has distributed in each such year all net investment income and realized capital gains.

                  (k) All issued and outstanding shares of the Selling Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the

Selling Fund. All of the issued and outstanding shares of the Selling Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph 3.4. The Selling Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any of the Selling Fund shares, nor is there outstanding any security convertible into any of the Selling Fund shares.

                  (l) At the Closing Date, the Selling Fund will have good and marketable title to the Selling Fund's assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2 and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder, and, upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund and accepted by the Acquiring Fund.

                  (m) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Selling Fund and, subject to approval by the Selling Fund's shareholders, this Agreement constitutes a valid and binding obligation of the Selling Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.

                  (n) The information furnished by the Selling Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby is accurate and complete in all material respects and complies in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

                  (o) The Selling Fund has provided the Acquiring Fund with information reasonably necessary for the preparation of a prospectus, which included the proxy statement of the Selling Fund (the "Prospectus/Proxy Statement"), all of which was included in a Registration Statement on Form N-14 of the Acquiring Fund (the "Registration Statement"), in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act") and the 1940 Act in connection with the meeting of the shareholders of the Selling Fund to approve this Agreement and the transactions contemplated hereby. The Prospectus/Proxy

Statement included in the Registration Statement (other than information therein that relates to the Acquiring Fund) does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

         4.2 REPRESENTATIONS OF THE ACQUIRING FUND. The Acquiring Fund represents and warrants to the Selling Fund as follows:

                  (a) The Acquiring Fund is a separate investment series of a Delaware business trust duly organized, validly existing and in good standing under the laws of the State of Delaware.

                  (b) The Acquiring Fund is a separate investment series of a Delaware business trust that is registered as an investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect.

                  (c) The current prospectuses and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (d) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in violation of the Trust's Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

                  (e) Except as otherwise disclosed in writing to the Selling Fund and accepted by the Selling Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition and the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

                  (f) The Acquiring Fund has no known liabilities of a material amount, contingent or otherwise.

                  (g) At the Closing Date, there will not be any material adverse change in the Acquiring Fund's financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Selling Fund. For the purposes of this subparagraph (g), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change.

                  (h) At the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law then to be filed by such dates shall have been filed, and all federal and other taxes shown due on said returns and reports shall have been paid or provision shall have been made for the payment thereof. To the best of the Acquiring Fund's knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

                  (i) All issued and outstanding Acquiring Fund Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable. The Acquiring Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares.

                  (j) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the
Acquiring Fund enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.

                  (k) The Acquiring Fund Shares to be issued and delivered to the Selling Fund, for the account of the Selling Fund Shareholders, pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable.

                  (l) The information furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby is accurate and complete in all material respects and complies in all material respects with federal securities and other laws and regulations applicable thereto.

                  (m) The Prospectus/Proxy Statement included in the Registration Statement (only insofar as it relates to the Acquiring Fund) does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

                  (n) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

                                    ARTICLE V

              COVENANTS OF THE ACQUIRING FUND AND THE SELLING FUND

         5.1 OPERATION IN ORDINARY COURSE. The Acquiring Fund and the Selling Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include customary dividends and distributions.


         5.2 APPROVAL BY SHAREHOLDERS. Davis will call a meeting of the shareholders of the Selling Fund to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

         5.3 INVESTMENT REPRESENTATION. The Selling Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

         5.4 ADDITIONAL INFORMATION. The Selling Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Selling Fund shares.

         5.5 FURTHER ACTION. Subject to the provisions of this Agreement, the Acquiring Fund and the Selling Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

         5.6 STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within sixty days after the Closing Date, the Selling Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Selling Fund for federal income tax purposes that will be carried over by the Acquiring Fund as a result of Section 381 of the Code, and which will be reviewed by KPMG LLP and certified by Davis' President or Vice President and Treasurer.

                                   ARTICLE VI

             CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SELLING FUND

         The obligations of the Selling Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

         6.1 All representations, covenants, and warranties of the Acquiring Fund contained in this Agreement shall be true and correct as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Acquiring Fund shall have delivered to the Selling Fund a certificate executed in its name by the Trust's President or Vice President and its Treasurer or Assistant Treasurer, in form and substance reasonably satisfactory to the Selling Fund and dated as of the Closing Date, to such effect and as to such other matters as the Selling Fund shall reasonably request.

         6.2 The Selling Fund shall have received on the Closing Date an opinion from Sullivan & Worcester LLP, counsel to the Acquiring Fund, dated as of the Closing Date, in a form reasonably satisfactory to the Selling Fund, covering the following points:

                  (a) The Acquiring Fund is a separate investment series of a Delaware business trust duly organized, validly existing and in good standing under the laws of the State of Delaware and has the power to own all of its properties and assets and to carry on its business as presently conducted.

                  (b) The Acquiring Fund is a separate investment series of a Delaware business trust registered as an investment company under the 1940 Act, and, to such counsel's knowledge, such registration with the Commission as an investment company under the 1940 Act is in full force and effect.

                  (c) This Agreement has been duly authorized, executed, and delivered by the Acquiring Fund and, assuming due authorization, execution and delivery of this Agreement by the Selling Fund, is a valid and binding obligation of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights generally and to general equity principles.

                  (d) Assuming that a consideration therefor not less than the net asset value thereof has been paid, the Acquiring Fund Shares to be issued and delivered to the Selling Fund on behalf of the Selling Fund Shareholders as provided by this Agreement are duly authorized and upon such delivery will be legally issued and outstanding and fully paid and non-assessable, and no shareholder of the Acquiring Fund has any preemptive rights in respect thereof.

                  (e) The Registration Statement, to such counsel's knowledge, has been declared effective by the Commission and no stop order under the 1933 Act pertaining thereto has been issued, and to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required for consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and as may be required under state securities laws.

                  (f) The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of the Trust's Declaration of

Trust or By-Laws or any provision of any material agreement, indenture, instrument, contract, lease or other undertaking (in each case known to such counsel) to which the Acquiring Fund is a party or by which it or any of its properties may be bound or to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any agreement, judgment, or decree to which the Acquiring Fund is a party or by which it is bound.

                  (g) Only  insofar as they relate to the  Acquiring  Fund,  the descriptions in the Prospectus/Proxy Statement of statutes, legal and governmental proceedings and material contracts, if any, are accurate and fairly present the information required to be shown.

                  (h) Such counsel does not know of any legal or governmental proceedings, only insofar as they relate to the Acquiring Fund, existing on or before the effective date of the Registration Statement or the Closing Date required to be described in the Registration Statement or to be filed as exhibits to the Registration Statement which are not described or filed as required.

                  (i) To  the  knowledge  of  such  counsel,  no  litigation  or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquiring Fund or any of its properties or assets and the Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business, other than as previously disclosed in the Registration Statement.

         Such counsel shall also state that they have participated in conferences with officers and other representatives of the Acquiring Fund at which the contents of the Prospectus/Proxy Statement and related matters were discussed and, although they are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Prospectus/Proxy Statement (except to the extent indicated in paragraph (g) of their above opinion), on the basis of the foregoing (relying as to materiality to a large extent upon the opinions of the Trust's officers and other representatives of the Acquiring Fund), no facts have come to their attention that lead them to believe that the Prospectus/Proxy Statement as of its date, as of the date of the meeting of the shareholders of the Selling Fund, and as of the Closing Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein regarding the Acquiring Fund or necessary, in the light of the circumstances under which they were made, to make the statements therein regarding the Acquiring Fund not misleading. Such opinion may state that such counsel does not express any opinion or belief as to the financial statements or any financial or statistical data, or as to the information relating to the Selling Fund, contained in the Prospectus/Proxy Statement or the Registration Statement, and that such opinion is solely for the benefit of Davis and the Selling Fund.

         Such opinion shall contain such assumptions and limitations as shall be in the opinion of Sullivan & Worcester LLP appropriate to render the opinions expressed therein.

         In this paragraph 6.2, references to the Prospectus/Proxy Statement include and relate to only the text of such Prospectus/Proxy Statement and not to any exhibits or attachments thereto or to any documents incorporated by reference therein.

                                   ARTICLE VII

            CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

         The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Selling Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

         7.1 All representations, covenants, and warranties of the Selling Fund contained in this Agreement shall be true and correct as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Selling Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by Davis' President or Vice President and the Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

         7.2 The Selling Fund shall have delivered to the Acquiring Fund a statement of the Selling Fund's assets and liabilities, together with a list of the Selling Fund's portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of Davis.

         7.3 The Acquiring Fund shall have received on the Closing Date an opinion of D'Ancona & Pflaum, LLC, counsel to the Selling Fund, in a form satisfactory to the Acquiring Fund covering the following points:

                  (a) The Selling Fund is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland and has the power to own all of its properties and assets and to carry on its business as presently conducted.

                  (b) The Selling Fund is registered as an investment company under the 1940 Act, and, to such counsel's knowledge, such registration with the Commission as an investment company under the 1940 Act is in full force and effect.

                  (c) This Agreement has been duly authorized, executed and delivered by the Selling Fund and, assuming due authorization, execution, and delivery of this Agreement by the Acquiring Fund, is a valid and binding obligation of the Selling Fund enforceable against the Selling Fund in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and to general equity principles.

                  (d) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Maryland is required for consummation by the Selling Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and as may be required under state securities laws.

                  (e) The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of the Davis' Articles of Incorporation or By-laws, or any provision of any material agreement, indenture, instrument, contract, lease or other undertaking (in each case known to such counsel) to which the Selling Fund is a party or by which it or any of its properties may be bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any agreement, judgment, or decree to which the Selling Fund is a party or by which it is bound.

                  (f) Only insofar as they relate to the Selling Fund, the descriptions in the Prospectus/Proxy Statement of statutes, legal and government proceedings and material contracts, if any, are accurate and fairly present the information required to be shown.

                  (g) Such counsel does not know of any legal or governmental proceedings, only insofar as they relate to the Selling Fund existing on or before the effective date of the Registration Statement or the Closing Date, required to be described in the Registration Statement or to be filed as exhibits to the Registration Statement which are not described or filed as required.

                  (h) To  the  knowledge  of  such  counsel,  no  litigation  or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Selling Fund or any of its respective properties or assets and the Selling Fund is neither a party to nor subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business other than as previously disclosed in the Prospectus/Proxy Statement.

                  (i) Assuming that a consideration therefor of not less than the net asset value thereof has been paid, and assuming that such shares were issued in accordance with the terms of the Selling Fund's registration statement, or any amendment thereto, in effect at the time of such issuance, all issued and outstanding shares of the Selling Fund are legally issued and fully paid and non-assessable.

         Such counsel shall also state that they have participated in conferences with officers and other representatives of the Selling Fund at which the contents of the Prospectus/Proxy Statement and related matters were discussed and, although they are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Prospectus/Proxy Statement (except to the extent indicated in paragraph (f) of their above opinion), on the basis of the foregoing (relying as to materiality to a large extent upon the opinions of Davis' officers and other representatives of the Selling Fund), no facts have come to their attention that lead them to believe that the Prospectus/Proxy Statement as of its date, as of the date of the meeting of the shareholders of the Selling Fund, and as of the Closing Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein regarding the Selling Fund or necessary, in the light of the circumstances under which they were made, to make the statements therein regarding the Selling Fund not misleading. Such opinion may state that such counsel does not express any opinion or belief as to the financial statements or any financial or statistical data, or as to information relating to the Acquiring Fund, contained in the Prospectus/Proxy Statement or Registration Statement, and that such opinion is solely for the benefit of the Trust and the Acquiring Fund.

         Such opinion shall contain such other assumptions and limitations as shall be in the opinion of D'Ancona & Pflaum, LLC appropriate to render the opinions expressed therein, and shall indicate, with respect to matters of Maryland law that as D'Ancona & Pflaum, LLC are not admitted to the bar of Maryland, such opinions are based either upon the review of published statutes, cases and rules and regulations of the State of Maryland or upon an opinion of Maryland counsel.

         In this paragraph 7.3, references to the Prospectus/Proxy Statement include and relate to only the text of such Prospectus/Proxy Statement and not to any exhibits or attachments thereto or to any documents incorporated by reference therein.

                                  ARTICLE VIII

       FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING
                            FUND AND THE SELLING FUND

         If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Selling Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

         8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Selling Fund in accordance with the provisions of Davis' Articles of Incorporation and By-Laws and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund or the Selling Fund may waive the conditions set forth in this paragraph 8.1.

         8.2 On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, nor instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act and no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

         8.3 All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky securities authorities, including any necessary "no-action" positions of and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Selling Fund, provided that either party hereto may for itself waive any of such conditions.

         8.4 The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness of the Registration Statement shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

          8.5 The transactions contemplated by the Asset Purchase Agreement by and among Evergreen Asset Management Company, Davis Selected Advisers, L.P. and Venture Advisers, Inc. shall be completed prior to or on the Closing Date.

     8.6 The parties shall have received a favorable opinion of KPMG LLP addressed to the Acquiring Fund and the Selling Fund substantially to the effect that for federal income tax purposes:

                  (a) The transfer of all of the Selling Fund assets in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the identified liabilities of the Selling Fund followed by the distribution of the Acquiring Fund Shares to the Selling Fund Shareholders in dissolution and liquidation of the Selling Fund will constitute a "reorganization" within the meaning of Section 368(a)(1)(F) of the Code and the Acquiring Fund and the Selling Fund will each be a "party to a reorganization" within the meaning of
Section 368(b) of the Code.

                  (b) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Selling Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the identified liabilities of the Selling Fund.

                  (c) No gain or loss will be recognized by the Selling Fund upon the transfer of the Selling Fund assets to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the identified liabilities of the Selling Fund or upon the distribution (whether actual or constructive) of the Acquiring Fund Shares to Selling Fund Shareholders in exchange for their shares of the Selling Fund.

                  (d) No gain or loss will be recognized by the Selling Fund Shareholders upon the exchange of their Selling Fund shares for the Acquiring Fund Shares in liquidation of the Selling Fund.

                  (e) The aggregate tax basis for the Acquiring Fund Shares received by each Selling Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Selling Fund shares held by such shareholder immediately prior to the Reorganization, and the holding period of the Acquiring Fund Shares to be received by each Selling Fund Shareholder will include the period during which the Selling Fund shares exchanged therefor were held by such shareholder (provided the Selling Fund shares were held as capital assets on the date of the Reorganization).

                  (f) The tax basis of the Selling Fund assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Selling Fund immediately prior to the Reorganization, and the holding period of the assets of the Selling Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Selling Fund.

         Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Selling Fund may waive the conditions set forth in this paragraph 8.6.

         8.7 The Acquiring Fund shall have received from KPMG LLP a letter addressed to the Acquiring Fund, in form and substance satisfactory to the Acquiring Fund, to the effect that:

                  (a) they are independent certified public accountants with respect to the Selling Fund within the meaning of the 1933 Act and the applicable published rules and regulations thereunder;

                  (b) on the  basis of  limited  procedures  agreed  upon by the
Acquiring Fund and described in such letter (but not an
examination in accordance with generally accepted auditing standards), the Capitalization Table appearing in the Registration Statement and
Prospectus/Proxy Statement has been obtained from and is consistent with the accounting records of the Selling Fund; and

                  (c) on the basis of limited procedures agreed upon by the Acquiring Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the data utilized in the calculations of the pro forma expense ratios appearing in the Registration Statement and Prospectus/Proxy Statement agree with underlying accounting records of the Selling Fund or with written estimates by the Selling Fund's management and were found to be mathematically correct.

         In addition, unless waived by the Acquiring Fund, the Acquiring Fund shall have received from KPMG LLP a letter addressed to the Acquiring Fund dated on the Closing Date, in form and substance satisfactory to the Acquiring Fund, to the effect that on the basis of limited procedures agreed upon by the Acquiring Fund (but not an examination in accordance with generally accepted auditing standards), the net asset value per share of the Selling Fund as of the Valuation Date was computed and the valuation of the portfolio was consistent with the valuation practices of the Acquiring Fund.

         8.8 The Selling Fund shall have received from KPMG LLP a letter addressed to the Selling Fund, in form and substance satisfactory to the Selling Fund, to the effect that:

                  (a) they are independent certified public accountants with respect to the Acquiring Fund within the meaning of the 1933 Act and the applicable published rules and regulations thereunder;

                  (b) on the basis of limited procedures agreed upon by the Selling Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the Capitalization Table appearing in the Registration Statement and Prospectus/Proxy Statement has been obtained from and is consistent with the accounting records of the Acquiring Fund; and

                  (c) on the basis of limited procedures agreed upon by the Selling Fund (but not an examination in accordance with generally accepted auditing standards), the data utilized in the calculations of the pro forma expense ratios appearing in the

Registration  Statement  and  Prospectus/Proxy   Statement  agree  with  written
estimates by each Fund's management and were found to be mathematically correct.

                                   ARTICLE IX

                                    EXPENSES

         9.1 Except as otherwise provided for herein, all expenses of the transactions contemplated by this Agreement incurred by the Selling Fund and the Acquiring Fund, whether incurred before or after the date of this Agreement, will be borne by Davis Selected Advisers, LP (in the case of the Selling Fund) and First Union National Bank (in the case of the Acquiring Fund). Such expenses include, without limitation, (a) expenses incurred in connection with the entering into and the carrying out of the provisions of this Agreement; (b) expenses associated with the preparation and filing of the Registration Statement under the 1933 Act covering the Acquiring Fund Shares to be issued pursuant to the provisions of this Agreement; (c) registration or qualification fees and expenses of preparing and filing such forms as are necessary under applicable state securities laws to qualify the Acquiring Fund Shares to be issued in connection herewith in each state in which the Selling Fund Shareholders are resident as of the date of the mailing of the Prospectus/Proxy Statement to such shareholders; (d) postage; (e) printing; (f) accounting fees;
(g) legal fees; and (h) solicitation costs of the transaction. Notwithstanding the foregoing, the Acquiring Fund shall pay its own federal and state registration fees. In the event that the transactions contemplated by the Asset Purchase Agreement referred to in paragraph 8.5 hereof are not completed, this Agreement shall terminate. In such event, all expenses of the transactions contemplated by this Agreement incurred by the Acquiring Fund shall be borne by First Union National Bank and all expenses of the transactions contemplated by this Agreement incurred by the Selling Fund shall be borne by Davis Selected Advisers, LP.

                                    ARTICLE X

                    ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

         10.1 The Acquiring Fund and the Selling Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

         10.2 The representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder.

                                   ARTICLE XI

                                   TERMINATION

         11.1 This Agreement may be terminated by the mutual agreement of the Acquiring Fund and the Selling Fund. In addition, either the Acquiring Fund or the Selling Fund may at its option terminate this Agreement at or prior to the Closing Date because:

                  (a) of a breach by the other of any representation, warranty, or agreement contained herein to be performed at or prior to the Closing Date, if not cured within 30 days; or

                  (b) a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

         11.2 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of either the Acquiring Fund, the Selling Fund, the Trust, Davis, the respective Trustees, Directors or officers, to the other party or its Trustees, Directors or officers, but each shall bear the expenses incurred by it incidental to the preparation and carrying out of this Agreement as provided in paragraph 9.1.

                                   ARTICLE XII

                                   AMENDMENTS

         12.1 This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Selling Fund and the Acquiring Fund; provided, however, that following the meeting of shareholders of the Selling Fund pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Selling Fund Shareholders under this Agreement to the detriment of such Shareholders without their further approval.

                                  ARTICLE XIII

               HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;
                             LIMITATION OF LIABILITY

         13.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

         13.3 This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the conflicts of laws provisions thereof; provided, however, that the due authorization, execution and delivery of this Agreement, in the case of the Selling Fund, shall be governed and construed in accordance with the laws of the State of Maryland, without giving effect to the conflicts of laws provisions thereof.

         13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

         13.5 It is expressly agreed that the obligations of the Acquiring Fund hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of the Trust personally, but shall bind only the trust property of the Acquiring Fund, as provided in the Declaration of Trust of the Trust. The execution and delivery of this Agreement have been authorized by the Trustees of the Trust on behalf of the Acquiring Fund and signed by authorized officers of the Trust, acting as such, and neither such authorization by such Trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the Trust property of the Acquiring Fund as provided in the Declaration of Trust of the Trust.

         IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.



                                 DAVIS TAX-FREE HIGH INCOME
                                 FUND, INC. ON BEHALF OF DAVIS
                                 TAX-FREE HIGH INCOME FUND

                                 By:

                                 Name:

                                 Title:



                                 EVERGREEN MUNICIPAL TRUST ON
                                 BEHALF OF EVERGREEN TAX-FREE
                                 HIGH INCOME FUND

                                 By:

                                 Name:

                                 Title:

                       STATEMENT OF ADDITIONAL INFORMATION

                            ACQUISITION OF ASSETS OF

                         DAVIS TAX-FREE HIGH INCOME FUND

                                   a series of

                      DAVIS TAX-FREE HIGH INCOME FUND, INC.
                              124 East Marcy Street
                           Santa Fe, New Mexico 87501
                                 (800) 279-0279

                        By and In Exchange For Shares of

                       EVERGREEN TAX-FREE HIGH INCOME FUND

                                   a series of

                            EVERGREEN MUNICIPAL TRUST
                               200 Berkeley Street
                           Boston, Massachusetts 02116
                                 (800) 343-2898



         This Statement of Additional Information, relating specifically to the proposed transfer of the assets and liabilities of Davis Tax-Free High Income Fund ("Davis Tax Free Fund"), a series of Davis Tax-Free High Income Fund, Inc., to Evergreen Tax-Free High Income Fund ("Evergreen Tax Free Fund"), a series of Evergreen Municipal Trust, in exchange for Class A, B, C and Y shares (to be issued to holders of Class A, B, C and Y shares of Davis Tax Free Fund, respectively,) of beneficial interest, $.001 par value per share, of Evergreen Tax Free Fund, consists of this cover page and the following described documents, each of which is attached hereto and incorporated by reference herein:

         (1) The Statement of Additional Information of Davis Tax Free Fund dated February 1, 1999;

         (2) The Statement of Additional Information of Evergreen Tax Free Fund dated January 10, 2000; and

         (3) Annual Report of Davis Tax Free Fund for the year ended September 30, 1999.

         This Statement of Additional Information, which is not a prospectus, supplements, and should be read in conjunction with, the Prospectus/Proxy Statement of Evergreen Tax Free Fund and Davis Tax Free Fund dated January 18, 2000. A copy of the Prospectus/Proxy Statement may be obtained without charge by writing to Evergreen Tax Free Fund or Davis Tax Free Fund at the addresses set forth above or by calling toll free 1-800-645- 7816.

         The date of this  Statement of  Additional  Information  is January 18,
2000.

                     STATEMENT OF ADDITIONAL INFORMATION
                                FEBRUARY 1, 1999

                     DAVIS TAX-FREE HIGH INCOME FUND, INC.
                             124 EAST MARCY STREET
                           SANTA FE, NEW MEXICO 87501
                                 1-800-279-0279




THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE CLASS A, CLASS B AND CLASS C PROSPECTUS DATED FEBRUARY 1, 1999 AND THE CLASS Y PROSPECTUS DATED FEBRUARY 1, 1999. THE PROSPECTUSES MAY BE OBTAINED FROM THE FUND.


THE FUND'S MOST RECENT ANNUAL REPORT AND SEMI-ANNUAL REPORT TO SHAREHOLDERS ARE SEPARATE DOCUMENTS SUPPLIED WITH THIS STATEMENT OF ADDITIONAL INFORMATION. THE ANNUAL REPORT, ACCOMPANYING NOTES AND REPORT OF INDEPENDENT AUDITORS APPEARING IN THE ANNUAL REPORT ARE INCORPORATED BY REFERENCE IN THIS STATEMENT OF ADDITIONAL INFORMATION.

                               TABLE OF CONTENTS

                                                                           PAGE

Section I:   Investment Strategies and Restrictions..........................4

             Investment Objective and Policies...............................4
             Portfolio Securities............................................4
             Other Investment Policies.......................................8
             Portfolio Transactions.........................................10
             Investment Restrictions........................................11

Section II:  Key Persons....................................................13

             Organization of the Company....................................13
             Directors and Officers.........................................13
             Directors Compensation Schedule................................16
             Certain Shareholders of the Fund...............................16
             Investment Advisory Services...................................17
             Distribution of Company Shares.................................18
             Other Important Service Providers..............................21


Section III: Purchase, Exchange and Redemption of Shares....................22

             Purchase of Shares.............................................22
                      Alternative Purchase Arrangements.....................23
                      Class A Shares........................................23
                      Class B Shares........................................25
                      Class C Shares........................................26
                      Class Y Shares........................................27

             Special Services...............................................27
                      Automatic Investment Plan.............................27
                      Dividend Diversification Program......................27
                      Telephone Privilege...................................27

             Exchange of Shares.............................................28
                      General...............................................28
                      By Telephone..........................................28
                      Automatic Exchange Program............................28

             Redemption of Shares...........................................29
                      General...............................................29
                      Expedited Redemption Privilege........................29
                      By Telephone..........................................30
                      Automatic Withdrawals Plan............................30
                      Involuntary Redemptions...............................30
                      Subsequent Repurchases................................30

Section IV:  General Information............................................31

             Determining the Price of Shares................................31
             Year 2000 Issues...............................................31
             Dividends and Distributions....................................32
             Federal Income Taxes...........................................32
             Performance Data...............................................33
             Non-Standard Distribution Rates................................35



Appendix A: Quality Ratings of Debt Securities..............................37
Appendix B: Term and Conditions for a Statement of Intention................39

Section I:  Investment Strategies and Restrictions


                       INVESTMENT OBJECTIVES AND POLICIES

         Davis Tax-Free High Income Fund's ("Fund") investment objective is to provide current income free from federal income tax by investing in municipal obligations. In seeking to achieve this investment objective, the Fund will normally have at least 80% of its net assets invested in municipal obligations without limitation as to quality ratings, maturity ranges or types of issuers. Davis Selected Adviser L.P. ("Adviser") and or Stamper Capital & Investments, Inc. ("Sub-Adviser") will select particular municipal obligations for the Fund if, in their view after analysis, the increased yield offered, regardless of published ratings, is sufficient to compensate for the level of assumed risk. The Fund may invest up to 100% of its assets in high yield, high-risk obligations. The average maturity of the Fund's portfolio will vary; however, it is anticipated that a significant portion of the portfolio will be invested in long-term obligations of 20 years or more since such securities generally produce higher yields than shorter-term obligations. A more complete description of bond ratings is contained in Appendix A. The Fund may invest in shares of investment companies primarily investing in short-term municipal obligations, but will not do so if it would cause more than 10% of its total assets to be invested in such shares. Such other investment companies usually have their own management costs or fees and the Fund's Adviser earns its regular fee on such assets.

         If you are subject to the Federal alternative minimum tax, you should note that the Fund may invest up to 20% of its total assets in municipal obligations issued to finance private activities. The interest from these investments is a tax preference item for purposes of the alternative minimum tax. As of September 30, 1998, 9% of the Fund's net assets were subject to the Federal alternative minimum tax.


                              PORTFOLIO SECURITIES

         MUNICIPAL OBLIGATIONS. Municipal obligations are bonds or notes issued by a state or local governmental entity to obtain funds for various public purposes or facilities such as airports, bridges, highways, housing, hospitals, schools, streets, water and sewer systems, mass transit and utility and power facilities. They are also used to refund outstanding obligations or for general operating expenses. In addition, they may be used for the construction or purchase of privately operated facilities deemed to be of public purpose and benefit. The various types of municipal obligation which the Fund purchases are discussed below.

         Yields on municipal obligations are dependent on many factors, including interest rate conditions, general conditions of the municipal bond market, size of a particular offering, maturity of the obligation and rating of the issue, if any. The value of outstanding obligations will vary as a result of changing evaluations of the ability of their issuers (or other revenue source) to meet the interest and principal payments, which can also result in rating changes. Such values will also change in response to changes in the interest rates payable on new issues. As discussed below, portfolio values will also change in response to changes in the level of interest rates.

         Municipal obligations, like other marketable obligations, fluctuate in price. Payments of interest and principal are dependent upon the ability of the issuers (or other revenue source) to meet their obligations. Payments on general obligation bonds are dependent on the tax base of the issuing governmental entity. Payments on revenue bonds, unless guaranteed by a taxing authority, are dependent upon the revenues from a specific project or facility or payments from a private company which operates the facility.

         The Fund may purchase up to 50% of the outstanding debt obligations of an issuer. Some of the securities which the Fund may hold may not have an established market and such lack of liquidity could cause the Fund difficulty at times in selling these securities at favorable prices.

         The market value of fixed income securities will generally be affected by changes in the level of rates. Increases in interest rates tend to reduce the market value of fixed income investments and declines in interest rates tend to increase their value. Moreover, debt issues with longer maturities, which tend to produce higher yields, are subject to potentially greater capital appreciation or depreciation than securities with shorter maturities. Fluctuations in the market value of the Fund's portfolio securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in the Fund's net asset value. In addition, the future earning power of an obligor and its ability to service debt may affect the market price of higher yielding debt.

         There are market and investment risks with any security and the value of an investment in the Fund will fluctuate over time. In seeking to achieve its investment objective, the Fund will invest in fixed income securities based on the Adviser's and/or Sub-Adviser's analysis without relying on any published ratings. The Fund will invest in a particular security if, in the Adviser's and/or Sub-Adviser's view, the increased yield offered, regardless of published ratings, is sufficient to compensate for the assumed risk. Since many investments will be based upon the Adviser's and/or Sub-Adviser's analysis rather than on the basis of published ratings, achievement of the Fund's goals may depend more upon the abilities of the Adviser and Sub-Adviser than would otherwise be the case. Investments in lower rated or non-rated securities, while generally providing greater income and opportunity for gain than investments in higher rated securities, entail greater risk of loss of income and principal.

         TYPES OF MUNICIPAL OBLIGATIONS. The two general classifications of municipal bonds are "general obligation" bonds and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. They are usually paid from general revenues of the issuing governmental entity. Revenue bonds are usually payable only out of a specific revenue source rather than from general revenues and ordinarily are not backed by the faith, credit or general taxing power of the issuing governmental entity.

         Revenue Bonds. The principal and interest on revenue bonds for private facilities are typically paid out of rents or other specified payments made to the issuing governmental entity by the company using or operating the facilities. The most common type of these obligations are industrial revenue bonds and pollution control revenue bonds. Industrial revenue bonds are issued by governmental entities to provide financing aid to communities to locate privately operated industrial plants or community facilities such as hospitals, hotels, business or residential complexes, convention halls or sport complexes. Pollution control revenue bonds are issued to provide funding for air, water and solids pollution control systems for privately operated industrial or commercial facilities. Sometimes, the funds for payment of such obligations come solely from revenue generated by operation of the facility. Absent a guarantee by the issuing governmental entity, revenue bonds for private facilities do not represent a pledge of credit, general revenues, or taxing powers of the issuing governmental entity and the private company operating the facility is the sole source of payment of the obligation. This type of revenue bond frequently provides a higher rate of return than other municipal obligations but may entail greater risk than an obligation which is guaranteed by a governmental unit with taxing power. Federal income tax laws place substantial limitations on industrial revenue bonds, and particularly those "specified private activity bonds" issued after August 7, 1986. However, the Fund's management does not believe that these limitations will impair the Fund's ability to purchase or sell bonds in accordance with the Fund's objectives and policies.

         Occasionally, an issuing state or local governmental entity may guarantee the payment of a revenue bond obligation, backing payment with its taxing power. Normally, revenue bonds are paid solely from a particular revenue source. The revenue source may be earnings from a public project such as tolls from roads or bridges, airport revenues, earnings of publicly owned utilities or special excises such as special improvement levies. The revenue source may also be a private company which is utilizing a facility constructed through monies obtained through a governmental agency or fund. There are two principal types of revenue bonds for private facilities, industrial development bonds and pollution control bonds. Occasionally, such bonds are also issued by governmental entities to obtain funds for a privately operated general community facility such as a hospital, convention hall or sports stadium.

         Industrial development bonds are issued by a governmental entity to obtain funds to finance a facility, typically an industrial plant or factory, which is leased to or operated by a private (non-governmental) company. State and local governments have the power in most states to permit the issuance of industrial development bonds to provide financing aid to such companies in order to encourage them to locate facilities within their communities.

         Pollution control bonds are issued to provide funding for air or water pollution control systems for privately operated industrial or commercial facilities.

         Municipal Lease Obligations. The Fund may invest in municipal bonds and certificates of participation that constitute investment in lease obligations or installment purchase contract obligations (hereafter collectively called "lease obligations") of municipal authorities or entities. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, the disposition of the property in the event of foreclosure might prove difficult. The Fund will seek to minimize these risks by not investing more than 10% of its investment assets in lease obligations that contain "non-appropriation" clauses.

         Municipal Notes, Hybrid, and Special Types of Municipal Obligations. Municipal notes include tax, revenue and bond anticipation obligations or general or revenue obligations of shorter maturities than municipal bonds, generally five years or less, which are issued to obtain funds for various public purposes. There are, in addition, a variety of hybrid and special types of municipal obligations as well as numerous differences in security, quality and risk both within and among the classifications described above. Obligations of a special governmental authority may, for instance, constitute a pledge of the full credit and taxing power of the authority, and yet have somewhat less security than a general state or city obligation in view of the limitations on the authority's taxing power compared to the broader taxing power of a state or a city.

         Due to the increasing needs of state and local governments and their widening view of public purpose, a variety of types of federal tax-exempt financing obligations have been developed over the years and new types of obligations may be expected in the future.

         The ratings of Moody's Investors Services Inc. ("Moody's") and Standard and Poor's Corporation ("S&P") represent their opinions as to the quality of the municipal obligations which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal bonds with the same maturity, coupon and rating may have different yields while bonds of the same maturity and coupon with different ratings may have the same yield.

         From time to time, proposals have been introduced in Congress for the purposes of restricting or eliminating the federal income tax exemption for interest on municipal obligations. Similar proposals may be introduced in the future. If such a proposal were to be enacted, the availability of municipal obligations for investment by the Fund and the value of the Fund's portfolio would be affected. In such event, the Fund would re-evaluate its investment objective and policies in view of such developments.

         GEOGRAPHIC AND INDUSTRY CONCENTRATION. Subject to the restrictions described herein, the Fund's portfolio may be invested in bonds whose interest payments are from revenues of similar projects (such as utilities or hospitals) or whose issuers share the same geographic location. As a result, the Fund's portfolio may be more susceptible to similar economic, political or regulatory developments than would a portfolio of bonds with a greater variety of issuers. This may result in greater market fluctuations in the Fund's share price. The Fund may purchase up to 50% of the outstanding debt obligations of an issuer. Some of the securities which the Fund may hold may not have an established market and such lack of liquidity could cause the Fund difficulty at times in selling these securities at favorable prices.

         HIGH YIELD, HIGH-RISK DEBT SECURITIES. As discussed above, the Fund may invest in low rated securities offering high current income. Such securities will ordinarily be in the lower rating categories of recognized rating agencies, including securities rated BBB or lower by Standard & Poor's Corporation ("S&P") or Baa or lower by Moody's Investors Service, Inc. ("Moody's") or, if unrated, deemed by the Adviser or Sub-Adviser to be of an equivalent rating. These lower-rated securities are considered speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and generally will involve more credit risk than securities in the higher rating categories. Securities rated BB or lower by S&P or Ba or lower by Moody's are below investment grade and are referred to in the financial community as "junk bonds." A brief description of the bond ratings of these two services is contained herein under "Portfolio Composition." A more complete description is contained in the Appendix.

         The investment philosophy of the Fund with respect to high yield, high-risk bonds is based on the premise that over the long term a diversified portfolio of high yield fixed income securities should, even taking into account possible losses, provide a higher net return than that achievable on a portfolio of higher rated securities. The Fund seeks to achieve a high yield while reducing relative risk through (a) diversification, (b) credit analysis of the obligors by the Adviser and/or Sub-Adviser, and (c) monitoring and seeking to anticipate changes and trends in the economy and financial markets that might affect the prices of portfolio securities. Ratings assigned by credit agencies do not evaluate market risks. The Adviser and/or Sub-Adviser's judgment as to the "reasonableness" of the risk involved in any particular investment will be a function of its experience in managing fixed income investments and its evaluation of general economic and financial conditions. This includes analysis and evaluations of a specific guaranteeing entity's business and management, cash flow, earnings coverage of interest and dividends, ability to operate under adverse economic conditions, fair market value of the obligor's assets; and of such other considerations as the Adviser and/or Sub-Adviser may deem appropriate. The Adviser and/or Sub-Adviser, while seeking to maximize current yield, will monitor current developments with respect to portfolio securities, potential investments and broad trends in the economy. Achievement of the Fund's investment objective will be more dependent upon the Adviser and/or Sub-Adviser's credit analysis than would be the case for funds predominantly investing in higher rated bonds. In some circumstances, defensive strategies may be implemented to preserve or enhance capital even at the sacrifice of current yield. There is, however, no assurance that the Fund's objectives will be achieved or that the Fund's approach to risk management will protect the shareholders against loss.

         The market values of such high yield, high-risk municipal securities tend to reflect individual developments of the guaranteeing entity underlying the issue to a greater extent than do higher rated securities, which react to a greater extent to fluctuations in the general level of interest rates. Such securities also tend to be more sensitive to economic and industry conditions than are higher rated securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis regarding individual lower rated bonds or the high yield market, may depress the prices for such securities. Factors such as the aforementioned may adversely impact the market value of high yield, high-risk securities and could adversely impact the Fund's net asset value.

         An economic downturn or significant increase in interest rates is likely to have a negative effect on the high yield, high-risk bond market and consequently on the value of these bonds. In an economic downturn, issuers may not have sufficient revenues to meet their principal and interest payment obligations.

         The risk of loss due to default is significantly greater for the holders of high yield, high-risk bonds. The costs associated with recovering principal and interest once a security has defaulted may impact the return to holders of the security. If the Fund experiences unexpectedly large net redemptions, it may be forced to sell such bonds without regard to the investment merits of such sales. This could decrease the Fund's rate of return. The Fund has not experienced this problem to date.

         The Fund may have difficulty disposing of certain high yield, high-risk bonds because there may be a thin trading market for such bonds. Because not all dealers maintain markets in all high yield, high-risk bonds, the Fund anticipates that such bonds could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market may have an adverse impact on market price and the Fund's ability to dispose of particular issues and may also make it more difficult for the Fund to obtain accurate market quotations or valuations for purposes of valuing the Fund's assets. The Fund has a policy of utilizing a professional pricing service which has experience in pricing such securities which are difficult to price so as to obtain prices reflecting the market as accurately as possible. To the extent that the Fund purchases illiquid or restricted bonds, it may incur special securities registration responsibilities, liabilities and costs, and liquidity and valuation difficulties relating to such bonds.

         Bonds may be subject to redemption or call provisions. If an issuer exercises these provisions when investment rates are declining, the Fund would be likely to replace the bond with a lower yielding bond, resulting in a decreased return. Zero coupon and pay-in-kind bonds involve special considerations. The market prices of these securities are generally more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do securities paying interest currently that have similar maturities and credit quality. There is the additional risk in that, unlike bonds which pay interest in cash throughout the period to maturity, the Fund will realize no cash until the cash payment date unless a portion of such securities are sold. If the issuer defaults, the Fund may obtain no return at all on its investment. Zero coupon bonds generate interest income before receipt of actual cash payments. In order to distribute such income, the Fund may have to sell portfolio securities under disadvantageous circumstances.

         PORTFOLIO COMPOSITION. The table below reflects the Fund's portfolio composition by quality rating calculated on the basis of the average weighted ratings of all bonds held at September 30, 1998. The table reflects the percentage of total assets represented by fixed income securities rated by Moody's or S&P, by unrated fixed income securities and by other assets. The percentages shown reflect the higher of the Moody's or S&P rating. Other assets may include money market instruments, repurchase agreements, equity securities, net payables and receivables and cash. The allocations in the table are not necessarily representative of the composition of the Fund's portfolio at other times. Portfolio quality ratings will change over time.


    COMPOSITION OF THE FUND'S PORTFOLIO BY QUALITY RATING AS A PERCENTAGE OF
                     TOTAL NET ASSETS AT SEPTEMBER 30, 1998

                                                     FUND'S ASSESSMENT OF    GENERAL DEFINITION
MOODY'S/S&P RATING CATEGORY          PERCENTAGE      NON-RATED SECURITIES       OF BOND QUALITY
- ---------------------------          ----------      --------------------       ---------------
Aaa/AAA ............................     48.01%              0.12%           Highest quality
Aa/AA   ............................     11.76%              0.00%           High quality
A/A     ............................     16.07%              0.45%           Upper medium grade
Baa/BBB ............................      6.75%              2.97%           Medium grade
Ba/BB   ............................      3.77%              3.86%           Some speculative elements
B/B     ............................      1.31%              1.71%           Speculative
Caa/CCC ............................      0.00%              0.00%           More speculative
Ca, C/CC, C, D......................      0.00%              0.00%           Very speculative, may be in default
Not Rated...........................      9.11%              0.00%           Not rated by Moody's or S&P
Short-term Investments..............      3.22%              0.00%
                                          -----              -----
                                        100.00%              9.11%

         The description of each bond quality category set forth in the table above is intended to be a general guide and not a definitive statement as to how Moody's and S&P define such rating category. A more complete description of the rating categories is set forth in the Appendix. The ratings of Moody's and S&P represent their opinions as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. There is no assurance that a rating assigned initially will not change. The Fund may retain a security whose rating has changed or has become unrated.


                           OTHER INVESTMENT POLICIES

         TEMPORARY DEFENSIVE INVESTMENTS. At various times the Fund may hold cash or invest in securities other than municipal obligations. Income from such securities may be taxable as ordinary income. For defensive purposes or to accommodate inflows of cash awaiting more permanent investment, the Funds may temporarily and without limitation hold high-grade short-term money market instruments, cash and cash equivalents, including repurchase agreements.

         During periods of adverse markets when it is deemed advisable and practicable to take a temporary defensive position to protect capital, the Fund may have more than 20% of its assets invested in temporary investments and cash. While reserving this freedom to act for defensive purposes, the Fund intends to limit its holdings of temporary taxable investments and cash to meet the requirements for federal income tax exemption on the dividends which the Fund pays from its municipal obligation or other income exempt from federal income tax.

         Although on occasion the Fund may purchase temporary investments, it is the Fund's intention to be invested primarily in municipal obligations. Temporary investments will be made only under the conditions specified herein.

         REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements, but normally will not enter into repurchase agreements maturing in more than seven days. A repurchase agreement, as referred to herein, involves a sale of securities to a Fund, with the concurrent agreement of the seller (a bank or securities dealer which the Adviser or Sub-Adviser determines to be financially sound at the time of the transaction) to repurchase the securities at the same price plus an amount equal to accrued interest at an agreed-upon interest rate, within a specified time, usually less than one week, but, on occasion, at a later time. The repurchase obligation of the seller is, in effect, secured by the underlying securities. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses, including (a) possible decline in the value of the collateral during the period while the Fund seek to enforce their rights thereto; (b) possible loss of all or a part of the income during this period; and (c) expenses of enforcing its rights.

         The Fund will enter into repurchase agreements only when the seller agrees that the value of the underlying securities, including accrued interest (if any), will at all times be equal to or exceed the value of the repurchase agreement. The Fund will not enter into a repurchase agreement maturing in more than seven days if it would cause more than 15% of the value of its net assets to be invested in such transactions. Repurchase agreements maturing in less than seven days are not deemed illiquid securities for the purpose of the Fund's 15% limitation on illiquid securities.

         INVESTMENT IN OTHER INVESTMENT COMPANIES. The Fund may invest up to 10% of its total assets through other listed and unlisted investment companies. The Fund will comply with applicable investment limitations imposed by the Investment Company Act of 1940. Such investments may involve the payment of premiums above the value of the portfolio securities held by such other investment companies. The return on such investment may be reduced both by the Fund's own expenses, including its Advisory fees, and the management fees and expenses of the other investment company. However, due to legal currency, liquidity or other restrictions, investments in some countries may be currently limited and marketable investments may be made more readily by investing in investment companies primarily investing in securities of these countries.

         RESTRICTED AND ILLIQUID SECURITIES. The Fund may invest in restricted securities which are subject to contractual restrictions on resale. The Fund's policy is to not purchase or hold illiquid securities (which may include restricted securities) if more than 15% of the Fund's net assets would then be illiquid.

         The restricted securities which the Fund may purchase include securities which have not been registered under the 1933 Act but are eligible for purchase and sale pursuant to Rule 144A ("Rule 144A Securities"). This Rule permits certain qualified institutional buyers, such as the Fund, to trade in privately placed securities even though such securities are not registered under the 1933 Act. The Adviser or Sub-Adviser under criteria established by the Fund's Board of Directors, will consider whether Rule 144A securities being purchased or held by the Fund are illiquid and thus subject to the Fund's policy limiting investments in illiquid securities. In making this determination, the Adviser or Sub-Adviser will consider the frequency of trades and quotes, the number of dealers and potential purchasers, dealer undertakings to make a market, and the nature of the security and the market place trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A Securities will also be monitored by the Adviser or Sub-Adviser and, if as a result of changed conditions, it is determined that a Rule 144A Security is no longer liquid, the Fund's holding of illiquid securities will be reviewed to determine what, if any, action is required in light of the policy limiting investments in such securities. Investing in Rule 144A Securities could have the effect of increasing the amount of investments in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

         BORROWING. The Fund may borrow money for temporary or emergency purposes. The Fund will not borrow money with the intent of leveraging its investments. Borrowing activities are strictly limited as described in the section entitled, "Investment Restrictions."

         "WHEN ISSUED" SECURITIES. Municipal obligations may at times be purchased or sold on a delayed delivery basis or on a when-issued basis. These transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place in the future. No payment is made until delivery is made which may be up to 60 days after purchase. If delivery of the obligation does not take place, no purchase will result and the transaction will be terminated. Such transactions are considered to involve more risk than immediate cash transactions. As a matter of non-fundamental policy, any investment on a when issued or delayed delivery basis will not be made if such investment would cause more than 5% of the value of the Fund's total assets to be invested in this type of investment.

                            PORTFOLIO TRANSACTIONS.

         The Adviser and Sub-Adviser are responsible for the placement of portfolio transactions, subject to the supervision of the Board of Directors. The Fund has adopted a policy to seek to place portfolio transactions with brokers or dealers who will execute transactions as efficiently as possible and at the most favorable price. Subject to this policy, research services and placement of orders by securities firms for Fund shares may be taken into account as a factor in placement of portfolio transactions. In seeking the Fund's investment objectives, the Fund may trade to some degree in securities for the short term if the Adviser or Sub-Adviser believe that such trading is advisable.

         In placing executions and paying brokerage commissions, the Adviser or Sub-Adviser consider the financial responsibility and reputation of the broker or dealer, the range and quality of the services made available to the Fund and the professional services rendered, including execution, clearance procedures, wire service quotations and ability to provide supplemental performance, statistical and other research information for consideration, analysis and evaluation by the Adviser or Sub-Adviser's staff. In accordance with this policy, brokerage transactions may not be executed solely on the basis of the lowest commission rate available for a particular transaction. Research services provided to the Adviser or Sub-Adviser by or through brokers who effect portfolio transactions for the Fund may be used in servicing other accounts managed by the Adviser or Sub-Adviser and likewise research services provided by brokers used for transactions of other accounts may be utilized by the Adviser or Sub-Adviser in performing services for the Fund. Subject to the requirements of best execution, the placement of orders by securities firms for shares of the Fund may be taken into account as a factor in the placement of portfolio transactions.

         On occasions when the Adviser or Sub-Adviser deem the purchase or sale of a security to be in the best interests of a Fund as well as other fiduciary accounts, the Adviser or Sub-Adviser may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other accounts in order to obtain the best net price and most favorable execution. In such event, the allocation will be made by the Adviser or Sub-Adviser in the manner considered to be most equitable and consistent with its fiduciary obligations to all such fiduciary accounts, including the Fund involved. In some instances, this procedure could adversely affect a Fund but the Adviser and Sub-Adviser deem that any disadvantage in the procedure would be outweighed by the increased selection available and the increased opportunity to engage in volume transactions.

         The Adviser and Sub-Adviser believe that research from brokers and dealers is desirable, although not essential, in carrying out their functions, in that such outside research supplements the efforts of the Adviser and Sub-Adviser by corroborating data and enabling the Adviser and Sub-Adviser to consider the views, information and analyses of other research staffs. Such views, information and analyses include such matters as communicating with persons having special expertise on certain companies, industries, areas of the economy or securities prices, obtaining written materials on these or other areas which might affect the economy and/or securities prices, obtaining quotations on securities prices and obtaining information on the activities of other institutional investors. The Adviser or Sub-Adviser research, at their own expense, each security included in, or being considered for inclusion in, the Fund's portfolios. As any particular research obtained by the Adviser and Sub-Adviser may be useful to the Fund, the Board of Directors or its Committee on Brokerage, in considering the reasonableness of the commissions paid by the Fund, will not attempt to allocate, or require the Adviser or Sub-Adviser to allocate, the relative costs or benefits of research.

         The Fund has paid no brokerage commissions during the three-year period ended September 30, 1998. Securities have generally been purchased or sold on a principal basis without commissions. The price of such transactions may include a profit for the dealer involved.

         Because of the Fund's investment policies, portfolio turnover rate will vary. At times it could be high, which could require the payment of larger amounts in brokerage commissions.

                            INVESTMENT RESTRICTIONS

         The fundamental investment restrictions set forth below may not be changed without the approval of the holders of the lesser of (i) 67% of the eligible votes, if the holders of more than 50% of the eligible votes are represented or (ii) more than 50% of the eligible votes. All percentage limitations set forth in these restrictions apply as of the time of an investment without regard to later increases or decreases in the value of securities or total or net assets.


DAVIS TAX-FREE HIGH INCOME  FUND'S FUNDAMENTAL INVESTMENT RESTRICTIONS

1. MUNICIPAL SECURITIES, LENDING. The Fund may not invest in securities other than municipal obligations and temporary investments, and may not make loans to others except through such investments.

         During periods of normal market conditions either (1) the Fund's assets will be invested so that at least 80% of the income will be tax-exempt, or (2) the Fund will have at least 80% of its net assets invested in tax-exempt securities.

2. REAL ESTATE, COMMODITIES. The Fund may not purchase or sell real estate (but this will not prevent the Fund from investing in municipal obligations secured by real estate or interests therein) or commodities or commodity contracts.

3.       DIVERSIFICATION OF FUND ASSETS.

         (a) Fund Assets. The Fund may not make an investment that would cause more than 5% of the value of its total assets to be invested in the securities (other than U.S. Government Securities) of any one issuer. For this purpose, each state or local governmental entity shall be deemed a separate "issuer," except that where the entity issuing a municipal obligation differs from the entity whose revenues are the primary source of the payment of the obligation, the entity whose revenues are the primary source of payment shall be deemed the sole issuer with regard to that obligation.

         (b) Securities of Issuers. The Fund may not purchase more than 50% of the outstanding debt obligations of any one issuer. For this purpose, all debt obligations of an issuer are treated as a single class of securities. This restriction does not apply to debt obligations issued, guaranteed or insured by the U.S. Government, its agencies or instrumentalities ("U.S. Government Securities").

         (c) Securities of a Single State. The Fund may not make an investment that would cause 25% or more of the value of its total assets to be invested in municipal obligations the issuers of which are located in the same state. For this purpose, the location of an issuer shall be deemed to be the location of the governmental entity issuing the obligation, regardless of the location of the entity whose revenues are the primary source of payment or the location of the project or facility which may be the subject of the obligation.

         (d) Sources of Payment. The Fund may not make an investment that would cause 25% or more of the value of its total assets to be invested in revenue bonds or notes the payment for which comes from revenues from any one type of activity. For this purpose, the term "type of activity" shall include, for example, the following: (a) sewage treatment and disposal; (b) gas provision; (c) electric power provision; (d) water provision; (e) mass transportation systems; (f) housing; (g) hospitals; (h) street development and repair; (i) toll roads; (j) airport facilities; and (k) educational facilities. This restriction does not apply to general obligation bonds or notes or to pollution control revenue bonds.

         (e) Securities Other Than Municipal Obligations. The Fund may not, except for temporary defensive purposes, make an investment in other than municipal obligations if such investment would cause more than 20% of the value of the Fund's total assets to be invested in securities other than municipal obligations.

4. PUT AND CALL OPTIONS. The Fund may not write or purchase put or call options.

5. INVESTMENT COMPANIES. The Fund may not purchase securities of other registered investment companies (as defined in the Investment Company Act of 1940), except (i) shares of open-end investment companies investing primarily in municipal obligations with remaining maturities of 13 months or less, provided that such purchase does not cause the Fund to (a) have more than 5% of its total assets invested in any one such company, (b) have more than 10% of its total assets invested in the aggregate of such companies or (c) own more than 3% of the total outstanding voting stock of any such company; or (ii) as part of a merger, consolidation, reorganization or acquisition of assets.

6. SELL SHORT, PURCHASE ON MARGIN. The Fund may not sell securities short or purchase securities on margin, except for such short-term credits as are necessary for the clearance of transactions.

7. BORROWING. The Fund may not borrow money except from banks as a temporary measure for extraordinary or emergency purposes in amounts not exceeding 10% of the value of the Fund's total assets (excluding the amount borrowed) at the time of such borrowing. The Fund may not pledge or hypothecate any of its assets except in connection with permitted borrowing in amounts not exceeding 15% of the value of its total assets (excluding the amount borrowed) at the time of such borrowing.

8. OWNERSHIP OF PORTFOLIO SECURITIES BY OFFICERS AND DIRECTORS. The Fund may not buy or continue to hold securities if the directors and officers of the Fund, the Adviser or the Adviser's General Partner own too many of the same securities. This would happen if any of these individuals own 1/2 of 1% or more of the securities and the people who own that much or more own 5% of such securities.

9. UNDERWRITING. The Fund does not engage in the underwriting of securities; however, if the Fund sells "restricted" securities it may technically be considered an "underwriter."

10. SENIOR SECURITIES. The Fund may not issue senior securities nor sell short more than 5% of its total assets, except as provided by the Investment Company Act of 1940 and any rules, regulations or orders issued thereunder. This limitation does not apply to selling short against the box.


       DAVIS TAX-FREE HIGH INCOME FUND NON-FUNDAMENTAL POLICIES. In addition to the foregoing restrictions, the Fund is subject to certain other non-fundamental policies which may be changed without shareholder approval including the following:


1. ILLIQUID SECURITIES. The Fund may not purchase illiquid securities if more than 15% of the value of the Fund's net assets would be invested in such securities.

2. BORROWING. In addition to the fundamental policy restricting borrowing, The Fund may borrow money from any source for temporary purposes in an amount not exceeding 5% of total assets. The Fund will not purchase portfolio securities on margin and will not purchase additional portfolio securities while borrowings exceed 5% of the total assets of the Fund.


PLEASE NOTE: Except for limitations on borrowing and illiquid securities, all percentage restrictions, whether fundamental or non-fundamental, apply as of the time of an investment without regard to any later fluctuations in the value of portfolio securities or other assets.

Section II:  Key Persons


                          ORGANIZATION OF THE COMPANY

         THE COMPANY. Davis Tax-Free High Income Fund, Inc. ("Company") is an open-end, diversified, management investment company incorporated in Maryland in 1981 and registered under the Investment Company Act of 1940. The Company is a series investment company which may issue multiple series, each of which would represent an interest in its separate portfolio. The Company currently offers only one series, Davis Tax-Free High Income Fund (the "Fund").

         FUND SHARES. The Fund may issue shares in different classes. The Fund shares are currently divided into four classes, Class A, Class B, Class C, and Class Y shares. The Board of Directors may offer additional classes in the future and may at any time discontinue the offering of any class of shares. Each share, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Shares have no preemptive or subscription rights and are freely transferable. Each of the Fund's shares represent an interest in the assets of the fund issuing the share and have identical voting, dividend, liquidation and other rights and the same terms and conditions as any other shares except that (i) each dollar of net asset value per share is entitled to one vote, (ii) the expenses related to a particular class, such as those related to the distribution of each class and the transfer agency expenses of each class are borne solely by each such class and (iii) each class of shares votes separately with respect to provisions of the Rule 12b-1 Distribution Plan, which pertains to a particular class, and other matters for which separate class voting is appropriate under applicable law. Each fractional share has the same rights, in proportion, as a full share. Shares do not have cumulative voting rights; therefore, the holders of more than 50% of the voting power of the Company can elect all of the directors of the Company. Due to the differing expenses of the classes, dividends of Class B and Class C shares are likely to be lower than for Class A shares, and are likely to be higher for Class Y shares than for any other class of shares. For more information about Class Y shares, call the Distributor at 1-800-279-0279 to obtain the Class Y prospectus.

         Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise to the shareholders of the outstanding voting securities of an investment company, such as the Company, will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series affected by such matter. Rule 18f-2 further provides that a series shall be deemed to be affected by a matter unless it is clear that the interests of each series in the matter are identical or that that the matter does not affect any interest of such series. Rule 18f-2 exempts the selection of independent accountants and the election of Board members from the separate voting requirements of the Rule.

         In accordance with Maryland law and the Company's By-laws, the Company does not hold regular annual shareholder meetings. Shareholder meetings are held when they are required under the Investment Company Act of 1940 or when otherwise called for special purposes. Special shareholder meetings may be called upon the written request of shareholders of at least 25% of the voting power that could be cast at the meeting.


                             DIRECTORS AND OFFICERS

         The Company's Board of Directors is responsible for the management and supervision of the Company and the Fund. The Board approves all significant agreements between the Company, on behalf of the Fund, and those companies that furnish services to the Fund. The names and addresses of the directors and officers of the Company are set forth below, together with their principal business affiliations and occupations for the last five years. As indicated below, certain directors and officers of the Company hold similar positions with the following funds that are managed by the Adviser: Davis Intermediate Investment Grade Bond Fund, Inc., Davis New York Venture Fund, Inc., Davis Series, Inc. and Davis International Series, Inc. (collectively the "Davis Funds").

WESLEY E. BASS, JR. (8/21/31), 710 Walden Road, Winnetka, IL 60093. Director of the Company and each of the Davis Funds except Davis International Series, Inc.; President, Bass & Associates (a financial consulting firm);

formerly, First Deputy City Treasurer, City of Chicago, and Executive Vice President, Chicago Title and Trust Company.

JEREMY H. BIGGS (8/16/35),* Two World Trade Center, 94th Floor, New York, NY 10048. Director and Chairman of the Company and each of the Davis Funds; Director of the Van Eck Funds; Consultant to the Adviser. Director Van Eck Funds; Vice Chairman, Head of Equity Research Department, Chairman of the U.S. Investment Policy Committee and member of the International Investment Committee of Fiduciary Trust Company International.

MARC P. BLUM (9/9/42), 233 East Redwood Street, Baltimore, MD 21202. Director of the Company and each of the Davis Funds except Davis International Series, Inc.; Chief Executive Officer, World Total Return Fund, L.P.; Member, Gordon, Feinblatt, Rothman, Hoffberger and Hollander, LLC (attorneys); Director, Mid-Atlantic Realty Trust.

JERRY D. GEIST (5/23/34), 931 San Pedro Dr. S.E., Albuquerque, NM 87108. Director of the Company and each of the Davis Funds except Davis International Series, Inc.; Chairman, Santa Fe Center Enterprises; President and Chief Executive Officer, Howard Energy International Utilities; Director, CH2M-Hill, Inc.; Retired Chairman and President, Public Service Company of New Mexico.

D. JAMES GUZY (3/7/36), 508 Tasman Drive, Sunnyvale, CA 94089. Director of the Company and each of the Davis Funds except Davis International Series, Inc.; Chairman, PLX Technology, Inc. (a manufacturer of semi-conductor circuits); Director, Intel Corp. (a manufacturer semi-conductor circuits), Cirrus Logic Corp. (a manufacturer of semi-conductor circuits) and Alliance Technology Fund (a mutual fund).

G. BERNARD HAMILTON (3/18/37), Avanti Partners, P.O. Box 1119, Richmond, VA 23218. Director of the Company and each of the Davis Funds; Managing General Partner, Avanti Partners, L.P.

LEROY E. HOFFBERGER (6/8/25), The Exchange - Suite 215, 1112 Kenilworth Drive, Towson, MD 21204. Director of the Company and each of the Davis Funds except Davis International Series, Inc.; of Counsel to Gordon, Feinblatt, Rothman, Hoffberger and Hollander, LLC (attorneys); Chairman, Mid-Atlantic Realty Trust; Director and President, CPC, Inc. (a real estate company); Director and Vice President, Merchant Terminal Corporation; formerly, Director of Equitable Bancorporation, Equitable Bank and Maryland National Bank, and formerly, Director and President, O-W Fund, Inc. (a private investment fund).

LAURENCE W. LEVINE (4/9/31), Walsh & Levine 40 Wall Street, 21st, Floor, New York, NY 10005. Director of the Company and each of the Davis Funds except Davis International Series, Inc.; Partner, Bigham, Englar, Jones and Houston (attorneys); United States Counsel to Aerolineas Argentina; Director, various private companies.

CHRISTIAN R. SONNE (5/6/30), P.O. Box 777, Tuxedo Park, NY 10987. Director of the Company and each of the Davis Funds except Davis International Series, Inc.; General Partner of Tuxedo Park Associates (a land holding and development firm); President and Chief Executive Officer of Mulford Securities Corporation (a private investment fund) until 1990; formerly, Vice President of Goldman Sachs & Company (investment banker).

MARSHA WILLIAMS (3/28/51), 725 Landwehr Rd. Northbrook, Il 60062. Director of the Company and each of the Davis Funds except Davis International Series, Inc.; Director of Selected American Shares, Inc., Selected Special Shares, Inc. and Selected Capital Preservation Trust; Chief Administrative officer of Crate & Barrel; former. Treasurer, Amoco Corporation. Director, Illinois Benedictine College, The Conference Board Council of Corporate Treasurers, Illinois Council on Economic Education, Chicagoland Chamber of Commerce; Formerly, Director, Fertilizers of Trinidad and Tobago from 1989-1993, Ok Tedi Mining Limited from 1992-1993, Just Jobs from 1988-1992.

SHELBY M.C. DAVIS (3/20/37),** 4135 North Steers Head Road, Jackson Hole, WY 83001. President of the Company and each of the Davis Funds; President of Selected American Shares, Inc., Selected Special Shares, Inc. and Selected Capital Preservation Trust; Director, Chairman and Chief Executive Officer, Venture Advisers, Inc.; Director, Davis Selected Advisers-NY, Inc.; Employee of Capital Ideas, Inc. (financial consulting firm); Consultant to Fiduciary Trust Company International; Director, Shelby Cullom Davis Financial Consultants, Inc.

ANDREW A. DAVIS (6/25/63),* ** 124 East Marcy Street, Santa Fe, NM 87501. Director and Vice President of the Company and each of the Davis Funds (except Davis International Series, Inc.), Selected American Shares, Inc., Selected Special Shares, Inc. and Selected Capital Preservation Trust; Director and President, Venture Advisers, Inc.; Director and Vice President, Davis Selected Advisers-NY, Inc.; Consultant to Capital Ideas, a private financial consultant. Former Vice President and head of convertible security research, PaineWebber, Incorporated.

CHRISTOPHER C. DAVIS (7/13/65),* ** 609 Fifth Ave, New York, NY 10017. Director and Vice President of the Company and each of the Davis Funds; Selected American Shares, Inc., Selected Special Shares, Inc. and Selected Capital Preservation Trust; Director, Vice Chairman, Venture Advisers, Inc.; Director, Chairman, Chief Executive Officer, Davis Selected Advisers-NY, Inc.; Chairman and Director, Shelby Cullom Davis Financial Consultants, Inc.; employee of Shelby Cullom Davis & Co., a registered broker/dealer; Director, Rosenwald, Roditi and Company, Ltd., an offshore investment management company.

KENNETH C. EICH (8/14/53), 124 East Marcy Street, Santa Fe, NM 87501. Vice President of the Company and each of the Davis Funds, Selected American Shares, Inc., Selected Special Shares, Inc. and Selected Capital Preservation Trust; Chief Operating Officer, Venture Advisers, Inc.; Vice President, Davis Selected Advisers-NY, Inc.; President, Davis Distributors, L.L.C. Former President and Chief Executive Officer of First of Michigan Corporation. Former Executive Vice President and Chief Financial Officer of Oppenheimer Management Corporation.

CAROLYN H. SPOLIDORO (11/19/52), 124 East Marcy Street, Santa Fe, NM 87501. Vice President of the Company and each of the Davis Funds; Vice President of Selected American Shares, Inc., Selected Special Shares, Inc. and Selected Capital Preservation Trust; Vice President, Venture Advisers, Inc.

SHARRA L. REED (9/25/66), 124 East Marcy Street, Santa Fe NM 87501. Vice President, Treasurer and Assistant Secretary of the Company and each of the Davis Funds, Selected American Shares, Inc., Selected Special Shares, Inc. and Selected Capital Preservation Trust; Vice President of Venture Advisers, Inc. Former Unit Manager with Investors Fiduciary Trust Company.

THOMAS D. TAYS (3/7/57), 124 East Marcy Street, Santa Fe NM 87501.Vice President and Secretary of the Company and each of the Davis Funds, Selected American Shares, Inc. Selected Special Shares, Inc. and Selected Capital Preservation Trust. Vice President and Secretary, Venture Advisers, Inc., Davis Selected Advisers-NY, Inc., and Davis Distributors, L.L.C. Former Vice President and Special Counsel of U.S. Global Investors, Inc.

SHELDON R. STEIN (11/29/28), 111 Wacker Drive, Suite 2800, Chicago, IL 60601-4205, Assistant Secretary of the Company and each of the Davis Funds, Selected American Shares, Inc., Selected Special Shares, Inc. and Selected Capital Preservation Trust; Partner D'Ancona & Pflaum, the Company's legal counsel.

ARTHUR DON (9/24/53), 111 Wacker Drive, Suite 2800, Chicago, IL 60601-4205, Assistant Secretary of the Company and each of the Davis Funds, Selected American Shares, Inc., Selected Special Shares, Inc. and Selected Capital Preservation Trust; Partner D'Ancona & Pflaum, the Company's legal counsel.

* Jeremy H. Biggs, Andrew A. Davis and Christopher C. Davis are considered to be "interested persons" of the Company, as defined in the Investment Company Act.

** Shelby M.C. Davis is the father of Andrew A. Davis and Christopher C. Davis.

         The Company does not pay salaries to any of its officers. The Adviser performs certain services on behalf of the Company and is reimbursed by the Company for the costs of providing these services.

                        DIRECTORS COMPENSATION SCHEDULE

         During the fiscal year ended September 30, 1998, the compensation paid to the directors who are not considered to be interested persons of the Company was as follows:

                                AGGREGATE COMPANY                 TOTAL
        NAME                       COMPENSATION            COMPLEX COMPENSATION*
        ----                       ------------            ---------------------
Wesley E. Bass                       $7,490                     $45,600
Marc P. Blum                          6,950                      42,000
Jerry D. Geist                        6,950                      42,000
D. James Guzy                         6,950                      42,000
G. Bernard Hamilton                   6,950                      42,000
LeRoy E. Hoffberger                   6,950                      42,000
Laurence W. Levine                    6,950                      42,000
Christian R. Sonne                    6,950                      42,000
Edwin R. Werner**                     4,925                      29,750

* Complex compensation is the aggregate compensation paid, for services as a Director, by all mutual funds with the same investment adviser. There are eight registered investment companies in the complex.

** Mr. Werner has retired as a Director but still serves in a non-voting emeritus status.

                        CERTAIN SHAREHOLDERS OF THE FUND

         As of December 31, 1998, officers and directors owned the following percentages of each Class of shares issued by the Fund:

                                  Class A     Class B     Class C     Class Y
                                  -------     -------     -------     -------
Davis Tax-Free High Income Fund     **          **          **          **

** indicates that officers and directors owned less than 1% of the outstanding shares of the indicated Class of shares.

         The following table sets forth, as of December 31, 1998 the name and holdings of each person known by the Company to be a record owner of more than 5% of the outstanding shares of any Class of either of its Funds. The Fund is not aware of any shareholder that beneficially owns in excess of 25% of the Fund's total outstanding shares.

                                                                PERCENT OF CLASS
NAME AND ADDRESS                                                  OUTSTANDING
- ----------------                                                  -----------
DAVIS TAX-FREE HIGH INCOME FUND
Class A shares
Salomon Smith Barney, Inc.                                            8.98%
333 West 34th Street - 3rd Floor
New York, NY  10001-2483

Merrill Lynch Pierce Fenner & Smith                                   7.48%
Mutual Fund Operations
4800 Deerlake Drive East - 2nd Floor
Jacksonville, FL  32246

Class B shares
Merrill Lynch Pierce Fenner & Smith                                   22.40%
Mutual Fund Operations
4800 Deerlake Drive East - 2nd Floor
Jacksonville, FL  32246

                                      16

Class C shares
Merrill Lynch Pierce Fenner & Smith                                   37.18%
Mutual Fund Operations
4800 Deerlake Drive East - 2nd Floor
Jacksonville, FL  32246

Class Y shares
Merrill Lynch Pierce Fenner & Smith                                   99.99%
Mutual Fund Operations
4800 Deerlake Drive East - 2nd Floor
Jacksonville, FL  32246

                          INVESTMENT ADVISORY SERVICES

         Davis Selected Advisers, L.P. (the "Adviser") whose principal office is at 124 East Marcy Street, Santa Fe, New Mexico 87501, serves as the investment adviser of the Fund. Venture Advisers, Inc. is the Adviser's sole general partner. Shelby M.C. Davis is Chief Investment Officer of the Adviser and the controlling shareholder of the general partner. Subject to the direction and supervision of the Board of Directors, the Adviser manages the investment and business operations of the Fund. Davis Distributors, LLC ("the Distributor"), a subsidiary of the Adviser, serves as the distributor or principal underwriter of the Fund's shares. Davis Selected Advisers-NY, Inc., ("DSA-NY") a wholly owned subsidiary of the Adviser, performs research and other services for the Fund on behalf of the Adviser under a Sub-Advisory Agreement with the Adviser. The Adviser also acts as investment adviser for Davis New York Venture Fund, Inc., Davis Intermediate Investment Grade Bond Fund, Inc., Davis International Series, Inc. Davis Series, Inc., (collectively with the Fund, the "Davis Funds"), Selected American Shares, Inc., Selected Special Shares, Inc. and Selected Capital Preservation Trust (collectively the "Selected Funds"). The Distributor also acts as the principal underwriter for the Davis Funds and the Selected Funds.

         ADVISORY AGREEMENT. Pursuant to the Advisory Agreement, the Fund pays the Adviser a fee according to a separate negotiated fee schedule. Advisory fees are allocated among each Class of shares in proportion to each Classes' relative total net assets.

         The Fund pays the Adviser a fee at the annual rate based on average net assets, as follows: 0.65% on average net assets up to $250 million, 0.60% on the next $250 million of average net assets and 0.55% on average net assets over $500 million. The aggregate advisory fees paid by the Fund to the Adviser during the fiscal years ended September 30, 1998, 1997, and 1996 were $2,769,520, $1,065,546, and $1,149,436, respectively. These fees may be higher than that of most other mutual Fund but is not necessarily higher than that paid by Fund with similar objectives.

         Stamper Capital & Investments, Inc., serves as the Fund's Sub-Adviser under a Sub-Advisory Agreement with the Adviser. The Fund pays no fees directly to the Sub-Adviser. The Sub-Adviser manages the day to day investment operations of the Fund, subject to the Adviser's overall supervision. For its services, the Sub-Adviser receives a fee from the Adviser equal to 30% of the fees received by the Adviser from the Fund. The Sub-Adviser receives no fees directly from the Fund.

         The Adviser has also entered into a Sub-Advisory Agreement with it wholly owned subsidiary, Davis Selected Advisers-NY, Inc. ("DSA-NY") where DSA-NY performs research and other services on behalf of the Adviser. Under the Agreement, the Adviser pays all of DSA-NY' s direct and indirect costs of operation. All the fees paid to DSA-NY are paid by the Adviser and not the Fund. This Agreement does not affect the services provided by Stamper Capital & Investments.

         The Advisory Agreement also makes provisions for portfolio transactions and brokerage policies of the Fund which are discussed above under "Portfolio Transactions."

         In accordance with the provisions of the Investment Company Act of 1940, the Advisory Agreement will terminate automatically upon assignment and is subject to cancellation upon 60 days' written notice by the Company's Board of Directors, the vote of the holders of a majority of the Fund outstanding shares, or the Adviser. The continuance of the Advisory Agreement must be approved at least annually by the Fund Board of Directors or by the vote of holders of a majority of the outstanding shares of the Fund. In addition, any new agreement or the continuation of the existing agreement must be approved by a majority of directors who are not parties to the agreement or interested persons of any such party.

         Pursuant to the Advisory Agreement, the Adviser, subject to the general supervision of the Fund's Board of Directors, provides management and investment advice, and furnishes statistical, executive and clerical personnel, bookkeeping, office space, and equipment necessary to carry out its investment advisory functions and such corporate managerial duties as requested by the Board of Directors of the Fund. The Fund bear all expenses other than those specifically assumed by the Adviser under the Advisory Agreement, including preparation of its tax returns, financial reports to regulatory authorities, dividend determinations, transaction and accounting matters related to its custodian bank, transfer agency, custodial and shareholder services, and qualification of its shares under federal and state securities laws. The Fund reimburses the Adviser for providing certain services including accounting and administrative services, qualifying shares for sale with state agencies and shareholder services. Such reimbursements are detailed below:

                                                     Fiscal year ended September  30
                                                     1998              1997             1996
Davis Tax-Free High Income Fund
- -------------------------------
Accounting and administrative services               $15,996           $45,000          $37,998
Qualifying shares for sale with state agencies       $12,996           $12,000          $10,002
Shareholder services                                 $46,432           $12,245          $17,914

         CODE OF ETHICS. The Adviser and Sub-Adviser have adopted a Code of Ethics which regulates the personal securities transactions of the Adviser's investment personnel, other employees, and affiliates, with access to information regarding securities transactions of the Fund. The Code of Ethics requires investment personnel to disclose personal securities holdings upon commencement of employment and all subsequent trading activity to the Adviser's Compliance Officer. Investment personnel are prohibited from engaging in any securities transactions, including the purchase of securities in a private offering, without the prior consent of the Compliance Officer. Additionally, such personnel are prohibited from purchasing securities in an initial public offering and are prohibited from trading in any securities (i) for which the fund has a pending buy or sell order, (ii) which the fund is considering buying or selling, or (iii) which the fund purchased or sold within seven calendar days.


                         DISTRIBUTION OF COMPANY SHARES

         DISTRIBUTION PLANS. Class A, Class B, and Class C shares have each adopted Distribution Plans under which the Fund reimburses the Distributor for some of its distribution expenses. The Distribution Plans were approved by the Fund's Board of Directors in accordance with Rule 12b-1 under the Investment Company Act of 1940. Rule 12b-1 regulates the manner in which a mutual fund may assume costs of distributing and promoting the sale of its shares. Payments pursuant to a Distribution Plan are included in the operating expenses of the Class.

         CLASS A SHARES. Payments under the Class A Distribution Plan are limited to an annual rate of 0.25% of the average daily net asset value of the Class A shares. Such payments are made to reimburse the Distributor for the fees it pays to its salespersons and other firms for selling the Fund's Class A shares, servicing its shareholders and maintaining its shareholder accounts. Where a commission is paid for purchases of $1 million or more of Class A shares and as long as the limits of the Distribution Plan have not been reached, such payment is also made from 12b-1 distribution fees received from the Fund. Normally, such fees are at the annual rate of 0.25% of the average net asset value of the accounts serviced and maintained on the books of the Fund. Payments under the Class A Distribution Plan may also be used to reimburse the Distributor for other distribution costs (excluding overhead) not covered in any year by any portion of the sales charges the Distributor retains.

         CLASS B SHARES. Payments under the Class B Distribution Plan are limited to an annual rate of 1% of the average daily net asset value of the Class B shares. In accordance with current applicable rules, such payments are also limited to 6.25% of gross sales of Class B shares plus interest at 1% over the prime rate on any unpaid amounts. The Distributor pays broker/dealers up to 4% in commissions on new sales of Class B shares. Up to an annual rate of 0.75% of the average daily net assets is used to reimburse the Distributor for these commission payments. Most or all of such commissions are reallowed to salespersons and to firms responsible for such sales. No commissions are paid by the Company with respect to sales by the Distributor to officers, directors, and full-time employees of the fund, the Distributor, the Adviser, the Adviser's general partner, or DSA-NY. Up to 0.25% of average net assets is used to reimburse the Distributor for the payment of service and maintenance fees to its salespersons and other firms for shareholder servicing and maintenance of its shareholder accounts.

         CLASS C SHARES. Payments under the Class C Distribution Plan are also limited to an annual rate of 1% of the average daily net asset value of the Class C shares, and are subject to the same 6.25% and 1% limitations applicable to the Class B Distribution Plan. The entire amount of payments may be used to reimburse the Distributor for the payments of commissions, service, and maintenance fees to its salespersons and other firms for selling new Class C shares, shareholder servicing and maintenance of its shareholder accounts.

         CARRYOVER PAYMENTS. If, due to the foregoing payment limitations, the Fund is unable to pay the Distributor the 4% commission on new sales of Class B shares, or the 1% commission on new sales of Class C shares, the Distributor intends, but is not obligated, to accept new orders for shares and pay commissions in excess of the payments it receives from the fund. The Distributor intends to seek full payment from the Fund of any excess amounts with interest at 1% over the prime rate at such future date, when and to the extent such payments on new sales would not be in excess of the limitations. The Fund is not obligated to make such payments; the amount (if any), timing and condition of any such payments are solely within the discretion of the directors of the Company, who are not interested persons of the Distributor or the Company and have no direct or indirect financial interest in the Class B or C Distribution Plans (the "Independent Directors"). If the Fund terminates its Class B share or Class C share Distribution Plan, the Distributor will ask the Independent Directors to take whatever action they deem appropriate with regard to the payment of any excess amounts. As of September 30, 1998 the cumulative totals of these carryover payments on Class B shares were $7,561.473, representing 2.96% of Class B shares net assets.


         ADDITIONAL INFORMATION CONCERNING THE DISTRIBUTION PLANS. In addition, to the extent that any investment advisory fees paid by the Company may be deemed to be indirectly financing any activity which is primarily intended to result in the sale of Company shares within the meaning of Rule 12b-1, the Distribution Plans authorize the payment of such fees.

         The Distribution Plans continue annually so long as they are approved in the manner provided by Rule 12b-1 or unless earlier terminated by vote of the majority of the Independent Directors or a majority of a Fund's outstanding Class of shares. The Distributor is required to furnish quarterly written reports to the Board of Directors detailing the amounts expended under the Distribution Plans. The Distribution Plans may be amended provided that all such amendments comply with the applicable requirements then in effect under Rule 12b-1. Currently, Rule 12b-1 provides that as long as the Distribution Plans are in effect, the Company must commit the selection and nomination of candidates for new Independent Directors to the sole discretion of the existing Independent Directors.

         DEALER COMPENSATION. As described herein, dealers or others may receive different levels of compensation depending on which class of shares they sell. The Distributor may make expense reimbursements for special training of a dealer's registered representatives or personnel of dealers and other firms who provide sales or other services in respect to the Fund and/or its shareholders, or to defray the expenses of meetings, advertising or equipment. Any such amounts may be paid by the Distributor from the fees it receives under the Class A, Class B and Class C Distribution Plans.

         In addition, the Distributor may, from time to time, pay additional cash compensation or other promotional incentives to authorized dealers or agents who sell shares of the Fund. In some instances, such cash compensation or other incentives may be offered only to certain dealers or agents who employ registered representatives who have sold or may sell significant amounts of shares of the Fund and/or the other Davis Funds managed by the Adviser during a specified period of time.

         Shares of the Fund may also be sold through banks or bank-affiliated dealers. Any determination that such banks or bank-affiliated dealers are prohibited from selling shares of the Fund under the Glass-Steagall Act would have no material adverse effects on the Fund. State securities laws may require such firms to be licensed as securities dealers in order to sell shares of the Fund.

         FUND SUPERMARKETS. The Funds participate in various "Fund Supermarkets" in which a broker-dealer offers many mutual funds to the sponsor's clients without charging the clients a sales charge. The Funds pay the supermarket sponsor a negotiated fee for distributing the Funds' shares and for continuing services provided to their shareholders.

         A portion of the supermarket sponsor's fee (that portion related to sales, marketing, or distribution of Fund shares) is paid with fees authorized under the Distribution Plans.

         A portion of the supermarket sponsor's fee (that portion related to shareholder services such as new account set-up, shareholder accounting, shareholder inquires, transaction processing, and shareholder confirmations and reporting) is paid as a shareholder servicing fee of the Funds. The Funds would typically be paying these shareholder servicing fees directly, were it not that the supermarket sponsor holds all customer accounts in a single omnibus account with the Funds. The amount of shareholder servicing fees which the Funds may pay to supermarket sponsors may not exceed the lesser of (a) 1/10 of 1 percent of net assets held by such supermarket sponsors per year or (b) the shareholder servicing costs saved by the Funds with the omnibus account (determined in the reasonable judgement of the Adviser).

         If the supermarket sponsor's fees exceed the sum available from the Distribution Plans and shareholder servings fees, then the Adviser pays the remainder out of its profits.

         KRC INVESTMENT ADVISERS, LLC. KRC Investment Advisers, LLC ("KRC"), a registered investment adviser owned and managed by members of the immediate and extended family of LeRoy E. Hoffberger, a Director of the Company, has entered into a service agreement (the "Services Agreement") with the Distributor which provides payments to KRC under the Fund Rule 12b-1 Plan. Under the Services Agreement, KRC will provide shareholder maintenance services to clients, in respect of shares of the Company, and the Distributor will pay KRC a fee at the annual rate of 0.25% of average net assets of the accounts of clients maintained and serviced by KRC. Payments made by the Distributor under the Services Agreement will be reimbursed by the Company under its Rule 12b-1 Plan. Those payments will be made in connection with shareholder maintenance services provided by that investment adviser to its clients who are shareholders of the Company which include, among others, Mr. Hoffberger and members of his immediate and extended family and trusts of which they are beneficiaries or trustees. The cost of these services and advisory services provided by KRC are borne by the clients. Mr. Hoffberger does not have any ownership interest in or otherwise have any control of KRC.

         THE DISTRIBUTOR. Davis Distributors, LLC, ("the Distributor"), 124 East Marcy, Santa Fe, New Mexico, 87501 is a wholly owned subsidiary of the Adviser and pursuant to a Distributing Agreement acts as principal underwriter of the Fund shares on a continuing basis pursuant to a Distributing Agreement. Pursuant to the Distributing Agreement, the Distributor pays for all expenses in connection with the preparation, printing, and distribution of advertising and sales literature for use in offering the Fund shares to the public, including reports to shareholders to the extent they are used as sales literature. The Distributor also pays for the preparation and printing of prospectuses other than those forwarded to existing shareholders. The continuance and assignment provisions of the Distributing Agreement are the same as those of the Advisory Agreement.

         The Distributor or the Adviser, in its capacity as distributor, received total sales charges (which the Funds do not pay) on the sale of Class A shares:

                                     Fiscal year ended September 30
                                     1998             1997             1996
Davis Tax-Free High Income Fund      $4,936.465       $1,397,658       $37,029
  Amount reallowed to dealers        $4,191,179       $1,168,660       $31,258

         The Distributor or the Adviser, in its capacity as distributor, received compensation on redemptions and repurchases of shares:

                                     Fiscal year ended September 30, 1998
Davis Tax-Free High Income Fund
   Class A shares                    $  1,696
   Class B shares                    $294,925
   Class C shares                    $  6,858

         The Distributor or the Adviser, in its capacity as distributor, received the following amounts as reimbursements under the Distribution plans.

                                     Fiscal year ended
                                     1998             1997             1996
Davis Tax-Free High Income Fund
  Class A shares                     $  535,985       $  129,433       $   95,000
  Class B shares                     $2,077,802       $1,099,299       $1,160,529
  Class C shares                     $  222,588       $      992       $NA


                       OTHER IMPORTANT SERVICE PROVIDERS

         CUSTODIAN. State Street Bank and Trust Company ("State Street" or "Custodian"), One Heritage Drive, North Quincy, Massachusetts 02171, serves as custodian of the Company's assets. The Custodian maintains all of the instruments representing the Company's investments and all cash. The Custodian delivers securities against payment upon sale and pays for securities against delivery upon purchase. The Custodian also remits the Company assets in payment of the Fund's expenses, pursuant to instructions of officers or resolutions of the Board of Directors. The Custodian also provides certain fund accounting and transfer agent services.

         AUDITORS. KPMG LLP ("KPMG"), 707 17th St. Suite 2300, Denver, Colorado 80202, serves as independent auditors for each of the funds. The auditors consult on financial accounting and reporting matters, and meet with the Audit Committee of the Board of Directors. In addition, KPMG reviews federal and state income tax returns and related forms.

         COUNSEL. D'Ancona & Pflaum, 111 E. Wackier Drive, Suite 2800, Chicago, IL. 60601-4205, serves as counsel to the Company and also serves as counsel for those members of the Board of Directors who are not affiliated with the Adviser.

Section III: Purchase, Redeem and Exchanging Shares


                               PURCHASE OF SHARES

         CLASS A, B, AND C SHARES. You can purchase Class A, Class B, or Class C shares of the Fund from any dealer or other person having a sales agreement with the Distributor. Class Y shares are offered only to certain qualified purchasers, as described below.

         There are three ways to make an initial investment of Class A, Class B, or Class C shares in the Fund. One way is to fill out the Application Form included in the Prospectus and mail it to State Street Bank and Trust Company ("State Street") at the address on the Form. The dealer must also sign the Form. Your dealer or sales representative will help you fill out the Form. All purchases made by check (minimum $1,000) should be in U.S. dollars and made payable to THE DAVIS FUNDS. THIRD PARTY CHECKS WILL NOT BE ACCEPTED. When purchases are made by check, redemptions will not be allowed until the investment being redeemed has been in the account for 15 calendar days.

         The second way to make an initial investment is to have your dealer order and remit payment for the shares on your behalf. The dealer can also order the shares from the Distributor by telephone or wire. You can also use this method for additional investments of at least $1,000.

         The third way to purchase shares is by wire. Shares may be purchased at any time by wiring federal funds directly to State Street. Prior to an initial investment by wire, the shareholder should telephone Davis Distributors, LLC at 1-800-279-0279 to advise them of the investment and class of shares and to obtain an account number and instructions. A completed Plan Adoption Agreement or Application Form should be mailed to State Street after the initial wire purchase. To assure proper credit, the wire instructions should be made as follows:

                        State Street Bank and Trust Company,
                        Boston, MA  02210
                        Attn.: Mutual Fund Services
                        DAVIS TAX-FREE HIGH INCOME FUND;
                        Shareholder Name,
                        Shareholder Account Number,
                        Federal Routing Number 011000028,
                        DDA Number 9904-606-2

         After your initial investment, you can make additional investments of at least $25. Simply mail a check payable to "The Davis Funds" to State Street Bank and Trust Company, c/o The Davis Funds, P.O. Box 8406, Boston, MA 02266-8406. For overnight delivery, please send your check to State Street Bank and Trust Company, c/o the Davis Funds, 66 Brooks Drive, Braintree, MA. 02184. THIRD PARTY CHECKS WILL NOT BE ACCEPTED. The check should be accompanied by a form which State Street will provide after each purchase. If you do not have a form, you should tell State Street that you want to invest the check in shares of the applicable fund. If you know your account number, you should also provide it to State Street.

         CERTIFICATES. The Company does not issue certificates for Class A shares unless you request a certificate each time you make a purchase. Certificates are not issued for Class B or Class C shares or for accounts using the Automatic Withdrawal Plan. The Company does not issue certificates for Class Y shares. Instead, shares purchased are automatically credited to an account maintained for you on the books of the Company by State Street. You will receive a statement showing the details of the transaction and any other transactions you had during the current year each time you add to or withdraw from your account.

                       ALTERNATIVE PURCHASE ARRANGEMENTS

         The Fund offers four classes of shares. With certain exceptions described below, Class A shares are sold with a front-end sales charge at the time of purchase and are not subject to a sales charge when they are redeemed. Class B shares are sold without a sales charge at the time of purchase, but are subject to a deferred sales charge if they are redeemed within six years after purchase. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month in which the shareholder's order to purchase was accepted. Class C shares are purchased at their net asset value per share without the imposition of a front-end sales charge but are subject to a 1% deferred sales charge if redeemed within one year after purchase and do not have a conversion feature. Class Y shares are offered to (i) trust companies, bank trusts, pension plans, endowments or foundations acting on behalf of their own account or one or more clients for which such institution acts in a fiduciary capacity and investing at least $5,000,000 at any one time ("Institutions"); (ii) any state, county, city, department, authority or similar agency which invests at least $5,000,000 at any one time ("Governmental Entities"); and (iii) any investor with an account established under a "wrap account" or other similar fee-based program sponsored and maintained by a registered broker-dealer approved by the Distributor ("Wrap Program Investors"). Class Y shares are sold at net asset value without the imposition of Rule 12b-1 charges.

         Depending on the amount of the purchase and the anticipated length of time of the investment, investors may choose to purchase one Class of shares rather than another. Investors who would rather pay the entire cost of distribution at the time of investment, rather than spreading such cost over time, might consider Class A shares. Other investors might consider Class B or Class C shares, in which case 100% of the purchase price is invested immediately. The Company will not accept any purchase of Class B shares in the amount of $250,000 or more per investor. Such purchase must be made in Class A shares. Class C shares may be more appropriate for the short-term investor. The Company will not accept any purchase of Class C shares when Class A shares may be purchased at net asset value.

         CLASS A SHARES. Class A shares are sold at their net asset value plus a sales charge. The amounts of the sales charges are shown in the following table.

                                                                           Customary
                             Sales Charge           Charge as         Concession to Your
                             as Percentage   Approximate Percentage  Dealer as Percentage
Amount of Purchase         of Offering Price   of Amount Invested      of Offering Price
- ------------------         -----------------   ------------------      -----------------
$99,999 or less............     4-3/4%                5.0%                     4%
$100,000 to $249,999.......     3-1/2%                3.6%                     3%
$250,000 to $499,999.......     2-1/2%                2.6%                     2%
$500,000 to $749,999.......         2%                2.0%                 1-3/4%
$750,000 to $999,999.......         1%                1.0%              3/4 of 1%
$1,000,000 or more.........         0%                0.0%                    0%*

* On purchases of $1 million or more, the investor pays no front-end sales charge but a contingent deferred sales charge of 0.75% is imposed if shares purchased at net asset value without a sales load are redeemed within the first year after purchase. The Distributor may pay the financial service firm a commission during the first year after such purchase at an annual rate as follows:

                    Purchase Amount                 Commission
                    ---------------                 ----------
                  First   $3,000,000.................  .75%
                  Next    $2,000,000.................  .50%
                  Over    $5,000,000.................  .25%

         Where a commission is paid for purchases of $1 million or more, such payment will be made from 12b-1 distribution fees received from the Company and, in cases where the limits of the distribution plan in any year have been reached, from the Distributor's own resources.

         REDUCTION OF CLASS A SALES CHARGE. There are a number of ways to reduce the sales charge imposed on the purchase of the Fund's Class A shares, as described below. These reductions are based upon the fact that there is less sales effort and expense involved in respect to purchases by affiliated persons and purchases made in large quantities. If you claim any reduction of sales charges, you or your dealer must so notify the Distributor (or State

Street, if the investment is mailed to State Street) when the purchase is made. Enough information must be given to verify that you are entitled to such right.

         (1) FAMILY OR GROUP PURCHASES. Certain purchases made by or for more than one person may be considered to constitute a single purchase, including
(i) purchases for family members, including spouses and children under 21, (ii) purchases by trust or other fiduciary accounts and (iii) purchases made by an organized group of persons, whether incorporated or not, if the group has a purpose other than buying shares of mutual Fund. For further information on group purchase reductions, contact the Adviser or your dealer.

         (2) STATEMENTS OF INTENTION. Another way to reduce the sales charge is by signing a Statement of Intention ("Statement"). See Appendix B: "Terms and Conditions of a Statement of Intention." If you enter into a Statement of Intention you (or any "single purchaser") may state that you intend to invest at least $100,000 in the Fund Class A shares over a 13-month period. The amount you say you intend to invest may include Class A shares which you already own, valued at the offering price, at the end of the period covered by the Statement. A Statement may be backdated up to 90 days to include purchases made during that period, but the total period covered by the Statement may not exceed 13 months.

         Shares having a value of 5% of the amount you state you intend to invest will be held "in escrow" to make sure that any additional sales charges are paid. If any of the Fund shares are in escrow pursuant to a Statement and such shares are exchanged for shares of another Davis Fund, the escrow will continue with respect to the acquired shares.

         No additional sales charge will be payable if you invest the amount you have indicated. Each purchase under a Statement will be made as if you were buying the total amount indicated at one time. For example, if you indicate that you intend to invest $100,000, you will pay a sales charge of 3-1/2% on each purchase.

         If you buy additional amounts during the period to qualify for an even lower sales charge, you will be charged such lower charge. For example, if you indicate that you intend to invest $100,000 and actually invest $250,000, you will, by retroactive adjustment, pay a sales charge of 2-1/2%.

         If during the 13-month period you invest less than the amount you have indicated, you will pay an additional sales charge. For example, if you state that you intend to invest $250,000 and actually invest only $100,000, you will, by retroactive adjustment, pay a sales charge of 3-1/2%. The sales charge you actually pay will be the same as if you had purchased the shares in a single purchase.

         A Statement does not bind you to buy, nor does it bind the Adviser to sell, the shares covered by the Statement.

         (3) RIGHTS OF ACCUMULATION. Another way to reduce the sales charge is under a right of accumulation. This means that the larger purchase entitled to a lower sales charge does not have to be in dollars invested at one time. The larger purchases that you (or any "single purchaser") make at any one time can be determined by adding to the amount of a current purchase the value of Fund shares (at offering price) already owned by you.

         For example, if you owned $100,000 worth (at offering price) of shares (including Class A, B and C shares of all Davis Funds, except Davis Government Money Market Fund) and invest $5,000 in additional shares, the sales charge on that $5,000 investment would be 3-1/2%, not 4-3/4%.

         (4) COMBINED PURCHASES WITH OTHER DAVIS FUNDS. Your ownership or purchase of Class A shares of other Davis Funds may also reduce your sales charges in connection with the purchase of the Fund's Class A shares. This applies to all three situations for reduction of sales charges discussed above.

         If a "single purchaser" decides to buy a Fund Class A shares as well as Class A shares of any of the other Davis Funds (other than shares of Davis Government Money Market Fund) at the same time, these purchases will be considered a single purchase for the purpose of calculating the sales charge. For example, a single purchaser can invest at the same time $100,000 in Davis Tax-Free High Income Fund's Class A shares and $150,000 in the Class A shares of Davis New York Venture Fund and pay a sales charge of 2-1/2%, not 3-1/2%.

         Similarly, a Statement of Intention for the Fund's Class A shares and for the Class A shares of the other Davis Funds (other than Davis Government Money Market Fund) may be aggregated. In this connection, the Company's Class A shares and the Class A shares of the other Davis Funds which you already own, valued at the current offering price at the end of the period covered by your Statement of Intention, may be included in the amount you have stated you intend to invest pursuant to your Statement.

         Lastly, the right of accumulation also applies to the Class A, Class B and Class C shares of the other Davis Funds (other than Davis Government Money Market Fund) which you own. Thus, the amount of current purchases of the Fund's Class A shares which you make may be added to the value of the Class A shares of the other Davis Funds (valued at their current offering price) already owned by you in determining the applicable sales charge. For example, if you owned $100,000 worth of shares of Davis Intermediate Investment Grade Bond Fund and Davis Financial Fund and Davis Convertible Securities Fund, (valued at the applicable current offering price) and invest $5,000 in the Fund's shares, the sales charge on your investment would be 3-1/2%, not 4-3/4%.

         In all the above instances where you wish to assert this right of combining the shares you own of the other Davis Funds, you or your dealer must notify the Distributor (or State Street, if the investment is mailed to State Street) of the pertinent facts. Enough information must be given to permit verification as to whether you are entitled to a reduction in sales charges.

         (5) ISSUANCE OF SHARES AT NET ASSET VALUE. There are many situations where the sales charge will not apply to the purchase of Class A shares, as discussed in the Prospectus. A sales charge is not imposed on these transactions either because of the purchaser deals directly with the Fund (as in employee purchases) or because a responsible party (such as a financial institution) is providing the necessary services usually provided by a registered representative. In addition, the Fund occasionally may be provided with an opportunity to purchase substantially all the assets of a public or private investment company or to merge another such company into the Fund. This offers the Fund the opportunity to obtain significant assets. No dealer concession is involved. It is industry practice to effect such transactions at net asset value as it would adversely affect the Fund's ability to do such transactions if the Fund had to impose a sales charge.

         (6) SALES AT NET ASSET VALUE. The sales charge will not apply to: (1) Class A shares purchased through the automatic reinvestment of dividends and distributions; (2) Class A shares purchased by directors, officers, and employees of any fund for which the Adviser acts as investment adviser or officers and employees of the Adviser, Sub-Adviser, or Distributor, including former directors and officers and any spouse, child, parent, grandparent, brother or sister ("immediate family members") of all of the foregoing, and any employee benefit or payroll deduction plan established by or for such persons;
(3) Class A shares purchased by any registered representatives, principals, and employees (and any immediate family member) of securities dealers having a sales agreement with the Distributor; (4) initial purchases of Class A shares totaling at least $250,000 but less than $5,000,000, made at any one time by banks, trust companies, and other financial institutions on behalf of one or more clients for which such institution acts in a fiduciary capacity; (5) Class A shares purchased by any single account covering a minimum of 250 participants (this 250 participant minimum may be waived for certain fee based mutual fund marketplace programs) and representing a defined benefit plan, defined contribution plan, cash or deferred plan qualified under 401(a) or 401(k) of the Internal Revenue Code or a plan established under section 403(b), 457 or 501(c)(9) of such Code or "rabbi trusts"; (6) Class A shares purchased by persons participating in a "wrap account" or similar fee-based program sponsored and maintained by a registered broker-dealer approved by the Fund Distributor or by investment advisors or financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting, or other fee for their services; and clients of such investment advisors or financial planners who place trades for their own accounts if the accounts, are linked to the master account of such investment advisor or financial planner, on the books and records of the broker or agent; and (7) Class A shares amounting to less than $5,000,000 purchased by any state, county, city, department, authority or similar agency. Investors may be charged a fee if they effect purchases in fund shares through a broker or agent. The Fund may also issue Class A shares at net asset value incident to a merger with or acquisition of assets of an investment company.

         CLASS B SHARES. Class B shares are offered at net asset value, without a front-end sales charge. The Distributor receives and usually reallows commissions to firms responsible for the sale of such shares. With certain exceptions described below, the Fund impose a deferred sales charge of 4% on shares redeemed during the first year after purchase, 3% on shares redeemed during the second or third year after purchase, 2% on shares redeemed during the fourth or fifth year after purchase and 1% on shares redeemed during the sixth year after purchase. However, on Class B shares of the Fund which are acquired in exchange from Class B shares of other Davis Funds which were purchased prior to December 1, 1994, the Fund will impose a deferred sales charge of 4% on shares redeemed during the first calendar year after purchase; 3% on shares redeemed during the second calendar year after purchase; 2% on shares redeemed during the third calendar year after purchase; and 1% on shares redeemed during the fourth calendar year after purchase; and, no deferred sales charge is imposed on amounts redeemed after four calendar years from purchase. Class B shares will be subject to a maximum Rule 12b-1 fee at the annual rate of 1% of the class's average daily net asset value. The Fund will not accept any purchase of Class B shares in the amount of $250,000 or more per investor.

         Class B shares that have been outstanding for eight years will automatically convert to Class A shares without imposition of a front-end sales charge. The Class B shares so converted will no longer be subject to the higher expenses borne by Class B shares. Because the net asset value per share of the Class A shares may be higher or lower than that of the Class B shares at the time of conversion, although the dollar value will be the same, a shareholder may receive more or less Class A shares than the number of Class B shares converted. Under a private Internal Revenue Service Ruling, such a conversion will not constitute a taxable event under the federal income tax law. In the event that this ceases to be the case, the Board of Directors will consider what action, if any, is appropriate and in the best interests of the Class B shareholders. In addition, certain Class B shares held by certain defined contribution plans automatically convert to Class A shares based on increases of plan assets.

         CLASS C SHARES. Class C shares are offered at net asset value without a sales charge at the time of purchase. Class C shares redeemed within one year of purchase will be subject to a 1% charge upon redemption. Class C shares do not have a conversion feature. The Fund will not accept any purchases of Class C shares when Class A shares may be purchased at net asset value.

         The Distributor will pay a commission to the firm responsible for the sale of Class C shares. No other fees will be paid by the Distributor during the one-year period following purchase. The Distributor will be reimbursed for the commission paid from 12b-1 fees paid by the Fund during the one-year period. If Class C shares are redeemed within the one-year period after purchase, the 1% redemption charge will be paid to the Distributor. After Class C shares have been outstanding for more than one year, the Distributor will make quarterly payments to the firm responsible for the sale of the shares in amounts equal to 0.75% of the annual average daily net asset value of such shares for sales fees and 0.25% of the annual average daily net asset value of such shares for service and maintenance fees.

         CONTINGENT DEFERRED SALES CHARGES. Any contingent deferred sales charge ("CDSC") imposed upon the redemption of Class A, Class B or Class C shares is a percentage of the lesser of (i) the net asset value of the shares redeemed or (ii) the original cost of such shares. No CDSC is imposed when you redeem amounts derived from (a) increases in the value of shares redeemed above the net cost of such shares or (b) certain shares with respect to which the Fund did not pay a commission on issuance, including shares acquired through reinvestment of dividend income and capital gains distributions. Upon request for a redemption, shares not subject to the CDSC will be redeemed first. Thereafter, shares held the longest will be the first to be redeemed.

         The CDSC on Class A, B, and C shares that are subject to a CDSC will be waived if the redemption relates to the following: (a) in the event of the total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including registered joint owner) occurring after the purchase of the shares being redeemed; (b) in the event of the death of the shareholder (including a registered joint owner); (c) for redemptions made pursuant to an automatic withdrawal plan in an amount, on an annual basis, up to 12% of the value of the account at the time the shareholder elects to participate in the automatic withdrawal plan; (d) on redemptions of shares sold to directors, officers, and employees of any fund for which the Adviser acts as investment adviser, or officers and employees of the Adviser, Sub-Adviser, or Distributor, including former directors and officers and immediate family members of all of the foregoing, and any employee benefit or payroll deduction plan established by or for such persons; and (e) on redemptions pursuant to the right of the Company to liquidate a shareholder's account if the aggregate net asset value of the shares held in such account falls below an established minimum amount.

         CLASS Y SHARES. Class Y shares are offered through a separate Prospectus to (i) trust companies, bank trusts, endowments, pension plans or foundations ("Institutions") acting on behalf of their own account or one or more clients for which such Institution acts in a fiduciary capacity and investing at least $5,000,000 at any one time; (ii) any state, county, city, department, authority or similar agency which invests at least $5,000,000 ("Government Entities"); and (iii) any investor with an account established under a "wrap account" or other similar fee-based program sponsored and maintained by a registered broker-dealer approved by the Fund's Distributor ("Wrap Program Investors"). Wrap Program Investors may only purchase Class Y shares through the sponsors of such programs who have entered into agreements with Davis Distributors, LLC.

         Wrap Program Investors should be aware that both Class A and Class Y shares are made available by the Fund at net asset value to sponsors of wrap programs. However, Class A shares are subject to additional expenses under the Fund's Rule 12b-1 Plan and sponsors of wrap programs utilizing Class A shares are generally entitled to payments under the Plan. If the sponsor has selected Class A shares, investors should discuss these charges with their program's sponsor and weigh the benefits of any services to be provided by the sponsor against the higher expenses paid by Class A shareholders.


                                SPECIAL SERVICES

         PROTOTYPE RETIREMENT PLANS. Because Davis Tax-Free High Income Fund's investment objective is to earn current income free from federal income tax, it is not an appropriate investment for retirement accounts and does not offer retirement plan accounts:

         AUTOMATIC INVESTMENT PLAN. You may arrange for automatic monthly investing whereby State Street will be authorized to initiate a debit to your bank account of a specific amount (minimum $25) each month which will be used to purchase the Fund shares. The account minimum of $1,000 for non-retirement accounts (the Fund does not offer retirement accounts) will be waived, if pursuant to the automatic investment plan, the account balance will meet the minimum investment requirements within twelve months of the initial investment. For institutions that are members of the Automated Clearing House system (ACH), such purchases can be processed electronically on any day of the month between the 4th and 28th day of each month. After each automatic investment, you will receive a transaction confirmation, and the debit should be reflected on your next bank statement. You may terminate the Automatic Investment Plan at any time. If you desire to utilize this plan, you may use the appropriate designation on the Application Form. Class Y shares are not eligible to participate in the Automatic Investment Plan.

         DIVIDEND DIVERSIFICATION PROGRAM. You may also establish a dividend diversification program which allows you to have all dividends and any other distributions automatically invested in shares of one or more of the Davis Funds, subject to state securities law requirements and the minimum investment requirements set forth below. You must receive a current prospectus for the other fund or funds prior to investment. Shares will be purchased at the chosen fund's net asset value on the dividend payment date. A dividend diversification account must be in the same registration as the distributing fund account and must be of the same class of shares. All accounts established or utilized under this program must have a minimum initial value, and all subsequent investments must be at least $25. This program can be amended or terminated at any time, upon at least 60 days' notice. If you would like to participate in this program, you may use the appropriate designation on the Application Form. Class Y shares are not eligible to participate in the Dividend Diversification Program.

         TELEPHONE PRIVILEGE. Unless you have provided in your application that the telephone privilege is not to be available, the telephone privilege is automatically available under certain circumstances for exchanging shares and for redeeming shares. BY EXERCISING THE TELEPHONE PRIVILEGE TO SELL OR EXCHANGE SHARES, YOU AGREE THAT THE DISTRIBUTOR SHALL NOT BE LIABLE FOR FOLLOWING TELEPHONE INSTRUCTIONS REASONABLY BELIEVED TO BE GENUINE. Reasonable procedures will be employed to confirm that such instructions are genuine and if not employed, the Company may be liable for unauthorized instructions. Such procedures will include a request for personal identification (account or social security number) and tape recording of the instructions. You should be aware that during unusual market conditions we might have difficulty in accepting telephone requests, in which case you should contact us by mail.

                               EXCHANGE OF SHARES

         GENERAL. The exchange privilege is a convenient way to buy shares in other Davis Funds in order to respond to changes in your goals or in market conditions. If such goals or market conditions change, the Davis Funds offer a variety of investment objectives that includes common stock funds, tax-exempt, government and corporate bond funds, and a money market fund. However, the Fund is intended as long-term investments and is not intended for short-term trades. Shares of a particular class of a fund may be exchanged only for shares of the same class of another Davis Fund except that Class A shareholders who are eligible to purchase Class Y shares may exchange their shares for Class Y shares of the Fund. All of the Davis Funds offer Class A, Class B, Class C and Class Y shares. The shares to be received upon exchange must be legally available for sale in your state. For Class A, Class B or Class C shares the net asset value of the initial shares being acquired must meet the required minimum of $1,000 unless such exchange is under the Automatic Exchange Program described below. For Class Y shares the net asset value of the initial shares being acquired must be at least $5,000,000 for Institutions and Government Entities or minimums set by wrap program sponsors.

         Shares may be exchanged at relative net asset value without any additional charge. However, if any shares being exchanged are subject to an escrow or segregated account pursuant to the terms of a Statement of Intention or a CDSC, such shares will be exchanged at relative net asset value, but the escrow or segregated account will continue with respect to the shares acquired in the exchange. In addition, the terms of any CDSC, or redemption fee applicable at the time of exchange, will continue to apply to any shares acquired upon exchange.

         Before you decide to make an exchange, you must obtain the current prospectus of the desired fund. Call your broker or the Distributor for information and a prospectus for any of the other Davis Funds registered in your state. Read the prospectus carefully. If you decide to exchange your shares, contact your broker/dealer, the Distributor, or send State Street a written unconditional request for the exchange and follow the instructions regarding delivery of share certificates contained in the section on "Redemption of Shares." A medallion signature guarantee is not required for such an exchange. However, if shares are also redeemed for cash in connection with the exchange transaction, a medallion signature guarantee may be required. A medallion signature guarantee is a written confirmation from an eligible guarantor institution, such as a securities broker-dealer or a commercial bank, that the signature(s) on the account is (are) valid. Unfortunately, no other form of signature verification can be accepted. Your dealer may charge an additional fee for handling an exercise of the exchange privilege.

         An exchange involves both a redemption and a purchase, and normally both are done on the same day. However, in certain instances such as where a large redemption is involved, the investment of redemption proceeds into shares of other Davis Funds may take up to seven days. For federal income tax purposes, exchanges between funds are treated as a sale and purchase. Therefore, there will usually be a recognizable capital gain or loss due to an exchange. An exchange between different classes of the same fund is not a taxable event.

         The number of times you may exchange shares among the Davis Funds within a specified period of time may be limited at the discretion of the Distributor. Currently, more than four exchanges out of a fund during a twelve-month period are not permitted without the prior written approval of the Distributor. The Company reserves the right to terminate or amend the exchange privilege at any time upon 60 days' notice.

         BY TELEPHONE. You may exchange shares by telephone into accounts with identical registrations. Please see the discussion of procedures in respect to telephone instructions in the section entitled "Telephone Privilege," as such procedures are also applicable to exchanges.

         AUTOMATIC EXCHANGE PROGRAM. The Company also offers an automatic monthly exchange program. All accounts established or utilized under this program must have the same registration and a minimum initial value of at least $250. All subsequent exchanges must have a value of at least $25. Each month, shares will be simultaneously redeemed and purchased at the chosen fund's applicable price. If you would like to participate in this program, you may use the appropriate designation on the Application Form.

                              REDEMPTION OF SHARES

         GENERAL. You can redeem, or sell back to the Company, all or part of your shares at any time at net asset value less any applicable sales charges. You can do this by sending a written request to State Street Bank and Trust Company, c/o The Davis Funds, P.O. Box 8406, Boston, MA 02266-8406, indicating how many of your shares or what dollar amount you want to redeem. If more than one person owns the shares to be redeemed, all owners must sign the request. The signatures on the request must correspond to the account from which the shares are being redeemed.

         Sometimes State Street needs more documents to verify authority to make a redemption. This usually happens when the owner is a corporation, partnership or fiduciary (such as a trustee or the executor of an estate) or if the person making the request is not the registered owner of the shares.

         If shares to be redeemed are represented by a certificate, the certificate must be signed by the owner or owners and must be sent to State Street with the request.

         For the protection of all shareholders, the Company also requires that signatures appearing on a share certificate, stock power or redemption request where the proceeds would be more than $50,000, must be medallion signature guaranteed by an eligible guarantor institution, such as a securities broker-dealer, or a commercial bank. A medallion signature guarantee is also required in the event that any modification to the Company's application is made after the account is established, including the selection of the Expedited Redemption Privilege. In some situations such as where corporations, trusts, or estates are involved, additional documents may be necessary to effect the redemption. The transfer agent may reject a request from any of the foregoing eligible guarantors, if such guarantor does not satisfy the transfer agent's written standards or procedures, or if such guarantor is not a member or participant of a medallion signature guarantee program. This provision also applies to exchanges when there is also a redemption for cash. A medallion signature guarantee on redemption requests where the proceeds would be $50,000 or less is not required, provided that such proceeds are being sent to the address of record and, in order to ensure authenticity of an address change, such address of record has not been changed within the last 30 days. All notifications of address changes must be in writing.

         Redemption proceeds are normally paid to you within seven days after State Street receives your proper redemption request. Payment for redemptions can be suspended under certain emergency conditions determined by the Securities and Exchange Commission or if the New York Stock Exchange is closed for other than customary or holiday closings. If any of the shares redeemed were just bought by you, payment to you may be delayed until your purchase check has cleared (which usually takes up to 15 days from the purchase date). You can avoid any redemption delay by paying for your shares with a bank wire or federal funds.

         Redemptions are ordinarily paid to you in cash. However, the Company's Board of Directors is authorized to decide if conditions exist making cash payments undesirable, (although the Board has never reached such a decision). If the Board of Directors should decide to make payments other than in cash, redemptions could be paid in securities, valued at the value used in computing a fund's net asset value. There would be brokerage costs incurred by the shareholder in selling such redemption proceeds. We must, however, redeem shares solely in cash up to the lesser of $250,000 or 1% of the Fund's net asset value, whichever is smaller, during any 90-day period for any one shareholder.

         Your shares may also be redeemed through participating dealers. Under this method, the Distributor repurchases the shares from your dealer, if your dealer is a member of the Distributor's selling group. Your dealer may, but is not required to, use this method in selling back your shares and may place repurchase request by telephone or wire. Your dealer may charge you a service fee or commission. No such charge is incurred if you redeem your own shares through State Street rather than having a dealer arrange for a repurchase.

         EXPEDITED REDEMPTION PRIVILEGE. Expedited Redemption Privilege:
Investors may instruct State Street to establish banking instructions for the purpose of a future expedited redemption. Class Y shareholders are not eligible for the expedited redemption privilege. Expedited redemption privilege allows the shareholder to instruct State Street to forward redemption proceeds to their checking or savings account at the their commercial banking institution.

         Shareholders may establish expedited redemption privilege by (a) completion of the expedited redemption privilege section at the time the account is established, (b) written instruction signed by all shareholders with their signature medallion guaranteed, or (c) completion of the Davis Funds Account Service Form by all shareholders with their signature(s) medallion guaranteed. In each case, the shareholders must submit a copy of a voided check or encoded deposit slip. With the voided check or encoded deposit slip, State Street can verify the correct banking instructions.

         Once the expedited redemption privilege is established, proceeds may be sent via expedited redemption privilege by notifying Davis Distributors by
(a) telephone request from the registered shareholder(s) (b) telephone request from the registered representative of a Qualified Dealer, or (c) written request signed by the registered shareholder.

         Redemption proceeds may be delivered by federal funds wire or by Automated Clearing House (ACH). Proceeds delivered by federal funds wire should be received the business day following the redemption transaction. There is a $5.00 charge by State Street for federal funds wire service and the receiving bank may charge for this service. Proceeds delivered by ACH should be received within two business days following the redemption transaction. State Street does not charge for this service. Certain financial institutions may not accept proceeds by either of these methods except by arrangement with its correspondent bank or unless such institution is a member of the Federal Reserve System.

         BY TELEPHONE. You can redeem shares by telephone and receive a check by mail, but please keep in mind:

              The check can only be issued for up to $25,000;
              The check can only be issued to the registered owner (who must be an individual);
              The check can only be sent to the address of record; and Your current address of record must have been on file for 30 days.

         AUTOMATIC WITHDRAWALS PLAN. Under the Automatic Withdrawals Plan, you can indicate to State Street how many dollars you would like to receive each month or each quarter. Your account must have a value of at least $10,000 to start a plan. On shares that are redeemed you will receive the payment you have requested approximately on the 25th day of the month. Withdrawals involve redemption of shares and may produce gain or loss for income tax purposes. Shares of the Fund initially acquired by exchange from any of the other Davis Funds will remain subject to an escrow or segregated account to which any of the exchanged shares were subject. If you utilize this program, any applicable CDSCs will be imposed on such shares redeemed. Purchase of additional shares concurrent with withdrawals may be disadvantageous to you because of tax and sales load consequences. If the amount you withdraw exceeds the dividends on your shares, your account will suffer depletion. You may terminate your Automatic Withdrawals Plan at any time without charge or penalty. The Company reserves the right to terminate or modify the Automatic Withdrawals Plan at any time. Class Y shares are not eligible for the Automatic Withdrawal Plan.

         INVOLUNTARY REDEMPTIONS. To relieve the Company of the cost of maintaining uneconomical accounts, the Company may effect the redemption of shares at net asset value in any account if the account, due to shareholder redemptions, has a value of less than $250. At least 60 days prior to such involuntary redemption, the Company will mail a notice to the shareholder so that an additional purchase may be effected to avoid such redemption.

         SUBSEQUENT REPURCHASES. After some or all of your shares are redeemed or repurchased, you may decide to put back all or part of your proceeds into the same Class of a fund's shares. Any such shares will be issued without sales charge at the net asset value next determined after you have returned the amount of your proceeds. In addition, any applicable CDSC assessed on such shares will be returned to the account. Shares will be deemed to have been purchased on the original purchase date for purposes of calculating the CDSC and the conversion period. This can be done by sending State Street or the Distributor a letter, together with a check for the reinstatement amount. The letter must be received, together with the payment, within 60 days after the redemption or repurchase. You can only use this privilege once.

Section IV:  General Information


                        DETERMINING THE PRICE OF SHARES

         NET ASSET VALUE. The net asset value per share of each class is determined daily by dividing the total value of investments and other assets, less any liabilities, by the total outstanding shares. The net asset value of the Fund is determined daily as of the earlier of the close of the New York Stock Exchange (the "Exchange") or 4:00 p.m., Eastern Time, on each day that the Exchange is open for trading.

         The price per share for purchases or redemptions made directly through State Street is generally the value next computed after State Street receives the purchase order or redemption request. In order for your purchase order or redemption request to be effective on the day you place your order with your broker-dealer or other financial institution, such broker-dealer or financial institution must (i) receive your order before 4:00 p.m. Eastern time and (ii) promptly transmit the order to State Street. The broker-dealer or financial institution is responsible for promptly transmitting purchase orders or redemption requests to State Street so that you may receive the same day's net asset value. Note that in the case of redemptions and repurchases of shares owned by corporations, trusts, or estates, or of shares represented by outstanding certificates, State Street may require additional documents to effect the redemption and the applicable price will be determined as of the close of the next computation following the receipt of the required documentation or outstanding certificates. See "Redemption of Shares."

         The Company does not price its shares or accept orders for purchases or redemptions on days when the New York Stock Exchange is closed. Such days currently include New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

         Certain brokers and certain designated intermediaries on their behalf may accept purchase and redemption orders. The Distributor will be deemed to have received such an order when the broker or the designee has accepted the order. Customer orders are priced at the net asset value next computed after such acceptance. Such order may be transmitted to the Fund or its agents several hours after the time of the acceptance and pricing.

         VALUATION OF PORTFOLIO SECURITIES. Portfolio securities are normally valued using current market valuations. Securities traded on a national securities exchange are valued at the last published sales price on the exchange, or in the absence of recorded sales, at the average of closing bid and asked prices on such exchange. Over-the-counter securities are valued at the average of closing bid and asked prices. Fixedincome securities may be valued on the basis of prices provided by a pricing service.

         Investments in shortterm securities (maturing in sixty days or less) are valued at amortized cost unless the Board of Directors determines that such cost is not a fair value. Assets for which there are no quotations available will be valued at a fair value as determined by or at the direction of the Board of Directors.


                                YEAR 2000 ISSUES

         Like all financial service providers, the Adviser, Sub-Adviser, Distributor, and third parties providing investment advisory, administrative, transfer agent, custodial and other services (jointly the "Service Providers") utilize systems that may be affected by Year 2000 transition issues.

         YEAR 2000 ISSUES. The services provided to the Fund and the shareholders by the Service Providers depend on the smooth functioning of their computer systems and those of other parties they deal with. Many computer software systems in use today cannot distinguish the year 2000 from the year 1900 because of the way dates are encoded and calculated.

         Difficulties with Year 2000 issues could have a negative impact on handling securities trades, payments of interest and dividends, pricing and account services. Although, at this time, there can be no assurance that there will be no adverse impact on the Fund, the Service Providers have advised the Fund that they have been actively working on necessary changes to their computer systems to prepare for the Year 2000 and expect that their systems, and those of other parties they deal with, will be adapted in time for these events. In addition, there can be no assurance that the companies which the Fund invests in will not experience difficulties with Year 2000 issues which may negatively effect the market value of issuers of municipal obligations.


                          DIVIDENDS AND DISTRIBUTIONS

         Income dividends are declared and distributed monthly and distributions of net realized capital gains, if any, will normally be paid annually. To provide stable distributions for its shareholders, the Fund at times may continue to pay distributions based on expectations of future investment results even though, as a result of temporary market conditions or other factors, the Fund may have failed to achieve projected investment results for a given period. In such cases, the Fund's distributions may include a return of capital to shareholders. Shareholders who reinvest their distributions are largely unaffected by such returns of capital. In the case of shareholders that do not reinvest, a return of capital is equivalent to a partial redemption of the shareholder's investment. Because Class B and Class C shares incur higher distribution services fees and bear certain other expenses, such shares will have a higher expense ratio and will pay correspondingly lower dividends than Class A shares.

         You will receive confirmation statements for dividends declared and shares purchased through reinvestment of dividends. You will also receive confirmations after each purchase and after each redemption. Different classes of shares may be expected to have different expense ratios due to differing distribution services fees and certain other expenses. Classes with higher expense ratios will pay correspondingly lower dividends than Classes with lower expense ratios. For tax purposes, information concerning distributions will be mailed annually to shareholders.

         Shareholders have the option to receive all dividends and distributions in cash, to have all dividends and distributions reinvested, or to have income dividends paid in cash and capital gain distributions reinvested. Reinvestment of all dividends and distributions is automatic for accounts utilizing the Automatic Withdrawals Plan. The reinvestment of dividends and distributions is made at net asset value (without any initial or contingent deferred sales charge) on the payment date.

         For the protection of the shareholder, upon receipt of the second dividend check which has been returned to State Street as undeliverable, undelivered dividends will be invested in additional shares at the current net asset value and the account designated as a dividend reinvestment account.

         Information concerning distributions will be mailed to shareholders annually. Distributions will be classified in terms of non-taxable return of capital, federal tax-exempt income and taxable income. Since some states may not tax their residents on the portion of the Fund's distributions representing income from governmental entities in such states, information about state sources of tax-exempt distributions will also be reported annually.

         Shareholders have the option to receive all dividends and distributions in cash, to have all dividends and distributions reinvested, or to have income dividends paid in cash and capital gain distributions reinvested. The reinvestment of dividends and distributions is made at net asset value (without any sales charge) on the dividend payment date. Upon receipt of the second dividend check which has been returned to State Street as undeliverable, undelivered dividends will be invested in additional shares at the current net asset value and the account designated as a dividend reinvestment account.


                              FEDERAL INCOME TAXES

         This section is not intended to be a full discussion of all the aspects of the federal income tax law and its effects on the Fund and its shareholders. Shareholders may be subject to state and local taxes on distributions. Each investor should consult his or her own tax adviser regarding the effect of federal, state, and local taxes on any investment in the Fund.

         The Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code (the "Code"), and if so qualified, will not be liable for federal income tax to the extent its earnings are distributed. If, for any calendar year, the distribution of earnings required under the Code exceeds the amount distributed, an excise tax, equal to 4% of the excess, will be imposed on the applicable fund. The Fund intends to make distributions during each calendar year sufficient to prevent imposition of the excise tax.

         Dividends paid to shareholders from interest earned by the Fund from municipal obligations and from exempt interest dividends received by the Fund from investment companies investing in tax-exempt securities are not includible in a shareholder's gross income for federal income tax purposes, although a portion of such dividends may be subject to the alternative minimum tax as discussed below. Distributions of net interest income derived from other sources, if any, and of net short-term capital gains realized by the Fund will be taxable to shareholders as ordinary income. Net long-term capital gain distributions, if any, will be taxable to shareholders as long-term capital gain regardless of how long the shares of the Fund have been held. Distributions will be treated the same for tax purposes whether received in cash or in additional shares of the Fund.

         Interest paid on "specified private activity bonds" issued after August 7, 1986, as defined in the Code, although exempt from federal income tax, will constitute a tax preference item for purposes of both the individual and the corporate alternative minimum tax. If the Fund were to own any such bonds, it is expected that a portion of the exempt income distributed by the Fund would be treated as a preference item for shareholders based upon the proportionate share of the interest from the specified private activity bonds received by the Fund. In the case of a corporate shareholder, the alternative minimum tax base may also include a portion of all the other tax-exempt income. Corporate shareholders are advised to consult their own tax advisers with respect to the corporate alternative minimum tax.

         A gain or loss for tax purposes may be realized on the redemption of shares. If a shareholder realizes a loss on the sale or exchange of any shares held for six months or less and during such period the shareholder received any exempt-interest dividends, then such loss is disallowed to the extent of the amount of the exempt-interest dividends. If a shareholder realizes a loss on the sale or exchange of any shares held for six months or less and during such period the shareholder received any capital gains dividends, then such loss (to the extent it is allowed) is treated as a long-term capital loss to the extent of such capital gain dividends. Interest on indebtedness incurred by shareholders to purchase or carry shares of the Fund will not be deductible for federal income tax purposes. Dividends declared in the last calendar month to shareholders of record in such month and paid by the end of the following January are treated as received by the shareholder in the year in which they are declared.

         The Fund may not be an appropriate investment vehicle for entities which are "substantial users" (or "related persons" thereto) of facilities financed by "industrial development bonds" as such terms are defined in the Internal Revenue Code. Such entities (or persons) should consult their own tax advisers before investing.


                                PERFORMANCE DATA

         From time to time, the Fund may advertise information regarding its performance. Such information will be calculated separately for each class of shares. These performance figures are based upon historical results and are not intended to indicate future performance.

CUMULATIVE TOTAL RETURN AND AVERAGE ANNUAL TOTAL RETURN

         The cumulative total return and the average annual total return (each is defined below) with respect to each class of shares for the periods indicated below is as follows:

                                                                                Cumulative
Davis Tax-Free High Income Fund                                                Total Return (1)    Average Annual Total Return (2)
- -------------------------------                                                ----------------    -------------------------------
Class A Shares
   One year ended September 30, 1998...............................................1.47%                     1.47%
   Period from December 1, 1994 through September 30, 1998 (life of class)........25.43%                     6.09%


                                      33

Class B Shares
   One year ended September 30, 1998...............................................1.75%                     1.75%
   Five years ended September 30, 1998............................................28.87%                     5.20%
   Ten years ended September 30, 1998.............................................95.81%                     6.95%
   Period from March 21, 1985 through September 30, 1998 (life of class).........153.38%                     7.11%


Class C Shares
   One year ended September 30, 1998...............................................4.74%                     4.74%
   Period from August 18, 1997 through September 30, 1998 (life of class) .........6.55%                     5.84%

Class Y Shares
   Period from October 6, 1997 through September 30, 1998 (life of class)..........6.34%                     NA

(1) "Cumulative Total return" is a measure of a fund's performance encompassing all elements of return. Total return reflects the change in share price over a given period and assumes all distributions are taken in additional fund shares. Total return is determined by assuming a hypothetical investment at the beginning of the period, deducting a maximum front-end or applicable contingent deferred sales charge, adding in the reinvestment of all income dividends and capital gains, calculating the ending value of the investment at the net asset value as of the end of the specified time period and subtracting the amount of the original investment, and by dividing the original investment. This calculated amount is then expressed as a percentage by multiplying by 100. Periods of less than one year are not annualized.

(2) "Average annual total return" represents the average annual compounded rate of return for the periods presented. Periods of less than one year are not annualized. Average annual total return measures both the net investment income generated by, and the effect of any realized or unrealized appreciation or depreciation of, the underlying investments in the fund's portfolio. Average annual total return is calculated separately for each class in accordance with the standardized method prescribed by the Securities and Exchange Commission by determining the average annual compounded rates of return over the periods indicated, that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                        P(1+T)n = ERV

              Where:    P =     hypothetical initial payment of $1,000

                        T =     average annual total return

                        n =     number of years

                        ERV =   ending redeemable value at the
                                end of the period of a hypothetical
                                $1,000 payment made at the
                                beginning of such period

This calculation (i) assumes all dividends and distributions are reinvested at net asset value on the appropriate reinvestment dates and (ii) deducts (a) the maximum front-end or applicable contingent deferred sales charge from the hypothetical initial $1,000 investment, and (b) all recurring fees, such as advisory fees, charged as expenses to all shareholder accounts.

30-DAY SEC YIELD

         The 30-Day SEC Yield (defined below) with respect to each class of shares of Davis Tax-Free High Income Fund for the period ended September 30, 1998, is as follows:

         Class A shares          5.08%
         Class B shares          4.59%
         Class C shares          4.58%
         Class Y shares          5.54%

         "30 Day SEC Yield" is computed in accordance with a standardized method prescribed by the rules of the Securities and Exchange Commission and is calculated separately for each class. 30 Day SEC Yield is a measure of the net investment income per share (as defined) earned over a specified 30-day period expressed as a percentage of the maximum offering price of the Funds shares at the end of the period. Such yield figure was determined by dividing the net investment income per share on the last day of the period, according to the following formula:

         30 Day SEC Yield = 2 [(a - b + 1) 6 - 1]
                                -----
                                 cd

Where:   a = dividends and interest earned during the period.

         b = expenses accrued for the period.

         c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

         d = the maximum offering price per share on the last day of the period.

         Davis Tax-Free High Income Fund's 30-Day SEC Yield will fluctuate depending upon prevailing interest rates, quality, maturities, types of instruments held, and operating expenses. Thus, any yield quotation should not be considered representative of future results. If a broker-dealer charges investors for services related to the purchase or redemption of Fund shares, the yield will effectively be reduced.

         TAX EQUIVALENT YIELD. Tax equivalent yield is the yield that a taxable investment must generate in order to equal the Fund's yield for an investor in a stated federal income tax bracket. The Fund's tax equivalent yield is computed separately for each class in accordance with the standardized method prescribed by the Securities and Exchange Commission, by dividing that portion of such Fund's yield (computed as described above) that is tax exempt by one minus the stated federal income tax rate, and adding the resulting number to that portion, if any, of the Fund's yield that is not tax exempt.


                        NON-STANDARD DISTRIBUTION RATES

         DISTRIBUTION RATES. Distribution rates are computed by dividing the income dividends for the preceding 12 months by the maximum offering price on the last day of such period. The distribution rate with respect to each class of shares of Davis Tax-Free High Income Fund for the period ended September 30, 1998, is as follows:

         Class A shares          5.85%
         Class B shares          5.40%
         Class C shares          5.40%
         Class Y shares          5.75%

         ANNUALIZED CURRENT DISTRIBUTION RATES. Annualized current distribution rates are computed by multiplying income dividends for a specified month by twelve and dividing the resulting figure by the maximum offering price on the last day of the specified period. The annualized current distribution rate with respect to each class of shares of Davis Tax-Free High Income Fund for the period ended September 30, 1998, is as follows:

         Class A shares          4.97%
         Class B shares          4.47%
         Class C shares          4.50%
         Class Y shares          5.44%

         TAX EQUIVALENT DISTRIBUTION RATE. Tax equivalent distribution rate is computed by dividing that portion of the annualized current distribution rate (computed as described above) which is tax-exempt by one minus the stated federal income tax rate, and adding the resulting figure to that portion, if any, of the annualized current distribution rate which is not tax-exempt. Based upon the maximum federal income tax rate of 39.6% and the annualized current distribution rate for the month ended September 30, 1998, the tax equivalent distribution rate with respect to each class of shares of Davis Tax-Free High Income Fund for the period ended September 30, 1998, is as follows:

         Class A shares          8.23%
         Class B shares          7.40%
         Class C shares          7.45%
         Class Y shares          9.01%


OTHER FUND STATISTICS

         In reports or other communications to shareholders and in advertising material, the performance of the Fund may be compared to recognized unmanaged indices or averages of the performance of similar securities. Also, the performance of the Fund may be compared to that of other funds of comparable size and objectives as listed in the rankings prepared by Lipper Analytical Services, Inc., Morningstar, Inc. or similar independent mutual fund rating services, and the Funds may use evaluations published by nationally recognized independent ranking services and publications. Any given performance comparison should not be considered representative of the Fund's performance for any future period.

         In advertising and sales literature the Funds may publish various statistics describing its investment portfolio such as the Funds' weighted average maturity , weighted average duration, etc.

         The Funds' 1998 Annual Report contains additional performance information and will be made available upon request and without charge by calling Davis Funds toll-free at 1-800-279-0279, Monday-Friday, 7 a.m. to 4 p.m. Mountain Time.

                                   APPENDIX A

                       QUALITY RATINGS OF DEBT SECURITIES

MOODY'S CORPORATE BOND RATINGS

Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade-obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e. they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements as their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments, or of maintenance of other terms of the contract over any longer period of time, may be small.

Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

STANDARD & POOR'S CORPORATE BOND RATINGS

AAA - Debt rated 'AAA' has the highest rating assigned by Standard and Poor's. Capacity to pay interest and repay principal is extremely strong.

AA - Debt rated 'AA' has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A - Debt rated 'A' has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB - Debt rated 'BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB - Debt rated 'BB' has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The 'BB' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BBB-' rating.

B - Debt rated 'B' has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The 'B' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BB' or 'BB-' rating.

CCC - Debt rated 'CCC' has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The 'CCC' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'B' or 'B-' rating.

CC - The rating 'CC' is typically applied to debt subordinated to senior debt that is assigned an actual or implied 'CCC' rating.

C - The rating 'C' is typically applied to debt subordinated to senior debt which is assigned an actual or implied 'CCC-' debt rating. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI - The rating 'CI' is reserved for income bonds on which no interest is being paid.

D - Debt rated 'D' is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

MOODY'S COMMERCIAL PAPER RATINGS

Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers: Prime-1 (superior capacity), Prime-2 (strong capacity) and Prime-3 (acceptable capacity). In assigning ratings to an issuer which represents that its commercial paper obligations are supported by the credit of another entity or entities, Moody's evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments or other entities, but only as one factor in the total rating assessment.

STANDARD & POOR'S COMMERCIAL PAPER RATINGS

The S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from 'A' for the highest quality to 'D' for the lowest. Issues assigned an 'A' rating are regarded as having the greatest capacity for timely payment. Within the 'A' category, the numbers 1, 2 and 3 indicate relative degrees of safety. The addition of a plus sign to the category A-1 denotes that the issue is determined to possess overwhelming safety characteristics.

                                   APPENDIX B

    TERMS AND CONDITIONS FOR A STATEMENT OF INTENTION (CLASS A SHARES ONLY)

TERMS OF ESCROW:

1. Out of my initial purchase (or subsequent purchases if necessary) 5% of the dollar amount specified in this Statement will be held in escrow by State Street in the form of shares (computed to the nearest full share at the public offering price applicable to the initial purchase hereunder) registered in my name. For example, if the minimum amount specified under this statement is $100,000 and the public offering price applicable to transactions of $100,000 is $10 a share, 500 shares (with a value of $5,000) would be held in escrow.

2. In the event I should exchange some or all of my shares to those of another mutual fund for which Davis Distributors, LLC, acts as distributor, according to the terms of this prospectus, I hereby authorize State Street to escrow the applicable number of shares of the new fund, until such time as this Statement is complete.

3. If my total purchases are at least equal to the intended purchases, the shares in escrow will be delivered to me or to my order.

4. If my total purchases are less than the intended purchases, I will remit to Davis Distributors, LLC, the difference in the dollar amount of sales charge actually paid by me and the sales charge which I would have paid if the total purchase had been made at a single time. If remittance is not made within 20 days after written request by Davis Distributors, LLC, or my dealer, State Street will redeem an appropriate number of the escrowed shares in order to realize such difference.

5. I hereby irrevocably constitute and appoint State Street my attorney to surrender for redemption any or all escrowed shares with full power of substitution in the premises.

6. Shares remaining after the redemption referred to in Paragraph No. 4 will be credited to my account.

7. The duties of State Street are only such as are herein provided being purely ministerial in nature, and it shall incur no liability whatever except for willful misconduct or gross negligence so long as it has acted in good faith. It shall be under no responsibility other than faithfully to follow the instructions herein. It may consult with legal counsel and shall be fully protected in any action taken in good faith in accordance with advice from such counsel. It shall not be required to defend any legal proceedings which may be instituted against it in respect of the subject matter of this Agreement unless requested to do so and indemnified to its satisfaction against the cost and expense of such defense.

8. If my total purchases are more than the intended purchases and such total is sufficient to qualify for an additional quantity discount, a retroactive price adjustment shall be made for all purchases made under such Statement to reflect the quantity discount applicable to the aggregate amount of such purchases during the thirteen-month period.

                           EVERGREEN MUNICIPAL TRUST

                               200 Berkeley Street
                           Boston, Massachusetts 02116
                                 (800) 633-2700

                     EVERGREEN NATIONAL MUNICIPAL BOND FUNDS

                       STATEMENT OF ADDITIONAL INFORMATION

                                January 10, 2000


                       Evergreen Tax-Free High Income Fund
                                   (the"Fund")

   The Fund is a series of an open-end management investment company known as
                     Evergreen Municipal Trust (the "Trust")


         This Statement of Additional Information ("SAI") pertains to all classes of shares of the Fund listed above. It is not a prospectus but should be read in conjunction with the prospectus dated January 10, 2000, as supplemented from time to time. You may obtain a prospectus without charge by calling (800) 343-2898.



o:/emt-de/n-a1/SAI-tfhif(newfund)-10'22'99.doc

                                TABLE OF CONTENTS



PART 1

TRUST HISTORY............................................................1-1
INVESTMENT POLICIES......................................................1-1
OTHER SECURITIES AND PRACTICES...........................................1-3
PRINCIPAL HOLDERS OF FUND SHARES.........................................1-3
EXPENSES.................................................................1-4
SERVICE PROVIDERS........................................................1-4


PART 2

ADDITIONAL INFORMATION ON SECURITIES AND INVESTMENT PRACTICES............2-1
PURCHASE AND REDEMPTION OF SHARES.......................................2-14
SALES CHARGE WAIVERS AND REDUCTIONS.....................................2-16
PRICING OF SHARES.......................................................2-16
PERFORMANCE CALCULATIONS................................................2-19
PRINCIPAL UNDERWRITER...................................................2-21
DISTRIBUTION EXPENSES UNDER RULE 12b-1..................................2-22
TAX INFORMATION.........................................................2-25
BROKERAGE...............................................................2-28
ORGANIZATION............................................................2-29
INVESTMENT ADVISORY AGREEMENT...........................................2-30
MANAGEMENT OF THE TRUST.................................................2-32
CORPORATE AND MUNICIPAL BOND RATINGS....................................2-34
ADDITIONAL INFORMATION..................................................2-46

                                     PART 1

                                  TRUST HISTORY

         The Evergreen Municipal Trust is an open-end management investment company, which was organized as a Delaware business trust on September 18, 1997. The Fund is a diversified series of Evergreen Municipal Trust. A copy of the Declaration of Trust is on file as an exhibit to the Trust's Registration Statement, of which this SAI is a part.

                               INVESTMENT POLICIES

         The Fund has adopted the fundamental investment restrictions set forth below which may not be changed without the vote of a majority of the Fund's outstanding shares, as defined in the Investment Company Act of 1940 (the"1940 Act"). Where necessary, an explanation beneath a fundamental policy describes the Fund's practices with respect to that policy, as allowed by current law. If the law governing a policy changes, the Fund's practices may change accordingly without a shareholder vote. Unless otherwise stated, all references to the assets of the Fund are in terms of current market value.

         1. Diversification

          The Fund may not make any investment that is inconsistent with its classification as a diversified investment company under the 1940 Act.

         Further Explanation of Diversification Policy:

         To remain classified as a diversified investment company under the 1940 Act, the Fund must conform with the following: With respect to 75% of its total assets, a diversified investment company may not invest more than 5% of its total assets, determined at market or other fair value at the time of purchase, in the securities of any one issuer, or invest in more than 10% of the outstanding voting securities of any one issuer, determined at the time of purchase. These limitations do not apply to investments in securities issued or guaranteed by the United States ("U.S.") government or its agencies or instrumentalities.

         2.  Concentration

         The Fund may not concentrate its investments in the securities of issuers primarily engaged in any particular industry (other than securities that are issued or guaranteed by the U.S. government or its agencies or instrumentalities).

         Further Explanation of Concentration Policy:.

         The Fund may not invest more than 25% of its total assets, taken at market value, in the securities of issuers primarily engaged in any particular industry (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).

         3.  Issuing Senior Securities

         Except as permitted under the 1940 Act, the Fund may not issue senior securities.


         4.  Borrowing

         The Fund may not borrow money, except to the extent permitted by applicable law.

         Further Explanation of Borrowing Policy:

         The Fund may borrow from banks and enter into reverse repurchase agreements in an amount up to 33 1/3% of its total assets, taken at market value. The Fund may also borrow up to an additional 5% of its total assets from banks or others. The Fund may borrow only as a temporary measure for extraordinary or emergency purposes such as the redemption of Fund shares. The Fund may purchase additional securities so long as borrowings do not exceed 5% of its total assets. The Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities. The Fund may purchase securities on margin and engage in short sales to the extent permitted by applicable law.

         5.  Underwriting

         The Fund may not underwrite securities of other issuers, except insofar as the Fund may be deemed to be an underwriter in connection with the disposition of its portfolio securities.

         6.       Real Estate

         The Fund may not purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may invest in (a) securities that are directly or indirectly secured by real estate, or (b) securities issued by issuers that invest in real estate.

         7.  Commodities

         The Fund may not purchase or sell commodities or contracts on commodities, except to the extent that the Fund may engage in financial futures contracts and related options and currency contracts and related options and may otherwise do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act.

         8.  Lending

         The Fund may not make loans to other persons, except that the Fund may lend its portfolio securities in accordance with applicable law. The acquisition of investment securities or other investment instruments shall not be deemed to be the making of a loan.

         Further Explanation of Lending Policy:

         To generate income and offset expenses, the Fund may lend portfolio securities to broker-dealers and other financial institutions in an amount up to 33 1/3% of its total assets, taken at market value. While securities are on loan, the borrower will pay the Fund any income accruing on the security. The Fund may invest any collateral it receives in additional portfolio securities, such as U.S. Treasury notes, certificates of deposit, other high-grade, short-term obligations or interest bearing cash equivalents. Gains or losses in the market value of a security lent will affect the Fund and its shareholders.

         When the Fund lends its securities, it will require the borrower to give the Fund collateral in cash or government securities. The Fund will require collateral in an amount equal to at least 100% of the current market value of the securities lent, including accrued interest. The Fund has the right to call a loan and obtain the securities lent any time on notice of not more than five business days. The Fund may pay reasonable fees in connection with such loans.

         9.  Investment in Federally Tax Exempt Securities

         The Fund will, during periods of normal market conditions, invest its assets in accordance with applicable guidelines issued by the Securities and Exchange Commission or its staff concerning investment in tax-exempt securities for funds with the words "tax exempt," "tax free" or "municipal" in their names.


                         OTHER SECURITIES AND PRACTICES

         For information regarding securities the Fund may purchase and investment practices the Fund may use, see the following sections in Part 2 of this SAI under "Additional Information on Securities and Investment Practices." Information provided in the sections listed below expands upon and supplements information provided in the Fund's prospectus.

Defensive Investments
U.S. Government Securities
When-Issued, Delayed-Delivery and Forward Commitment Transactions Repurchase Agreements
Reverse  Repurchase  Agreements
Securities  Lending
Options
Futures Transactions
High Yield,  High Risk Bonds
Illiquid and  Restricted  Securities
Investment in Other Investment Companies
Short Sales
Municipal Bonds
Zero Coupon "Stripped" Bonds


                        PRINCIPAL HOLDERS OF FUND SHARES

         As of September 30, 1999, the officers and Trustees of the Trust owned as a group less than 1% of the outstanding shares of any class of the Fund.

         As of September 30, 1999, no person, to the Fund's knowledge, owned beneficially or of record more than 5% of the outstanding shares of any class.


                                    EXPENSES

Advisory Fees

         Evergreen Investment Management Company ("EIMC") is the investment advisor to the Fund. EIMC is entitled to receive from the Fund an annual fee equal to ____% of the average daily net assets of the Fund.

Trustee Compensation

          Listed below is the Trustee compensation paid by the Trust individually and by the Trust and the eight other trusts in the Evergreen Fund complex for the twelve months ended May 31, 1999. The Trustees do not receive pension or retirement benefits from the Funds. For more information, see "Management of the Trust" in Part 2 of this SAI.

         ------------------------------- ------------------------------ =============================

                    Trustee               Aggregate Compensation from     Total Compensation from
                                                     Trust              Trust and Fund Complex Paid
                                                                                to Trustees*
         ------------------------------- ------------------------------ =============================
         ------------------------------- ------------------------------ =============================
         Laurence B. Ashkin                        $4,763                        $75,000
         ------------------------------- ------------------------------ =============================
         ------------------------------- ------------------------------ =============================
                                                    $2,381                        $75,500
         Charles A. Austin, III
         ------------------------------- ------------------------------ =============================
         ------------------------------- ------------------------------ =============================
                                                    $2,321                        $73,833
         K. Dun Gifford
         ------------------------------- ------------------------------ =============================
         ------------------------------- ------------------------------ =============================
                                                    $3,046                        $97,000
         James S. Howell
         ------------------------------- ------------------------------ =============================
         ------------------------------- ------------------------------ =============================
                                                    $2,321                        $73,833
         Leroy Keith Jr.
         ------------------------------- ------------------------------ =============================
         ------------------------------- ------------------------------ =============================
                                                    $2,381                        $75,000
         Gerald M. McDonnell
         ------------------------------- ------------------------------ =============================
         ------------------------------- ------------------------------ =============================
                                                    $2,747                        $86,500
         Thomas L. McVerry
         ------------------------------- ------------------------------ =============================
         ------------------------------- ------------------------------ =============================
                                                    $2,321                        $73,833
         William Walt Pettit
         ------------------------------- ------------------------------ =============================
         ------------------------------- ------------------------------ =============================
                                                    $2,313                        $73,625
         David M. Richardson
         ------------------------------- ------------------------------ =============================
         ------------------------------- ------------------------------ =============================
                                                    $2,381                        $77,001
         Russell A. Salton, III
         ------------------------------- ------------------------------ =============================
         ------------------------------- ------------------------------ =============================
                                                    $2,608                        $85,335
         Michael S. Scofield*
         ------------------------------- ------------------------------ =============================
         ------------------------------- ------------------------------ =============================
                                                    $2,321                        $73,833
         Richard J. Shima
         ------------------------------- ------------------------------ =============================

                  * As of January 1, 2000, Michael S. Scofield will become Chairman of the Board and James S. Howell will become Trustee of Emeritis.

                  **Certain Trustees have elected to defer all or part of their total compensation for the twelve months ended May 31, 1999. The amounts listed below will be payable in later years to the respective Trustees:

                  Austin            $10,800
                  Howell            $74,933
                  McDonnell         $71,667
                  McVerry           $83,000
                  Pettit            $70,333
                  Salton            $73,667
                  Scofield          $21,950


                                SERVICE PROVIDERS

Administrator

         Evergreen Investment Services, Inc. ("EIS") serves as administrator to the Fund, subject to the supervision and control of the Trust's Board of Trustees. EIS provides the Fund with facilities, equipment and personnel and is entitled to receive a fee from the Fund based on the total assets of all mutual funds for which EIS serves as administrator and a First Union Corporation subsidiary serves as investment advisor. EIS is entitled to receive from the Fund an annual fee at a rate of 0.10% of the Fund's average daily net assets.

Transfer Agent

         Evergreen Service Company ("ESC"), a subsidiary of First Union Corporation, is the Fund's transfer agent. ESC issues and redeems shares, pays dividends and performs other duties in connection with the maintenance of shareholder accounts. The transfer agent's address is P.O. Box 2121, Boston, Massachusetts 02106-2121. The Fund pays ESC annual fees as follows:

                 ----------------------------- --------------- ==============

                 Fund Type                       Annual Fee     Annual Fee
                                                  Per Open      Per Closed
                                                  Account*       Account**
                 ----------------------------- --------------- ==============
                 ----------------------------- --------------- ==============

                 Monthly Dividend Funds            $25.50          $9.00
                 ----------------------------- --------------- ==============
                 ----------------------------- --------------- ==============

                 Quarterly Dividend Funds          $24.50          $9.00
                 ----------------------------- --------------- ==============
                 ----------------------------- --------------- ==============

                 Semiannual Dividend Funds         $23.50          $9.00
                 ----------------------------- --------------- ==============
                 ----------------------------- --------------- ==============

                 Annual Dividend Funds             $23.50          $9.00
                 ----------------------------- --------------- ==============
                 ----------------------------- --------------- ==============

                 Money Market Funds                $25.50          $9.00
                 ----------------------------- --------------- ==============

           *For shareholder accounts only. The Fund pays ESC cost plus 15% for broker accounts.
         ** Closed accounts are maintained on the system in order to facilitate historical and tax information.


Distributor

         Evergreen   Distributor,   Inc.   ("EDI")   markets  the  Fund  through
broker-dealers and other financial representatives. Its address is 90 Park Avenue, New York, NY 10016.

Independent Auditors

         ______________, ______________, Boston, Massachusetts 02110, audits the financial statements of the Fund.

Custodian

         State Street Bank and Trust Company keeps custody of the Fund's securities and cash and performs other related duties. The custodian's address is 225 Franklin Street, Boston, Massachusetts 02110.

Legal Counsel

         Sullivan & Worcester LLP provides legal advice to the Fund. Its address is 1025 Connecticut Avenue, N.W., Washington, D.C. 20036.

                                 EVERGREEN FUNDS
                   Statement of Additional Information ("SAI")

                                     PART 2

                      ADDITIONAL INFORMATION ON SECURITIES
                            AND INVESTMENT PRACTICES

         The prospectus describes the Fund's investment objective and the securities in which it primarily invests. The following describes other securities the Fund may purchase and investment strategies it may use. Some of the information below will not apply to the Fund or the Class in which you are interested. See the list under Other Securities and Practices in Part 1 of this SAI to determine which of the sections below are applicable.

Defensive Investments

         The Fund may invest up to 100% of its assets in high quality money market instruments, such as notes, certificates of deposit, commercial paper, banker's acceptances, bank deposits or U.S. government securities if, in the opinion of the investment advisor, market conditions warrant a temporary defensive investment strategy. Evergreen Equity Income Fund may also invest in debt securities and high grade preferred stocks for defensive purposes when its investment advisor determines a temporary defensive strategy is warranted.

U.S. Government Securities

         The Fund may invest in securities issued or guaranteed by U.S. Government agencies or instrumentalities.

         These securities are backed by (1) the discretionary authority of the U.S. Government to purchase certain obligations of agencies or instrumentalities or (2) the credit of the agency or instrumentality issuing the obligations.

         Some  government  agencies  and   instrumentalities   may  not  receive
financial support from the U.S. Government. Examples of such agencies are:

         (i) Farm Credit System, including the National Bank for Cooperatives, Farm Credit Banks and Banks for Cooperatives;

         (ii)     Farmers Home Administration;

         (iii)    Federal Home Loan Banks;

         (iv)     Federal Home Loan Mortgage Corporation;

         (v)      Federal National Mortgage Association; and

        (vi)      Student Loan Marketing Association.

Securities Issued by the Government National Mortgage Association ("GNMA")
         The Fund may invest in securities issued by the GNMA, a corporation wholly-owned by the U.S. Government. GNMA securities or "certificates" represent ownership in a pool of underlying mortgages. The timely payment of principal and interest due on these securities is guaranteed.

         Unlike conventional bonds, the principal on GNMA certificates is not paid at maturity but over the life of the security in scheduled monthly payments. While mortgages pooled in a GNMA certificate may have maturities of up to 30 years, the certificate itself will have a shorter average maturity and less principal volatility than a comparable 30-year bond.

         The market value and interest yield of GNMA certificates can vary due not only to market fluctuations, but also to early prepayments of mortgages within the pool. Since prepayment rates vary widely, it is impossible to accurately predict the average maturity of a GNMA pool. In addition to the guaranteed principal payments, GNMA certificates may also make unscheduled principal payments resulting from prepayments on the underlying mortgages.

         Although GNMA certificates may offer yields higher than those available from other types of U.S. Government securities, they may be less effective as a means of locking in attractive long-term rates because of the prepayment feature. For instance, when interest rates decline, prepayments are likely to increase as the holders of the underlying mortgages seek refinancing. As a result, the value of a GNMA certificate is not likely to rise as much as the value of a comparable debt security would in response to same decline. In addition, these prepayments can cause the price of a GNMA certificate originally purchased at a premium to decline in price compared to its par value, which may result in a loss.

When-Issued, Delayed-Delivery and Forward Commitment Transactions

         The Fund may purchase securities on a when-issued or delayed delivery basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made.

         The Fund may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Fund may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

         Upon making a commitment to purchase a security on a when-issued, delayed delivery or forward commitment basis the Fund will hold liquid assets worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

         Purchases made under such conditions may involve the risk that yields secured at the time of commitment may be lower than otherwise available by the time settlement takes place, causing an unrealized loss to the Fund. In addition, when the Fund engages in such purchases, it relies on the other party to consummate the sale. If the other party fails to perform its obligations, the Fund may miss the opportunity to obtain a security at a favorable price or yield.

Repurchase Agreements

         The Fund may enter into repurchase agreements with entities that are registered as U.S. Government securities dealers, including member banks of the Federal Reserve System having at least $1 billion in assets, primary dealers in U.S. government securities or other financial institutions believed by the investment advisor to be creditworthy. In a repurchase agreement the Fund obtains a security and simultaneously commits to return the security to the seller at a set price (including principal and interest) within a period of time usually not exceeding seven days. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the underlying security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security.

         The Fund's custodian or a third party will take possession of the securities subject to repurchase agreements, and these securities will be marked to market daily. To the extent that the original seller does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price on any sale of such securities. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action. The Fund's investment advisor believes that under the regular procedures normally in effect for custody of the Fund's portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Fund and allow retention or disposition of such securities. The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker-dealers, which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees.

Reverse Repurchase Agreements

         As described herein, the Fund may also enter into reverse repurchase agreements. These transactions are similar to borrowing cash. In a reverse repurchase agreement, the Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker, or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate.

         The use of reverse repurchase agreements may enable the Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but the ability to enter into reverse repurchase agreements does not ensure that the Fund will be able to avoid selling portfolio instruments at a disadvantageous time.

         When effecting reverse repurchase agreements, liquid assets of the Fund, in a dollar amount sufficient to make payment for the obligations to be purchased, are segregated at the trade date. These securities are marked to market daily and maintained until the transaction is settled.

Options

         An option is a right to buy or sell a security for a specified price within a limited time period. The option buyer pays the option seller (known as the "writer") for the right to buy, which is a "call" option, or the right to sell, which is a "put" option. Unless the option is terminated, the option seller must then buy or sell the security at the agreed-upon price when asked to do so by the option buyer.

         The Fund may buy or sell put and call options on securities it holds or intends to acquire, and may purchase put and call options for the purpose of offsetting previously written put and call options of the same series. The Fund may also buy and sell options on financial futures contracts. The Fund will use options as a hedge against decreases or increases in the value of securities it holds or intends to acquire.

         The Fund may write only covered options. With regard to a call option, this means that the Fund will own, for the life of the option, the securities subject to the call option. The Fund will cover put options by holding, in a segregated account, liquid assets having a value equal to or greater than the price of securities subject to the put option. If the Fund is unable to effect a closing purchase transaction with respect to the covered options it has sold, it will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised, resulting in a potential loss of value to the Fund.

Futures Transactions

         The Fund may enter into financial futures contracts and write options on such contracts. The Fund intends to enter into such contracts and related options for hedging purposes. The Fund will enter into futures on securities or index-based futures contracts in order to hedge against changes in interest or exchange rates or securities prices. A futures contract on securities is an agreement to buy or sell securities at a specified price during a designated month. A futures contract on a securities index does not involve the actual delivery of securities, but merely requires the payment of a cash settlement based on changes in the securities index. The Fund does not make payment or deliver securities upon entering into a futures contract. Instead, it puts down a margin deposit, which is adjusted to reflect changes in the value of the contract and which continues until the contract is terminated.

         The Fund may sell or purchase futures contracts. When a futures contract is sold by the Fund, the value of the contract will tend to rise when the value of the underlying securities declines and to fall when the value of such securities increases. Thus, the Fund sells futures contracts in order to offset a possible decline in the value of its securities. If a futures contract is purchased by the Fund, the value of the contract will tend to rise when the value of the underlying securities increases and to fall when the value of such securities declines. The Fund intends to purchase futures contracts in order to establish what is believed by the investment advisor to be a favorable price or rate of return for securities the Fund intends to purchase.

         The Fund also intends to purchase put and call options on futures contracts for hedging purposes. A put option purchased by the Fund would give it the right to assume a position as the seller of a futures contract. A call option purchased by the Fund would give it the right to assume a position as the purchaser of a futures contract. The purchase of an option on a futures contract requires the Fund to pay a premium. In exchange for the premium, the Fund becomes entitled to exercise the benefits, if any, provided by the futures contract, but is not required to take any action under the contract. If the option cannot be exercised profitably before it expires, the Fund's loss will be limited to the amount of the premium and any transaction costs.

         The Fund may enter into closing purchase and sale transactions in order to terminate a futures contract and may sell put and call options for the purpose of closing out its options positions. The Fund's ability to enter into closing transactions depends on the development and maintenance of a liquid secondary market. There is no assurance that a liquid secondary market will exist for any particular contract or at any particular time. As a result, there can be no assurance that the Fund will be able to enter into an offsetting transaction with respect to a particular contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the contract and to complete the contract according to its terms, in which case it would continue to bear market risk on the transaction.

         Although futures and options transactions are intended to enable the Fund to manage market, interest rate or exchange rate risk, unanticipated changes in interest rates or market prices could result in poorer performance than if it had not entered into these transactions. Even if the investment advisor correctly predicts interest rate movements, a hedge could be unsuccessful if changes in the value of the Fund's futures position did not correspond to changes in the value of its investments. This lack of correlation between the Fund's futures and securities positions may be caused by differences between the futures and securities markets or by differences between the securities underlying the Fund's futures position and the securities held by or to be purchased for the Fund. The Fund's investment advisor will attempt to minimize these risks through careful selection and monitoring of the Fund's futures and options positions.

         The Fund does not intend to use futures transactions for speculation or leverage. The Fund has the ability to write options on futures, but currently intends to write such options only to close out options purchased by the Fund. The Fund will not change these policies without supplementing the information in the prospectus and SAI.

         The Fund will not maintain open positions in futures contracts it has sold or call options it has written on futures contracts if, in the aggregate, the value of the open positions (marked to market) exceeds the current market value of its securities portfolio plus or minus the unrealized gain or loss on those open positions, adjusted for the correlation of volatility between the hedged securities and the futures contracts. If this limitation is exceeded at any time, the Fund will take prompt action to close out a sufficient number of open contracts to bring its open futures and options positions within this limitation.

"Margin" in Futures Transactions. Unlike the purchase or sale of a security, the Fund does not pay or receive money upon the purchase or sale of a futures contract. Rather the Fund is required to deposit an amount of "initial margin" in cash or U.S. Treasury bills with its custodian (or the broker, if legally permitted). The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract initial margin does not involve the borrowing of funds by the Fund to finance the transactions. Initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied.

         A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market". Variation margin does not represent a borrowing or loan by the Fund but is instead settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing its daily net asset value the Fund will mark-to-market its open futures positions. The Fund is also required to deposit and maintain margin when it writes call options on futures contracts.

Foreign Securities

         The Fund may invest in foreign securities or U.S. securities traded in foreign markets. In addition to securities issued by foreign companies, permissible investments may also consist of obligations of foreign branches of U.S. banks and of foreign banks, including European certificates of deposit, European time deposits, Canadian time deposits and Yankee certificates of deposit. The Fund may also invest in Canadian commercial paper and Europaper. These instruments may subject the Fund to investment risks that differ in some respects from those related to investments in obligations of U.S. issuers. Such risks include the possibility of adverse political and economic developments; imposition of withholding taxes on interest or other income; seizure, nationalization, or expropriation of foreign deposits; establishment of exchange controls or taxation at the source; greater fluctuations in value due to changes in exchange rates, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. Such investments may also entail higher custodial fees and sales commissions than domestic investments. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

Foreign Currency Transactions

         As one way of managing exchange rate risk, the Fund may enter into forward currency exchange contracts (agreements to purchase or sell currencies at a specified price and date). The exchange rate for the transaction (the amount of currency the Fund will deliver and receive when the contract is completed) is fixed when the Fund enters into the contract. The Fund usually will enter into these contracts to stabilize the U.S. dollar value of a security it has agreed to buy or sell. The Fund intends to use these contracts to hedge the U.S. dollar value of a security it already owns, particularly if the Fund expects a decrease in the value of the currency in which the foreign security is denominated. Although the Fund will attempt to benefit from using forward contracts, the success of its hedging strategy will depend on the investment advisor's ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar. The value of the Fund's investments denominated in foreign currencies will depend on the relative strengths of those currencies and the U.S. dollar, and the Fund may be affected favorably or unfavorably by changes in the exchange rates or exchange control regulations between foreign currencies and the U.S. dollar. Changes in foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Fund. The Fund may also purchase and sell options related to foreign currencies in connection with hedging strategies.

High Yield, High Risk Bonds

         The Fund may invest a portion of its assets in lower rated bonds. Bonds rated below BBB by Standard & Poor's Ratings Services ("S&P") or Fitch IBCA, Inc. ("Fitch") or below Baa by Moody's Investors Service, Inc. ("Moody's"), commonly known as "junk bonds," offer high yields, but also high risk. While investment in junk bonds provides opportunities to maximize return over time, they are considered predominantly speculative with respect to the ability of the issuer to meet principal and interest payments.
Investors should be aware of the following risks:

         (1) The lower ratings of junk bonds reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or both, or an unanticipated rise in interest rates may impair the ability of the issuer to make payments of interest and principal, especially if the issuer is highly leveraged. Such issuer's ability to meet its debt obligations may also be adversely affected by the issuer's inability to meet specific forecasts or the unavailability of additional financing. Also, an economic downturn or an increase in interest rates may increase the potential for default by the issuers of these securities.

         (2) The value of junk bonds may be more susceptible to real or perceived adverse economic or political events than is the case for higher quality bonds.

         (3) The value of junk bonds, like those of other fixed income securities, fluctuates in response to changes in interest rates, generally rising when interest rates decline and falling when interest rates rise. For example, if interest rates increase after a fixed income security is purchased, the security, if sold prior to maturity, may return less than its cost. The prices of junk bonds, however, are generally less sensitive to interest rate changes than the prices of higher-rated bonds, but are more sensitive to news about an issuer or the economy which is, or investors perceive as, negative.

         (4) The secondary market for junk bonds may be less liquid at certain times than the secondary market for higher quality bonds, which may adversely effect (a) the bond's market price, (b) the Fund's ability to sell the bond and the Fund's ability to obtain accurate market quotations for purposes of valuing its assets.

         For bond ratings descriptions, see "Corporate and Municipal Bond Ratings" below.

Illiquid and Restricted Securities

         The Fund may not invest more than 15% of its net assets in securities that are illiquid. A security is illiquid when the Fund cannot dispose of it in the ordinary course of business within seven days at approximately the value at which the Fund has the investment on its books.

         The Fund may invest in "restricted" securities, i.e., securities subject to restrictions on resale under federal securities laws. Rule 144A under the Securities Act of 1933 ("Rule 144A") allows certain restricted securities to trade freely among qualified institutional investors. Since Rule 144A securities may have limited markets, the Board of Trustees will determine whether such securities should be considered illiquid for the purpose of determining the Fund's compliance with the limit on illiquid securities indicated above. In determining the liquidity of Rule 144A securities, the Trustees will consider:
(1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) dealer undertakings to make a market in the security; and
(4) the nature of the security and the nature of the marketplace trades.

Investment in Other Investment Companies

         The Fund may purchase the shares of other investment companies to the extent permitted under the 1940 Act. Currently, the Fund may not (1) own more than 3% of the outstanding voting stocks of another investment company, (2) invest more than 5% of its assets in any single investment company, and (3) invest more than 10% of its assets in investment companies. However, the Fund may invest all of its investable assets in securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as the Fund. Investing in other investment companies may expose a Fund to duplicate expenses and lower its value.

Short Sales

         A short sale is the sale of a security the Fund has borrowed. The Fund expects to profit from a short sale by selling the borrowed security for more than the cost of buying it to repay the lender. After a short sale is completed, the value of the security sold short may rise. If that happens, the cost of buying it to repay the lender may exceed the amount originally received for the sale by the Fund.

         The Fund may engage in short sales, but it may not make short sales of securities or maintain a short position unless, at all times when a short position is open, it owns an equal amount of such securities or of securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short. The Fund may effect a short sale in connection with an underwriting in which the Fund is a participant.

Municipal Bonds

         The Fund may  invest in  municipal  bonds of any  state,  territory  or possession of the United States ("U.S."), including the District of Columbia. The Fund may also invest in municipal bonds of any political subdivision, agency or instrumentality (e.g., counties, cities, towns, villages, districts, authorities) of the U.S. or its possessions. Municipal bonds are debt instruments issued by or for a state or local government to support its general financial needs or to pay for special projects such as airports, bridges, highways, public transit, schools, hospitals, housing and water and sewer works. Municipal bonds may also may be issued to refinance public debt.

         Municipal bonds are mainly divided between "general obligation" and "revenue" bonds. General obligation bonds are backed by the full faith and credit of governmental issuers with the power to tax. They are repaid from the issuer's general revenues. Payment, however, may be dependent upon legislative approval and may be subject to limitations on the issuer's taxing power. Enforcement of payments due under general obligation bonds varies according to the law applicable to the issuer. In contrast, revenue bonds are supported only by the revenues generated by the project or facility.

         The Fund may also invest in industrial development bonds. Such bonds are usually revenue bonds issued to pay for facilities with a public purpose operated by private corporations. The credit quality of industrial development bonds is usually directly related to the credit standing of the owner or user of the facilities. To qualify as a municipal bond, the interest paid on an industrial development bond must qualify as fully exempt from federal income tax. However, the interest paid on an industrial development bond may be subject to the federal alternative minimum tax.

         The yields on municipal bonds depend on such factors as market conditions, the financial condition of the issuer and the issue's size, maturity date and rating. Municipal bonds are rated by S&P, Moody's and Fitch. Such ratings, however, are opinions, not absolute standards of quality. Municipal bonds with the same maturity, interest rates and rating may have different yields, while municipal bonds with the same maturity and interest rate, but different ratings, may have the same yield. Once purchased by the Fund, a municipal bond may cease to be rated or receive a new rating below the minimum required for purchase by the Fund. Neither event would require the Fund to sell the bond, but the Fund's investment advisor would consider such events in determining whether the Fund should continue to hold it.

         The ability of the Fund to achieve its investment objective depends upon the continuing ability of issuers of municipal bonds to pay interest and principal when due. Municipal bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Such laws extend the time for payment of principal and/or interest, and may otherwise restrict the Fund's ability to enforce its rights in the event of default. Since there is generally less information available on the financial condition of municipal bond issuers compared to other domestic issuers of securities, the Fund's investment advisor may lack sufficient knowledge of an issue's weaknesses. Other influences, such as litigation, may also materially affect the ability of an issuer to pay principal and interest when due. In addition, the market for municipal bonds is often thin and can be temporarily affected by large purchases and sales, including those by the Fund.

         From time to time, Congress has considered restricting or eliminating the federal income tax exemption for interest on municipal bonds. Such actions could materially affect the availability of municipal bonds and the value of those already owned by the Fund. If such legislation were passed, the Trust's Board of Trustees may recommend changes in the Fund's investment objectives and policies or dissolution of the Fund.

Virgin Islands, Guam and Puerto Rico

         The Fund may invest in obligations of the governments of the Virgin Islands, Guam and Puerto Rico to the extent such obligations are exempt from the income or intangibles taxes, as applicable, of the state for which the Fund is named. The Fund does not presently intend to invest more than (a) 10% of its net assets in the obligations of each of the Virgin Islands and Guam or (b) 25% of its net assets in the obligations of Puerto Rico. Accordingly, the Fund may be adversely affected by local political and economic conditions and developments within the Virgin Islands, Guam and Puerto Rico affecting the issuers of such obligations.

Master Demand Notes

         The Fund may invest in master demand notes. These are unsecured obligations that permit the investment of fluctuating amounts by the Fund at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the issuer, as borrower. Master demand notes may permit daily fluctuations in the interest rate and daily changes in the amounts borrowed. The Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount. The borrower may repay up to the full amount of the note without penalty. Master demand notes permit the Fund to demand payment of principal and accrued interest at any time (on not more than seven days' notice). Notes acquired by the Fund may have maturities of more than one year, provided that (1) the Fund is entitled to payment of principal and accrued interest upon not more than seven days' notice, and (2) the rate of interest on such notes is adjusted automatically at periodic intervals, which normally will not exceed 31 days, but may extend up to one year. The notes are deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the demand notice period. Because these types of notes are direct lending arrangements between the lender and borrower, such instruments are not normally traded and there is no secondary market for these notes, although they are redeemable and thus repayable by the borrower at face value plus accrued interest at any time. Accordingly, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. In connection with master demand note arrangements, the Fund`s investment advisor considers, under standards established by the Board of Trustees, earning power, cash flow and other liquidity ratios of the borrower and will monitor the ability of the borrower to pay principal and interest on demand. These notes are not typically rated by credit rating agencies. Unless rated, the Fund may invest in them only if at the time of an investment the issuer meets the criteria established for high quality commercial paper, i.e., rated A-1 by S&P, Prime-1 by Moody's or F-1 by Fitch.

Brady Bonds

         The Fund may also invest in Brady Bonds. Brady Bonds are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructurings under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Bonds have been issued only recently, and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated) and they are actively traded in the over-the-counter secondary market.

         U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed-rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations that have the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments, but generally are not collateralized. Brady Bonds are often viewed as having up to four valuation components: (1) collateralized repayment of principal at final maturity, (2) collateralized interest payments, (3) uncollateralized interest payments, and (4) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments that would have then been due on the Brady Bonds in the normal course. In addition, in light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative.

Obligations of Foreign Branches of United States Banks

         The Fund may invest in obligations of foreign branches of U.S. banks. These may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by government regulation. Payment of interest and principal upon these obligations may also be affected by governmental action in the country of domicile of the branch (generally referred to as sovereign risk). In addition, evidences of ownership of such securities may be held outside the U.S. and the Fund may be subject to the risks associated with the holding of such property overseas. Examples of governmental actions would be the imposition of currency controls, interest limitations, withholding taxes, seizure of assets or the declaration of a moratorium. Various provisions of federal law governing domestic branches do not apply to foreign branches of domestic banks.

Obligations of United States Branches of Foreign Banks

         The Fund may invest in obligations of U.S. branches of foreign banks. These may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal and state regulation as well as by governmental action in the country in which the foreign bank has its head office. In addition, there may be less publicly available information about a U.S. branch of a foreign bank than about a domestic bank.

Payment-in-kind Securities

         The Fund may invest in payment-in-kind ("PIK") securities. PIKs pay interest in either cash or additional securities, at the issuer's option, for a specified period. The issuer's option to pay in additional securities typically ranges from one to six years, compared to an average maturity for all PIK securities of eleven years. Call protection and sinking fund features are comparable to those offered on traditional debt issues.

         PIKs, like zero coupon bonds, are designed to give an issuer flexibility in managing cash flow. Several PIKs are senior debt. In other cases, where PIKs are subordinated, most senior lenders view them as equity equivalents.

         An advantage of PIKs for the issuer -- as with zero coupon securities -- is that interest payments are automatically compounded (reinvested) at the stated coupon rate, which is not the case with cash-paying securities. However, PIKs are gaining popularity over zeros since interest payments in additional securities can be monetized and are more tangible than accretion of a discount.

         As a group, PIK bonds trade flat (i.e., without accrued interest). Their price is expected to reflect an amount representing accredit interest since the last payment. PIKs generally trade at higher yields than comparable cash-paying securities of the same issuer. Their premium yield is the result of the lesser desirability of non-cash interest, the more limited audience for non-cash paying securities, and the fact that many PIKs have been issued to equity investors who do not normally own or hold such securities.

         Calculating the true yield on a PIK security requires a discounted cash flow analysis if the security (ex interest) is trading at a premium or a discount because the realizable value of additional payments is equal to the current market value of the underlying security, not par.

         Regardless of whether PIK securities are senior or deeply subordinated, issuers are highly motivated to retire them because they are usually their most costly form of capital.

Zero Coupon "Stripped" Bonds

         The Fund may invest in zero coupon "stripped" bonds. These represent ownership in serially maturing interest payments or principal payments on specific underlying notes and bonds, including coupons relating to such notes and bonds. The interest and principal payments are direct obligations of the issuer. Interest zero coupon bonds of any series mature periodically from the date of issue of such series through the maturity date of the securities related to such series. Principal zero coupon bonds mature on the date specified therein, which is the final maturity date of the related securities. Each zero coupon bond entitles the holder to receive a single payment at maturity. There are no periodic interest payments on a zero coupon bond. Zero coupon bonds are offered at discounts from their face amounts.

         In general, owners of zero coupon bonds have substantially all the rights and privileges of owners of the underlying coupon obligations or principal obligations. Owners of zero coupon bonds have the right upon default on the underlying coupon obligations or principal obligations to proceed directly and individually against the issuer and are not required to act in concert with other holders of zero coupon bonds.

         For federal income tax purposes, a purchaser of principal zero coupon bonds or interest zero coupon bonds (either initially or in the secondary market) is treated as if the buyer had purchased a corporate obligation issued on the purchase date with an original issue discount equal to the excess of the amount payable at maturity over the purchase price. The purchaser is required to take into income each year as ordinary income an allocable portion of such discounts determined on a "constant yield" method. Any such income increases the holder's tax basis for the zero coupon bond, and any gain or loss on a sale of the zero coupon bonds relative to the holder's basis, as so adjusted, is a capital gain or loss. If the holder owns both principal zero coupon bonds and interest zero coupon bonds representing interest in the same underlying issue of securities, a special basis allocation rule (requiring the aggregate basis to be allocated among the items sold and retained based on their relative fair market value at the time of sale) may apply to determine the gain or loss on a sale of any such zero coupon bonds.

Mortgage-Backed or Asset-Backed Securities

         The Fund may invest in mortgage-backed securities and asset-backed securities. Two principal types of mortgage-backed securities are collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs"). CMOs are securities collateralized by mortgages, mortgage pass-throughs, mortgage pay-through bonds (bonds representing an interest in a pool of mortgages where the cash flow generated from the mortgage collateral pool is dedicated to bond repayment), and mortgage-backed bonds (general obligations of the issuers payable out of the issuers' general funds and additionally secured by a first lien on a pool of single family detached properties). Many CMOs are issued with a number of classes or series which have different maturities and are retired in sequence.

         Investors purchasing CMOs in the shortest maturities receive or are credited with their pro rata portion of the scheduled payments of interest and principal on the underlying mortgages plus all unscheduled prepayments of principal up to a predetermined portion of the total CMO obligation. Until that portion of such CMO obligation is repaid, investors in the longer maturities receive interest only. Accordingly, the CMOs in the longer maturity series are less likely than other mortgage pass-throughs to be prepaid prior to their stated maturity. Although some of the mortgages underlying CMOs may be supported by various types of insurance, and some CMOs may be backed by GNMA certificates or other mortgage pass-throughs issued or guaranteed by U.S. government agencies or instrumentalities, the CMOs themselves are not generally guaranteed.

         REMICs, which were authorized under the Tax Reform Act of 1986, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities.

         In addition to mortgage-backed securities, the Fund may invest in securities secured by other assets including company receivables, truck and auto loans, leases, and credit card receivables. These issues may be traded over-the-counter and typically have a short-intermediate maturity structure depending on the pay down characteristics of the underlying financial assets which are passed through to the security holder.

         Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicers were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the rated asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

         In general, issues of asset-backed securities are structured to include additional collateral and/or additional credit support to protect against the risk that a portion of the collateral supporting the asset-backed securities may default and/or may suffer from these defects. In evaluating the strength of particular issues of asset-backed securities, the investment advisor considers the financial strength of the guarantor or other provider of credit support, the type and extent of credit enhancement provided as well as the documentation and structure of the issue itself and the credit support.

Variable or Floating Rate Instruments

         The Fund may invest in variable or floating rate instruments which may involve a demand feature and may include variable amount master demand notes which may or may not be backed by bank letters of credit. Variable or floating rate instruments bear interest at a rate which varies with changes in market rates. The holder of an instrument with a demand feature may tender the instrument back to the issuer at par prior to maturity. A variable amount master demand note is issued pursuant to a written agreement between the issuer and the holder, its amount may be increased by the holder or decreased by the holder or issuer, it is payable on demand, and the rate -of interest varies based upon an agreed formula. The quality of the underlying credit must, in the opinion of the investment advisor, be equivalent to the long-term bond or commercial paper ratings applicable to permitted investments for the Fund. The investment advisor will monitor, on an ongoing basis, the earning power, cash flow, and liquidity ratios of the issuers of such instruments and will similarly monitor the ability of an issuer of a demand instrument to pay principal and interest on demand.

Limited Partnerships

         The Fund may invest in limited and master limited partnerships. A limited partnership is a partnership consisting of one or more general partners, jointly and severally responsible as ordinary partners, and by whom the business is conducted, and one or more limited partners who contribute cash as capital to the partnership and who generally are not liable for the debts of the partnership beyond the amounts contributed. Limited partners are not involved in the day-to-day management of the partnership. They receive income, capital gains and other tax benefits associated with the partnership project in accordance with terms established in the partnership agreement. Typical limited partnerships are in real estate, oil and gas and equipment leasing, but they also finance movies, research and development, and other projects.

         For an organization classified as a partnership under the Internal Revenue Code of 1986, as amended (the "Code"), each item of income, gain, loss, deduction, and credit is not taxed at the partnership level but flows through to the holder of the partnership unit. This allows the partnership to avoid double taxation and to pass through income to the holder of the partnership unit at lower individual rates.

         A master limited partnership is a publicly traded limited partnership. The partnership units are registered with the Securities and Exchange Commission ("SEC") and are freely exchanged on a securities exchange or in the over-the-counter market.


                        PURCHASE AND REDEMPTION OF SHARES

         You may buy shares of the Fund through Evergreen Distributor, Inc. ("EDI"), broker-dealers that have entered into special agreements with EDI or certain other financial institutions. With certain exceptions, the Fund may offer up to four different classes of shares that differ primarily with respect to sales charges and distribution fees. Depending upon the class of shares, you will pay an initial sales charge when you buy the Fund's shares, a contingent deferred sales charge (a "CDSC") when you redeem the Fund's shares or no sales charges at all. Each Fund offers different classes of shares. Refer to the prospectus to determine which classes of shares are offered by each Fund.

Class A Shares

         With certain exceptions, when you purchase Class A shares you will pay a maximum sales charge of 4.75%. The prospectus contains a complete table of applicable sales charges and a discussion of sales charge reductions or waivers that may apply to purchases. If you purchase Class A shares in the amount of $1 million or more, without an initial sales charge, the Fund will charge a CDSC of 1.00% if you redeem during the month of your purchase or the 12-month period following the month of your purchase (see "Contingent Deferred Sales Charge" below).

         No front-end  sales charges are imposed on Class A shares  purchased by
(a) institutional investors, which may include bank trust departments and registered investment advisors; (b) investment advisors, consultants or financial planners who place trades for their own accounts or the accounts of their clients and who charge such clients a management, consulting, advisory or other fee; (c) clients of investment advisors or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment advisors or financial planners on the books of the broker-dealer through whom shares are purchased; (d) institutional clients of broker-dealers, including retirement and deferred compensation plans and the trusts used to fund these plans, which place trades through an omnibus account maintained with the Fund by the broker-dealer; (e) shareholders of record on October 12, 1990 in any series of Evergreen Investment Trust in existence on that date, and the members of their immediate families; (f) current and retired employees of First Union National Bank ("FUNB") and its affiliates, EDI and any broker-dealer with whom EDI has entered into an agreement to sell shares of the Fund, and members of the immediate families of such employees; and (g) upon the initial purchase of an Evergreen Fund by investors reinvesting the proceeds from a redemption within the preceding 30 days of shares of other mutual funds, provided such shares were initially purchased with a front-end sales charge or subject to a CDSC.

Class B Shares

         The Fund offers Class B shares at net asset value without an initial sales charge. With certain exceptions, however, the Fund will charge a CDSC on shares you redeem within 72 months after the month of your purchase, in accordance with the following schedule:

         REDEMPTION TIME                                              CDSC RATE

         Month of purchase and the first 12-month
         period following the month of purchase. ......................5.00%
         Second 12-month period following the month of purchase........4.00%
         Third 12-month period following the month of purchase.........3.00%
         Fourth 12-month period following the month of purchase........3.00%
         Fifth 12-month period following the month of purchase.........2.00%
         Sixth 12-month period following the month of purchase.........1.00%
         Thereafter....................................................0.00%

         Class B shares that have been outstanding for seven years after the month of purchase will automatically convert to Class A shares without imposition of a front-end sales charge or exchange fee. Conversion of Class B shares represented by stock certificates will require the return of the stock certificate to ESC.

Class C Shares

         Class C shares are available only through broker-dealers who have entered into special distribution agreements with EDI. The Fund offers Class C shares at net asset value without an initial sales charge. With certain exceptions, however, the Fund will charge a CDSC of 1.00% on shares you redeem within 12-months after the month of your purchase. See "Contingent Deferred Sales Charge" below.

Class Y Shares

         No CDSC is imposed on the redemption of Class Y shares. Class Y shares are not offered to the general public and are available only to (1) persons who at or prior to December 31, 1994 owned shares in a mutual fund advised by (2) certain institutional investors and (3) investment advisory clients of an investment advisor of an Evergreen Fund or the advisor's affiliates. Class Y shares are offered at net asset value without a front-end or back-end sales charge and do not bear any Rule 12b-1 distribution expenses.

INSTITUTIONAL SHARES, INSTITUTIONAL SERVICE SHARES

         Each institutional class of shares is sold without a front-end sales charge or contingent deferred sales charge. Institutional Service shares pay an ongoing service fee. The minimum initial investment in any institutional class of shares is $1 million, which may be waived in certain circumstances. There is no minimum amount required for subsequent purchases.


Contingent Deferred Sales Charge

         The Fund charges a CDSC as reimbursement for certain expenses, such as commissions or shareholder servicing fees, that it has incurred in connection with the sale of its shares (see "Distribution Expenses Under Rule 12b-1," below). Institutional and Institutional Service shares do not charge a CDSC. If imposed, the Fund deducts the CDSC from the redemption proceeds you would otherwise receive. The CDSC is a percentage of the lesser of (1) the net asset value of the shares at the time of redemption or (2) the shareholder's original net cost for such shares. Upon request for redemption, to keep the CDSC a shareholder must pay as low as possible, the Fund will first seek to redeem shares not subject to the CDSC and/or shares held the longest, in that order. The CDSC on any redemption is, to the extent permitted by the National Association of Securities Dealers, Inc., paid to EDI or its predecessor.

                       SALES CHARGE WAIVERS AND REDUCTIONS

         The following information is not applicable to Institutional and Institutional Service shares.

         If you making a large purchase, there are several ways you can combine multiple purchases of Class A shares in Evergreen Funds and take advantage of lower sales charges. These are described below.

Combined Purchases

         You can reduce your sales charge by combining purchases of Class A shares of multiple Evergreen Funds. For example, if you invested $75,000 in each of two different Evergreen Funds, you would pay a sales charge based on a $150,000 purchase (i.e., 3.75% of the offering price, rather than 4.75%).

Rights of Accumulation

         You can reduce your sales charge by adding the value of Class A shares of Evergreen Funds you already own to the amount of your next Class A investment. For example, if you hold Class A shares valued at $99,999 and purchase an additional $5,000, the sales charge for the $5,000 purchase would be at the next lower sales charge of 3.75%, rather than 4.75%.

         Your account, and therefore your rights of accumulation, can be linked to immediate family members which includes father and mother, brothers and sisters, and sons and daughters. The same rule applies with respect to individual retirement plans. Please note, however, that retirement plans involving employees stand alone and do not pass on rights of accumulation.

Letter of Intent

         You can, by completing the "Letter of Intent" section of the application, purchase Class A shares over a 13-month period and receive the same sales charge as if you had invested all the money at once. All purchases of Class A shares of an Evergreen Fund during the period will qualify as Letter of Intent purchases.



Waiver of Initial Sales Charges

         The Fund may sell its shares at net asset value without an initial sales charge to:

         1.       purchasers of shares in the amount of $1 million or more;

         2. a corporate or certain other qualified retirement plan or a non-qualified deferred compensation plan or a Title 1 tax-sheltered annuity or TSA plan sponsored by an organization having 100 or more eligible employees (a "Qualifying Plan") or a TSA plan sponsored by a public educational entity having 5,000 or more eligible employees (an "Educational TSA Plan");

         3. institutional investors, which may include bank trust departments and registered investment advisors;

         4. investment advisors, consultants or financial planners who place trades for their own accounts or the accounts of their clients and who charge such clients a management, consulting, advisory or other fee;

         5. clients of investment advisors or financial planners who place trades for their own accounts if the accounts are linked to a master account of such investment advisors or financial planners on the books of the broker-dealer through whom shares are purchased;

         6. institutional clients of broker-dealers, including retirement and deferred compensation plans and the trusts used to fund these plans, which place trades through an omnibus account maintained with the Fund by the broker-dealer;

         7. employees of FUNB, its affiliates, EDI, any broker-dealer with whom EDI, has entered into an agreement to sell shares of the Fund, and members of the immediate families of such employees;

         8. certain Directors, Trustees, officers and employees of the Evergreen Funds, EDI or their affiliates and to the immediate families of such persons; or

         9. a bank or trust company in a single account in the name of such bank or in or any of the Evergreen Funds trust company as Trustee if the initial investment made pursuant to this waiver is at least $500,000 and any commission paid at the time of such purchase is not more than 1% of the amount invested.

         With respect to items 8 and 9 above, the Fund will only sell shares to these parties upon the purchasers written assurance that the purchase is for their personal investment purposes only. Such purchasers may not resell the securities except through redemption by the Fund. The Fund will not charge any CDSC on redemptions by such purchasers.

Waiver of CDSCs

         The Fund does not impose a CDSC when the shares you are redeeming represent:

         1. an increase in the share value above the net cost of such shares;

         2. certain shares for which the Fund did not pay a commission on issuance, including shares acquired through reinvestment of dividend income and capital gains distributions;

         3. shares that are in the accounts of a shareholder who has died or become disabled;

         4. a lump-sum distribution from a 401(k) plan or other benefit plan qualified under the Employee Retirement Income Security Act of 1974 ("ERISA");

         5. an automatic withdrawal from the ERISA plan of a shareholder who is a least 59 years old;

         6. shares in an account that we have closed because the account has an aggregate net asset value of less than $1,000;

         7. an automatic withdrawal under an Systematic Income Plan of up to 1.0% per month of your initial account balance;

         8. a withdrawal consisting of loan proceeds to a retirement plan participant;

         9. a financial hardship withdrawal made by a retirement plan participant;

         10. a withdrawal consisting of returns of excess contributions or excess deferral amounts made to a retirement plan; or

         11. a redemption by an individual participant in a Qualifying Plan that purchased Class C shares (this waiver is not available in the event a Qualifying Plan, as a whole, redeems substantially all of its assets).

Exchanges

         Investors may exchange shares of the Fund for shares of the same class of any other Evergreen fund which offers the same class of shares. Shares of any class of the Evergreen Select Funds may be exchanged for the same class of shares of any other Evergreen Select Fund. See "By Exchange" under "How to Buy Shares" in the prospectus. Before you make an exchange, you should read the prospectus of the Evergreen Fund into which you want to exchange. The Trust's Board of Trustees reserves the right to discontinue, alter or limit the exchange privilege at any time.

Automatic Reinvestment

         As described in the prospectus, a shareholder may elect to receive dividends and capital gains distributions in cash instead of shares. However, ESC will automatically reinvest all dividends and distributions in additional shares when it learns that the postal or other delivery service is unable to deliver checks or transaction confirmations to the shareholder's address of record. When a check is returned, the Fund will hold the check amount in a no-interest account in the shareholder's name until the shareholder updates his or her address or automatic reinvestment begins. Uncashed or returned redemption checks will also be handled in the manner described above.


                                PRICING OF SHARES

Calculation of Net Asset Value

         The Fund calculates its net asset value ("NAV") once daily on Monday through Friday, as described in the prospectus. The Fund will not compute its NAV on the days the New York Stock Exchange is closed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

         The NAV of the Fund is calculated by dividing the value of the Fund's net assets attributable to that class by all of the shares issued for that class.

Valuation of Portfolio Securities

         Current values for the Fund's portfolio securities are determined as follows:

         (1) Securities that are traded on an established securities exchange or the over-the-counter National Market System ("NMS") are valued on the basis of the last sales price on the exchange where primarily traded or on the NMS prior to the time of the valuation, provided that a sale has occurred.

         (2) Securities traded on an established securities exchange or in the over-the-counter market for which there has been no sale and other securities traded in the over-the-counter market are valued at the mean of the bid and asked prices at the time of valuation.

         (3) Short-term investments maturing in more than 60 days, for which market quotations are readily available, are valued at current market value.

         (4) Short-term investments maturing in sixty days or less are valued at amortized cost, which approximates market.

         (5) Securities, including restricted securities, for which market quotations are not readily available; listed securities or those on NMS if, in the investment advisor's opinion, the last sales price does not reflect an accurate current market value; and other assets are valued at prices deemed in good faith to be fair under procedures established by the Board of Trustees.

         (6) Municipal bonds are valued by an independent pricing service at fair value using a variety of factors which may include yield, liquidity, interest rate risk, credit quality, coupon, maturity and type of issue.



                            PERFORMANCE CALCULATIONS

Total Return

         Total return quotations for a class of shares of the Fund as they may appear from time to time in advertisements are calculated by finding the average annual compounded rates of return over one, five and ten year periods, or the time periods for which such class of shares has been effective, whichever is relevant, on a hypothetical $1,000 investment that would equate the initial amount invested in the class to the ending redeemable value. To the initial investment all dividends and distributions are added, and all recurring fees charged to all shareholder accounts are deducted. The ending redeemable value assumes a complete redemption at the end of the relevant periods.

         The following is the formula used to calculate average annual total return:

                                      [OBJECT OMITTED]

         P = initial  payment of $1,000
         T = average  annual total  return
         N = number of years
         ERV = ending redeemable value of the initial $1,000

Yield

         Described below are yield calculations the Fund may use. Yield quotations are expressed in annualized terms and may be quoted on a compounded basis. Yields based on these calculations do not represent the Fund's yield for any future period.

30-Day Yield

         If the Fund invests primarily in bonds, it may quote its 30-day yield in advertisements or in reports or other communications to shareholders. It is calculated by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                          [OBJECT OMITTED]  [OBJECT OMITTED]

         Where:
         a = Dividends and interest earned during the period b = Expenses accrued for the period (net of reimbursements) c = The average daily number of shares outstanding during the period that were entitled to receive dividends
         d = The maximum offering price per share on the last day of the period

7-Day Current and Effective Yield

         If the Fund invests primarily in money market instruments, it may quote its 7-day current yield or effective yield in advertisements or in reports or other communications to shareholders.

         The current yield is calculated by determining the net change, excluding capital changes and income other than investment income, in the value of a hypothetical, pre-existing account having a balance of one share at the beginning of the 7-day base period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7).

         The effective yield is based on a compounding of the current yield, according to the following formula:

                  [OBJECT OMITTED]


Tax Equivalent Yield

         If the Fund invests primarily in municipal bonds, it may quote in advertisements or in reports or other communications to shareholders a tax equivalent yield, which is what an investor would generally need to earn from a fully taxable investment in order to realize, after income taxes, a benefit equal to the tax free yield provided by the Fund. Tax equivalent yield is calculated using the following formula:

                  [OBJECT OMITTED]

                  The quotient is then added to that portion, if any, of the Fund's yield that is not tax exempt. Depending on the Fund's objective, the income tax rate used in the formula above may be federal or a combination of federal and state.


                              PRINCIPAL UNDERWRITER

         EDI is the principal underwriter for the Trust and with respect to each class of shares of the Fund. The Trust has entered into a Principal Underwriting Agreement ("Underwriting Agreement") with EDI with respect to each class of the Fund. EDI is a subsidiary of The BISYS Group, Inc.

         EDI, as agent, has agreed to use its best efforts to find purchasers for the shares. EDI may retain and employ representatives to promote distribution of the shares and may obtain orders from broker-dealers, and others, acting as principals, for sales of shares to them. The Underwriting Agreement provides that EDI will bear the expense of preparing, printing, and distributing advertising and sales literature and prospectuses used by it.

         All subscriptions and sales of shares by EDI are at the public offering price of the shares, which is determined in accordance with the provisions of the Trust's Declaration of Trust, By-Laws, current prospectuses and SAI. All orders are subject to acceptance by the Fund and the Fund reserves the right, in its sole discretion, to reject any order received. Under the Underwriting Agreement, the Fund is not liable to anyone for failure to accept any order.

         EDI has agreed that it will, in all respects, duly conform with all state and federal laws applicable to the sale of the shares. EDI has also agreed that it will indemnify and hold harmless the Trust and each person who has been, is, or may be a Trustee or officer of the Trust against expenses reasonably incurred by any of them in connection with any claim, action, suit, or proceeding to which any of them may be a party that arises out of or is alleged to arise out of any misrepresentation or omission to state a material fact on the part of EDI or any other person for whose acts EDI is responsible or is alleged to be responsible, unless such misrepresentation or omission was made in reliance upon written information furnished by the Trust.

         The Underwriting Agreement provides that it will remain in effect as long as its terms and continuance are approved annually (i) by a vote of a majority of the Trust's Trustees who are not interested persons of the Fund, as defined in the 1940 Act (the "Independent Trustees"), and (ii) by vote of a majority of the Trust's Trustees, in each case, cast in person at a meeting called for that purpose.

         The Underwriting Agreement may be terminated, without penalty, on 60 days' written notice by the Board of Trustees or by a vote of a majority of outstanding shares subject to such agreement. The Underwriting Agreement will terminate automatically upon its "assignment," as that term is defined in the 1940 Act.

         From time to time, if, in EDI's judgment, it could benefit the sales of shares, EDI may provide to selected broker-dealers promotional materials and selling aids, including, but not limited to, personal computers, related software, and data files.


                     DISTRIBUTION EXPENSES UNDER RULE 12b-1

         The Fund bears some of the costs of selling its Class A, Class B, Class C and Institutional Service shares, as applicable, including certain advertising, marketing and shareholder service expenses, pursuant to Rule 12b-1 of the 1940 Act. These 12b-1 fees are indirectly paid by the shareholder, as shown by the Fund's expense table in the prospectus.

         Under the Distribution Plans (each a "Plan," together, the "Plans") that the Fund has adopted for its Class A, Class B, Class C and Institutional Service shares, as applicable, the Fund may incur expenses for 12b-1 fees up to a maximum annual percentage of the average daily net assets attributable to a class, as follows:

                   ------------------------------- ---------------

                              Class A                  0.75%*
                   ------------------------------- ---------------
                   ------------------------------- ---------------

                              Class B                  1.00%
                   ------------------------------- ---------------
                   ------------------------------- ---------------

                              Class C                  1.00%
                   ------------------------------- ---------------
                   ------------------------------- ---------------

                       Institutional Service           0.75%*
                   ------------------------------- ---------------

                  * Currently limited to 0.25% or less to be used exclusively as a shareholder service fee. See the expense table in the prospectus of the Fund in which you are interested.

         Of the amounts above, each class may pay under its Plan a maximum service fee of 0.25% to compensate organizations, which may include the Fund's investment advisor or its affiliates, for personal services provided to shareholders and the maintenance of shareholder accounts. The Fund may not, during any fiscal period, pay distribution or service fees greater than the amounts above.

         Amounts paid under the Plans are used to compensate EDI pursuant to Distribution Agreements (each an "Agreement," together, the "Agreements") that the Fund has entered into with respect to its Class A, Class B, Class C and Institutional Service shares, as applicable. The compensation is based on a maximum annual percentage of the average daily net assets attributable to a class, as follows:

     ----------------------------- -------------
     Class A                       0.25%*
     ----------------------------- -------------
     ----------------------------- -------------
     Class B                       1.00%
     ----------------------------- -------------
     ----------------------------- -------------
     Class C                       1.00%
     ----------------------------- -------------
     ----------------------------- -------------
     Institutional Service         0.25%*
     ----------------------------- -------------

      *May be lower. See the expense table in the prospectus of the Fund in which you are interested.

         The Agreements provide that EDI will use the distribution fees received from the Fund for the following purposes:

         (1) to compensate broker-dealers or other persons for distributing Fund shares;

         (2) to compensate broker-dealers, depository institutions and other financial intermediaries for providing administrative, accounting and other services with respect to the Fund's shareholders; and

         (3)      to otherwise promote the sale of Fund shares.

         The Agreements also provide that EDI may use distribution fees to make interest and principal payments in respect of amounts that have been financed to pay broker-dealers or other persons for distributing Fund shares. EDI may assign its rights to receive compensation under the Plans to secure such financings. FUNB or its affiliates may finance payments made by EDI to compensate broker-dealers or other persons for distributing shares of the Fund.

         In the event the Fund acquires the assets of another mutual fund, compensation paid to EDI under the Agreements may be paid by the Fund's Distributor to the acquired fund's distributor or its predecessor.

         Since EDI's compensation under the Agreements is not directly tied to the expenses incurred by EDI, the compensation received by it under the Agreements during any fiscal year may be more or less than its actual expenses and may result in a profit to EDI. Distribution expenses incurred by EDI in one fiscal year that exceed the compensation paid to EDI for that year may be paid from distribution fees received from the Fund in subsequent fiscal years.

         Distribution fees are accrued daily and paid at least annually on Class B and Class C shares and are charged as class expenses, as accrued. The distribution fees attributable to the Class B and Class C shares are designed to permit an investor to purchase such shares through broker-dealers without the assessment of a front-end sales charge, while at the same time permitting EDI to compensate broker-dealers in connection with the sale of such shares.

         The shareholder-related administrative service fees are accrued daily and paid at least annually and are charged as accrued. The shareholder-related administrative service fees are used for advertising and marketing and as a "service fee" to the broker-dealer for additional shareholder services.

         Under the Plans, the Treasurer of the Trust reports the amounts expended under the Plans and the purposes for which such expenditures were made to the Trustees of the Trust for their review on a quarterly basis. Also, each Plan provides that the selection and nomination of the Independent Trustees are committed to the discretion of such Independent Trustees then in office.

         The investment advisor may from time to time from its own funds or such other resources as may be permitted by rules of the SEC make payments for distribution services to EDI; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.

         Each Plan and the Agreement will continue in effect for successive 12-month periods provided, however, that such continuance is specifically approved at least annually by the Trustees of the Trust or by vote of the holders of a majority of the outstanding voting securities of that class and, in either case, by a majority of the Independent Trustees of the Trust.

         The Plans permit the payment of fees to brokers and others for distribution and shareholder-related administrative services and to broker-dealers, depository institutions, financial intermediaries and administrators for administrative services as to Class A, Class B, Class C and Institutional Service shares. The Plans are designed to (i) stimulate brokers to provide distribution and administrative support services to the Fund and holders of Class A, Class B, Class C and Institutional Service shares and (ii) stimulate administrators to render administrative support services to the Fund and holders of Class A, Class B, Class C and Institutional Service shares. The administrative services are provided by a representative who has knowledge of the shareholder's particular circumstances and goals, and include, but are not limited to providing office space, equipment, telephone facilities, and various personnel including clerical, supervisory, and computer, as necessary or beneficial to establish and maintain shareholder accounts and records; processing purchase and redemption transactions and automatic investments of client account cash balances; answering routine client inquiries regarding Class A, Class B, Class C and Institutional Service shares; assisting clients in changing dividend options, account designations, and addresses; and providing such other services as the Fund reasonably requests for its Class A, Class B, Class C and Institutional Service shares.

         In the event that the Plan or Distribution Agreement is terminated or not continued with respect to one or more classes of the Fund, (i) no distribution fees (other than current amounts accrued but not yet paid) would be owed by the Fund to EDI with respect to that class or classes, and (ii) the Fund would not be obligated to pay EDI for any amounts expended under the Distribution Agreement not previously recovered by the EDI from distribution services fees in respect of shares of such class or classes through deferred sales charges.

         All material amendments to any Plan or Agreement must be approved by a vote of the Trustees of the Trust or the holders of the Fund's outstanding voting securities, voting separately by class, and in either case, by a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval; and any Plan or Distribution Agreement may not be amended in order to increase materially the costs that a particular class of shares of the Fund may bear pursuant to the Plan or Distribution Agreement without the approval of a majority of the holders of the outstanding voting shares of the class affected. Any Plan or Distribution Agreement may be terminated (i) by the Fund without penalty at any time by a majority vote of the holders of the outstanding voting securities of the Fund, voting separately by class or by a majority vote of the Independent Trustees, or (ii) by EDI. To terminate any Distribution Agreement, any party must give the other parties 60 days' written notice; to terminate a Plan only, the Fund need give no notice to EDI. Any Distribution Agreement will terminate automatically in the event of its assignment. For more information about 12b-1 fees, see "Expenses" in the prospectus and "12b-1 Fees" under "Expenses" in Part 1 of this SAI.


                                 TAX INFORMATION

Requirements for Qualifications as a Regulated Investment Company

         The Fund intends to qualify for and elect the tax treatment applicable to regulated investment companies ("RIC") under Subchapter M of the Code, as amended. (Such qualification does not involve supervision of management or investment practices or policies by the Internal Revenue Service.) In order to qualify as a RIC, the Fund must, among other things, (i) derive at least 90% of its gross income from dividends, interest, payments with respect to proceeds from securities loans, gains from the sale or other disposition of securities or foreign currencies and other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such securities; and (ii) diversify its holdings so that, at the end of each quarter of its taxable year, (a) at least 50% of the market value of the Fund's total assets is represented by cash, U.S. government securities and other securities limited in respect of any one issuer, to an amount not greater than 5% of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies). By so qualifying, the Fund is not subject to federal income tax if it timely distributes its investment company taxable income and any net realized capital gains. A 4% nondeductible excise tax will be imposed on the Fund to the extent it does not meet certain distribution requirements by the end of each calendar year. The Fund anticipates meeting such distribution requirements.

Taxes on Distributions

         Unless the Fund is a municipal bond fund, distributions will be taxable to shareholders whether made in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share of the Fund on the reinvestment date.

         To calculate ordinary income for federal income tax purposes, shareholders must generally include dividends paid by the Fund from its investment company taxable income (net taxable investment income plus net realized short-term capital gains, if any). The Fund will include dividends it receives from domestic corporations when the Fund calculates its gross investment income. Unless the Fund is a municipal bond fund or U.S. Treasury or U.S. Government money market fund, it anticipates that all or a portion of the ordinary dividends which it pays will qualify for the 70% dividends-received deduction for corporations. The Fund will inform shareholders of the amounts that so qualify. If the Fund is a municipal bond fund or U.S. Treasury or U.S. Government money market fund, none of its income will consist of corporate dividends; therefore, none of its distributions will qualify for the 70% dividends-received deduction for corporations.

         From time to time, the Fund will distribute the excess of its net long-term capital gains over its short-term capital loss to shareholders (i.e., capital gain dividends). For federal tax purposes, shareholders must include such capital gain dividends when calculating their net long-term capital gains. Capital gain dividends are taxable as net long-term capital gains to a shareholder, no matter how long the shareholder has held the shares.

         Distributions by the Fund reduce its NAV. A distribution that reduces the Fund's NAV below a shareholder's cost basis is taxable as described above, although from an investment standpoint, it is a return of capital. In particular, if a shareholder buys Fund shares just before the Fund makes a distribution, when the Fund makes the distribution the shareholder will receive what is in effect a return of capital. Nevertheless, the shareholder may incur taxes on the distribution. Therefore, shareholders should carefully consider the tax consequences of buying Fund shares just before a distribution.

         All distributions, whether received in shares or cash, must be reported by each shareholder on his or her federal income tax return. Each shareholder should consult a tax advisor to determine the state and local tax implications of Fund distributions.

         If more than 50% of the value of the Fund's total assets at the end of a fiscal year is represented by securities of foreign corporations and the Fund elects to make foreign tax credits available to its shareholders, a shareholder will be required to include in his gross income both cash dividends and the amount the Fund advises him is his pro rata portion of income taxes withheld by foreign governments from interest and dividends paid on the Fund's investments. The shareholder may be entitled, however, to take the amount of such foreign taxes withheld as a credit against his U.S. income tax, or to treat the foreign tax withheld as an itemized deduction from his gross income, if that should be to his advantage. In substance, this policy enables the shareholder to benefit from the same foreign tax credit or deduction that he would have received if he had been the individual owner of foreign securities and had paid foreign income tax on the income therefrom. As in the case of individuals receiving income directly from foreign sources, the credit or deduction is subject to a number of limitations.

Special Tax Information for Shareholders of Municipal Bond Funds

         The Fund expects that substantially all of its dividends will be "exempt interest dividends," which should be treated as excludable from federal gross income. In order to pay exempt interest dividends, at least 50% of the value of the Fund's assets must consist of federally tax-exempt obligations at the close of each quarter. An exempt interest dividend is any dividend or part thereof (other than a capital gain dividend) paid by the Fund with respect to its net federally excludable municipal obligation interest and designated as an exempt interest dividend in a written notice mailed to each shareholder not later than 60 days after the close of its taxable year. The percentage of the total dividends paid by the Fund with respect to any taxable year that qualifies as exempt interest dividends will be the same for all shareholders of the Fund receiving dividends with respect to such year. If a shareholder receives an exempt interest dividend with respect to any share and such share has been held for six months or less, any loss on the sale or exchange of such share will be disallowed to the extent of the exempt interest dividend amount.

         Any shareholder of the Fund who may be a "substantial user" (as defined by the Code, as amended.) of a facility financed with an issue of tax-exempt obligations or a "related person" to such a user should consult his tax advisor concerning his qualification to receive exempt interest dividends should the Fund hold obligations financing such facility.

         Under regulations to be promulgated, to the extent attributable to interest paid on certain private activity bonds, the Fund's exempt interest dividends, while otherwise tax-exempt, will be treated as a tax preference item for alternative minimum tax purposes. Corporate shareholders should also be aware that the receipt of exempt interest dividends could subject them to alternative minimum tax under the provisions of Section 56(g) of the Code (relating to "adjusted current earnings").

         Interest on indebtedness incurred or continued by shareholders to purchase or carry shares of the Fund will not be deductible for federal income tax purposes to the extent of the portion of the interest expense relating to exempt interest dividends. Such portion is determined by multiplying the total amount of interest paid or accrued on the indebtedness by a fraction, the numerator of which is the exempt interest dividends received by a shareholder in his taxable year and the denominator of which is the sum of the exempt interest dividends and the taxable distributions out of the Fund's investment income and long-term capital gains received by the shareholder.

Taxes on The Sale or Exchange of Fund Shares

         Upon a sale or exchange of Fund shares, a shareholder will realize a taxable gain or loss depending on his or her basis in the shares. A shareholder must treat such gains or losses as a capital gain or loss if the shareholder held the shares as capital assets. Capital gain on assets held for more than 12 months is generally subject to a maximum federal income tax rate of 20% for an individual. Generally, the Code will not allow a shareholder to realize a loss on shares he or she has sold or exchanged and replaced within a 61-day period beginning 30 days before and ending 30 days after he or she sold or exchanged the shares. The Code will not allow a shareholder to realize a loss on the sale of Fund shares held by the shareholder for six months or less to the extent the shareholder received exempt interest dividends on such shares. Moreover, the Code will treat a shareholder's loss on shares held for six months or less as a long-term capital loss to the extent the shareholder received distributions of net capital gains on such shares.

         Shareholders who fail to furnish their taxpayer identification numbers to the Fund and to certify as to its correctness and certain other shareholders may be subject to a 31% federal income tax backup withholding requirement on dividends, distributions of capital gains and redemption proceeds paid to them by the Fund. If the withholding provisions are applicable, any such dividends or capital gain distributions to these shareholders, whether taken in cash or reinvested in additional shares, and any redemption proceeds will be reduced by the amounts required to be withheld. Investors may wish to consult their own tax advisors about the applicability of the backup withholding provisions.

Other Tax Considerations

         The foregoing discussion relates solely to U.S. federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates). It does not reflect the special tax consequences to certain taxpayers (e.g., banks, insurance companies, tax exempt organizations and foreign persons). Shareholders are encouraged to consult their own tax advisors regarding specific questions relating to federal, state and local tax consequences of investing in shares of the Fund.

         Each shareholder who is not a U.S. person should consult his or her tax advisor regarding the U.S. and foreign tax consequences of ownership of shares of the Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under a tax treaty) on amounts treated as income from U.S. sources under the Code.


                                    BROKERAGE

Brokerage Commissions

         If the Fund invests in equity securities, it expects to buy and sell them through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down. Where transactions are made in the over-the-counter market, the Fund will deal with primary market makers unless more favorable prices are otherwise obtainable.

         If the Fund invests in fixed income securities, it expects to buy and sell them directly from the issuer or an underwriter or market maker for the securities. Generally, the Fund will not pay brokerage commissions for such purchases. When the Fund buys a security from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When the Fund executes transactions in the over-the-counter market, it will deal with primary market makers unless more favorable prices are otherwise obtainable.

Selection of Brokers

         When buying and selling portfolio securities, the advisor seeks brokers who can provide the most benefit to the Fund. When selecting a broker, the investment advisor will primarily look for the best price at the lowest commission, but in the context of the broker's:

         1.       ability to provide the best net financial result to the Fund;
         2.       efficiency in handling trades;
         3.       ability to trade large blocks of securities;
         4.       readiness to handle difficult trades;
         5.       financial strength and stability; and
         6. provision of "research services," defined as (a) reports and analyses concerning issuers, industries, securities and economic factors and (b) other information useful in making investment decisions.

         The Fund may pay higher brokerage commissions to a broker providing it with research services, as defined in item 6, above. Pursuant to Section 28(e) of the Securities Exchange Act of 1934, this practice is permitted if the commission is reasonable in relation to the brokerage and research services provided. Research services provided by a broker to the investment advisor do not replace, but supplement, the services the investment advisor is required to deliver to the Fund. It is impracticable for the investment advisor to allocate the cost, value and specific application of such research services among its clients because research services intended for one client may indirectly benefit another.

         When selecting a broker for portfolio trades, the investment advisor may also consider the amount of Fund shares a broker has sold, subject to the other requirements described above.

         If the Fund is advised by Evergreen Asset Management Company ("EAMC"), Lieber & Company, an affiliate of EAMC and a member of the New York and American Stock Exchanges, will to the extent practicable effect substantially all of the portfolio transactions effected on those exchanges for the Fund.

Simultaneous Transactions

         The investment advisor makes investment decisions for the Fund independently of decisions made for its other clients. When a security is suitable for the investment objective of more than one client, it may be prudent for the investment advisor to engage in a simultaneous transaction, that is, buy or sell the same security for more than one client. The investment advisor strives for an equitable result in such transactions by using an allocation formula. The high volume involved in some simultaneous transactions can result in greater value to the Fund, but the ideal price or trading volume may not always be achieved for the Fund.


                                  ORGANIZATION

         The foregoing is qualified in its entirety by reference to each Trust's Declaration of Trust.

Description of Shares

         The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest of series and classes of shares. Each share of the Fund represents an equal proportionate interest with each other share of that series and/or class. Upon liquidation, shares are entitled to a pro rata share of the Trust based on the relative net assets of each series and/or class. Shareholders have no preemptive or conversion rights. Shares are redeemable and transferable.

Voting Rights

         Under the terms of the Declaration of Trust, the Trust is not required to hold annual meetings. At meetings called for the initial election of Trustees or to consider other matters, each share is entitled to one vote for each dollar of "NAV"applicable to such share. Shares generally vote together as one class on all matters. Classes of shares of the Fund have equal voting rights. No amendment may be made to the Declaration of Trust that adversely affects any class of shares without the approval of a majority of the votes applicable to the shares of that class. Shares have non-cumulative voting rights, which means that the holders of more than 50% of the votes applicable to shares voting for the election of Trustees can elect 100% of the Trustees to be elected at a meeting and, in such event, the holders of the remaining shares voting will not be able to elect any Trustees.

         After the initial meeting as described above, no further meetings of shareholders for the purpose of electing Trustees will be held, unless required by law (for such reasons as electing or removing Trustees, changing fundamental policies, and approving advisory agreements or 12b-1 plans), unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time, the Trustees then in office will call a shareholders' meeting for the election of Trustees.

Limitation of Trustees' Liability

         The Declaration of Trust provides that a Trustee will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his duties involved in the conduct of his office.

Banking Laws

         The Glass-Steagall Act and other banking laws and regulations presently prohibit member banks of the Federal Reserve System ("Member Banks") or their non-bank affiliates from sponsoring, organizing, controlling, or distributing the shares of registered, open-end investment companies such as the Trust. Such laws and regulations also prohibit banks from issuing, underwriting or distributing securities in general. However, under the Glass-Steagall Act and such other laws and regulations, a Member Bank or an affiliate thereof may act as investment advisor, transfer agent or custodian to a registered open-end investment company and may also act as agent in connection with the purchase of shares of such an investment company upon the order of its customer. FUNB and its affiliates are subject to, and in compliance with, the aforementioned laws and regulations.

         Changes to applicable laws and regulations or future judicial or administrative decisions could result in FUNB and its affiliates being prevented from continuing to perform the services required under the investment advisory contract or from acting as agent in connection with the purchase of shares of the Fund by its customers. If FUNB and its affiliates were prevented from continuing to provide for services called for under the investment advisory agreement, it is expected that the Trustees would identify, and call upon the Fund's shareholders to approve a new investment advisor. If this were to occur, it is not anticipated that the shareholders of the Fund would suffer any adverse financial consequences.


                          INVESTMENT ADVISORY AGREEMENT

         On behalf of the Fund, the Trust has entered into an investment advisory agreement with the Fund's investment advisor (the "Advisory Agreement"). Under the Advisory Agreement, and subject to the supervision of the Trust's Board of Trustees, the investment advisor furnishes to the Fund (unless the Fund is Evergreen Masters Fund ) investment advisory, management and administrative services, office facilities, and equipment in connection with its services for managing the investment and reinvestment of the Fund's assets. The investment advisor pays for all of the expenses incurred in connection with the provision of its services.

         If the Fund is Evergreen Masters Fund, the Advisory Agreement is similar to the above except that the investment advisor selects sub-advisors (hereinafter referred to as "Managers") for the Fund and monitors each Manager's investment program and results. The investment advisor has primary responsibility under the multi-manager strategy to oversee the Managers, including making recommendations to the Trust regarding the hiring, termination and replacement of Managers.

          The Fund pays for all charges and expenses, other than those specifically referred to as being borne by the investment advisor, including, but not limited to, (1) custodian charges and expenses; (2) bookkeeping and auditors' charges and expenses; (3) transfer agent charges and expenses; (4) fees and expenses of Independent Trustees; (5) brokerage commissions, brokers' fees and expenses; (6) issue and transfer taxes; (7) applicable costs and expenses under the Distribution Plan (as described above) (8) taxes and trust fees payable to governmental agencies; (9) the cost of share certificates; (10) fees and expenses of the registration and qualification of the Fund and its shares with the SEC or under state or other securities laws; (11) expenses of preparing, printing and mailing prospectuses, SAIs, notices, reports and proxy materials to shareholders of the Fund; (12) expenses of shareholders' and Trustees' meetings; (13) charges and expenses of legal counsel for the Fund and for the Independent Trustees on matters relating to the Fund; (14) charges and expenses of filing annual and other reports with the SEC and other authorities; and (15) all extraordinary charges and expenses of the Fund. For information on advisory fees paid by the Fund, see "Expenses" in Part 1 of this SAI.

         The Advisory Agreement continues in effect for two years from its effective date and, thereafter, from year to year only if approved at least annually by the Board of Trustees of the Trust or by a vote of a majority of the Fund's outstanding shares. In either case, the terms of the Advisory Agreement and continuance thereof must be approved by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated, without penalty, on 60 days' written notice by the Trust's Board of Trustees or by a vote of a majority of outstanding shares. The Advisory Agreement will terminate automatically upon its "assignment" as that term is defined in the 1940 Act.

Managers (Evergreen Masters Fund only)

         Evergreen Masters Fund's investment program is based upon the investment advisor's multi-manager concept. The investment advisor allocates the Fund's portfolio assets on an equal basis among a number of investment management organizations - currently four in number - each of which employs a different investment style, and periodically rebalances the Fund's portfolio among the Managers so as to maintain an approximate equal allocation of the portfolio among them throughout all market cycles. Each Manager provides these services under a Portfolio Management Agreement. Each Manager has discretion, subject to oversight by the Trustees and the investment advisor, to purchase and sell portfolio assets consistent with the Fund's investment objectives, policies and restrictions and specific investment strategies developed by the investment advisor. The Fund's current Managers are EAMC, MFS Institutional Advisors, Inc., OppenheimerFunds, Inc. and Putnam Investment Management, Inc.

         The Trust and FUNB have received an order from the SEC that permits the investment advisor to employ a "manager of managers" strategy in connection with its management of the Fund. The exemptive order permits the investment advisor, subject to certain conditions, and without shareholder approval, to: (a) select new Managers who are unaffiliated with the investment advisor with the approval of the Trust's Board of Trustees; (b) change the material terms of the Portfolio Management Agreements with the Managers; and (c) continue the employment of a Manager after an event which would otherwise cause the automatic termination of a Portfolio Management Agreement. Shareholders would be notified of any Manager changes. Shareholders have the right to terminate arrangements with a Manager by vote of a majority of the outstanding shares of the Fund. The order also permits the Fund to disclose the Managers' fees only in the aggregate.

Transactions Among Advisory Affiliates

         The Trust has adopted procedures pursuant to Rule 17a-7 of the 1940 Act ("Rule 17a-7 Procedures"). The Rule 17a-7 Procedures permit the Fund to buy or sell securities from another investment company for which a subsidiary of First Union Corporation is an investment advisor. The Rule 17a-7 Procedures also allow the Fund to buy or sell securities from other advisory clients for whom a subsidiary of First Union Corporation is an investment advisor. The Fund may engage in such transaction if it is equitable to each participant and consistent with each participant's investment objective.


                             MANAGEMENT OF THE TRUST

         The Trust is supervised by a Board of Trustees that is responsible for representing the interest of the shareholders. The Trustees meet periodically throughout the year to oversee the Fund's activities, reviewing, among other things, the Fund's performance and its contractual arrangements with various service providers. Each Trustee is paid a fee for his or her services.
See "Expenses-Trustee Compensation" in Part 1 of this SAI.

         The Trust has an Executive Committee which consists of the Chairman of the Board, Michael Scofield, K. Dun Gifford and Russell Salton, each of whom is an Independent Trustee. The Executive Committee recommends Trustees to fill vacancies, prepares the agenda for Board Meetings and acts on routine matters between scheduled Board meetings.

         Set forth below are the Trustees and officers of the Trust and their principal occupations and affiliations over the last five years. Unless otherwise indicated, the address for each Trustee and officer is 200 Berkeley Street, Boston, Massachusetts 02116. Each Trustee is also a Trustee of each of the other Trusts in the Evergreen Fund complex.

Name                                 Position with Trust         Principal Occupations for Last Five Years
Laurence B. Ashkin                   Trustee                     Real estate developer and construction consultant; and
(DOB: 2/2/28)                                                    President of Centrum Equities (real estate development) and
                                                                 Centrum Properties, Inc.(real estate development).

Charles A. Austin III                Trustee                     Investment Counselor to Appleton Partners, Inc.(investment
(DOB: 10/23/34)                                                  advice); former Director, Executive Vice President and
                                                                 Treasurer, State Street Research & Management Company
                                                                 (investment advice); Director, The Andover Companies
                                                                 (insurance); and Trustee, Arthritis Foundation of New
                                                                 England.

K. Dun Gifford                       Trustee                     Trustee, Treasurer and Chairman of the Finance Committee,
(DOB: 10/12/38)                                                  Cambridge College; Chairman Emeritus and Director, American
                                                                 Institute of Food and Wine; Chairman and President, Oldways
                                                                 Preservation and Exchange Trust (education); former Chairman of the Board, Director, and Executive Vice President, The
                                                                 London Harness Company (leather goods purveyor); former
                                                                 Managing Partner, Roscommon Capital Corp.; former Chief
                                                                 Executive Officer, Gifford Gifts of Fine Foods; former
                                                                 Chairman, Gifford, Drescher & Associates (environmental
                                                                 consulting).

Leroy Keith, Jr.                     Trustee                     Chairman of the Board and Chief Executive Officer, Carson
(DOB: 2/14/39)                                                   Products Company (manufacturing); Director of Phoenix Total
                                                                 Return Fund and Equifax, Inc. (worldwide information
                                                                 management); Trustee of Phoenix Series Fund, Phoenix
                                                                 Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund;
                                                                 and former President, Morehouse College.

Gerald M. McDonnell                  Trustee                     Sales Representative with Nucor-Yamoto, Inc. (steel
(DOB: 7/14/39)                                                   producer).

Thomas  L. McVerry                   Trustee                     Former Vice President and Director of Rexham Corporation
(DOB: 8/2/39)                                                    (manufacturing); and former Director of Carolina
                                                                 Cooperative Federal Credit Union.

William Walt Pettit                  Trustee                     Partner in the law firm of William Walt Pettit, P.A.
(DOB: 8/26/55)

David M. Richardson                  Trustee                     Vice Chair and former Executive Vice President, DHR
(DOB: 9/14/41)                                                   International, Inc. (executive recruitment); former Senior
                                                                 Vice President, Boyden International Inc. (executive
                                                                 recruitment); and Director, Commerce and Industry
                                                                 Association of New Jersey, 411 International, Inc.
                                                                 (communications), and J&M Cumming Paper Co.

Russell A. Salton, III MD            Trustee                     Medical Director, U.S. Health Care/Aetna Health Services;
(DOB: 6/2/47)                                                    former Managed Health Care Consultant; and former
                                                                 President, Primary Physician Care.

Michael S. Scofield                  Chairman of the             Attorney, Law Offices of Michael S. Scofield.
(DOB: 2/20/43)                       Board of Trustees

Richard J. Shima                     Trustee                     Former Chairman, Environmental Warranty, Inc. (insurance
(DOB: 8/11/39)                                                   agency); Executive Consultant, Drake Beam Morin, Inc.
                                                                 (executive outplacement); Director of Connecticut Natural
                                                                 Gas Corporation, Hartford Hospital, Old State House
                                                                 Association, Middlesex Mutual Assurance Company (property/
                                                                 casualty insurance), and Enhance Financial Services, Inc.
                                                                 (financial guaranty insurance); Chairman, Board of Trustees,
                                                                 Hartford Graduate Center; Trustee, Greater Hartford YMCA;
                                                                 former Director, Vice Chairman and Chief Investment Officer,
                                                                 The Travelers Corporation; former Trustee, Kingswood-Oxford
                                                                 School; and former Managing Director and Consultant, Russell
                                                                 Miller, Inc.(investment banking, specializing in the
                                                                 insurance industry)

Anthony J. Fischer*                 President and Treasurer     Vice President/Client Services, BISYS Fund Services.
(DOB:2/10/59)

Nimish S. Bhatt**                    Vice President and          Vice President, Tax, BISYS Fund Services; former Assistant
(DOB: 6/6/63)                        Assistant Treasurer         Vice President, EAMC/First Union National Bank; former
                                                                 Senior Tax Consulting/Acting Manager, Investment Companies
                                                                 Group, PricewaterhouseCoopers LLP, New York.

Bryan Haft**                         Vice President              Team Leader, Fund Administration, BISYS Fund Services.
(DOB: 1/23/65)
                                                                 Senior Vice President and Assistant General Counsel, First
Michael H. Koonce                    Secretary                   Union Corporation; former Senior Vice President and General
(DOB: 4/20/60)                                                   Counsel, Colonial Management Associates, Inc.


*Address: BISYS Fund Services, 90 Park Avenue, New York, New York 10016
**Address: BISYS, 3435 Stelzer Road, Columbus, Ohio 43219-8001


                      CORPORATE AND MUNICIPAL BOND RATINGS

         The Fund relies on ratings provided by independent rating services to help determine the credit quality of bonds and other obligations the Fund intends to purchase or already owns. A rating is an opinion of an issuer's ability to pay interest and/or principal when due. Ratings reflect an issuer's overall financial strength and whether it can meet its financial commitments under various economic conditions.

         If a security held by the Fund loses its rating or has its rating reduced after the Fund has purchased it, the Fund is not required to sell or otherwise dispose of the security, but may consider doing so.

         The principal rating services, commonly used by the Fund and investors generally, are S&P and Moody's. The Fund may also rely on ratings provided by Fitch. Rating systems are similar among the different services. As an example, the chart below compares basic ratings for long-term bonds. The "Credit Quality" terms in the chart are for quick reference only. Following the chart are the specific definitions each service provides for its ratings.


                 COMPARISON OF LONG-TERM BOND RATINGS

----------------- --------- ---------- ========================================

MOODY'S           S&P       FITCH      Credit Quality
----------------- --------- ---------- ========================================
----------------- --------- ---------- ========================================

Aaa               AAA       AAA        Excellent Quality (lowest risk)
----------------- --------- ---------- ========================================
----------------- --------- ---------- ========================================

Aa                AA        AA         Almost Excellent Quality (very low risk)
----------------- --------- ---------- ========================================
----------------- --------- ---------- ========================================

A                 A         A          Good Quality (low risk)
----------------- --------- ---------- ========================================
----------------- --------- ---------- ========================================

Baa               BBB       BBB        Satisfactory Quality (some risk)
----------------- --------- ---------- ========================================
----------------- --------- ---------- ========================================

Ba                BB        BB         Questionable Quality (definite risk)
----------------- --------- ---------- ========================================
----------------- --------- ---------- ========================================

B                 B         B          Low Quality (high risk)
----------------- --------- ---------- ========================================
----------------- --------- ---------- ========================================

Caa/Ca/C          CCC/CC/C  CCC/CC/C   In or Near Default
----------------- --------- ---------- ========================================
----------------- --------- ---------- ========================================

                  D         DDD/DD/D   In Default
----------------- --------- ---------- ========================================


                                CORPORATE BONDS

                                LONG-TERM RATINGS

Moody's Corporate Long-Term Bond Ratings

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa Bonds which are rated Baa are considered as medium-grade obligations, (i.e. they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa to Caa. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range raking and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

S&P  Corporate Long-Term Bond Ratings

AAA An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC and C: As described below, obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet it financial commitment on the obligation.

CCC An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC An obligation rated CC is currently highly vulnerable to nonpayment.

C The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D The D rating, unlike other ratings, is not prospective; rather, it is used only where a default has actually occurred--and not where a default is only expected. S&P changes ratings to D either:

!        On the day an interest and/or principal payment is due and is not paid.
         An exception is made if there is a grace period and S&P believes that a payment will be made, in which case the rating can be maintained; or

! Upon voluntary bankruptcy filing or similar action. An exception is made if S&P expects that debt service payments will continue to be made on a specific issue. In the absence of a payment default or bankruptcy filing, a technical default (i.e., covenant violation) is not sufficient for assigning a D rating.

Plus (+) or minus (-) The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Fitch Corporate Long-Term Bond Ratings

Investment Grade

AAA Highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. A ratings denote a lower expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.


Speculative Grade

BB Speculative. BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met.
Securities rated in this category are not investment grade.

B Highly speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C High default risk. Default is a real possibility. Capacity for meeting financial commitment is solely reliant upon sustained, favorable business or economic developments. A CC rating indicates that default of some kind appears probable. C ratings signal imminent default.

DDD, DD, D Default. Securities are not meeting current obligations and are extremely speculative. DDD designates the highest potential for recovery of amounts outstanding on any securities involved. For U.S. corporates, for example, DD indicates expected recovery of 50%-90% of such outstandings, and D the lowest recovery potential, i.e. below 50%.

+ or - may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA rating category or to categories below CCC.

                          CORPORATE SHORT-TERM RATINGS

Moody's Corporate Short-Term Issuer Ratings

Prime-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics.

--  Leading market positions in well-established industries.

--  High rates of return on funds employed.

-- Conservative capitalization structure with moderate reliance on debt and ample asset protection.

-- Broad margins in earnings coverage of fixed financial changes and high internal cash generation.

-- Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage.
Adequate alternate liquidity is maintained.

Not Prime Issuers rated Not Prime do not fall within any of the Prime rating categories.


S&P Corporate Short-Term Obligation Ratings

A-1 A short-term obligation rated A-1 is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D The D rating, unlike other ratings, is not prospective; rather, it is used only where a default has actually occurred--and not where a default is only expected. S&P changes ratings to D either:

!        On the day an interest and/or principal payment is due and is not paid.
         An exception is made if there is a grace period and S&P believes that a payment will be made, in which case the rating can be maintained; or

! Upon voluntary bankruptcy filing or similar action, An exception is made if S&P expects that debt service payments will continue to be made on a specific issue. In the absence of a payment default or bankruptcy filing, a technical default (i.e., covenant violation) is not sufficient for assigning a D rating.

Fitch Corporate Short-Term Obligation Ratings

F1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.


F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D Default. Denotes actual or imminent payment default.


                                 MUNICIPAL BONDS

                                LONG-TERM RATINGS

Moody's Municipal Long-Term Bond Ratings

Aaa Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A Bonds rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa Bonds rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa to B. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range raking and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

S&P Municipal Long-Term Bond Ratings

AAA An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         BB, B, CCC, CC and C: As described below, obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet it financial commitment on the obligation.



CCC An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC An obligation rated CC is currently highly vulnerable to nonpayment.

C The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-) The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Fitch Municipal Long-Term Bond Ratings

Investment Grade

AAA Highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. A ratings denote a lower expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB Speculative. BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met.
Securities rated in this category are not investment grade.


B Highly speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A CC rating indicates that default of some kind appears probable. C ratings signal imminent default.

DDD, DD, D Default. Securities are not meeting current obligations and are extremely speculative. DDD designates the highest potential for recovery of amounts outstanding on any securities involved. DD designates lower recovery potential and D the lowest.

+ or - may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA rating category or to categories below CCC.


                          SHORT-TERM MUNICIPAL RATINGS

Moody's Municipal Short-Term Issuer Ratings

Prime-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidence by many of the following characteristics.

- --  Leading market positions in well-established industries.

- --  High rates of return on funds employed.

-- Conservative capitalization structure with moderate reliance on debt and ample asset protection.

-- Broad margins in earnings coverage of fixed financial changes and high internal cash generation.

-- Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage.
Adequate alternate liquidity is maintained.

Not Prime Issuers rated Not Prime do not fall within any of the Prime rating categories.

Moody's Municipal Short-Term Loan Ratings

MIG 1 This designation denotes best quality. There is strong protection by established cash flows, superior liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3 This designation denotes favorable quality. Liquidity and cash-flow protection may be narrow and market access for refinancing is likely to be less well established.

SG This designation denotes speculative quality. Debt instruments in this category may lack margins of protection.


S&P Commercial Paper Ratings

A-1 This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3 Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B Issues rated B are regarded as having only speculative capacity for timely payment.

C This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period.

S&P Municipal Short-Term Obligation Ratings

SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2   Satisfactory   capacity  to  pay  principal   and  interest,   with  some
vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 Speculative capacity to pay principal and interest.


Fitch Municipal Short-Term Obligation Ratings

F1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D Default. Denotes actual or imminent payment default.



                             ADDITIONAL INFORMATION

         Except as otherwise stated in its prospectus or required by law, the Fund reserves the right to change the terms of the offer stated in its prospectus without shareholder approval, including the right to impose or change fees for services provided.

         No dealer, salesman or other person is authorized to give any information or to make any representation not contained in the Fund's prospectus, SAI or in supplemental sales literature issued by the Fund or EDI, and no person is entitled to rely on any information or representation not contained therein.

         The Fund's prospectus and SAI omit certain information contained in the Trust's registration statement, which you may obtain for a fee from the SEC in Washington, D.C.

ANNUAL REPORT




                                       SEPTEMBER 30, 1999




                                       DAVIS TAX-FREE
                                       HIGH INCOME FUND





















[DAVIS FUNDS LOGO]

DAVIS TAX-FREE HIGH INCOME FUND, INC.
P.O. Box 1688, 124 East Marcy Street
Santa Fe, New Mexico  87501
================================================================================

Dear Shareholder,

Despite 1999's difficult bond market environment, the Davis Tax-Free High Income Fund continues to be one of the top-performing municipal bond funds on a risk-adjusted basis. Your Fund's Class A and Class B shares enjoy Morningstar's highest ***** (five-star) rating for risk-adjusted performance over every time period measured.(1)

In terms of absolute performance, the Fund's Class A shares declined 0.61% (based on net asset value) for the one-year period ended September 30, 1999.(2) While we view this as a disappointing result, your Fund did outperform its peer group, with the 52 high-yield municipal bond funds tracked by Lipper Analytical Services registering an average decline of 1.54% for the same time period.(3)

In addition, the credit quality and liquidity of the Fund's portfolio are substantially better than the average high-yield fund--meaning your Fund took far less risk in achieving its results.

A TRYING TIME FOR BONDS

The year 1999 is on track to becoming the worst year for the bond market since 1927. The yield on the 30-year U.S. Treasury "long bond" increased 96 basis points from 5.09% to 6.05% and the price of the bond went down by 13% in the first nine months of the year.

The municipal market also posted poor results--with the yield on the average AAA-rated municipal rising 79 basis points from 4.95% to 5.74%, resulting in a price drop of around 11% over the same time frame. A primary reason for the municipal market's negative performance was lack of institutional demand. Large insurance companies, normally big buyers of tax-free municipal bonds, had less need for tax-free income because of lower profitability. In addition, municipal bond funds in general were experiencing net shareholder redemptions and were selling more municipal bonds than they were buying in order to meet those redemptions.

Overall, we believe the bond markets today offer investors great value and municipal securities in particular provide exceptional value. Yields on AAA-rated municipal bonds have risen to about 95% of U.S. Treasury yields--the highest this percentage has been since the mid-1990s. These yields make the case for owning tax-free municipals compelling, particularly for investors in higher tax brackets.

At the same time, the yield spreads between high-quality and low-quality bonds have widened from about 25 basis points at the beginning of year to about 45 basis points at the end of September. This means lower quality bonds have performed worse than higher quality bonds.

In this uncertain environment, the Fund continued to upgrade the credit quality of its portfolio as it has done for several years. The average credit quality of the rated securities in our portfolio is AA--an investment-grade rating considerably higher than the credit quality rating of most high-yield municipal funds.(4) And the percentage of nonrated securities is around 7%, the lowest level it has been since June, 1990.

As a further risk-reducing strategy, the Fund is well diversified with 377 positions from issuers in most states and Puerto Rico. Because even our biggest holdings each represent less than 2 1/2% of the portfolio, no one position by itself should have a substantial impact on the Fund's overall results.

DAVIS TAX-FREE HIGH INCOME FUND, INC.
P.O. Box 1688, 124 East Marcy Street
Santa Fe, New Mexico  87501
================================================================================

MANAGING FOR RISK-ADJUSTED PERFORMANCE

The Davis Tax-Free High Income Fund continues to employ the same disciplined investment approach and intensive research process that it used to achieve its top risk-adjusted performance rating. We constantly evaluate each bond's credit quality and security characteristics in terms of upside potential and downside protection. Our objective is to maximize total return relative to the amount of risk taken and to optimize tax-free income. We also monitor the characteristics of the portfolio as a whole in order to assure proper portfolio diversification.(5)

The bonds we own possess a variety of special characteristics that have made them more resilient in the down market we have experienced in 1999. For example, we own higher coupon bonds with shorter maturities and lower durations. In addition, the Fund's strategy of investing in cushion bonds--a principal investment focus for several years--proved beneficial in this environment.

Cushion bonds are bonds with above-average interest coupons trading at relatively low prices because the market expects them to be called in by the issuer long before maturity, but that we think are unlikely to be called for various structural reasons. Because the bonds are purchased at fairly low prices, the Fund has some protection or cushion if the overall market drops. Furthermore, if the bonds remain outstanding after the anticipated call date--as has occurred in many cases--the Fund continues collecting the high tax-free income.

By employing these strategies, the Fund sacrificed some upside potential to gain a more than proportionate amount of downside protection. As the market declined, we outperformed on a relative basis.

As the market continued to trade off in the second and third quarter of 1999, many of the Fund's cushion bonds lost their price cushion and we sold them. We also sold off lower quality bonds that were somewhat defensive. At the same time, we began gradually moving into more aggressive, higher quality bonds with better upside potential, such as zero coupon bonds and lower coupon, AAA-rated insured bonds--even picking up some additional yield in certain instances. This turned out to be a smart move, as credit quality spreads widened and higher quality bonds performed relatively better than lower grade issues.

Going forward, we plan to pursue the same strategies, assuming interest rates stabilize or trend lower as we expect. That is, we intend to maintain our core portfolio and, as opportunities arise, make commitments to bonds that offer more yield per credit quality and more upside potential while giving up only a little bit of downside protection. In a flat to declining interest rate environment, that seems like a good trade-off to us. As always, we remain committed to helping shareholders build and preserve wealth through prudent strategies focused on minimizing volatility and optimizing long-term, risk-adjusted performance.

Sincerely,

/s/ Shelby M.C. Davis                  /s/ B. Clark Stamper

Shelby M.C. Davis                      B. Clark Stamper
Chief Investment Officer               Portfolio Manager

November 5, 1999

DAVIS TAX-FREE HIGH INCOME FUND, INC.
P.O. Box 1688, 124 East Marcy Street
Santa Fe, New Mexico  87501
================================================================================

This Annual Report is authorized for distribution only when accompanied or preceded by a current prospectus of Davis Tax-Free High Income Fund which contains more information about risks, fees and expenses. Please read the prospectus carefully before investing or sending money.

(1) Morningstar proprietary ratings reflect historical risk-adjusted performance as of September 30, 1999. Subject to change every month, Morningstar ratings are calculated from a fund's three-, five-, and ten-year average annual total returns in excess of 90-day Treasury bill (T-bill) returns, with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day T-bill returns. The Fund's Class A shares (inception date December 1, 1994) were rated against 1611 short-term municipal bond funds for the three-year period. The Fund's Class B shares were rated against 1611, 1241, and 375 short-term municipal bond funds for the three-, five-, and ten-year periods, respectively. Ten percent of the funds in an investment category receive five stars; the next 22.5% receive four stars; the next 35% receive three stars; the next 22.5% receive two stars, and 10% receive one star. Star ratings for the Fund's other classes may vary and are available only for those classes with at least three years of performance history. Past performance is not a guarantee of future results.

(2) Total return assumes reinvestment of dividends and capital gain distributions. Past performance is not a guarantee of future results. Investment return and principal value will vary so that, when redeemed, an investor's shares may be worth more or less than when purchased. Below are the average annual total returns for all classes of shares for Davis Tax-Free High Income Fund for the periods ended September 30, 1999.

* (Without a 4.75% sales charge or any applicable contingent deferred sales charge taken into consideration for the period ended September 30, 1999)

--------------------------------------------------------------------------------
FUND NAME                       1 YEAR     5 YEAR    10 YEAR    INCEPTION
--------------------------------------------------------------------------------
Davis Tax-Free High Income A    (0.61%)    N/A       N/A        5.72% - 12/01/94
--------------------------------------------------------------------------------
Davis Tax-Free High Income B    (1.39%)    4.63%     5.92%      6.50% - 03/21/85
--------------------------------------------------------------------------------
Davis Tax-Free High Income C    (1.34%)    N/A       N/A        2.39% - 08/18/97
--------------------------------------------------------------------------------
Davis Tax-Free High Income Y    (0.51%)    N/A       N/A        2.88% - 10/06/97
--------------------------------------------------------------------------------

** (With a 4.75% sales charge or any applicable contingent deferred sales charge taken into consideration for the period ended September 30, 1999)

--------------------------------------------------------------------------------
FUND NAME                       1 YEAR     5 YEAR    10 YEAR    INCEPTION
--------------------------------------------------------------------------------
Davis Tax-Free High Income A    (5.34%)    N/A       N/A        4.67% - 12/01/94
--------------------------------------------------------------------------------
Davis Tax-Free High Income B    (5.16%)    4.31%     5.92%      6.50% - 03/21/85
--------------------------------------------------------------------------------
Davis Tax-Free High Income C    (2.28%)    N/A       N/A        2.39% - 08/18/97
--------------------------------------------------------------------------------
Davis Tax-Free High Income Y    (0.51%)    N/A       N/A        2.88% - 10/06/97
--------------------------------------------------------------------------------

(3) Lipper Analytical Services rankings are based on total returns but do not consider sales charges.

(4) Standard & Poor's Corporate Bond Ratings - Debt rated AA has a very strong capacity to pay interest and repay principal, and differs from the highest rated issues only in small degree.

(5) There can be no guarantee that the Fund will achieve its goals.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

DAVIS TAX-FREE HIGH INCOME FUND, INC.
P.O. Box 1688, 124 East Marcy Street
Santa Fe, New Mexico 87501
================================================================================

TABLE OF KEY STATISTICS

                          NET ASSET VALUE TOTAL RETURNS

--------------------------------------------------------------------------------
 Class A Shares       3 mos. (1.02%)       6 mos. (1.80%)       12 mos. (0.61%)
 Class B Shares       3 mos. (1.22%)       6 mos. (2.19%)       12 mos. (1.39%)
 Class C Shares       3 mos. (1.20%)       6 mos. (2.15%)       12 mos. (1.34%)
 Class Y Shares       3 mos. (1.09%)       6 mos. (1.81%)       12 mos. (0.51%)
--------------------------------------------------------------------------------

                  NET ASSET VALUE AVERAGE ANNUAL TOTAL RETURNS

--------------------------------------------------------------------------------
 Class A Shares      3 yrs. 4.46%     Since inception (December 1, 1994)  5.72%
 Class B Shares      3 yrs. 3.68%        5 yrs.     4.63%     10 yrs.     5.92%
 Class C Shares                       Since inception (August 18, 1997)   2.39%
 Class Y Shares                       Since inception (October 6, 1997)   2.88%
--------------------------------------------------------------------------------

    COMPOSITION OF THE FUND'S PORTFOLIO BY QUALITY RATING AS A PERCENTAGE OF
                       TOTAL ASSETS AT SEPTEMBER 30, 1999

Moody's/S&P                           Fund's Assessment of  General Definition
Rating Category           Percentage  Non-rated Securities    of Bond Quality
- ---------------           ----------  --------------------    ---------------
Aaa/AAA..................   58.15%            0.49%          Highest quality
Aa/AA....................   13.45%            0.00%          High quality
A/A......................   10.44%            0.67%          Upper medium grade
Baa/BBB..................    6.92%            1.08%          Medium grade
Ba/BB....................    1.08%            3.96%          Some speculative
                                                               elements
B/B......................    0.47%            1.19%          Speculative
Caa/CCC..................    0.00%            0.00%          More speculative
Ca, C/CC, C, D...........    0.00%            0.00%          Very speculative,
                                                               may be in default
Not Rated................    7.39%            0.00%          Not rated by
                                                             Moody's or S&P
Short-term Investments...    2.10%            0.00%
                           -------            -----
                           100.00%            7.39%


Average credit rating:             AA
Weighted average maturity:         18.26 years

DAVIS TAX-FREE HIGH INCOME FUND, INC.
COMPARISON OF DAVIS TAX-FREE HIGH INCOME FUND, INC., CLASS A SHARES AND LEHMAN BROTHERS 10 YEAR REVENUE BOND INDEX
================================================================================

Average Annual Total Return For the Periods ended September 30, 1999.

- ---------------------------------------------------------------
CLASS A SHARES
(This calculation includes an initial sales charge of 4 3/4%).
One Year .........................................    (5.34%)
Life of Class (December 1, 1994
         through September 30, 1999)..............     4.67%
- ---------------------------------------------------------------

$10,000 INVESTED AT INCEPTION. Let's say you invested $10,000 in Davis Tax-Free High Income Fund, Inc. A shares on December 1, 1994 (inception of class) and paid a 4 3/4% sales charge. As the chart below shows, by September 30, 1999 the value of your investment would have grown to $12,467 - a 24.67% increase on your initial investment. For comparison, the Lehman Brothers 10 Year Revenue Bond Index is also presented on the chart below.

                                                            Lehman Brothers
               Davis Tax-Free High Income Fund Class A      10 Year Revenue
               ---------------------------------------      ---------------
12/1/94                            9,525                         10,000
9/30/95                           10,285                         11,652
9/30/96                           10,936                         12,162
9/30/97                           11,774                         13,283
9/30/98                           12,543                         14,449
9/30/99                           12,467                         14,433


Lehman Brothers 10 Year Revenue Bond Index is an unmanaged index and has no specific investment objective. The index used includes gross dividends reinvested, but does not take into account any sales charge.

The performance data for Davis Tax-Free High Income Fund, Inc. contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

DAVIS TAX-FREE HIGH INCOME FUND, INC.
COMPARISON OF DAVIS TAX-FREE HIGH INCOME FUND, INC., CLASS B SHARES AND LEHMAN BROTHERS 10 YEAR REVENUE BOND INDEX
================================================================================

Average Annual Total Return For the Periods ended September 30, 1999.

- ---------------------------------------------------------------
CLASS B SHARES (This calculation includes applicable contingent deferred sales charges.)
One Year............................................... (5.16%)
Five Years.............................................. 4.31%
Ten Years............................................... 5.92%
- ---------------------------------------------------------------

$10,000 INVESTED OVER TEN YEARS. Let's say you invested $10,000 in Davis Tax-Free High Income Fund, Inc. B shares on September 30, 1989. As the chart below shows, by September 30, 1999 the value of your investment would have grown to $17,775 - a 77.75% increase on your initial investment. For comparison, the Lehman Brothers 10 Year Revenue Bond Index is also presented on the chart below.

                                                            Lehman Brothers
               Davis Tax-Free High Income Fund Class B      10 Year Revenue
               ---------------------------------------      ---------------
9/30/89                            10,000                        10,000
9/30/90                            10,537                        10,675
9/30/91                            11,600                        12,175
9/30/92                            12,635                        13,435
9/30/93                            13,784                        15,214
9/30/94                            14,172                        14,957
9/30/95                            15,113                        16,704
9/30/96                            15,949                        17,542
9/30/97                            17,047                        19,159
9/30/98                            18,026                        20,841
9/30/99                            17,775                        20,818


Lehman Brothers 10 Year Revenue Bond Index is an unmanaged index and has no specific investment objective. The index used includes gross dividends reinvested, but does not take into account any sales charge.

The performance data for Davis Tax-Free High Income Fund, Inc. contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

DAVIS TAX-FREE HIGH INCOME FUND, INC. COMPARISON OF DAVIS
TAX-FREE HIGH INCOME FUND, INC., CLASS C SHARES AND LEHMAN BROTHERS 10 YEAR REVENUE BOND INDEX
================================================================================

Average Annual Total Return For the Periods ended September 30, 1999.

- ----------------------------------------------------------------------------
CLASS C SHARES
(This calculation includes any applicable contingent deferred sales charge.)

One Year.......................................................     (2.28%)
Life of Class (August 18, 1997 through September 30, 1999) ....      2.39%
- ----------------------------------------------------------------------------

$10,000 INVESTED ON AUGUST 31, 1997. Let's say you invested $10,000 in Davis Tax-Free High Income Fund, Inc. C shares on August 31, 1997. As the chart below shows, by September 30, 1999 the value of your investment would have grown to $10,512 - a 5.12% increase on your initial investment. For comparison, the Lehman Brothers 10 Year Revenue Bond Index is also presented on the chart below.


                                                            Lehman Brothers
               Davis Tax-Free High Income Fund Class C      10 Year Revenue
               ---------------------------------------      ---------------
8/31/97                            10,000                        10,000
9/30/97                            10,077                        10,121
9/30/98                            10,655                        11,009
9/30/99                            10,512                        10,996


Lehman Brothers 10 Year Revenue Bond Index is an unmanaged index and has no specific investment objective. The index used includes gross dividends reinvested, but does not take into account any sales charge.

The performance data for Davis Tax-Free High Income Fund, Inc. contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

DAVIS TAX-FREE HIGH INCOME FUND, INC.
COMPARISON OF DAVIS TAX-FREE HIGH INCOME FUND, INC., CLASS Y SHARES AND LEHMAN BROTHERS 10 YEAR REVENUE BOND INDEX
================================================================================

Average Annual Total Return For the Periods ended September 30, 1999.

- ------------------------------------------------------------------------
CLASS Y SHARES
(There is no sales charge applicable to this calculation.)

One Year......................................................   (0.51%)
Life of Class (October 6, 1997 through September 30, 1999) ...    2.88%
- ------------------------------------------------------------------------

$10,000 INVESTED ON OCTOBER 31, 1997. Let's say you invested $10,000 in Davis Tax-Free High Income Fund, Inc. Y shares on October 31, 1997. As the chart below shows, by September 30, 1999 the value of your investment would have grown to $10,545 - a 5.45% increase on your initial investment. For comparison, the Lehman Brothers 10 Year Revenue Bond Index is also presented on the chart below.

                                                            Lehman Brothers
               Davis Tax-Free High Income Fund Class Y      10 Year Revenue
               ---------------------------------------      ---------------
10/31/97                           10,000                        10,000
9/30/98                            10,599                        10,807
9/30/99                            10,545                        10,795


Lehman Brothers 10 Year Revenue Bond Index is an unmanaged index and has no specific investment objective. The index used includes gross dividends reinvested, but does not take into account any sales charge.

The performance data for Davis Tax-Free High Income Fund, Inc. contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

DAVIS TAX-FREE HIGH INCOME FUND, INC.
PORTFOLIO HOLDINGS AS OF SEPTEMBER 30, 1999
================================================================================

              PORTFOLIO MAKEUP                      SECTOR WEIGHTINGS
           (% OF FUND NET ASSETS)                   (% OF PORTFOLIO)
           ----------------------                   ----------------

                 [PIE CHART]                           [PIE CHART]

     Other Assets & Liabilities   2.0%     Revenue Bonds               27.7%
     Municipal Bonds             98.0%     Poll. Ctrl. Rev.             5.0%
                                           Utilities                    8.0%
                                           General Obligation           7.5%
                                           Education                    6.6%
                                           Health                      25.1%
                                           Housing                      6.0%
                                           Other                        2.4%
                                           Ind. Dev. Rev.              11.7%

                                                                                               % OF FUND
TOP 10 HOLDINGS                                                                STATE           NET ASSETS
- ---------------------------------------------------------------------------------------------------------
Hawaii St. Airports System Rev. Bds. (Second Series), 7.00%, 07/01/18          Hawaii          2.36%
Ohio St. Air Quality Dev. Auth. Rev. Ref. Bds. (Pollution Ctl./Ohio Edison)
      Ser. `90, 7.45%, 03/01/16                                                Ohio            1.74%
Manchester, NH, Gen. Airport Rev. Bds., (MBIA Insured) Ser. `A,
      4.50%, 01/01/28                                                          New Hampshire   1.73%
Louisville & Jefferson Cnty., KY, Riverport Auth. Mtg. Rev. Bds.,
      Ser. `86, 7.875%, 05/15/16                                               Kentucky        1.63%
Port Auth NY & NJ Rev. Bds. (Cons.-Sixty-Ninth) Ser. `90, 7.125%,
      06/01/25                                                                 New York        1.62%
Illinois Hlth. Fac. Auth. Rev. Ref. Bds. (Hinsdale Hosp.) Ser. `90 A,
      9.00%, 11/15/15                                                          Illinois        1.44%
Chicago, IL, Pub. Bldg. Comm. Mtg. Rev. Bds. (MBIA Insured) Ser. A,
      7.125%, 01/01/15                                                         Illinois        1.42%
Illinois Hlth. Fac. Auth. Rev. Bds. (Hosp. Sisters Svcs.) Ser. A,
      5.00%, 06/01/18                                                          Illinois        1.39%
Indiana Hlth. Fac. Auth. Hosp. Rev. Bds., Ser. A (Sisters St. Francis Hlth.),
      5.00%, 11/01/29                                                          Indiana         1.34%
Port Auth NY & NJ Rev. Bds. (Cons.-Seventy-Second) Ser. `92, 7.35%,
      10/01/27                                                                 New York        1.22%

DAVIS TAX-FREE HIGH INCOME FUND, INC.
SCHEDULE OF INVESTMENTS
At September 30, 1999
=======================================================================================================================
                                                                                                              VALUE
  PRINCIPAL                                                                                                  (NOTE 1)
  ---------                                                                                                  --------
                 MUNICIPAL BONDS - (98.01%)
               ALABAMA - (1.85%)
$  3,670,000   Birmingham Med. Ctr., Eastern Alabama Special Care Fac. Rev. Ref. Bds.
                 (MBIA Insured), 7.25%, 07/01/15........................................................   $  3,679,395
     295,000   Houston Cnty., AL, (Southeast Alabama Med. Ctr. Prj.) (MBIA Insured),
                 7.625%, 04/01/07.......................................................................        295,965
   2,000,000   Lauderdale Cnty & Florence, AL, Hlth. Care Fac. Rev. Bds., Unlimited
                 G.O., (MBIA Insured) Ser. A (Coffee Hlth. Group), 5.25%, 07/01/24......................      1,814,840
     770,000   Selma, AL, Ind'l. Dev. Brd. Ind'l. Dev. Rev. Bds., (Hammermill Plant Prj.)
                 Ser. `79, 6.875%, 04/01/04.............................................................        777,515
     500,000   The Special Care Fac. Fin. Auth. of the City of Pell City, AL, 1st Mtg.
                 Rev. Bds. (The Village of Cook Springs, Inc. Prj.) Ser. `93-A,
                 8.50%, 07/01/18........................................................................        535,950
   1,000,000   The West Jefferson Amusement and Public Park Auth. (Alabama) 1st Mtg.
                 Rev. Bds. (Visionland Alabama Prj.) Ser. `96, 7.50%, 12/01/08..........................      1,129,590
                                                                                                           ------------
                                                                                                              8,233,255
                                                                                                           ------------
               ARIZONA - (1.10%)
   1,000,000   Arizona Educ. Loan Marketing Corp., Educ. Loan Rev. Bds., Ser. B,
                 7.30%, 09/01/03........................................................................      1,022,390
   1,000,000   Arizona Educ. Loan Marketing Corp., Educ. Loan Rev. Bds., Ser. B,
                 7.35%, 09/01/04........................................................................      1,022,430
     775,000   Arizona Educ. Loan Marketing Corp., Educ. Loan Rev. Bds., Ser. B,
                 7.375%, 09/01/05.......................................................................        792,399
     230,000   Coconino & Mohave Cntys., AZ, Unified School Dist. No. 6, Cap.
                 Appreciation Ref. Bds., Zero Cpn., 07/01/02 (d)........................................        202,117
     620,000   The IDA of the City of Casa Grande, AZ, Dev. Rev. Bds. (Five Points
                 Redevelopment Prj.), Sr. Bds., 8.25%, 12/01/15.........................................        630,683
     500,000   The IDA of the City of Sierra Vista, 1st Mtg. Nursing Home Ref. Rev. Bds.
                 (Sierra Vista Medical Investors, Ltd. Prj.) Ser. `94A, 8.50%, 08/01/10.................        515,640
     260,000   Pima, AZ, Ind'l. Dev. Auth. Hlth. Care Corp. Rev. Bds. Unrefunded, Ser. `88,
                 8.00%, 07/01/13........................................................................        263,414
     400,000   Pima, AZ, Ind'l. Dev. Auth. Multi. Fam. Mtg. Rev. Bds. (Broadway Prop.)
                 (FHA Insured) Ser. `85, 8.15%, 12/01/25................................................        437,132
                                                                                                           ------------
                                                                                                              4,886,205
                                                                                                           ------------
               CALIFORNIA - (9.03%)
     765,000   California Hlth. Fac. Auth. Insured Hosp. Rev. Bds. FGIC Insured (Victor
                 Valley Community Hosp.) `84 Ser. A, 9.875%, 07/01/12...................................        779,918
     345,000   California Hlth. Fac. Auth. Insured Hosp. Rev. Bds. (Victor Valley
                 Community Hosp.) `84 Ser. A, 9.875%, 07/01/12..........................................        346,580
   3,955,000   California Hlth. Fac. Fin. Auth. Insured Hlth. Fac. Rev. Bds.
                 (Henry Mayo Newhall Memorial Hosp.) Ser. `88A, 8.00%, 10/01/18.........................      4,005,743
     500,000   California Hlth. Fac. Fin. Auth. Insured Hosp. Rev. Bds. (H.E.L.P. Group)
                 Ser. A, 7.00%, 08/01/21................................................................        527,610
     140,000   California Hlth. Fac. Fin. Auth. Rev. Bds. (Cnty. Prj.) Ser. `86B,
                 7.20%, 01/01/12........................................................................        140,202

DAVIS TAX-FREE HIGH INCOME FUND, INC.
SCHEDULE OF INVESTMENTS - CONTINUED
At September 30, 1999
=======================================================================================================================
                                                                                                              VALUE
  PRINCIPAL                                                                                                  (NOTE 1)
  ---------                                                                                                  --------
                 MUNICIPAL BONDS - CONTINUED
               CALIFORNIA - CONTINUED
$    155,000   California Hsg. Fin. Agy. Rev. Home Mtg Bds., Cap. Appreciation,
                 Ser. D, Zero Cpn., 08/01/20 (d)........................................................   $     31,060
     760,000   California Hsg. Fin. Agy. Rev. Home Mtg Bds., Ser. C, 7.60%, 08/01/30....................        771,248
   1,430,000   California Hsg. Fin. Agy. Rev. Home Mtg Bds., Ser. G, 7.25%, 08/01/17....................      1,463,748
     585,000   California Hsg. Fin. Agy. Rev. Insured Hsg. Bds., Ser. B,
                 8.625%, 08/01/15.......................................................................        596,636
     430,000   California Pub. Cap. Impts. Fac. Auth. Rev. Bds. (Pooled Prj.) Ser. B,
                 8.10%, 03/01/18........................................................................        437,869
     600,000   California St. Veteran's Bds., 6.15%, 02/01/11...........................................        603,900
     200,000   California St. Veteran's Bds., 6.20%, 02/01/12...........................................        201,252
     250,000   California St. Veteran's Bds., 6.20%, 02/01/16...........................................        251,203
   3,000,000   California St. Veteran's Bds., 6.375%, 02/01/27..........................................      3,015,840
     800,000   City of Napa, CA, `92, Ind. Rev. Ref. Bds. (Napa Motel and Restaurant),
                 8.50%, 12/01/07........................................................................        804,304
     250,000   Cnty. of Marin, Mtg. Rev. Bds., Ser. `84A (FHA Insured Mtg. Loan -
                 Marion Park Apts. Prj.), Zero Cpn., 04/01/01 (d).......................................        216,465
   1,000,000   Cnty. of Marin, Multifam. Hsg. Rev. Bds., Ser. `84B (Marion Park
                 Apts. Prj.), Zero Cpn., 04/01/07 (d)...................................................        474,990
   5,000,000   El Camino, CA, Hosp. Dist. Rev. Ref. Bds., Ser. A, 6.25%, 08/15/17.......................      5,052,200
   2,545,000   Elk Grove, CA, Uni. School Dist. Special Tax Cap. Appreciation (Comm.
                 Facs. - Dist. 1)(MBIA Insured) Zero Cpn., 12/01/17 (d).................................        891,106
   2,790,000   Elk Grove, CA, Uni. School Dist. Special Tax Cap. Appreciation (Comm.
                 Facs. - Dist. 1)(MBIA Insured) Zero Cpn., 12/01/18 (d).................................        913,502
   1,730,000   Lancaster, CA, School Dist. Ctfs. of Participation (FSA Proj.) Capital
                 Appreciation Bds., Refunded, Zero Cpn., 04/01/19 (d)...................................        558,721
   1,730,000   Lancaster, CA, School Dist. Ctfs. of Participation (FSA Proj.) Capital
                 Appreciation Bds., Refunded, Zero Cpn., 04/01/22 (d)...................................        466,495
     680,000   Los Angeles, CA, Community Redevelopment Agy. Bds., `87 Ser. G,
                 6.75%, 07/01/10........................................................................        685,107
     200,000   Los Angeles, CA, Community Redevelopment Agy. Bds., Prerefunded
                 `87 Ser. G, 6.75%, 07/01/10............................................................        201,502
     360,000   Los Angeles, CA, Home Mtg. Rev. Bds. (GNMA Mtg. Sec. Prog.), 8.10%,
                 05/01/17...............................................................................        366,466
     100,000   Los Angeles, CA, Multi. Fam. Hsg. Rev. Ref. Bds., Ser. `91 A, 7.00%,
                 05/01/21 (c)...........................................................................        102,379
     175,000   Los Angeles, CA, Multi. Fam. Rev. (FHA Insured Multi-Fam. Hsg. Mtg.
                 Rev. Bds.) Park Parthenia Prj., 7.30%, 07/20/11........................................        178,934
   2,635,000   Menlo Park, CA, Community Dev. Agy. Multi. Fam. Mtg. Rev. Bds.
                 (Gateway Prj.) (FHA Insured) Ser. `87 A, 8.25%, 12/01/28...............................      2,703,694
   2,000,000   Monrovia, CA, Redev. Agy., Tax Allocation Rev. Ref. Bds. (Cent. Redev.
                 Prj.-Area 1), Ser. `92, 6.70%, 05/01/21................................................      2,167,440

DAVIS TAX-FREE HIGH INCOME FUND, INC.
SCHEDULE OF INVESTMENTS - CONTINUED
At September 30, 1999
=======================================================================================================================
                                                                                                              VALUE
  PRINCIPAL                                                                                                  (NOTE 1)
  ---------                                                                                                  --------
                 MUNICIPAL BONDS - CONTINUED
               CALIFORNIA - CONTINUED
$    900,000   New Haven, CA, Unified School Dist., Cap. Appreciation Ref. Bds.,
                 Unlimited G.O., Zero Cpn., 08/01/13 (d)................................................   $    423,684
     985,000   New Haven, CA, Unified School Dist., Cap. Appreciation, Unlimited G.O.,
                 Ser. B, Zero Cpn., 08/01/14 (d)........................................................        432,829
   1,200,000   New Haven, CA, Unified School Dist., Cap. Appreciation, Unlimited G.O.,
                 Ser. B, Zero Cpn., 08/01/15 (d)........................................................        493,524
   1,400,000   New Haven, CA, Unified School Dist., Cap. Appreciation, Unlimited G.O.,
                 Ser. B, Zero Cpn., 08/01/16 (d)........................................................        539,938
   1,650,000   New Haven, CA, Unified School Dist., Cap. Appreciation, Unlimited G.O.,
                 Ser. B, Zero Cpn., 08/01/17 (d)........................................................        596,145
   1,390,000   Palmdale, CA, School Dist. Ctfs. of Participation, Capital Appreciation
                 Bds., Zero Cpn., 10/01/18 (d)..........................................................        469,862
   1,580,000   Palmdale, CA, School Dist. Ctfs. of Participation, Capital Appreciation
                 Bds., Zero Cpn., 10/01/22 (d)..........................................................        413,818
     350,000   Ridgecrest, CA, Certificates of Participation Bds. (Ridgecrest Redev. Agy.)
                 Ser. `88, 7.60%, 03/01/03..............................................................        359,828
     680,000   Ridgecrest, CA, Certificates of Participation Bds. (Ridgecrest Redev. Agy.)
                 Ser. `88, 7.60%, 03/01/13..............................................................        698,353
     500,000   San Diego, CA, GNMA Collateralized Multi. Fam. Mtg. Rev. Bds.
                 (Island Gardens Apts. Prj.) Ser. `85B, 9.50%, 10/20/20.................................        502,165
   3,915,000   San Francisco, CA, City & Cnty. Redev. Fin. Auth. Tax Allocation,
                 Ctfs. of Participation Bds., Ser. A, Zero Cpn., 08/01/17 (d)...........................      1,354,551
   3,910,000   San Francisco, CA, City & Cnty. Redev. Fin. Auth. Tax Allocation,
                 Ctfs. of Participation Bds., Ser. A, Zero Cpn., 08/01/18 (d)...........................      1,270,007
     500,000   San Luis Obispo, CA, Certificates of Participation Rev. Bds., Ser. `88,
                 7.25%, 06/01/08........................................................................        501,400
   1,400,000   Santa Maria, CA, Wtr. & Wastewtr. Certificates of Participation,
                 Ser. A, Zero Cpn., 08/01/27 (d)........................................................      1,022,000
     440,000   Torrance, CA, Hosp. Rev. Bds. (Torrance Mem. Hosp.) Ser. `87, 6.75%,
                 01/01/12...............................................................................        440,933
     245,000   University, CA, Rev. Bds. (Faculty Residential Mtg.) Ser. `79, 7.20%,
                 09/01/12...............................................................................        245,630
   1,500,000   Vacaville, CA, Pub. Fin. Auth. Tax Allocation Rev. Bds.
                 (Vacaville Redev.  Prj.) (MBIA Insured)  Ser. `902, 6.35%, 09/01/22....................      1,553,325
                                                                                                           ------------
                                                                                                             40,274,106
                                                                                                           ------------
               COLORADO - (0.57%)
   1,850,000   Colorado St. Student Obligation Bd. Auth. Student Ln. Sr. Sub. Rev. Bds.
                 Ser. II B, 6.20%, 12/01/08.............................................................      1,915,083
     530,000   Colorado Student Obligation Bd. Auth. Student Ln. Rev. Bds.
                 Ser. A-3, 7.25%, 09/01/05..............................................................        539,572
     180,000   Hamilton Creek Metro Dist., Summit Cnty., CO, G.O., 11.25%, 12/01/04.....................        102,600
                                                                                                           ------------
                                                                                                              2,557,255
                                                                                                           ------------

DAVIS TAX-FREE HIGH INCOME FUND, INC.
SCHEDULE OF INVESTMENTS - CONTINUED
At September 30, 1999
=======================================================================================================================
                                                                                                              VALUE
  PRINCIPAL                                                                                                  (NOTE 1)
  ---------                                                                                                  --------
                 MUNICIPAL BONDS - CONTINUED
               CONNECTICUT - (0.30%)
$    600,000   Connecticut Dev. Auth., Hlth. Care Rev. Bds. (Corp. for Independent Living
                 Prj.) Ser. `93B, 8.00%, 07/01/17.......................................................   $    678,966
     650,000   Connecticut St. Higher Ed. Supplemental Ln. Auth. Rev. Bds., Ser. `90A,
                 7.375%, 11/15/05.......................................................................        664,196
                                                                                                           ------------
                                                                                                              1,343,162
                                                                                                           ------------
               DELAWARE - (0.58%)
     830,000   Delaware Econ. Dev. Rev. Ref. Bds. (Supermarkets General Corp. Prj.)
                 Ser. `83, 10.875%, 12/01/03............................................................        833,793
   1,500,000   Delaware St. Econ. Dev. Auth. Rev. Bds. (Exempt Facs. Delmarva
                 P & L Co.) Ser. `90A, 7.60%, 03/01/20..................................................      1,549,320
     200,000   Delaware St. Econ. Dev. Comm. Multi. Fam. Mtg. Rev. Bds. Cap.
                 Appreciation & Def. Inc. Sec. (Chestnut Cross), 0%/9.75%, 07/20/20 (b).................        211,912
                                                                                                           ------------
                                                                                                              2,595,025
                                                                                                           ------------
               FLORIDA - (5.37%)
     540,000   Broward Cnty., FL, Hsg. Fin. Auth. Rev. Home Mtg., Ser. A, Cap.
                 Appreciation, Zero Cpn., 04/01/14 (d)..................................................        127,057
     385,000   Charlotte Cnty., FL, IDR Ref. Bds. (Beverly Enterprises - Florida, Inc.
                 Prj.) Ser. `87, 10.00%, 06/01/11.......................................................        415,638
     210,000   Dade Cnty., FL, Hlth. Fac. Auth. Hosp. Rev. Ref. Bds. (Miami Childrens
                 Hosp. Prj.) (FGIC Insured)  Ser. `87, 6.875%, 08/15/17.................................        210,464
   2,670,000   Dade Cnty., FL, Hlth. Fac. Auth. Hosp. Rev. Ref. Bds. (Miami Childrens
                 Hosp. Prj.) (MBIA/FGIC Insured)  Ser. `87, 6.875%, 08/15/17............................      2,675,901
     215,000   Dade Cnty., FL, Hsg. Fin. Auth. Mtg. Rev. Bds. (Coll-Lihud Ltd. Apts.
                 Prj.) Ser. `84 H, 10.50%, 06/01/00.....................................................        216,348
     935,000   Florida Hsg. Fin. Agy., 1st Mtg. Rev. Bds., Cap. Appreciation,  Ser. `84,
                 Zero Cpn., 07/15/16 (d)................................................................        121,111
     900,000   Florida Hsg. Fin. Agy. (Southlake Apartments Prj. - D), 8.10%, 10/01/02..................        864,099
   5,545,000   Florida Hsg. Fin. Corp. Rev. Bds., Cap. Appreciation, (Logan's Pointe
                 Assoc. Ltd.) Zero Cpn., 12/01/29 (d)...................................................        797,981
   5,000,000   Florida Hsg. Fin. Corp. Rev. Bds. (Florida Hsg. Fin. Corp.-CAB)
                 Zero Cpn., 07/01/30 (d)................................................................        790,200
     600,000   Gulf Breeze, FL, Rev. Bds., (MBIA Insured)  7.75%, 12/01/15..............................        603,660
      90,000   Highlands Cnty., FL, IDA (Beverly Enterprises - Florida, Inc. Prj.) Ser. `91,
                 9.25%, 07/01/07........................................................................         98,511
     500,000   Jacksonville, FL, Excise Taxes Rev. Bds., Ser. `77, 5.65%, 10/01/05......................        525,660
     460,000   Jacksonville Hlth. Fac. Auth. Hosp. Rev. Ref. Bds., Ser. `89A (Methodist
                 Hosp. Prj.), 8.00%, 10/01/15...........................................................        433,702
     280,000   Jacksonville Hlth. Fac. Auth. Hosp. Rev. Ref. Bds., Ser. `89B (Methodist
                 Hosp. Prj.), 8.00%, 10/01/15...........................................................        260,666
     178,680   Manatee Cnty., FL, Hsg. Fin. Auth. Mtg. Rev. Bds., Cap. Appreciation,
                 `83 Ser. A, Zero Cpn., 10/01/15 (d)....................................................         30,933
     375,000   Melbourne, FL, Wtr. & Swr. Rev. Ref. Bds., Ser. `86C, 6.00%, 10/01/14....................        378,338

DAVIS TAX-FREE HIGH INCOME FUND, INC.
SCHEDULE OF INVESTMENTS - CONTINUED
At September 30, 1999
=======================================================================================================================
                                                                                                              VALUE
  PRINCIPAL                                                                                                  (NOTE 1)
  ---------                                                                                                  --------
                 MUNICIPAL BONDS - CONTINUED
               FLORIDA - CONTINUED
$  7,500,000   Miami-Dade Cnty., FL, Special Obligation Bds. (MBIA Insured) Ser. `97 B,
                 Zero Cpn., 10/01/32 (d)................................................................   $  1,031,325
  33,010,000   Miami-Dade Cnty., FL, Special Obligation Bds. (MBIA Insured) Ser. `97 B,
                 Zero Cpn., 10/01/33 (d)................................................................      4,271,494
   3,990,000   Miami-Dade Cnty., FL, Special Obligation Ref. Bds. (MBIA Insured)
                 Ser. `97 A, Zero Cpn., 10/01/24 (d)....................................................        895,117
   3,800,000   Miami-Dade Cnty., FL, Special Obligation Ref. Bds. (MBIA Insured)
                 Ser. `97 B, Zero Cpn., 10/01/28 (d)....................................................        666,102
   4,320,000   Miami-Dade Cnty., FL, Special Obligation Ref. Bds. (MBIA Insured)
                 Ser. `97 C, Zero Cpn., 10/01/13 (d)....................................................      1,958,472
     290,000   Miami, FL, Special Obligation Bds. (MBIA Insured) `86 Ser. A, 7.375%,
                 07/01/06...............................................................................        292,500
     745,000   Orange Cnty., FL, IDA (Beverly Enterprises - Florida, Inc. Prj.) Ser. `91,
                 9.25%, 08/01/10........................................................................        798,670
     175,000   Palm Beach Cnty., FL, Hsg. Fin. Auth. Sngl. Fam. Mtg. Rev. Bds. Cap.
                 Appreciation, Zero Cpn., 07/01/14 (d)..................................................         35,579
   1,000,000   Pinellas Cnty., FL, Res. Recovery Rev. Ref. Bds. (MBIA Insured)
                 Ser. `90A, 6.90%, 10/01/04.............................................................      1,050,290
     100,000   Pinellas Park, FL, Wtr. & Swr. Rev. Bds., Ser. `84 A, 10.00%, 10/01/02...................        100,498
   2,750,000   St. Petersburg, FL, Hlth. Fac. Auth. Rev. Bds. (Allegany Hlth.-A)
                 (MBIA Insured)  Ser. `85, 7.00%, 12/01/15..............................................      2,957,213
     225,000   South Indian River Wtr. Control Dist., Sect. 15A Improvement Bds. (Egret
                 Landing - Phase I), 8.00%, 11/01/18....................................................        240,388
   3,215,000   Tampa, FL, Home Mtg. Rev. Muni Multiplier Rev. Bds., Ser. `83 A,
                 Zero Cpn., 10/01/14 (d)................................................................        589,792
     470,000   Winter Garden, FL, IDR Ref. Bds. (Beverly Enterprises - Florida, Inc. Prj.)
                 Ser. `91, 8.75%, 07/01/12..............................................................        507,078
                                                                                                           ------------
                                                                                                             23,944,787
                                                                                                           ------------
               GEORGIA - (1.02%)
     200,000   Gainesville Redevelopment Auth., 1st Mtg. Rev. Bds. (Autumn Breeze
                 Personal Care Home, Inc. Prj.) Ser. `96A, 8.00%, 04/01/26..............................        209,268
     570,000   The Hsg. Auth. of Columbus, GA, Multifamily Hsg. Rev. Bds. (Columbus
                 Gardens Elderly Hsg. Prj.) Ser. `94, 8.25%, 01/01/24...................................        614,614
     200,000   Liberty Cnty., IDA, Ind. Rev. Ref. Bds., Ser. `92 (LeConte Properties,
                 Inc. Prj.), 7.875%, 12/01/14...........................................................        209,976
     750,000   Macon Cnty., GA, Hosp. Ref. Rev. Bds. (Flint River Comm.
                 Hospital - Paracelsus Healthcare Corp. Prj.) Ser. `91, 9.00%, 03/01/11.................        751,613
   1,000,000   Savannah, GA, Econ. Dev. Auth. Rev. Bds. (First Mtg.-Coastal Care)
                 Ser. `97 A, 7.75%, 09/01/27............................................................        988,900
   8,000,000   Washington, GA, Wilkes Payroll Dev. Auth., 1st Mtg. Rev. Bds.,
                 Zero Cpn., 12/01/21 (d)................................................................      1,751,600
                                                                                                           ------------
                                                                                                              4,525,971
                                                                                                           ------------

DAVIS TAX-FREE HIGH INCOME FUND, INC.
SCHEDULE OF INVESTMENTS - CONTINUED
At September 30, 1999
=======================================================================================================================
                                                                                                              VALUE
  PRINCIPAL                                                                                                  (NOTE 1)
  ---------                                                                                                  --------
                 MUNICIPAL BONDS - CONTINUED
               HAWAII - (3.11%)
$    170,000   Dept. of Transportation of the State of HI, Special Fac. Rev. Bds., Ser. `90
                 (Continental Airlines, Inc.), 9.60%, 06/01/08..........................................   $    177,856
  10,000,000   Hawaii St. Airports System Rev. Bds. (Second Series), 7.00%, 07/01/18....................     10,501,900
   3,000,000   Honolulu, HI, (City & Cnty.) Multifam. Rev. Hsg. (Waipahu Towers Prj.)
                 Ser. `95, 6.90%, 06/20/35..............................................................      3,166,440
                                                                                                           ------------
                                                                                                             13,846,196
                                                                                                           ------------
               ILLINOIS - (12.90%)
   1,500,000   Bolingbrook, IL, Cap. Appreciation Rev. Bds., Unlimited G.O.,
                 (MBIA Insured)  Ser. B, Zero Cpn., 01/01/29 (d)........................................        248,850
   2,500,000   Bolingbrook, IL, Cap. Appreciation Rev. Bds., Unlimited G.O.,
                 (MBIA Insured)  Ser. B, Zero Cpn., 01/01/30 (d)........................................        389,825
   2,500,000   Bolingbrook, IL, Cap. Appreciation Rev. Bds., Unlimited G.O.,
                 (MBIA Insured)  Ser. B, Zero Cpn., 01/01/31 (d)........................................        366,375
   1,500,000   Bolingbrook, IL, Cap. Appreciation Rev. Bds., Unlimited G.O.,
                 (MBIA Insured)  Ser. B, Zero Cpn., 01/01/32 (d)........................................        206,595
   2,500,000   Bolingbrook, IL, Cap. Appreciation Rev. Bds., Unlimited G.O.,
                 (MBIA Insured)  Ser. B, Zero Cpn., 01/01/33 (d)........................................        323,600
  10,000,000   Chicago, IL, Brd. of Education Cap. Appreciation  Rev. Bds., School
                 Reform B-1 (FGIC Insured), Unlimited G.O., Zero Cpn., 12/01/14 (d).....................      4,176,100
  11,225,000   Chicago, IL, Brd. of Education Cap. Appreciation  Rev. Bds., School
                 Reform B-1 (FGIC Insured), Unlimited G.O., Zero Cpn., 12/01/15 (d).....................      4,390,771
   5,500,000   Chicago, IL, Brd. of Education Cap. Appreciation  Rev. Bds., School
                 Reform B-1 (FGIC Insured), Unlimited G.O., Zero Cpn., 12/01/28 (d).....................        946,165
  10,000,000   Chicago, IL, Brd. of Education Cap. Appreciation  Rev. Bds., School
                 Reform Ser. A (FGIC Insured), Unlimited G.O., Zero Cpn., 12/01/30 (d)..................      1,522,900
   6,000,000   Chicago, IL, Pub. Bldg. Comm. Mtg. Rev. Bds. (MBIA Insured) Ser. A,
                 7.125%, 01/01/15.......................................................................      6,329,160
     250,000   Chicago, IL, School Fin. Auth. Unlimited G.O., Ser. B, 7.60%, 06/01/01...................        252,775
      85,000   Cnty. of Cook, IL, Sngl. Mtg. Rev. Bds., `83 Ser. A, Zero Cpn.,
                 07/01/15 (d)..........................................................................          14,366
   7,000,000   Illinois Hlth. Fac. Auth. Rev. Bds. (Hosp. Sisters Svcs.) Ser. A,
                 5.00%, 06/01/18........................................................................      6,212,500
   5,980,000   Illinois Hlth. Fac. Auth. Rev. Ref. Bds. (Hinsdale Hosp.) Ser. `90 A,
                 9.00%, 11/15/15........................................................................      6,439,025
   4,460,000   Illinois Hlth. Fac. Auth. Rev. Ref. Bds. (Hinsdale Hosp.) Ser. `90 B,
                 9.00%, 11/15/15........................................................................      4,802,350
     500,000   Illinois Hlth. Fac. Auth. Rev. Ref. Bds. (Midwest Physician Group Ltd.),
                 5.50%, 11/15/19........................................................................        439,685
   3,125,000   Illinois Hlth. Fac. Auth. Rev. Ref. Bds. (Refunded Balance-C)
                 (Hinsdale), 9.50%, 11/15/19............................................................      3,381,938
   1,000,000   Illinois Hlth. Fac. Auth. Rev. Ref. Bds. (Silver Cross Hosp. & Med.)
                 5.50%, 08/15/19........................................................................        916,300

DAVIS TAX-FREE HIGH INCOME FUND, INC.
SCHEDULE OF INVESTMENTS - CONTINUED
At September 30, 1999
=======================================================================================================================
                                                                                                              VALUE
  PRINCIPAL                                                                                                  (NOTE 1)
  ---------                                                                                                  --------
                 MUNICIPAL BONDS - CONTINUED
               ILLINOIS - CONTINUED
$    395,000   Illinois Hlth. Fac. Auth. Rev. Ref. Bds. (Unrefunded Balance-A)
                 (MBIA Insured) Ser. `88, 7.90%, 08/15/03...............................................   $    396,284
   8,897,526   Illinois Hsg. Dev. Auth., Multi-Fam. Hsg. Rev. Bds., Cap. Appreciation,
                 Ser. `83A, Zero Cpn., 07/01/25 (d).....................................................        620,021
   3,975,000   Illinois St. Dedicated Tax Unrefunded Bal., Rev. Bds. (Civic Ctr.) Ser. `90A,
                 7.00%, 12/15/10........................................................................      4,182,336
  11,425,000   Metro. Pier & Expo. Auth. IL Ded. St. Tax Rev. Ref. Bds. (McCormick
                 Prj.) Ser.`94, Zero Cpn., 06/15/29 (d).................................................      1,918,486
  14,305,000   Metro. Pier & Expo. Auth. IL Ded. St. Tax Rev. Ref. Bds. (McCormick
                 Prj.) Ser.`96A, Zero Cpn., 06/15/24 (d)................................................      3,268,406
   1,000,000   St. Clair Cnty., IL, Pub. Bldg., Community Bldg. Rev. Bds., 8.00%,
                 12/01/05...............................................................................      1,007,080
   2,975,000   Southern, IL, Univ. Rev. Bds. Cap. Appreciation (Hsg. & Auxiliary-A)
                 Zero Cpn., 04/01/25 (d)................................................................        642,332
   2,000,000   Southern, IL, Univ. Rev. Bds. Cap. Appreciation (Hsg. & Auxiliary-A)
                 Zero Cpn., 04/01/28 (d)................................................................        358,380
   2,000,000   Southern, IL, Univ. Rev. Bds. Cap. Appreciation (Hsg. & Auxiliary-A)
                 Zero Cpn., 04/01/29 (d)................................................................        337,200
   5,345,000   University, IL, Univ. Rev. Bds. Cap. Appreciation (Auxiliary)
                 (MBIA Insured), Ser. `91, Zero Cpn., 04/01/21 (d)......................................      1,504,885
     111,000   Village of Sauget, IL, IDR Bds. (The Pillsbury Co. Prj.) Ser. `80, 8.375%,
                 05/01/05...............................................................................        111,249
     500,000   Village of Sherman, IL, 1st Mtg. Rev. Bds. (Villa Vianney, Inc.) Ser. `95A,
                 8.375%, 07/01/25.......................................................................        519,580
     550,000   Village of Sherman, IL, 1st Mtg. Rev. Bds. (Villa Vianney, Inc.) Ser. `97A,
                 7.75%, 10/01/22........................................................................        555,891
   1,000,000   Village of Wataga, IL, 1st Mtg. Hlth. Fac. Rev. Bds. (First Humanics Corp.
                 - Galesburg, IL Prj.) Ser. `86, 10.00%, 09/01/16.......................................        720,000
                                                                                                           ------------
                                                                                                             57,501,410
                                                                                                           ------------
               INDIANA - (3.52%)
     470,000   Carmel, IN, Retirement Rental Hsg. Rev. Ref. Bds. (Beverly Enterprises -
                 Indiana, Inc. Prj.) Ser. `92, 8.75%, 12/01/08..........................................        509,851
     121,828   Elwood, IN, Econ. Dev. Rev. (K-Mart Co. - S. S. Kresge Co. Prj.), 8.50%,
                 10/15/00...............................................................................        122,042
   1,020,000   Goshen-Chandler, IN,  School Bldg. Corp. 1st Mtg. Rev. Ref. Bds., Cap.
                 Appreciation (MBIA Insured), Zero Cpn., 01/15/11 (d)...................................        552,748
     500,000   Griffith, IN, Econ. Dev. Rev. Bds. (May Dept. Stores Co. Prj.) Ser. `79,
                 6.75%, 03/01/09........................................................................        501,660
     510,000   Indiana Bond Bank, Ser. `88 B Bds., 8.50%, 02/01/18......................................        516,523
     410,000   Indiana Bond Bank, Ser. `88 C Bds., 8.125%, 02/01/17.....................................        414,756
     125,000   Indiana Bond Bank, Special Program Bds., Ser. `87 A, 8.70%, 02/01/13.....................        126,711
   7,000,000   Indiana Hlth. Fac. Auth. Hosp. Rev. Bds., Ser. A (Sisters St. Francis Hlth.), ...........
                 5.00%, 11/01/29........................................................................      5,961,340

DAVIS TAX-FREE HIGH INCOME FUND, INC.
SCHEDULE OF INVESTMENTS - CONTINUED
At September 30, 1999
=======================================================================================================================
                                                                                                              VALUE
  PRINCIPAL                                                                                                  (NOTE 1)
  ---------                                                                                                  --------
                 MUNICIPAL BONDS - CONTINUED
               INDIANA - CONTINUED
$  4,125,000   Indiana Hlth. Fin. Auth. Hosp. Fac. Rev. Bds. (Community Hosp. Prj.)
                 Ser. `91, (MBIA Insured), 6.85%, 07/01/22..............................................   $  4,412,636
   1,585,000   Madison Cnty., IN, Hosp. Auth. Hosp. Rev. Ref. Bds. (Community Hosp.
                 Of Anderson), 8.00%, 01/01/14..........................................................      1,599,534
   1,000,000   Monroe Cnty., IN, Multifam. Hsg. Rev. Bds. (GNMA Coll. - Country
                 View-A), 5.75%, 04/01/33...............................................................        964,080
                                                                                                           ------------
                                                                                                             15,681,881
                                                                                                           ------------
               IOWA - (0.02%)
      87,849   Creston, IA, IDR (S.S. Kresge Co. - K-Mart Inc.), 8.50%, 08/01/00.........................        87,991
                                                                                                           ------------

               KANSAS - (0.12%)
     205,000   Liberal, KS, Swr. Util. Sys. Rev. Ref. Bds., 8.80%, 10/01/99..............................       205,027
     305,000   Liberal, KS, Swr. Util. Sys. Rev. Ref. Bds., 8.90%, 04/01/00..............................       312,323
                                                                                                           ------------
                                                                                                                517,350
                                                                                                           ------------
               KENTUCKY - (2.64%)
      65,000   Cntys. of Jefferson, Oldham and Bullitt, KY, Home Mtg. Rev. Bds, Ser. `84,
                 10.75%, 11/01/14.......................................................................         66,716
   1,900,000   Elizabethtown, KY, IDR Bds. (Colt Industries Inc.), 9.875%, 10/01/10.....................      1,918,601
     550,000   Jefferson Cnty., KY, Cap. Prj. Corp. Rev. Muni Multi Lease Ref. Bds. -
                 Ser. A `87, Zero Cpn., 08/15/14 (d)....................................................        196,862
     395,000   Kentucky, St. Tpk. Auth. Res. Rec. Rd. Rev. Ref. Bds. (FGIC Insured),
                 Ser. `85 A, 6.00%, 07/01/09............................................................        395,691
   1,720,000   Kentucky, St. Tpk. Auth. Res. Rec. Rd. Rev. Ref. Bds., Ser. `85 A,
                 6.00%, 07/01/09........................................................................      1,722,718
   7,185,000   Louisville & Jefferson Cnty., KY, Riverport Auth. Mtg. Rev. Bds.,
                 Ser. `86, 7.875%, 05/15/16.............................................................      7,287,674
     175,000   Morehead, KY, Ind. Bldg. Rev. Bds. (Emerson Elec.) Ser. `76, 6.30%,
                 04/01/01...............................................................................        176,740
                                                                                                           ------------
                                                                                                             11,765,002
                                                                                                           ------------
               LOUISIANA - (2.84%)
   2,000,000   Caddo Parish, LA, Rev. Bds. (Ind'l. Dev. Brd. Inc. Exempt Fac.- Atlas Prj.)
                 Ser. `98, 5.60%, 12/01/28..............................................................      1,840,120
  23,045,000   East Baton Rouge, LA, Mtg. Fin. Auth. Sngl. Fam. Rev. Ref. Bds. Cap.
                 Appreciation (FNMA/GNMA Insured)  Ser. C-1, Zero Cpn., 10/01/30 (d)....................      3,504,684
     365,000   Lafayette Parish, LA, Law Enforcement Dist. Special Bds., 6.10%, 03/01/00................        365,668
     275,000   Lafayette Parish, LA, Law Enforcement Dist. Special Bds., 6.20%, 03/01/01................        275,481
   1,000,000   Lake Charles Non-Profit Hsg. Dev. Corp. Mtg. Rev. Ref. Bds., Ser. `90A
                 and Ser. `90B, 7.875%, 02/15/25........................................................      1,001,130
     720,000   Louisiana Pub. Fac. Auth. Hosp. Rev. Ref. Bds., Ser. `93 (Gen. Hlth., Inc.
                 Prj.) (MBIA Insured), Ser. `89 A, 6.50%, 11/01/14......................................        721,390
   1,500,000   Louisiana Pub. Fac. Auth. Rev. Ref. Bds., Ser. `93 (Schwegmann Westside
                 Expressway, Inc. Prj.), 8.00%, 10/01/09 +..............................................      1,275,000

DAVIS TAX-FREE HIGH INCOME FUND, INC.
SCHEDULE OF INVESTMENTS - CONTINUED
At September 30, 1999
=======================================================================================================================
                                                                                                              VALUE
  PRINCIPAL                                                                                                  (NOTE 1)
  ---------                                                                                                  --------
                 MUNICIPAL BONDS - CONTINUED
               LOUISIANA - CONTINUED
$    350,000   Louisiana Pub. Fac. Auth. Supplemental Student Loan Rev. Demand Bds.,
                 (Statewide Prg.) Ser. `84C, 8.125%, 12/01/99...........................................   $    351,173
   1,000,000   Louisiana St., Gas & Fuels Tax, Rev. Bds., Ser. `90 A, 7.25%, 11/15/00...................      1,024,210
   1,000,000   Louisiana St., Gas & Fuels Tax, Rev. Bds., Ser. `90 A, 7.25%, 11/15/04...................      1,024,210
     335,000   New Orleans, LA, Hsg. Dev. Corp. First Lien Rev. Bds. (Tulane Ave. Prj.)
                 Ser. `79, 7.875%, 06/01/10.............................................................        335,630
   1,000,000   West Feliciana Parish, LA, Rev. Bds. (Pollution Control Rev. Gulf States),
                 5.80%, 12/01/15........................................................................        941,440
                                                                                                           ------------
                                                                                                             12,660,136
                                                                                                           ------------
               MARYLAND - (1.58%)
     700,000   Allegany Cnty., MD, IDR Bds. (Moran Manor Care Ctr.) Ser. `84,
                 12.45%, 02/01/27.......................................................................        814,219
      45,000   Maryland St. Cmnty. Dev. Admin. Sngl. Fam. Program Rev. Bds. (Dept. &
                 Econ. & Cmnty. Dev. Fifth Ser.), 7.70%, 04/01/15.......................................         45,072
     365,000   Maryland St. Ind'l. Dev. Fin. Auth. Economic Dev. Rev. Bds., Ser. `86
                 1-11, 7.125%, 07/01/06.................................................................        367,639
     475,000   Montgomery Cnty., MD, Econ. Dev. Rev. Bds. (Brink Reservoir Fac.)
                 Ser. `84, 10.375%, 12/15/14............................................................        483,346
     220,000   Montgomery Cnty., MD, Hsg. Opportunity Comm. Multifam. Mtg. Rev.
                 Bds., Ser. `88 A, 8.10%, 07/01/08......................................................        222,825
   2,275,000   Montgomery Cnty., MD, Hsg. Opportunity Comm. Multifam. Mtg. Rev.
                 Bds., Ser. `88 A, 8.25%, 07/01/19......................................................      2,306,532
   2,685,000   Upper Potomac River Comm., MD, PCR Bds., Westvaco Corp. Prj.,
                 9.125%, 08/01/15.......................................................................      2,798,307
                                                                                                           ------------
                                                                                                              7,037,940
                                                                                                           ------------
               MASSACHUSETTS - (2.61%)
     250,000   Lawrence, MA, IDR Bds., (New Balance Realty Trust Prj.), 10.00%,
                 10/01/03...............................................................................        251,128
     185,000   Massachusetts Educ. Loan Auth., Educ. Loan Rev. Bds., Issue D, Ser. `89A,
                 7.65%, 01/01/07........................................................................        189,083
     125,000   Massachusetts Hlth. & Educational Fac. Auth. Rev. Bds. (New England
                 School of Law), 8.30%, 07/01/03........................................................        125,428
     125,000   Massachusetts Hlth. & Educational Fac. Auth. Rev. Bds. (New England
                 School of Law), 8.30%, 07/01/04........................................................        125,428
     300,000   Massachusetts State G.O., 10.50%, 08/01/03...............................................        301,614
     160,000   Massachusetts State G.O., 9.75%, 09/01/03................................................        160,763
   1,705,000   Massachusetts State Hlth. & Educational Fac. Auth. Rev. Bds.
                 (Brockton Hosp.), Ser. `87 B, 8.00%, 07/01/07..........................................      1,710,337
   1,930,000   Massachusetts State Hlth. & Educational Fac. Auth. Rev. Bds.
                 (Brockton Hosp.), Ser. `87 B, 8.10%, 07/01/13..........................................      1,936,118
   2,000,000   Massachusetts State Hlth. & Educational Fac. Auth. Rev. Bds.
                 (Care Group Issue) (MBIA Insured) Ser. A, 4.75%, 07/01/20..............................      1,694,820

DAVIS TAX-FREE HIGH INCOME FUND, INC.
SCHEDULE OF INVESTMENTS - CONTINUED
At September 30, 1999
=======================================================================================================================
                                                                                                              VALUE
  PRINCIPAL                                                                                                  (NOTE 1)
  ---------                                                                                                  --------
                 MUNICIPAL BONDS - CONTINUED
               MASSACHUSETTS - CONTINUED
$    180,000   Massachusetts State, Ind. Fin. Agy., Rev. Ref. Bds., (Provider Lease
                 Program) Ser. `89A, 8.75%, 07/15/09....................................................   $    180,299
   3,855,000   Rail Connections, Inc. MA Rev. Bds. Cap. Appreciation (Rte. 128 Pkg.)
                 Ser. B, Zero Cpn., 07/01/23 (d)........................................................        789,234
   4,000,000   Rail Connections, Inc. MA Rev. Bds. Cap. Appreciation (Rte. 128 Pkg.)
                 Ser. B, Zero Cpn., 07/01/24 (d)........................................................        766,040
   4,140,000   Rail Connections, Inc. MA Rev. Bds. Cap. Appreciation (Rte. 128 Pkg.)
                 Ser. B, Zero Cpn., 07/01/25 (d)........................................................        739,777
   4,195,000   Rail Connections, Inc. MA Rev. Bds. Cap. Appreciation (Rte. 128 Pkg.)
                 Ser. B, Zero Cpn., 07/01/26 (d)........................................................        701,152
   4,430,000   Rail Connections, Inc. MA Rev. Bds. Cap. Appreciation (Rte. 128 Pkg.)
                 Ser. B, Zero Cpn., 07/01/27 (d)........................................................        692,542
   4,495,000   Rail Connections, Inc. MA Rev. Bds. Cap. Appreciation (Rte. 128 Pkg.)
                 Ser. B, Zero Cpn., 07/01/28 (d)........................................................        655,416
   4,640,000   Rail Connections, Inc. MA Rev. Bds. Cap. Appreciation (Rte. 128 Pkg.)
                 Ser. B, Zero Cpn., 07/01/29 (d)........................................................        632,710
                                                                                                           ------------
                                                                                                             11,651,889
                                                                                                           ------------
               MICHIGAN - (1.43%)
     100,000   Cnty. of Oakland, State of Michigan Bds., Clinton-Oakland Sys., Paint
                 Creek Inceptor Sewage Disposal Bds., 7.00%, 05/01/01...................................        102,253
   1,090,000   The Econ. Dev. Corp. of the City of Westland, MI, Contract Sec'd. Rev. Bds.
                 (Weyerhauser Co. Contract Rev.), 9.80%, 12/01/00.......................................      1,097,412
     310,000   Kentwood, MI, Econ. Dev. Corp. Rev. Bds. (Hanover-Kent, Inc. - K-Mart
                 Corp.), 7.85%, 09/01/01................................................................        311,280
     570,000   Michigan Muni Bd. Auth. Local Gov't Loan Prg. Rev. Ref. Bds.,
                 Ser. `92 A, 8.625%, 11/01/16...........................................................        577,592
     600,000   Michigan State Strategic Fd. Ltd. Oblig. Rev. Bds. (NSF International Prj.)
                 Ser. `97A, 5.75%, 08/01/19.............................................................        581,334
     975,000   Michigan State Strategic Fd. Ltd. Oblig. Rev. Bds. (St. John-Bon Secours
                 Cont. Care) Ser. `87, 7.90%, 11/15/16..................................................        978,968
     500,000   Michigan State Strategic Fd. Ltd. Oblig. Rev. Ref. Bds. (Welch Foods Inc.)
                 Ser. `91, 6.75%, 07/01/01..............................................................        508,560
   1,000,000   Michigan State Strategic Fd. Ltd. Oblig. Rev. Ref. Bds. (Detroit Edison Co.)
                 Ser. `91, 6.95%, 09/01/21..............................................................      1,058,070
   1,000,000   Michigan State Strategic Fd. Ltd. Oblig. Rev. Ref. Bds. (Detroit Edison Co.)
                 Ser. `91, 6.875%, 12/01/21.............................................................      1,060,310
     100,000   River Dist., MI, Community Hosp. Auth. Hosp. Rev. Ref. Bds., Ser. `89,
                 7.40%, 05/01/01........................................................................        100,132
                                                                                                           ------------
                                                                                                              6,375,911
                                                                                                           ------------
               MINNESOTA - (0.26%)
     100,000   Hutchinson, MN, Bank Rev. Bds., Ser. `90, 6.70%, 02/01/01................................        100,767
     285,000   Minneapolis, MN, Community Dev. Agy. Rev. Bds. (River Bluff Prj.),
                 11.375%, 06/01/09......................................................................        291,623

DAVIS TAX-FREE HIGH INCOME FUND, INC.
SCHEDULE OF INVESTMENTS - CONTINUED
At September 30, 1999
=======================================================================================================================
                                                                                                              VALUE
  PRINCIPAL                                                                                                  (NOTE 1)
  ---------                                                                                                  --------
                 MUNICIPAL BONDS - CONTINUED
               MINNESOTA - CONTINUED
$    250,000   Minneapolis, MN, Community Dev. Agy. Rev. Bds. (West Bank
                 Homes Prj.), 11.75%, 10/01/08..........................................................   $    261,168
     250,000   The Port Auth. of the City of Saint Paul, MN, IDR, Ser. `84-N, Sunwood
                 Inn/Bandana Square Ltd., 10.00%, 12/01/14..............................................        254,853
     235,000   The Port Auth. of the City of Saint Paul, MN, IDR, Ser. K, Jackson Str.
                 Shops Ltd., 9.50%, 12/01/14............................................................        241,700
                                                                                                           ------------
                                                                                                              1,150,111
                                                                                                           ------------
               MISSISSIPPI - (1.91%)
   1,500,000   Amory, MS, Dock & Wharf Rev. Bds. (Weyerhauser Co. Prj.), 9.50%,
                 09/01/00...............................................................................      1,516,125
   1,945,000   Clarksdale, MS, Ind. Rev. Bds. (Bah Pptys./Archer-Daniel's), 11.75%,
                 06/01/11...............................................................................      1,956,087
     200,000   Hinds Cmnty. College Dist., MS, Ctfs. of Participation (Conference &
                 Training Ctr. Prj.) Ser. `94, 6.50%, 09/01/14..........................................        204,108
   1,590,000   Mississippi Bus. Fin. Corp. MS Poll. Ctl. Rev. Bds. (Energy Res. Inc. Prj.)
                 5.90%, 05/01/22........................................................................      1,471,545
  10,105,000   Mississippi Home Corp. Residual Rev. Bds., Cap. Appreciation, Ser. I `92,
                 Zero Cpn., 09/15/16 (d)................................................................      3,353,142
                                                                                                           ------------
                                                                                                              8,501,007
                                                                                                           ------------
               MISSOURI - (0.61%)
     250,000   The IDA of the City Of West Plains, MO, IDR Ref. Bds. (Beatrice Cos., Inc.
                 Prj.) Ser. `84, 8.75%, 08/01/07........................................................        250,693
     200,000   Jefferson Cnty., MO, Reorg.  School Dist. No. R3 Unlimited G.O., 6.60%,
                 03/01/03...............................................................................        200,440
     150,000   Kansas City, MO, Ind. Dev. Auth. Econ. Dev. Rev. Ref. Bds. (Encore
                 Nursing Ctr. Ltd.), 8.00%, 12/01/02....................................................        155,853
     210,000   Missouri Hsg. Dev. Commission, Hsg. Dev. Bds. (Federally Insured Mtg.
                 Loans) Ser. July 1, 1975, 8.00%, 07/01/17..............................................        212,927
     125,000   Missouri School Bds. Association Ctfs. (Partner Pool) Ser. A, 7.375%,
                 03/01/06...............................................................................        126,303
     665,000   Missouri St. Hsg. Dev. Comm. Mtg. Rev. Ref. Bds., `91 Ser. B, Zero Cpn.,
                 09/01/12 (d)...........................................................................        267,483
     450,000   Missouri St. Hsg. Dev. Comm. Rev. Bds., Ser. `79, 7.00%, 09/15/22........................        456,966
     420,000   Missouri St. Hsg. Dev. Comm., Sngl. Fam. Mtg. Rev. Bds. (FHA/VA/
                 Private Mtgs. Insured) Ser. `85, 9.375%, 04/01/16......................................        429,332
   1,500,000   St. Louis, MO, Mun. Fin. Corp. Leasehold Rev. Ref. Bds., Ser. A,
                 Zero Cpn., 07/15/14 (d)................................................................        600,720
                                                                                                           ------------
                                                                                                              2,700,717
                                                                                                           ------------
               MONTANA - (2.97%)
   5,110,000   Forsyth, MT, Pollution Control Rev. Ref. Bds., (Washington Wtr. Pwr. Prj.)
                 Ser. `89 (MBIA Insured), 7.125%, 12/01/13..............................................      5,240,509

DAVIS TAX-FREE HIGH INCOME FUND, INC.
SCHEDULE OF INVESTMENTS - CONTINUED
At September 30, 1999
=======================================================================================================================
                                                                                                              VALUE
  PRINCIPAL                                                                                                  (NOTE 1)
  ---------                                                                                                  --------
                 MUNICIPAL BONDS - CONTINUED
               MONTANA - CONTINUED
$  4,900,000   Lewis & Clark Cnty., MT, Environmental Facs. Rev. Bds. (Asarco Inc. Prj.)
                 Ser. `98, 5.85%, 10/01/33..............................................................   $  4,549,993
   3,250,000   Montana St. Brd. Invt. Workers Comp. Prog. Rev. Ref.  Bds. MBIA Insured
                 Ser. `91, 6.875%, 06/01/20.............................................................      3,450,785
                                                                                                           ------------
                                                                                                             13,241,287
                                                                                                           ------------
               NEBRASKA - (0.14%)
   1,700,000   Nebraska Higher Educ. Loan Prg. Capital Appreciation Rev. Bds.,
                 Ser. `89 A, Zero Cpn., 12/15/15 (d)....................................................        608,362
                                                                                                           ------------

               NEVADA - (0.88%)
   1,250,000   Clark Cnty., NV, IDR (Nevada  Pwr. Co. Prj.) Ser. `97A, 5.90%,
                 11/01/32...............................................................................      1,175,638
   2,000,000   Clark Cnty., NV, Pollution Ctl. Rev. Ref. Bds. (Southern CA Edison Prj.)
                 Ser. A, 7.125%, 06/01/09...............................................................      2,093,220
     500,000   State Of Nevada Muni Bd. Bank Prj. No. 18 & 19, 8.40%, 09/01/01..........................        538,620
     105,000   State Of Nevada Muni Bd. Bank Prj. No. 18 & 19, 8.50%, 09/01/05..........................        107,062
                                                                                                           ------------
                                                                                                              3,914,540
                                                                                                           ------------
               NEW HAMPSHIRE - (3.49%)
  10,000,000   Manchester, NH, Gen. Airport Rev. Bds., (MBIA Insured)  Ser. `A,
                 4.50%, 01/01/28........................................................................      7,723,800
     500,000   New Hampshire Higher Educ. & Hlth. Fac. Auth. Rev. Bds. (NH Catholic
                 Charities Issue) Ser. `91, 8.40%, 08/01/11.............................................        550,090
     925,000   New Hampshire St. Hsg. Fin. Auth. Sngl. Fam. Mtg. Rev. Bds.
                 (FHA/VA Insured)  Ser. B, 6.05%, 07/01/25..............................................        932,030
   2,225,000   New Hampshire St. IDA PCR Ref. Bds. (Pub. Svc. Co. of New Hampshire
                 Prj.) `91 Ser. C, 7.65%, 05/01/21......................................................      2,308,104
   3,950,000   New Hampshire St. IDA Rev. Bds. (Pollution Ctl. - Connecticut Lt. Prj.)
                 Ser. `89, 7.375%, 12/01/19.............................................................      4,048,592
                                                                                                           ------------
                                                                                                             15,562,616
                                                                                                           ------------
               NEW JERSEY - (0.91%)
   1,350,000   New Jersey Econ. Dev. Auth., Econ. Dev. Rev. Bds. (Borg - Warner - Baker
                 Protective Svcs. Prj.) Ser. `83, 9.95%, 12/01/03.......................................      1,359,059
   1,000,000   New Jersey Econ. Dev. Auth., Econ. Dev. Rev. Ref. Bds. (Holt Hauling &
                 Warehousing) Ser. G, 8.40%, 12/15/15...................................................      1,060,850
     205,000   New Jersey Econ. Dev. Auth., Econ. Dev. Sr. Rev. Bds. (Lakewood of
                 Voorhees FHA Insured Prj.) Ser. A, 8.875%, 01/15/20....................................        221,213
     200,000   New Jersey Hlth. Care Fac. Fin. Auth. Rev. Bds. (Muhlenberg Reg'l. Med.
                 Ctr.) Ser. `88 B, 7.60%, 07/01/02......................................................        202,596
     605,000   New Jersey Hlth. Care Fac. Fin. Auth. Rev. Bds. (Muhlenberg Reg'l. Med.
                 Ctr.) Ser. `88 B, 8.00%, 07/01/18......................................................        612,974

DAVIS TAX-FREE HIGH INCOME FUND, INC.
SCHEDULE OF INVESTMENTS - CONTINUED
At September 30, 1999
=======================================================================================================================
                                                                                                              VALUE
  PRINCIPAL                                                                                                  (NOTE 1)
  ---------                                                                                                  --------
                 MUNICIPAL BONDS - CONTINUED
               NEW JERSEY - CONTINUED
$    590,000   New Jersey Hlth. Care Fac. Rev. Bds. (Muhlenberg Reg'l. Med. Ctr.) (MBIA
                 Insured) Ser. `88, 8.00%, 07/01/18.....................................................   $    597,776
                                                                                                           ------------
                                                                                                              4,054,468
                                                                                                           ------------
               NEW MEXICO - (0.71%)
     120,000   City of Albuquerque, NM, Hlth. Care Sys. Rev. Bds. (Lovelace Medical
                 Foundation Prj.), 12.00%, 03/01/11.....................................................        120,743
   2,970,000   Gallup, NM, Pollution Control Rev. Ref Bds., (Plains Elec. Generation Prj.)
                 (MBIA Insured), 6.65%, 08/15/17........................................................      3,061,654
                                                                                                           ------------
                                                                                                              3,182,397
                                                                                                           ------------
               NEW YORK - (6.23%)
     300,000   Battery Park City Auth., POD III Hsg. Rev. Bds., Ser. `84 (FHA-Insured
                 Mtg.), 10.00%, 06/01/23................................................................        303,591
     280,000   New York City, Ser. `90 I, FGIC Insured Bds., 7.25%, 08/15/14............................        287,762
     200,000   New York State Dorm Auth., Rev. Ref. Bds., (Rochester Inst. Tech.)
                 Ser. `97, 5.30%, 07/01/17..............................................................        191,078
   4,250,000   New York State Energy Research & Dev. Auth., Elec. Fac. Rev. Bds.
                 (Edison Co. Prj.) Ser. `91, 7.50%, 01/01/26............................................      4,325,523
   1,000,000   New York State Local Gov. Assistance Corp., Rev. Ref. Bds., Ser. `98 A,
                 4.375%, 04/01/18.......................................................................        819,870
   2,350,000   New York State Med. Care Fac. Fin. Agy. FGIC Insured Bds., (St. Francis
                 Hosp. Prj.), Ser. `88, 7.60%, 11/01/08.................................................      2,403,933
   2,000,000   New York State Med. Care Fac. Fin. Agy. Rev. Bds. (Beth Israel Med.
                 Ctr.-A) (MBIA Insured), Ser. `89, 7.40%, 11/01/04......................................      2,045,560
     700,000   New York State Med. Care Fac. Fin. Agy. Rev. Bds., Long Term-Hlth. Care,
                 Ser. `89 B, 7.375%, 11/01/11...........................................................        715,848
   1,010,000   New York State Med. Care Fac. Fin. Agy. Rev. Ref. Bds., Mental Hlth.
                 Svcs. Fac., Ser. `87 A, 8.875%, 08/15/07...............................................      1,013,838
   1,755,000   New York State Mtg. Agy. Rev. Bds., (Homeownership Mtg. - Ser. HH-2)
                 (FHA/Priv. Mtgs. Insured) Ser. `88, 7.85%, 04/01/22....................................      1,792,575
     100,000   Onondaga Cnty., NY, Ind'l. Dev. Agy. Ind'l. Dev. Rev. Bds. (Sysco Frosted
                 Foods Inc.) Ser. `83, 7.75%, 04/01/03..................................................        101,803
     400,000   Otsego Cnty., NY, Ind'l. Dev. Agy. Civic Agy. Rev. Bds. (Bassett Hlth.
                 Care Prj.) Ser. `98 A, 5.35%, 11/01/20.................................................        379,356
   5,000,000   Port Auth NY & NJ Rev. Bds. (Cons.-Seventy-Second) Ser. `92, 7.35%,
                 10/01/27...............................................................................      5,437,650
   7,000,000   Port Auth NY & NJ Rev. Bds. (Cons.-Sixty-Ninth) Ser. `90, 7.125%,
                 06/01/25...............................................................................      7,204,750
     300,000   Port Jervis, NY, IDA, Mercy Community Hosp. Rev. Bds., (Franciscan Hlth.
                 Partnership) Ser. `97, 5.10%, 11/01/07.................................................        291,552
     470,000   Port Jervis, NY, IDA, Mercy Community Hosp. Rev. Bds., (Franciscan Hlth.
                 Partnership) Ser. `97, 5.20%, 11/01/08.................................................        456,304
                                                                                                           ------------
                                                                                                             27,770,993
                                                                                                           ------------

DAVIS TAX-FREE HIGH INCOME FUND, INC.
SCHEDULE OF INVESTMENTS - CONTINUED
At September 30, 1999
=======================================================================================================================
                                                                                                              VALUE
  PRINCIPAL                                                                                                  (NOTE 1)
  ---------                                                                                                  --------
                 MUNICIPAL BONDS - CONTINUED
               NORTH CAROLINA - (1.20%)
$    500,000   Brevard, NC, Hsg. Auth. 1st Mtg. Rev. Bds. (Ascend Healthcare, Inc. Prj.),
                 Ser. `98A, 7.50%, 03/01/28.............................................................   $    464,345
     500,000   Charlotte, NC, Hsg. Auth. 1st Mtg. Rev. Bds. (Ascend Healthcare, Inc. Prj.),
                 Ser. `98A, 7.50%, 03/01/28.............................................................        464,345
   3,000,000   North Carolina Eastern Mun. Pwr. Agy. Pwr. Sys. Rev. Ref. Bds.,
                 Ser. B, 5.70%, 01/01/17................................................................      2,803,560
     200,000   North Carolina Med. Care Comm. Hosp. Rev. Ref. Bds. (Moore Memorial
                 Hosp. Prj.), 9.10%, 10/01/99...........................................................        200,028
     900,000   North Carolina Mun. Pwr. Agy. No. 1 Catawba Elec. Rev. Bds., Ser. `90,
                 6.50%, 01/01/10........................................................................        923,373
     500,000   Piedmont Hlth. Dev. Auth., Inc., 1st Mtg. Ref. Rev. Bds. (Nash Grove
                 Manor Inc. Fac., Nashville, North Carolina) Ser. `93A, 8.00%, 01/01/13.................        508,655
                                                                                                           ------------
                                                                                                              5,364,306
                                                                                                           ------------
               NORTH DAKOTA - (0.24%)
     900,000   Ward Cnty., ND, Hlth Care Fac. Rev. Bds. (St. Joseph's Hosp. Corp. Prj.)
                 Ser. `94, 8.875%, 11/15/14.............................................................      1,079,847
                                                                                                           ------------
               OHIO - (3.53%)
     500,000   Cleveland, OH, Waterworks Rev. Bds., Ser. A, 6.125%, 01/01/08............................        502,585
   2,700,000   Cnty. of Belmont, Ohio Hlth. Sys. Rev. and Ref. Bds. (East Ohio Reg'l
                 Hosp. Issue), 5.80%, 01/01/18..........................................................      2,448,549
     850,000   Hamilton Cnty., OH Hosp. Fac. Auth. Rev. Bds. (Unrefunded Balance)
                 Ser. `86, 7.00%, 01/01/09..............................................................        856,018
     680,000   Hamilton Cnty., OH Hosp. Fac. Auth. Rev. Bds. (Unrefunded Balance)
                 (MBIA Insured - IBC) Ser. `86, 7.00%, 01/01/09.........................................        684,903
     440,000   Hamilton Cnty., OH Hosp. Fac. Auth. Rev. Bds. (Unrefunded Balance)
                 (MBIA Insured) Ser. `86, 7.00%, 01/01/09...............................................        443,172
     305,000   Lakewood, Ohio Hosp. Impt. Rev. Ref. Bds. (Lakewood Hosp. ) Ser. One,
                 6.00%, 02/15/10........................................................................        305,497
   2,000,000   Mahoning Valley Sanitary Dist. (Ohio) Wtr. Rev. Bds., Ser. `94,
                 7.75%, 05/15/19........................................................................      2,133,400
     515,000   Montgomery Cnty., OH, Hosp. Rev. Ref. Bds. (Kettering Med. Ctr.)
                 Ser. `89, 7.40%, 04/01/09..............................................................        526,665
     470,000   Ohio Hsg. Fin. Agy. Sngl. Fam. Mtg. Rev. Bds. Cap. Appreciation,
                 Ser. `85 A, Zero Cpn., 01/15/15 (d)....................................................        107,560
   7,500,000   Ohio St. Air Quality Dev. Auth. Rev. Ref. Bds. (Pollution Ctl./Ohio
                 Edison) Ser. `90, 7.45%, 03/01/16......................................................      7,744,650
                                                                                                           ------------
                                                                                                             15,752,999
                                                                                                           ------------
               OKLAHOMA - (1.27%)
     530,000   Oklahoma Dev. Fin. Auth. Rev. Ref. Bds. (Hillcrest Hlth. Sys.) Ser. A,
                 5.625%, 08/15/19.......................................................................        479,714
  12,000,000   Oklahoma Hsg. Fin. Agy. Sngl. Fam. Mtg. Rev. Bds. Cap. Appreciation,
                 Ser. A-1, Zero Cpn., 03/01/29 (d)......................................................      2,066,160

DAVIS TAX-FREE HIGH INCOME FUND, INC.
SCHEDULE OF INVESTMENTS - CONTINUED
At September 30, 1999
=======================================================================================================================
                                                                                                              VALUE
  PRINCIPAL                                                                                                  (NOTE 1)
  ---------                                                                                                  --------
                 MUNICIPAL BONDS - CONTINUED
               OKLAHOMA - CONTINUED
$  5,000,000   Oklahoma Hsg. Fin. Agy. Sngl. Fam. Mtg. Rev. Bds. Cap. Appreciation,
                 Ser. B-1, Zero Cpn., 03/01/29 (d)......................................................   $    829,550
   6,185,000   Oklahoma Hsg. Fin. Agy. Sngl. Fam. Mtg. Rev. Bds. Cap. Appreciation,
                 Ser. D-1, Zero Cpn., 03/01/29 (d)......................................................      1,052,873
     200,000   Oklahoma St. Ind. Auth. Rev. Bds. (Hlth. Sys./Baptist Ctr.) Ser. `95C,
                 7.00%, 08/15/03........................................................................        216,772
   1,000,000   Southeastern, OK,  Ind. Auth. OK Rev. Bds. (Pollution Ctl./Weyerhauser
                 Co. Prj.) Ser. `85, 9.85%, 02/01/00....................................................      1,016,670
                                                                                                           ------------
                                                                                                              5,661,739
                                                                                                           ------------
               PENNSYLVANIA - (3.72%)
   2,835,000   Beaver Cnty., PA, IDA PCR Bds. (J&L Specialty Steel-formerly known
                 as Colt Ind. Prj.) Ser. 19, 7.00%, 06/01/08............................................      2,904,741
   2,360,000   Berks Cnty., PA, IDA (Supermarkets General Corp. Prj.), 10.50%, 11/01/03.................      2,440,240
     500,000   Clarion Cnty., PA, Ind. Dev. Auth. Rev. Bds., Ser. `80 (Beverly
                 Enterprises Inc.) 5.875%, 05/01/07.....................................................        478,745
     400,000   Columbia Cnty. IDA, Columbia Cnty., PA, 1st Mtg. Rev. Bds., Ser. `86
                 (Orangeville Nursing Ctr. Associates Prj.), 9.00%, 12/01/12............................        400,000
   1,000,000   Delaware Cnty., PA, Auth. Hlth. Sys. Rev. Bds. (Catholic Hlth. East)
                 Ser. `98, 4.875%, 11/15/18.............................................................        868,860
   2,210,000    Erie, PA, Cap. Appreciation, Unlimited G.O., Ser. B, Zero Cpn.,
                 11/15/12 (d)...........................................................................      1,069,110
     665,000   Luzerne Cnty., PA, Hsg. Corp. Rev. Bds., 8.125%, 12/01/08................................        666,337
     200,000   McKean Cnty., PA, Ind. Dev. Auth. Rev. Bds., Ser. `80 (Corning Glass
                 Wks. Prj.), 7.75%, 06/01/05............................................................        200,858
     920,000   Mercer Cnty., PA, IDA, Gumberg Assoc. - Pine Grove Square, The Kroger
                 Co., Ind. Dev. 1st Mtg. Rev. Bds., 13.00%, 06/01/07....................................        949,173
   1,000,000   Pennsylvania Econ. Dev. Fin. Auth. Solid Waste Disp. Rev. Bds.,
                 (USG Corp. Prj.) 6.00%, 06/01/31.......................................................        960,940
      45,000   Pennsylvania Hsg. Fin. Agy. Moderate Rehab. Rev. Bds., 9.00%, 08/01/01...................         45,512
  11,000,000   Pennsylvania Hsg. Fin. Agy. Sngl. Fam. Mtg. Rev. Bds., Ser. 63 A,
                 Zero Cpn., 04/01/30 (d)................................................................      1,801,690
      75,000   Philadelphia, PA, Redev. Auth. Home Improvement Loan Rev. Bds.,
                 Ser. `86 A, 7.375%, 06/01/03...........................................................         75,616
     860,000   Philadelphia, PA, Wtr. & Swr. Rev. Ref. Bds. (MBIA Insured) 15th Ser.,
                 6.875%, 10/01/06.......................................................................        877,269
     220,000   Pittsburgh & Allegheny Cnty., PA, Pub. & Auth. Rev. Bds. Ser. `78,
                 6.50%, 12/01/07........................................................................        220,464
      45,000   Pittsburgh, PA, Urban Redevelopment Auth. Home Improvement Loan,
                 Rev. Bds., Ser. `87 A, 7.125%, 08/01/04................................................         45,783
   5,000,000   Pittsburgh, PA, Wtr. & Swr. Auth. Wtr. & Swr. Sys. 1st Lien Rev.
                 Bds. Cap. Appreciation, Ser. B, Zero Cpn., 09/01/28 (d)................................        890,800
     750,000   Sayre, PA, Hlth. Care Facs. Auth. Rev. Bds. (VHA-Cap. Asset)
                 (MBIA Insured) Ser. `85C, 7.70%, 12/01/15..............................................        769,275

DAVIS TAX-FREE HIGH INCOME FUND, INC.
SCHEDULE OF INVESTMENTS - CONTINUED
At September 30, 1999
=======================================================================================================================
                                                                                                              VALUE
  PRINCIPAL                                                                                                  (NOTE 1)
  ---------                                                                                                  --------
                 MUNICIPAL BONDS - CONTINUED
               PENNSYLVANIA - CONTINUED
$    750,000   Sharon, PA, Reg'l. Hlth. Sys. Auth. Hlth. Sys. Rev. Bds., (Sharon Reg'l.
                 Hlth. Sys.) (MBIA Insured)  Ser. `98, 5.00%, 12/01/18..................................   $    667,538
     250,000   Warren Cnty., PA, IDA Specialized Dev. Rev. Ref. Bds. (Beverly
                 Enterprises - Pennsylvania, Inc. Prj.) Ser. `91, 9.00%, 11/01/12.......................        268,168
                                                                                                           ------------
                                                                                                             16,601,119
                                                                                                           ------------
               PUERTO RICO - (0.34%)
     780,000   Puerto Rico Commonwealth Infrastructure Fin. Auth. Special Bds.,
                 Unrefunded, Ser. `88 A, 7.75%, 07/01/08................................................        790,023
     720,000   Puerto Rico Ind. Med. & Environmental PCR Fac. Fin. Auth. Rev. Bds.,
                 (Abbott Chemical Inc. Prj.), 6.50%, 07/01/09...........................................        741,744
                                                                                                           ------------
                                                                                                              1,531,767
                                                                                                           ------------
               SOUTH CAROLINA - (1.81%)
     380,000   Certificates of Participation, Ser. `90A, South Carolina School Financing
                 Corp. (School Dist. No. 2 of Sumter Cnty., SC Prj.), 8.125%, 04/01/10..................        391,902
     100,000   Clemson Univ., SC, Ctfs. of Participation, Ser. `86, 6.90%, 12/01/07.....................        100,245
   5,165,000   Piedmont Mun. Pwr. Agy., SC, Elect. Rev. Ref. Bds., Ser. A,
                 5.00%, 01/01/14........................................................................      4,776,954
   1,055,000   Piedmont Mun. Pwr. Agy., SC, Elect. Rev. Ref. Bds., Ser. A,
                 6.55%, 01/01/26........................................................................      1,055,222
   1,075,000   South Carolina St. Ports Auth. Ports. Rev. Ref. Bds., 6.625%, 07/01/11...................      1,139,070
     595,000   South Carolina St. Ports Auth. Ports. Rev. Ref. Bds., 6.75%, 07/01/21....................        631,706
                                                                                                           ------------
                                                                                                              8,095,099
                                                                                                           ------------
               SOUTH DAKOTA - (0.06%)
     250,000   Aberdeen, SD, Unlimited G.O., Rev. Ref. Bds., (MBIA Insured) Ser. `87,
                 6.90%, 07/01/04........................................................................        251,838
                                                                                                           ------------
               TENNESSEE - (0.59%)
     285,000   Dover, TN, Hlth. & Educ. Fac., IDR (Wessex Corp. Dover Prj.), 9.50%,
                 09/01/11...............................................................................        285,618
     154,905   Dyer Cnty., TN, Ind. Dev. Brd. IDR Bds. (S.S. Kresge Co. - K-Mart Corp.),
                 8.10%, 11/01/00........................................................................        155,066
     500,000   The Hlth. & Educational Fac. Auth. of the City of Crossville, TN, 1st Mtg.
                 Ref. Rev. Bds. (Country Place Hlth. Care Ctr., Inc. Prj.) Ser. `96 A,
                 7.75%, 06/01/13........................................................................        522,865
   1,040,000   Lewisburg, TN, IDR Bds. (Mead Corp. Prj.), 7.875%, 02/01/00..............................      1,066,936
     145,000   McMinn Cnty., TN, Ind. Dev. Brd. Rev. Bds., (S.S. Kresge Co.), 8.00%,
                 11/01/00...............................................................................        145,199
     430,000   New Tazewell, TN, Hlth. Educational & Hsg. Fac. Brd. IDR Bds. (Wessex
                 Corp. New Tazewell Prj.) Ser. `87, 10.00%, 06/01/17....................................        431,277
      20,000   Tennessee Hsg. Dev. Agy. Rev. Bds., (Homeownership Prog. - S)
                 (MBIA Insured) Ser. `90, 7.625%, 07/01/22..............................................         20,822
                                                                                                           ------------
                                                                                                              2,627,783
                                                                                                           ------------

DAVIS TAX-FREE HIGH INCOME FUND, INC.
SCHEDULE OF INVESTMENTS - CONTINUED
At September 30, 1999
=======================================================================================================================
                                                                                                              VALUE
  PRINCIPAL                                                                                                  (NOTE 1)
  ---------                                                                                                  --------
                 MUNICIPAL BONDS - CONTINUED
               TEXAS - (8.38%)
$  8,025,000   Austin, TX, Hsg. Fin. Corp., Sngl. Fam. Mtg. Rev. Bds., Ser. `84,
                 Zero Cpn., 02/01/16 (d)................................................................   $    718,077
   6,305,000   Bexar, TX, Metro. Wtr. Dist. Waterworks  Sys. Rev. Bds., Cap.
                 Appreciation, (MBIA Insured), Zero Cpn., 05/01/32 (d)..................................        866,811
   6,305,000   Bexar, TX, Metro. Wtr. Dist. Waterworks  Sys. Rev. Bds., Cap.
                 Appreciation, (MBIA Insured), Zero Cpn., 05/01/34 (d)..................................        766,373
   1,000,000   Brazos River Auth., TX, Rev. Ref. Bds. (FGIC Insured)  (Houston Light &
                 Power) Ser. B, 7.20%, 12/01/18.........................................................      1,025,710
   1,005,000   Coastal Wtr. Auth. TX Wtr. Rev. Ref. Bds., 6.25%, 12/15/17...............................      1,048,587
     370,000   Coastal Wtr. Auth. TX Wtr. Rev. Ref. Bds. (FGIC Insured), Ser. `86 A,
                 7.50%, 12/15/16........................................................................        374,681
   5,205,000   Coppell, TX, Independent School Dist. Cap. Appreciation Ref. Bds.,
                 Unlimited G.O.,  Zero Cpn., 08/15/16 (d)...............................................      1,925,694
   5,205,000   Coppell, TX, Independent School Dist. Cap. Appreciation Ref. Bds.,
                 Unlimited G.O.,  Zero Cpn., 08/15/17 (d)...............................................      1,806,083
   5,205,000   Coppell, TX, Independent School Dist. Cap. Appreciation Ref. Bds.,
                 Unlimited G.O.,  Zero Cpn., 08/15/18 (d)...............................................      1,689,803
   5,200,000   Coppell, TX, Independent School Dist. Cap. Appreciation Ref. Bds.,
                 Unlimited G.O.,  Zero Cpn., 08/15/19 (d)...............................................      1,584,388
     625,000   Dallas Cnty., TX, Utility & Reclamation Dist. Rev. Ref. Bds., Cap.
                 Appreciation (MBIA Insured) Ser. `93, Zero Cpn., 02/15/14 (d)..........................        272,425
   2,000,000   Gulf Coast Waste Disp. Auth. Rev. Bds. (TX Waste Disp.-Valero Energy
                 Corp. Prj.) Ser. `98, 5.60%, 04/01/32..................................................      1,790,980
   1,000,000   Gulf Coast Waste Disp. Auth. Rev. Bds. (TX Waste Disp.-Valero Energy
                 Corp. Prj.) Ser. `99, 5.70%, 04/01/32..................................................        907,630
  11,185,000   Harris Cnty., Houston, TX, Sports Auth. Sp., Jr. Lien Rev. Bds., Cap.
                 Appreciation (MBIA Insured) Ser. `98 B, Zero Cpn., 11/15/18 (d)........................      3,577,522
     300,000   Houston, TX, Hsg. Fin. Corp. Sngl. Fam. Mtg. Rev. Ref. Bds., Ser. A-1,
                 8.00%, 06/01/14........................................................................        307,056
  10,000,000   Houston, TX, Independent School Dist. Cap. Appreciation Ref. Bds.,
                 Unlimited G.O.,  Zero Cpn., 02/15/13 (d)...............................................      4,648,600
   2,700,000   Matagorda Cnty., TX, NA Dist. No. 1 Poll. Ctl. Rev. Bds. (Central Power
                 & Light) Ser. `84, 7.50%, 12/15/14.....................................................      2,798,226
     500,000   Matagorda Cnty., TX, NA Dist. No. 1, Rev. Ref. Bds., (Houston Ind'l. Inc.,
                 Prj.) (MBIA Insured) Ser. `98 A, 5.25%, 11/01/29 (c)...................................        444,230
   2,000,000   Matagorda Cnty., TX, NA Dist. No. 1, Rev. Ref. Bds., (Houston Lighting
                 & Power Co,) (FGIC Insured)  7.20%, 12/01/18...........................................      2,049,980

DAVIS TAX-FREE HIGH INCOME FUND, INC.
SCHEDULE OF INVESTMENTS - CONTINUED
At September 30, 1999
=======================================================================================================================
                                                                                                              VALUE
  PRINCIPAL                                                                                                  (NOTE 1)
  ---------                                                                                                  --------
                 MUNICIPAL BONDS - CONTINUED
               TEXAS - CONTINUED
$    720,000   Red River Auth. TX Ind. Dev. Ref. Bds. (Cargill Inc. Prj.), 7.90%,
                 04/01/07...............................................................................   $    735,926
   1,000,000   Richardson, TX, Hosp. Auth. Hosp. Rev. Ref. Bds., (Baylor/Richardson)
                 Ser. `98, 5.625%, 12/01/28.............................................................        879,060
   1,250,000   San Antonio, TX, Hlth. Fac. Dev. Corp. Econ. Dev. Rev. Ref. Bds.
                 (Encore Nursing Ctr.) Ser. `92, 8.25%, 12/01/19........................................      1,340,888
     140,000   Texas St. Higher Educ. Coordinating Brd., College Student Loan Rev. Bds.,
                 7.20%, 04/01/02........................................................................        147,256
   5,000,000   Texas St. Tax & Rev. Antic. Nts., Rev. Bds., Ser. A, 4.50%, 08/31/00.....................      5,035,900
     235,000   Texoma Hsg. Fin. Corp. TX Sngl. Fam. Mtg. Rev. Ref. Bds.
                 (GNMA/FNMA Mtg.-Backed Sec.Prg.) Ser. `97, 5.80%, 09/01/28.............................        227,412
     255,000   Tomball, TX, Independent School Dist. Cap. Appreciation Ref. Bds.,
                 Unlimited G.O. Prerefunded,  Zero Cpn., 02/15/13 (d)...................................        103,525
     745,000   Tomball, TX, Independent School Dist. Cap. Appreciation Ref. Bds.,
                 Unlimited G.O. Unrefunded,  Zero Cpn., 02/15/13 (d)....................................        296,950
                                                                                                           ------------
                                                                                                             37,369,773
               UTAH - (0.23%)
   1,000,000   Utah Hsg. Fin. Agy. Rev. Bds. (RHA Community Services of Utah,
                 Inc. Prj.) Ser. `97 A, 6.875%, 07/01/27................................................      1,011,925
                                                                                                           ------------
               VERMONT - (0.31%)
   1,390,000   Vermont Hsg. Fin. Agy. Multi-Fam. Hsg. Bds., `79 Ser. A, 8.50%,
                 02/15/21...............................................................................      1,393,642
                                                                                                           ------------
               VIRGINIA - (3.22%)
   1,000,000   Chesapeake, VA, Ind'l Dev. Auth. Nursing Home Rev. Bds. (Sentara Life
                 Care Corp. Prj.) Ser. `88, 7.875%, 11/01/08............................................      1,022,960
   4,000,000   Chesapeake, VA, Ind'l Dev. Auth. Nursing Home Rev. Bds. (Sentara Life
                 Care Corp. Prj.) Ser. `88, 8.00%, 11/01/18.............................................      4,092,240
     140,000   The IDA of Covington-Alleghany Cnty., VA, IDR Ref. Bds. (Beverly
                 Enterprises, Inc. Prj.) Ser. `91, 9.375%, 09/01/01.....................................        144,277
     110,000   Montgomery Cnty., VA, Rev. Bds., Ser. `87, 6.70%, 04/01/07...............................        111,338
   1,000,000   Norfolk, VA, Ind'l Dev. Auth. Nursing Home Rev. Bds. (Sentara Life
                 Care Corp. Prj.) Ser. `88, 7.875%, 11/01/08............................................      1,022,960
   2,000,000   Norfolk, VA, Ind'l Dev. Auth. Nursing Home Rev. Bds. (Sentara Life
                 Care Corp. Prj.) Ser. `88, 7.90%, 11/01/18.............................................      2,045,780
     500,000   Peninsula Ports Auth. VA, Hosp. Fac. Rev. Ref. Bds. (Whittaker Mem.
                 Hosp. Prj.) Ser. `87, 8.70%, 08/01/23..................................................        550,250

DAVIS TAX-FREE HIGH INCOME FUND, INC.
SCHEDULE OF INVESTMENTS - CONTINUED
At September 30, 1999
=======================================================================================================================
                                                                                                              VALUE
  PRINCIPAL                                                                                                  (NOTE 1)
  ---------                                                                                                  --------
                 MUNICIPAL BONDS - CONTINUED
               VIRGINIA - CONTINUED
$    400,000   Virginia St. Hsg. Dev. Auth. Commonwealth Mtg., 6.20%, 07/01/21..........................   $    404,560
     600,000   Virginia St. Hsg. Dev. Auth. Commonwealth Mtg., Ser. A,
                 7.10%, 01/01/17........................................................................        619,158
   1,000,000   Virginia St. Hsg. Dev. Auth. Commonwealth Mtg., Ser. A,
                 7.10%, 01/01/22........................................................................      1,028,180
   3,000,000   Virginia St. Hsg. Dev. Auth. Commonwealth Mtg., Ser. A,
                 7.10%, 01/01/25........................................................................      3,082,860
     215,000   Virginia St. Res. Auth. Wtr. & Swr. Sys. Rev. Bds. (Pooled Loan Prg.)
                 Ser. `97 A, 7.50%, 11/01/17............................................................        215,624
                                                                                                           ------------
                                                                                                             14,340,187
                                                                                                           ------------
               WASHINGTON - (1.57%)
     500,000   Chelan Cnty., WA, Pub. Utilities Dist. No. 1, Chelan Hydro Cons. Sys.
                 Rev. Bds.. Ser. `97 A, 5.60%, 07/01/32 (c).............................................        480,975
     400,000   King Cnty., WA, Unlimited G.O., Ser. A `78, 6.50%, 12/01/12..............................        400,816
   6,000,000   Spokane Cnty., WA, School Dist. No. 356 Cent. VY Tax Deferred Int.
                 Unlimited G.O., Ser. B, Zero Cpn., 12/01/17 (d)........................................      2,056,800
   2,000,000   Washington St. Hlth. Care Fac. Auth. Rev. Bds. (SW Washington Hosp.
                 Vancouver)  Ser. `89, 7.125%, 10/01/19.................................................      2,044,540
   2,300,000   Washington St. Hsg. Fin. Comm. Nonprofit Hsg. Rev. Bds. (Seattle Univ.
                 Auxiliary Svcs. Prj.) Ser. `98, 5.30%, 07/01/31........................................      2,031,222
                                                                                                           ------------
                                                                                                              7,014,353
                                                                                                           ------------
               WEST VIRGINIA - (2.40%)
     375,000   Beverly, WV, Hsg. Corp. Mtg. Rev. Bds., Ser. `81 (Beverly Manor/FHA -
                 Insured/Section 8 Prj.), 11.00%, 11/15/22..............................................        426,034
     135,000   Glasgow, WV, Hlth. Fac. Rev. Ref. Bds. (Beverly Enterprises, Inc. Prj.)
                 Ser. `91, 9.50%, 09/01/01..............................................................        139,540
   8,700,000   West Virginia St. Cap. Appreciation, Infrastructure -A, Unlimited G.O.
                 Zero Cpn., 11/01/22 (d)................................................................      2,282,880
   4,400,000   West Virginia St. Cap. Appreciation, Infrastructure -A, Unlimited G.O.
                 Zero Cpn., 11/01/23 (d)................................................................      1,086,228
   9,400,000   West Virginia St. Cap. Appreciation, Infrastructure -A, Unlimited G.O.
                 Zero Cpn., 11/01/24 (d)................................................................      2,183,244
   9,250,000   West Virginia St. Cap. Appreciation, Infrastructure -A, Unlimited G.O.
                 Zero Cpn., 11/01/25 (d)................................................................      2,020,293
   2,525,000   West Virginia St. Hsg. Dev. Fd. Hsg. Fin. Rev. Bds., Ser. B, 7.20%,
                 11/01/20...............................................................................      2,560,249
                                                                                                           ------------
                                                                                                             10,698,468
                                                                                                           ------------

DAVIS TAX-FREE HIGH INCOME FUND, INC.
SCHEDULE OF INVESTMENTS - CONTINUED
At September 30, 1999
=======================================================================================================================
                                                                                                              VALUE
  PRINCIPAL                                                                                                  (NOTE 1)
  ---------                                                                                                  --------
                 MUNICIPAL BONDS - CONTINUED
               WISCONSIN - (0.44%)
$    300,000   Clear Lake, WI, Sewer Sys. Mtg. Rev. Bds., 8.00%, 08/01/11...............................   $    310,194
     135,000   Wisconsin Hlth. Fac. Auth. Rev. Ref. Bds., Hosp. Sisters Svcs. Sys.,
                 Ser. D, 9.125%, 07/01/05...............................................................        135,574
   1,595,000   Wisconsin St. Hlth. & Educational Fac. Auth. Rev. Bds. (RFDF Inc. Prj.)
                 Ser. `97, 7.375%, 07/15/27.............................................................      1,533,896
                                                                                                           ------------
                                                                                                              1,979,664
                                                                                                           ------------

                 Total Municipal Bonds - (identified cost $455,815,706).................................    436,946,479
                                                                                                           ------------

                   Total investments - (identified cost $455,815,706)(98.01%) (a).......................    436,946,479
                   Other assets less liabilities - (1.99%)..............................................      8,868,322
                                                                                                           ------------
                     Net assets - (100%)................................................................   $445,814,801
                                                                                                           ============

+ These securities are in default but have made partial payments.

(a) Aggregate cost for Federal income tax purposes is $455,815,706.

At September 30, 1999 unrealized appreciation (depreciation) of securities for Federal income tax purposes was as follows:

                 Unrealized appreciation................................................................   $  1,519,358
                 Unrealized depreciation................................................................    (20,388,585)
                                                                                                           ------------
                   Net unrealized depreciation..........................................................   $(18,869,227)
                                                                                                           ============

(b) Represents a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

(c) Represents the current rate for a variable rate security.

(d) As of September 30, 1999, zero coupon bonds amounted to $94,837,145 or 21.27% of the Fund's net assets.
Because zero coupon bonds pay no interest and compound semi-annually at the fixed rate at the time of reissuance, their value is generally more volatile than the value of other debt securities.



SEE NOTES TO FINANCIAL STATEMENTS

DAVIS TAX-FREE HIGH INCOME FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
At September 30, 1999
========================================================================================================
ASSETS:
   Investments in securities, at value (identified cost $455,815,706)
      (See accompanying Schedule of Investments)..........................................  $436,946,47
   Cash...................................................................................     3,201,661
   Receivables:
      Interest............................................................................     7,374,886
      Investment securities sold..........................................................       541,533
      Capital stock sold..................................................................       283,804
   Prepaid expenses.......................................................................        45,498
                                                                                            ------------
         Total assets.....................................................................   448,393,861
                                                                                            ------------

LIABILITIES:
   Payables:
      Capital stock reacquired............................................................       966,035
      Investment securities purchased.....................................................       811,350
      Commissions to distributor (Note 4).................................................       409,322
   Accrued expenses.......................................................................       392,353
                                                                                            ------------
         Total liabilities................................................................     2,579,060
                                                                                            ------------

NET ASSETS (NOTE 5).......................................................................  $445,814,801
                                                                                            ============
   CLASS A SHARES
      Net assets..........................................................................  $174,440,651
      Shares outstanding..................................................................    20,139,569
      Net asset value and redemption price per share......................................         $8.66
                                                                                                   =====
      Maximum offering price per share (100/95.25 of $8.66)...............................         $9.09
                                                                                                   =====

   CLASS B SHARES
      Net assets..........................................................................  $228,440,224
      Shares outstanding..................................................................    26,470,666
      Net asset value and redemption price per share......................................         $8.63
                                                                                                   =====

   CLASS C SHARES
      Net assets..........................................................................  $ 41,642,045
      Shares outstanding..................................................................     4,794,090
      Net asset value and redemption price per share......................................         $8.69
                                                                                                   =====

   CLASS Y SHARES
      Net assets..........................................................................  $  1,291,881
      Shares outstanding..................................................................       149,099
      Net asset value and redemption price per share......................................         $8.66
                                                                                                   =====

NET ASSETS CONSIST OF:
   Par value of shares of capital stock...................................................       515,534
   Additional paid-in capital.............................................................   469,108,448
   Net unrealized depreciation on investments.............................................   (18,869,227)
   Accumulated net realized loss..........................................................    (4,939,954)
                                                                                            ------------
         Net assets.......................................................................  $445,814,801
                                                                                            ============

SEE NOTES TO FINANCIAL STATEMENTS

DAVIS TAX-FREE HIGH INCOME FUND, INC.
STATEMENT OF OPERATIONS
For the year ended September 30, 1999
========================================================================================================
INVESTMENT INCOME:

   Income:
      Interest............................................................................  $ 31,699,670
                                                                                            ------------

   Expenses:
      Management fees (Note 3)............................................  $  3,107,801
      Custodian fees......................................................       122,920
      Transfer agent fees
         Class A..........................................................       143,135
         Class B..........................................................       214,630
         Class C..........................................................        37,490
         Class Y..........................................................         2,261
      Audit fees..........................................................        24,150
      Legal fees .........................................................        38,048
      Accounting fees (Note 3)............................................        15,996
      Reports to shareholders.............................................       115,596
      Directors fees and expenses.........................................        77,697
      Registration and filing fees........................................       157,471
      Miscellaneous.......................................................        31,909
      Payments under distribution plan (Note 4)
         Class A..........................................................       515,625
         Class B..........................................................     2,464,753
         Class C..........................................................       425,374
                                                                            ------------
            Total expenses................................................................     7,494,856
            Expenses paid indirectly (Note 6).............................................        (2,705)
                                                                                            ------------
            Net expenses..................................................................     7,492,151
                                                                                            ------------
               Net investment income......................................................    24,207,519
                                                                                            ------------


REALIZED AND UNREALIZED LOSS ON INVESTMENTS:

Net realized loss from investment transactions............................................    (4,702,920)
Net increase in unrealized depreciation of investments during the period..................   (24,020,731)
                                                                                            ------------
         Net realized and unrealized loss on investments..................................   (28,723,651)
                                                                                            ------------
            Net decrease in net assets resulting from operations..........................  $ (4,516,132)
                                                                                            ============

SEE NOTES TO FINANCIAL STATEMENTS

DAVIS TAX-FREE HIGH INCOME FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
=========================================================================================================


                                                                             YEAR ENDED      YEAR ENDED
                                                                            SEPTEMBER 30,   SEPTEMBER 30,
OPERATIONS:                                                                     1999            1998
                                                                            ------------    ------------
Net investment income.....................................................  $ 24,207,519     $ 21,973,208
Net realized loss from investment transactions............................    (4,702,920)        (237,034)
Net change  in unrealized appreciation/(depreciation)
   of investments.........................................................   (24,020,731)       3,568,267
                                                                            ------------     ------------
      Net increase (decrease) in net assets resulting
         from operations..................................................    (4,516,132)      25,304,441

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income
      Class A ............................................................   (10,996,601)     (11,779,256)
      Class B  ...........................................................   (11,220,403)     (10,526,467)
      Class C ............................................................    (1,924,689)      (1,029,628)
      Class Y ............................................................       (67,090)         (21,941)

   Realized gains
      Class A ............................................................          -            (673,758)
      Class B ............................................................          -            (790,190)
      Class C ............................................................          -             (46,345)
      Class Y ............................................................          -                (294)

   In excess of net investment income
      Class A ............................................................       (89,106)        (518,381)
      Class B ............................................................       (90,919)        (262,079)
      Class C ............................................................       (15,596)         (39,435)
      Class Y ............................................................          (544)            -
CAPITAL SHARE TRANSACTIONS:

   Net increase (decrease) in net assets resulting from capital share transactions (Note 5)

      Class A ............................................................   (57,667,370)     152,107,227
      Class B  ...........................................................   (12,350,227)     122,590,184
      Class C ............................................................     7,608,906       34,078,836
      Class Y ............................................................       489,969          877,300
                                                                            ------------     ------------

      Total increase (decrease) in net assets.............................   (90,839,802)     309,270,214

NET ASSETS:
Beginning of year    .....................................................   536,654,603      227,384,389
                                                                            ------------     ------------
End of year (including undistributed net investment income
   of $1,264 in 1998) ....................................................  $445,814,801     $536,654,603
                                                                            ============     ============

SEE NOTES TO FINANCIAL STATEMENTS

DAVIS TAX-FREE HIGH INCOME FUND, INC.
NOTES TO FINANCIAL STATEMENT
At September 30, 1999
================================================================================

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         Davis Tax-Free High Income Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to provide current income free from federal income tax by investing in municipal obligations. The Fund may invest in high yield, high risk, low rated and unrated bonds commonly referred to as "junk bonds." Such securities are speculative and subject to greater market fluctuations and risk of loss of income and principal than higher rated bonds. The Fund offers shares in four classes, Class A, Class B, Class C and Class Y. The Class A shares are sold with a front-end sales charge, the Class B and C shares are sold at net asset value and may be subject to a contingent deferred sales charge upon redemption. Class Y shares are sold at net asset value and are not subject to any contingent deferred shares charge. Class Y shares are only available to certain qualified investors. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by each class. Operating expenses directly attributable to a specific class are charged against the operations of that class. All classes have identical rights with respect to voting (exclusive of each class's distribution arrangement), liquidation and distributions. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION

         Municipal bonds are normally valued on the basis of prices provided by an independent pricing service or broker. Securities not priced in this manner are priced at the last sales price if traded on that day and, if not traded, at the mean between the most recent quoted bid and asked prices provided by investment dealers. Short-term obligations are valued at amortized cost, which approximates value. The pricing service and valuation procedures are reviewed and subject to approval by the Board of Directors.

FEDERAL INCOME TAXES

         It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its tax-exempt and taxable income to shareholders. Therefore, no provision for federal income or excise tax is required. During the year ended September 30, 1999, the fund deferred $4,700,000 in realized losses for federal income tax purposes. These losses will be recognized for federal income tax purposes during the year ended September 30, 2000. At September 30, 1999, the Fund had approximately $249,000 of capital loss carryovers available to offset future capital gains, if any, which expire by 2007.

SECURITIES TRANSACTIONS AND RELATED INVESTMENT INCOME

         Securities transactions are accounted for on the trade date (date the order to buy or sell is executed) with realized gain or loss on the sale of securities being determined based upon identified cost. Interest income is recorded on the accrual basis. Premiums on tax-exempt securities, original issue discounts and market discounts are amortized to investment income, over the lives of the respective securities, or to the earliest call date, if applicable, for financial reporting and tax purposes.

DIVIDENDS AND DISTRIBUTIONS TO  SHAREHOLDERS

         Dividends and distributions to shareholders are recorded on the ex-dividend date. The character of the distributions made during the year from net investment income may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which income or gain was recorded by the Fund. The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts

DAVIS TAX-FREE HIGH INCOME FUND, INC.
NOTES TO FINANCIAL STATEMENTS - CONTINUED
At September 30, 1999
================================================================================

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - (CONTINUED)

and distributions determined in accordance with income tax regulations. Accordingly, during the year ended September 30, 1999, amounts have been reclassified to reflect an increase in undistributed net income of $196,165, a decrease in accumulated net realized losses of $158,093 and a decrease in additional paid-in capital of $354,258. Income from amortization of market discounts and certain short-term investments is not tax-exempt and may result in some percentage of dividends being reported as taxable income to shareholders.

USE OF ESTIMATES IN FINANCIAL STATEMENTS

         In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

NOTE 2 - PURCHASES AND SALES OF SECURITIES

         Purchases and sales of investment securities (excluding short-term securities) during the year ended September 30, 1999, were $357,931,836 and $412,633,748, respectively.

NOTE 3 - INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

         The Fund pays advisory fees for investment management and advisory services under a management agreement with Davis Selected Advisers, L.P. (the "Adviser"). The agreement provides for a fee at the annual rate of 0.65% of the first $250 million of average annual net assets of the Fund, 0.60% of the next $250 million of average annual net assets of the Fund and 0.55% of average annual net assets over $500 million.

         The Adviser is paid for registering Fund shares for sale in various states. The fee for the year ended September 30, 1999, amounted to $12,996. State Street Bank & Trust Company ("State Street Bank") is the Fund's primary transfer agent. The Adviser is also paid for certain transfer agent services. The fee for these services for the year ended September 30, 1999, amounted to $32,413. State Street Bank is the Fund's primary accounting provider. Fees for such services are included in the custodian fee as State Street Bank also serves as the Fund's custodian. The Adviser is also paid for certain accounting services. Such fee paid to the Adviser for the year ended September 30, 1999, amounted to $15,996. Certain directors and the officers of the Fund are also officers and directors of the general partner of the Adviser.

         Davis Selected Advisers-NY, Inc. ("DSA-NY"), a wholly-owned subsidiary of the Adviser, acts as sub-adviser to the Fund. The Fund pays no fees directly to DSA-NY.

         Stamper Capital & Investments, Inc. ("Stamper") also acts as sub-adviser of the Fund. Stamper manages the day-to-day investment operations for the Fund. The Fund pays no fees directly to Stamper. Stamper receives from the Adviser a percentage of the total annual investment advisory fees paid by the Fund to the Adviser.

NOTE 4 - DISTRIBUTION AND UNDERWRITING FEES

CLASS A SHARES

        Class A shares of the Fund are sold at net asset value plus a sales charge and are redeemed at net asset value (without a contingent deferred sales charge).

        During the year ended September 30, 1999, Davis Distributors, LLC, the Fund's Underwriter (the "Underwriter" or "Distributor") received $316,814 from commissions earned on sales of Class A shares of the Fund of which $51,835 was retained by the Underwriter and the remaining $264,979 was reallowed to investment dealers. The Underwriter paid the costs of prospectuses in excess of those required to be filed as part of the Fund's registration statement, sales literature and other expenses assumed or incurred by it in connection with such sales.

DAVIS TAX-FREE HIGH INCOME FUND, INC.
NOTES TO FINANCIAL STATEMENTS - CONTINUED
At September 30, 1999
================================================================================

NOTE 4 - DISTRIBUTION AND UNDERWRITING FEES - (CONTINUED)

        The Underwriter is reimbursed for amounts paid to dealers as a service fee with respect to Class A shares sold by dealers which remain outstanding during the period. The service fee is reimbursed at the annual rate up to 1/4 of 1% of the average net assets maintained by the responsible dealers. The Underwriter is not reimbursed for accounts for which the Underwriter pays no service fees to other firms. The service fee for Class A shares of the Fund for the year ended September 30, 1999, was $515,625.

CLASS B SHARES

        Class B shares of the Fund are sold at net asset value and are redeemed at net asset value less a contingent deferred sales charge if redeemed within six years of purchase.

        The Fund pays a distribution fee to reimburse the Distributor for commission advances on the sale of the Fund's Class B shares. The National Association of Securities Dealers, Inc., ("NASD") limits the percentage of the Fund's average annual net assets attributable to Class B shares which may be used to reimburse the Distributor. The limit is 1%, of which 0.75% may be used to pay distribution expenses and 0.25% may be used to pay shareholder service fees. The NASD rule also limits the aggregate amount the Fund may pay for distribution-related services to 6.25% of gross Fund sales since inception of the Rule 12b-1 plan plus interest at 1% over the prime rate on unpaid amounts. The Distributor intends to seek full payment (plus interest at prime plus 1%) of distribution charges that exceed the 1% annual limit in some future period or periods when the plan limits have not been reached.

        During the year ended September 30, 1999, Class B shares of the Fund made distribution plan payments which included distribution fees of $1,860,068 and service fees of $604,685.

        Commission advances by the Distributor during the year ended September 30, 1999 on the sale of Class B shares of the Fund amounted to $1,097,633 of which $1,040,189 was re-allowed to qualified selling dealers.

        The Distributor intends to seek payment from Class B shares of the Fund in the amount of $6,713,113, representing the cumulative commission advances by the Distributor on the sale of the Fund's Class B shares, plus interest, reduced by cumulative distribution fees paid by the Fund and cumulative contingent deferred sales charges paid by redeeming shareholders. The Fund has no contractual obligation to pay any such distribution charges and the amount, if any, timing and condition of such payment are solely within the discretion of the Directors who are not interested persons of the Fund or the Distributor.

        A contingent deferred sales charge is imposed upon redemption of certain Class B shares of the Fund within six years of the original purchase. The charge is a declining percentage starting at 4% of the lesser of net asset value of the shares redeemed or the total cost of such shares. During the year ended September 30, 1999, the Distributor received contingent deferred sales charges of $730,629 from redemptions of Class B shares of the Fund.

DAVIS TAX-FREE HIGH INCOME FUND, INC.
NOTES TO FINANCIAL STATEMENTS - CONTINUED
At September 30, 1999
================================================================================

NOTE 4 - DISTRIBUTION AND UNDERWRITING FEES - (CONTINUED)

CLASS C SHARES

        Class C shares of the Fund are sold at net asset value and are redeemed at net asset value less a contingent deferred sales charge of 1% if redeemed within one year of purchase. The Fund pays the Distributor 1% of the Fund's average annual net assets attributable to Class C shares, of which 0.75% may be used to pay distribution expenses and 0.25% may be used to pay shareholder service fees.

        During the year ended September 30, 1999, Class C shares of the Fund made distribution plan payments of $425,374. During the year ended September 30, 1999, the Distributor received $20,824 in contingent deferred sales charges from redemption of Class C shares of the Fund.

NOTE 5 - CAPITAL STOCK

         At September 30, 1999, there were 1,000,000,000 shares of capital stock ($0.01 par value per share) authorized. Transactions in capital stock were as follows:

                                                                YEAR ENDED
CLASS A                                                    SEPTEMBER 30, 1999
                                                    -------------------------------
                                                        SHARES            AMOUNT
                                                        ------            ------
Shares sold.......................................      5,092,150     $  45,945,933
Shares issued in reinvestment of distributions....        564,534         5,078,931
                                                    -------------     -------------
                                                        5,656,684        51,024,864
Shares redeemed...................................    (12,047,128)     (108,692,234)
                                                    -------------     -------------
         Net decrease.............................     (6,390,444)    $ (57,667,370)
                                                    =============     =============

                                                                YEAR ENDED
                                                           SEPTEMBER 30, 1998
                                                    -------------------------------
                                                        SHARES            AMOUNT
                                                        ------            ------
Shares sold.......................................     35,588,556     $ 326,191,003
Shares issued in reinvestment of distributions....        640,064         5,842,119
                                                    -------------     -------------
                                                       36,228,620       332,033,122
Shares redeemed...................................    (19,676,340)     (179,925,895)
                                                    -------------     -------------
         Net increase.............................     16,552,280     $ 152,107,227
                                                    =============     =============

DAVIS TAX-FREE HIGH INCOME FUND, INC.
NOTES TO FINANCIAL STATEMENTS - CONTINUED
At September 30, 1999
================================================================================

NOTE 5 - CAPITAL STOCK - (CONTINUED)


                                                                YEAR ENDED
CLASS B                                                    SEPTEMBER 30, 1999
                                                    -------------------------------
                                                        SHARES            AMOUNT
                                                        ------            ------
Shares sold.......................................      4,239,576     $  38,228,135
Shares issued in reinvestment of distributions....        444,771         3,985,404
                                                    -------------     -------------
                                                        4,684,347        42,213,539
Shares redeemed...................................     (6,090,773)      (54,563,766)
                                                    -------------     -------------
         Net decrease.............................     (1,406,426)    $ (12,350,227)
                                                    =============     =============

                                                                YEAR ENDED
                                                           SEPTEMBER 30, 1998
                                                    -------------------------------
                                                        SHARES            AMOUNT
                                                        ------            ------
Shares sold.......................................     17,056,260     $ 155,837,641
Shares issued in reinvestment of distributions....        511,231         4,656,040
                                                    -------------     -------------
                                                       17,567,491       160,493,681
Shares redeemed...................................     (4,154,386)      (37,903,497)
                                                    -------------     -------------
         Net increase.............................     13,413,105     $ 122,590,184
                                                    =============     =============

                                                                YEAR ENDED
CLASS C                                                    SEPTEMBER 30, 1999
                                                    -------------------------------
                                                        SHARES            AMOUNT
                                                        ------            ------
Shares sold.......................................      2,125,712     $  19,312,493
Shares issued in reinvestment of distributions....         86,645           780,258
                                                    -------------     -------------
                                                        2,212,357        20,092,751
Shares redeemed...................................     (1,388,222)      (12,483,845)
                                                    -------------     -------------
         Net increase.............................        824,135     $   7,608,906
                                                    =============     =============

                                                                YEAR ENDED
                                                           SEPTEMBER 30, 1998
                                                    -------------------------------
                                                        SHARES            AMOUNT
                                                        ------            ------
Shares sold.......................................      4,003,278     $  36,794,143
Shares issued in reinvestment of distributions....         37,685           345,114
                                                    -------------     -------------
                                                        4,040,963        37,139,257
Shares redeemed...................................       (333,673)       (3,060,421)
                                                    -------------     -------------
         Net increase.............................      3,707,290     $  34,078,836
                                                    =============     =============

DAVIS TAX-FREE HIGH INCOME FUND, INC.
NOTES TO FINANCIAL STATEMENTS - CONTINUED
At September 30, 1999
================================================================================

NOTE 5 - CAPITAL STOCK - (CONTINUED)

                                                                YEAR ENDED
CLASS Y                                                    SEPTEMBER 30, 1999
                                                    -------------------------------
                                                        SHARES            AMOUNT
                                                        ------            ------
Shares sold.......................................        200,923     $   1,820,882
Shares issued in reinvestment of distributions....          3,093            27,497
                                                    -------------     -------------
                                                          204,016         1,848,379
Shares redeemed...................................       (151,024)       (1,358,410)
                                                    -------------     -------------
         Net increase.............................         52,992     $     489,969
                                                    =============     =============

                                                            OCTOBER 6, 1997
                                                     (INCEPTION OF CLASS) THROUGH
                                                          SEPTEMBER 30, 1998
                                                    -------------------------------
                                                        SHARES            AMOUNT
                                                        ------            ------
Shares sold.......................................        115,009     $   1,049,727
Shares issued in reinvestment of distributions....              1                 5
                                                    -------------     -------------
                                                          115,010         1,049,732
Shares redeemed...................................        (18,903)         (172,432)
                                                    -------------     -------------
         Net increase.............................         96,107     $     877,300
                                                    =============     =============

NOTE 6 - CUSTODIAN FEES

         Under an agreement with the custodian bank, custodian fees are reduced for earnings on cash balances maintained at the custodian by the Fund. Such reductions amounted to $2,705 during the year ended September 30, 1999.

DAVIS TAX-FREE HIGH INCOME FUND, INC.
FINANCIAL HIGHLIGHTS
================================================================================

The following financial information represents financial highlights for each share of capital stock outstanding throughout each period:

CLASS A

                                                                                                                  DECEMBER 1, 1994
                                                                                                                   (INCEPTION OF
                                                                           YEAR ENDED SEPTEMBER 30,                CLASS) THROUGH
                                                              --------------------------------------------------    SEPTEMBER 30,
                                                                1999          1998          1997          1996          1995
                                                                ----          ----          ----          ----          ----
Net Asset Value, Beginning
   of Period............................................      $   9.19      $   9.22      $   9.15      $   9.19      $   8.90
                                                              --------      --------      --------      --------      --------

Income (Loss) From Investment Operations
   Net Investment Income................................          0.47          0.54          0.57          0.61          0.40
   Net Realized and Unrealized Gains (Losses)...........        (0.52)          0.04          0.11        (0.05)          0.30
                                                              --------      --------       -------      --------      --------
           Total From Investment Operations.............        (0.05)          0.58          0.68          0.56          0.70
                                                              --------      --------       -------      --------      --------

Dividends and Distributions
   Net Investment Income................................        (0.47)        (0.54)        (0.59)        (0.54)        (0.40)

   Distribution from Realized Gains.....................          -           (0.05)        (0.02)        (0.06)        (0.01)
   Dividends in Excess of Net Investment
        Income..........................................        (0.01)        (0.02)          -             -             -
                                                              --------      --------      --------      --------      --------
           Total Dividends and Distributions............        (0.48)        (0.61)        (0.61)        (0.60)        (0.41)
                                                              --------      --------      --------      --------      --------

Net Asset Value, End of Period..........................      $   8.66      $   9.19      $   9.22      $   9.15      $   9.19
                                                              ========      ========      ========      ========      ========

Total Return (1)........................................        0.61)%         6.53%         7.66%         6.33%         7.93%

Ratios/Supplemental Data
   Net Assets,  End of Period
      (000 omitted).....................................      $174,441      $243,878      $ 92,020      $ 44,828      $ 45,461
   Ratio of Expenses to
      Average Net Assets................................         1.06%         1.04%      1.26%(2)         1.36%         1.43%*
   Ratio of Net Investment Income to
      Average Net Assets................................         5.30%         5.37%         6.60%         6.64%         5.95%*

   Portfolio Turnover Rate (3)..........................        73.45%       126.28%       112.71%       106.55%       127.80%

(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

(2) Ratio of expenses to average net assets after the reduction of custodian fees under a custodian agreement was 1.25% for September 30, 1997. Prior to 1996, such reductions were reflected in the expense ratios.

(3) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

*   Annualized

DAVIS TAX-FREE HIGH INCOME FUND, INC.
FINANCIAL HIGHLIGHTS
================================================================================

The following financial information represents financial highlights for each share of capital stock outstanding throughout each period:

CLASS B

                                                                                YEAR ENDED SEPTEMBER 30,
                                                           ----------------------------------------------------------------
                                                             1999          1998          1997          1996          1995
                                                             ----          ----          ----          ----          ----
Net Asset Value, Beginning
   of Period..........................................     $   9.16      $   9.19      $   9.12      $   9.17      $   9.09
                                                           --------      --------      --------      --------      --------
Income (Loss) From Investment Operations
   Net Investment Income..............................         0.41          0.49          0.53          0.54          0.48
   Net Realized and Unrealized Gains (Losses).........       (0.53)          0.02          0.08        (0.05)          0.10
                                                           --------      --------      --------      --------      --------
        Total From  Investment
           Operations.................................       (0.12)          0.51          0.61          0.49          0.58
                                                           --------      --------      --------      --------      --------
Dividends and Distributions
   Net Investment Income..............................       (0.41)        (0.48)        (0.52)        (0.48)        (0.48)
   Distribution from Realized  Gains..................         -           (0.05)        (0.02)        (0.06)        (0.01)
   Dividends in Excess of Net Investment
       Income.........................................         -(4)        (0.01)          -             -           (0.01)
                                                           --------      --------      --------      --------      --------
        Total Dividends and Distributions.............       (0.41)        (0.54)        (0.54)        (0.54)        (0.50)
                                                           --------      --------      --------      --------      --------

Net Asset Value, End of Period........................     $   8.63      $   9.16      $   9.19      $   9.12      $   9.17
                                                           ========      ========      ========      ========      ========

Total Return (1)......................................      (1.39)%         5.74%         6.89%         5.51%         6.64%

Ratios/Supplemental Data
   Net Assets,  End of Period
      (000 omitted)...................................     $228,440      $255,300      $132,934      $109,488      $126,727
   Ratio of Expenses to
      Average Net Assets..............................        1.82%      1.80%(2)         2.02%         2.10%         2.14%
   Ratio of Net Investment Income
      to Average Net Assets...........................        4.54%         4.62%         5.87%         5.89%         5.37%
   Portfolio Turnover Rate (3)........................       73.45%       126.28%       112.71%       106.55%       127.80%

(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.

(2) Ratio of expenses to average net assets after the reduction of custodian fees under a custodian agreement was 1.79% for September 30, 1998. Prior to 1996, such reductions were reflected in the expense ratios.

(3) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

(4) Less than $0.005 per share.

DAVIS TAX-FREE HIGH INCOME FUND, INC.
FINANCIAL HIGHLIGHTS
================================================================================

The following financial information represents financial highlights for each share of capital stock outstanding throughout each period:

CLASS C

                                                                                            AUGUST 18, 1997
                                                                                              (INCEPTION
                                                                                               OF CLASS)
                                                                YEAR ENDED SEPTEMBER 30,       THROUGH
                                                                ------------------------     SEPTEMBER 30,
                                                                 1999            1998            1997
                                                                 ----            ----            ----
Net Asset Value, Beginning
   of Period..............................................      $  9.22         $  9.25         $  9.20
                                                                -------         -------         -------
Income (Loss) From Investment Operations
   Net Investment Income..................................         0.42            0.49            0.04
   Net Realized and Unrealized Gains (Losses).............       (0.54)            0.03            0.03
                                                                -------         -------         -------
        Total From  Investment Operations.................       (0.12)            0.52            0.07
                                                                -------         -------         -------

Dividends and Distributions
   Net Investment Income..................................       (0.41)          (0.48)          (0.02)
   Distribution from Realized Gains.......................         -             (0.05)            -
   Dividends in Excess of Net Investment Income...........         -(4)          (0.02)            -
                                                                -------         -------         -------
        Total Dividends and Distributions.................       (0.41)          (0.55)          (0.02)
                                                                -------         -------         -------

Net Asset Value, End of Period............................      $  8.69         $  9.22         $  9.25
                                                                =======         =======         =======

Total Return (1)..........................................      (1.34)%           5.74%           0.77%

Ratios/Supplemental Data
   Net Assets,  End of Period
      (000 omitted).......................................      $41,642         $36,594         $ 2,430
   Ratio of Expenses to
      Average Net Assets..................................        1.83%           1.77%(2)        2.03%*
   Ratio of Net Investment Income to
      Average Net Assets..................................        4.53%           4.65%           5.85%*

   Portfolio Turnover Rate (3)............................       73.45%         126.28%         112.71%

(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day for the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

(2) Ratio of expenses to average net assets after the reduction of custodian fees under a custodian agreement was 1.76% for September 30, 1998.

(3) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

(4) Less than $0.005 per share.

*   Annualized

DAVIS TAX-FREE HIGH INCOME FUND, INC.
FINANCIAL HIGHLIGHTS
================================================================================

The following financial information represents financial highlights for each share of capital stock outstanding throughout each period:

CLASS Y

                                                                       OCTOBER 6, 1997
                                                                         (INCEPTION
                                                                         OF CLASS)
                                                        YEAR ENDED         THROUGH
                                                       SEPTEMBER 30,    SEPTEMBER 30,
                                                           1999             1998
                                                           ----             ----
Net Asset Value, Beginning
   of Period..........................................    $ 9.19           $ 9.20
                                                          ------           ------
Income (Loss) From Investment Operations
   Net Investment Income..............................      0.48             0.54
   Net Realized and Unrealized Gain (Loss)............    (0.52)             0.03
                                                          ------           ------
        Total From  Investment Operations.............    (0.04)             0.57
                                                          ------           ------
Dividends and Distributions
   Net Investment Income..............................    (0.48)           (0.53)
   Distribution from Realized Gain....................      -              (0.05)
   Dividend in Excess of Net Investment Income........    (0.01)             -
                                                          ------           ------

        Total Dividends and Distributions.............    (0.49)           (0.58)
                                                          ------           ------

Net Asset Value, End of Period........................    $ 8.66           $ 9.19
                                                          ======           ======

Total Return (1)......................................   (0.51)%            6.34%

Ratios/Supplemental Data
   Net Assets,  End of Period
      (000 omitted)...................................    $1,292             $883
   Ratio of Expenses to
      Average Net Assets..............................     0.93%        0.93%*(2)
   Ratio of Net Investment Income to
      Average Net Assets..............................     5.43%            5.49%*

   Portfolio Turnover Rate (3)........................    73.45%          126.28%

(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day for the fiscal period. Total returns are not annualized for periods of less than one full year.

(2) Ratio of expenses to average net assets after the reduction of custodian fees under a custodian agreement was 0.92% for September 30, 1998.

(3) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

*   Annualized

DAVIS TAX-FREE HIGH INCOME FUND, INC.
INDEPENDENT AUDITORS' REPORT
================================================================================

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
OF DAVIS TAX-FREE HIGH INCOME FUND, INC.:

        We have audited the accompanying statement of assets and liabilities of Davis Tax-Free High Income Fund, Inc. including the schedule of investments, as of September 30, 1999, and the related statement of operations for the year then ended and the statement of changes in net assets and the financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the three-year period ended September 30, 1997 were audited by other auditors whose report, dated November 11, 1997, expressed an unqualified opinion on this information.

        We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1999, by correspondence with the custodian and brokers; and where confirmations were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

        In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Davis Tax-Free High Income Fund, Inc. as of September 30, 1999, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the years in the two-year period then ended, in conformity with generally accepted accounting principles.


                                                      KPMG LLP

Denver, Colorado
November 5, 1999

DAVIS TAX-FREE HIGH INCOME FUND, INC.
FEDERAL INCOME TAX INFORMATION (UNAUDITED)
FOR THE YEAR ENDED SEPTEMBER 30, 1999
================================================================================

        In early 2000, shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 1999. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

        None of the dividends paid by the Fund during the year ended September 30, 1999 are eligible for the corporate dividend-received deduction. A total of 93.6% of dividends were derived from interest on municipal bonds, which are not subject to federal income tax.

        The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax adviser for specific guidance.

                               DAVIS TAX-FREE HIGH
                                INCOME FUND, INC.

        124 East Marcy Street, P.O. Box 1688, Santa Fe, New Mexico 87501

================================================================================

               DIRECTORS                        OFFICERS
               Wesley E. Bass, Jr               Jeremy H. Biggs
               Jeremy H. Biggs.                    Chairman
               Marc P. Blum                     Shelby M.C. Davis
               Andrew A. Davis                     President
               Christopher C. Davis             Kenneth C. Eich
               Jerry D. Geist                      Vice President
               D. James Guzy                    Sharra L. Reed
               G. Bernard Hamilton                 Vice President, Treasurer
               LeRoy E. Hoffberger                 & Assistant Secretary
               Laurence W. Levine               Thomas D. Tays
               Christian R. Sonne                  Vice President & Secretary
               Marsha Williams                  Andrew A. Davis
                                                   Vice President
INVESTMENT ADVISER                              Christopher C. Davis
Davis Selected Advisers, L.P.                      Vice President
124 East Marcy Street
Santa Fe, New Mexico  87501
1-800-279-2279

DISTRIBUTOR
Davis Distributors, LLC
124 East Marcy Street
Santa Fe, New Mexico  87501

TRANSFER AGENT & CUSTODIAN
State Street Bank and Trust Company
c/o The Davis Funds
P.O. Box 8406
Boston, MA  02266-8406

COUNSEL
D'Ancona & Pflaum
111 E. Wacker Drive, Suite 2800
Chicago, Illinois  60601-4205

AUDITORS
KPMG LLP
707 Seventeenth Street, Suite 2300
Denver, Colorado 80202

================================================================================

FOR MORE INFORMATION ABOUT DAVIS TAX-FREE HIGH INCOME FUND, INC. INCLUDING MANAGEMENT FEE, CHARGES AND EXPENSES, SEE THE CURRENT PROSPECTUS WHICH MUST PRECEDE OR ACCOMPANY THIS REPORT.

                                        DAVIS SELECTED ADVISERS, L.P.
                                        124 EAST MARCY STREET
                                        SANTA FE, NEW MEXICO 87501
                                        1-800-279-0279



















[DAVIS FUNDS LOGO]

                            EVERGREEN MUNICIPAL TRUST

                                     PART C

                                OTHER INFORMATION


Item 15.          Indemnification.

         The response to this item is incorporated by reference to "Liability and Indemnification of Trustees" under the caption "Comparative Information on Shareholders' Rights" in Part A of this Registration Statement.

Item 16.          Exhibits:

1. Declaration of Trust. Incorporated by reference to Evergreen Municipal Trust's Registration Statement on Form N-1A filed on December 12, 1997 Registration No. 333-36033 ("Form N-1A
Registration Statement")

2. Bylaws. Incorporated by reference to the Form N-1A Registration Statement.

3. Not applicable.

4. Agreement and Plan of Reorganization. Exhibit A to Prospectus contained in Part A of this Registration Statement.

5. Declaration of Trust of Evergreen Municipal Trust Articles II., III.6(c), IV.(3), IV.(8), V., VI., VII., and VIII and By-Laws Articles II., III. and VIII.

6. Form of Investment Advisory Agreement between Evergreen Investment Management Company and Evergreen Municipal Trust. Incorporated by reference to the Form N-1A Registration Statement.

7(a).  Principal  Underwriting  Agreements between Evergreen Municipal Trust and
Evergreen  Distributor,   Inc.  Incorporated  by  reference  to  the  Form  N-1A
Registration Statement.

7(b).  Form of Dealer  Agreement for Class A, Class B and Class C shares used by
Evergreen  Distributor,   Inc.  Incorporated  by  reference  to  the  Form  N-1A
Registration Statement.

8. Form of Deferred Compensation Plan. Incorporated by reference to the Form N-1A Registration Statement.

9. Form of Custody Agreement between State Street Bank and Trust Company and Evergreen Municipal Trust. Incorporated by reference to Form N-1A Registration Statement.

10(a). Rule 12b-1 Distribution Plans. Incorporated by reference to the Form N-1A Registration Statement.

10(b).          Multiple Class Plan.  Incorporated by reference to the
Form N-1A Registration Statement.

11. Opinion and consent of Sullivan & Worcester LLP. Filed herewith.

12.  Tax  opinion  and  consent  of  KPMG  LLP.  To be filed by amendment.

13. Not applicable.

14. Consent of KPMG LLP (with respect to Davis Tax-Free High Income Fund). Filed herewith.

15. Not applicable.

16. Powers of Attorney. Incorporated by reference to the Form N-1A Registration Statement.

17. Form of Proxy Card. Filed herewith.


Item 17.          Undertakings.

         (1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus that is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

         (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new Registration Statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                   SIGNATURES

         As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the City of New York and State of New York on the 16th day of December, 1999.

                              EVERGREEN MUNICIPAL TRUST

                              By:      /s/Anthony J. Fischer
                                       -----------------------
                                       Name: Anthony J. Fischer
                                       Title: President

         As required by the Securities Act of 1933, the following persons have signed this Registration Statement in the capacities indicated on the 16th day of December, 1999.

Signatures                                                    Title
----------                                                    -----

/s/Anthony J. Fischer                                         President and
-------------------                                           Treasurer
Anthony J. Fischer

/s/Laurence B. Ashkin*                                        Trustee
---------------------
Laurence B. Ashkin

/s/Charles A. Austin III*                                     Trustee
-------------------------
Charles A. Austin III

/s/K. Dun Gifford*                                            Trustee
-----------------
K. Dun Gifford

/s/James S. Howell*                                           Trustee
------------------
James S. Howell

/s/Leroy Keith, Jr.*                                          Trustee
-------------------
Leroy Keith, Jr.

/s/Gerald M. McDonnell*                                       Trustee
----------------------
Gerald M. McDonnell

/s/Thomas L. McVerry*                                         Trustee
--------------------
Thomas L. McVerry

/s/William Walt Pettit*                                       Trustee
---------------------
William Walt Pettit

/s/David M. Richardson*                                       Trustee
----------------------
David M. Richardson

/s/Russell A. Salton III*                                     Trustee
-------------------------
Russell A. Salton III

/s/Michael S. Scofield*                                       Trustee
----------------------
Michael S. Scofield

/s/Richard J. Shima*                                          Trustee
-------------------
Richard J. Shima

                                                              Trustee
---------------------
Arnold H. Dreyfuss

                                                              Trustee
--------------------------
Louis W. Moelchert, Jr.

* By:             /s/Maureen E. Towle
                  -------------------
                  Attorney-in-Fact

         Maureen E. Towle, by signing her name hereto, does hereby sign this document on behalf of each of the above-named individuals pursuant to powers of attorney duly executed by such persons and included as Exhibit 16 to this Registration Statement.